                                             Registration Statement No. 33-43628
                                                                        811-6465

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 23

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 23

                           THE TRAVELERS SERIES TRUST
                           --------------------------
                           (Exact name of Registrant)

                 ONE TOWER SQUARE, HARTFORD, CONNECTICUT  06183
                 ----------------------------------------------
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (860) 277-0111
                                                           --------------

                                ERNEST J. WRIGHT
                       Secretary to the Board of Trustees
                           The Travelers Series Trust
                                One Tower Square
                          Hartford, Connecticut  06183
                          ----------------------------
                    (Name and Address of Agent for Service)



Approximate Date of Proposed Public Offering:


It is proposed that this filing will become effective (check appropriate box):

         immediately upon filing pursuant to paragraph (b).
-------
  X      on May 1, 1998 pursuant to paragraph (b).
-----
         60 days after filing pursuant to paragraph (a)(1).
-------
              on __________ pursuant to paragraph (a)(1)
-------
         75 days after filing pursuant to paragraph (a)(2).
-------
          on __________ pursuant to paragraph (a)(2) of Rule 485.
-------
          on __________ pursuant to paragraph (a)(3) of Rule 485.
------

If appropriate, check the following box:
         this post-effective amendment designates a new effective date for a
------   previously filed post-effective amendment.

                           THE TRAVELERS SERIES TRUST

     Cross-Reference Sheet pursuant to Rule 495 under the Securities Act of 1933

ITEM
NO.                                                       CAPTION IN PROSPECTUS
---                                                       ---------------------
1.     Cover Page                                         Cover Page
2.     Synopsis                                           Cover Page
3.     Condensed Financial Information                    Financial Highlights
4.     General Description of Registrant                  Cover Page; The Travelers Series Trust;
                                                             Investment Objectives and Policies
5.     Management of the Fund                             Board of Trustees; Investment Manager;
                                                          Investment Subadvisers; Securities
                                                          Transactions; Fund Expenses; Additional Information
6.     Capital Stock and Other Securities                 Fund Description; Dividends and
                                                             Distributions;  Shareholder Rights
                                                             Net Asset Value
7.     Purchase of Securities Being Offered               Shareholder Rights
8.     Redemption or Repurchase                           Net Asset Value
9.     Legal Proceedings                                  Legal Proceedings


                                                          CAPTION IN STATEMENT OF ADDITIONAL
                                                          INFORMATION
                                                          --------------------------------------------

10.    Cover Page                                         Cover Page
11.    Table of Contents                                  Table of Contents
12.    General Information and History                    Not Applicable
13.    Investment Objectives and Policies                 Investment Objectives and Policies;
                                                             Investment Restrictions; Appendix
14.    Management of the Registrant                       Trustees and Officers
15.    Control Persons and Principal                      Additional Information
          Holders of Securities
16.    Investment Advisory and                            Investment Adviser; Investment Subadvisers;
          Other Services                                     Additional Information
17.    Brokerage Allocation                               Brokerage
18.    Capital Stock and Other                            Declaration of Trust
          Securities
19.    Purchase, Redemption and Pricing                   Valuation of Securities
          of Securities Being Offered
20.    Tax Status                                         Distributions and Taxes
21.    Underwriters                                       Not Applicable
22.    Calculation of Performance Data                    Not Applicable
23.    Financial Statements                               Additional Information

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                           THE TRAVELERS SERIES TRUST

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                        SOCIAL AWARENESS STOCK PORTFOLIO
                              UTILITIES PORTFOLIO

ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183
TELEPHONE 860-277-0111
--------------------------------------------------------------------------------


The Travelers Series Trust (the "Series Trust" or "Fund") is a diversified open-end management investment company (mutual fund) which consists of multiple series of shares (the "Portfolios"), each with its own investment objective and policies. The Portfolios of the Series Trust described in this prospectus are the U.S. Government Securities Portfolio, the Social Awareness Stock Portfolio and the Utilities Portfolio. All Portfolios described in this prospectus may not be available under all variable contracts.



Shares of the Portfolios are currently offered without a sales charge to separate accounts of The Travelers Insurance Company and The Travelers Life and Annuity Company (collectively, "the Company" or "The Travelers"). The Portfolios serve as funding options for variable annuity and variable life insurance contracts issued by the Company. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use shares of the Portfolios as funding options now or in the future.



This Prospectus concisely sets forth the information about the Series Trust and applicable Portfolios that you should know before investing. Please read it and retain it for future reference. Additional information about the Series Trust and the Portfolios is contained in a Statement of Additional Information ("SAI") dated May 1, 1998 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, by calling 1-860-277-0111, or by accessing the SEC's website (http://www.sec.gov).



THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY THE TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                               TABLE OF CONTENTS


FINANCIAL HIGHLIGHTS -- U.S. Government Securities
  Portfolio.................................................    4
FINANCIAL HIGHLIGHTS -- Social Awareness Stock Portfolio....    5
FINANCIAL HIGHLIGHTS -- Utilities Portfolio.................    6
FUND DESCRIPTION............................................    7
U.S. GOVERNMENT SECURITIES PORTFOLIO........................    7
  Investment Objective and Policies.........................    7
  Investment Restrictions...................................    8
  Risk Factors..............................................    8
SOCIAL AWARENESS STOCK PORTFOLIO............................    8
  Investment Objective and Policies.........................    8
  Investment Restrictions...................................    9
  Risk Factors..............................................   10
UTILITIES PORTFOLIO.........................................   10
  Investment Objective and Policies.........................   10
  Investment Restrictions...................................   11
  Risk Factors and Special Considerations...................   11
BOARD OF TRUSTEES...........................................   12
INVESTMENT ADVISERS.........................................   13
  TAMIC.....................................................   13
  Portfolio Manager -- U.S. Government Securities
     Portfolio..............................................   13
  Advisory Fees -- U.S. Government Securities Portfolio.....   13
  MMC.......................................................   13
  Portfolio Manager -- Social Awareness Stock Portfolio.....   13
  Advisory Fees -- Social Awareness Stock Portfolio.........   14
  Portfolio Manager -- Utilities Portfolio..................   14
  Advisory Fees -- Utilities Portfolio......................   14
FUND ADMINISTRATION.........................................   14
SECURITIES TRANSACTIONS.....................................   14
FUND EXPENSES...............................................   15
TRANSFER AGENT..............................................   15
SHARES OF THE SERIES TRUST..................................   15
NET ASSET VALUE.............................................   16
TAX STATUS..................................................   17
DIVIDENDS AND DISTRIBUTIONS.................................   17
LEGAL PROCEEDINGS...........................................   17
YEAR 2000 COMPLIANCE........................................   17
ADDITIONAL INFORMATION......................................   17
EXHIBIT A...................................................   18


                                    SERIES-3

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                           THE TRAVELERS SERIES TRUST


                      U.S. GOVERNMENT SECURITIES PORTFOLIO



The following information for the year ended December 31, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1997. All other periods presented have been audited by other independent auditors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's 1997 Annual Report, which is incorporated by reference into the SAI.



                                                                                           JANUARY 24,(1)
                                                                                                 TO
                                                 YEAR ENDED DECEMBER 31,                    DECEMBER 31,
                                 -------------------------------------------------------   --------------
                                   1997        1996        1995       1994        1993          1992
---------------------------------------------------------------------------------------------------------
PER SHARE DATA
  Net asset value, beginning of
    period.....................  $  10.86    $ 12.43     $ 10.58    $ 11.63     $ 10.79        $10.00
Income (loss) from operations
  Net investment income........      0.58       0.68        0.65       0.60        0.57          0.53
  Net realized and unrealized
    gain (loss)................      0.79      (0.52)       1.80      (1.23)       0.44          0.26
                                 --------    -------     -------    -------     -------        ------
    Total income (loss) from
      operations...............      1.37       0.16        2.45      (0.63)       1.01          0.79
Less distributions from(2)
  Net investment income........     (0.58)     (1.55)      (0.60)     (0.39)      (0.17)           --
  Net realized gains...........        --      (0.18)         --      (0.03)         --            --
                                 --------    -------     -------    -------     -------        ------
    Total distributions........  $  (0.58)   $ (1.73)    $ (0.60)   $ (0.42)    $ (0.17)           --
                                 --------    -------     -------    -------     -------        ------
Net asset value, end of
  period.......................  $  11.65    $ 10.86     $ 12.43    $ 10.58     $ 11.63        $10.79
                                 ========    =======     =======    =======     =======        ======
TOTAL RETURN(3)................     12.62%      1.46%      24.42%     (5.64)%      9.48%         7.90%
Net assets, end of period
  (thousands)..................  $ 35,279    $26,009     $28,192    $24,522     $25,520        $9,017
RATIOS TO AVERAGE NET ASSETS
  Expenses(4)..................      0.49%      0.62%       0.56%      0.71%       0.58%         0.38%(5)
  Net income...................      6.10%      5.68%       5.80%      5.56%       5.04%         4.72%(5)
Portfolio turnover rate........       208%       501%        214%        16%         51%           25%
(1)  Date operations commenced.
(2)  Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net
     realized short-term capital gains were included in
     distributions from net investment income.
(3)  Total return is actual and has not been annualized, as it may not be representative of the total return for the year.
     The total return would have been lower if separate account charges had been reflected.
(4)  The ratios of expenses to average net assets for the year ended December 31, 1993 and the period ended December 31,
     1992 reflect an expense reimbursement by The Travelers in
     connection with voluntary expense limitations. Without the expense reimbursement, the ratio of operating expenses to
     average net assets would have been 0.77% and 0.72% for the year ended December 31, 1993 and the period ended December
     31, 1992, respectively.
(5)  Annualized.


                                    SERIES-4

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           THE TRAVELERS SERIES TRUST
                        SOCIAL AWARENESS STOCK PORTFOLIO


The following information for the year ended December 31, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1997. All other periods presented have been audited by other independent auditors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's 1997 Annual Report, which is incorporated by reference into the SAI.





                                                                                            MAY 1,(1)
                                                                                                TO
                                               YEAR ENDED DECEMBER 31,                     DECEMBER 31,
                               --------------------------------------------------------   --------------
                                 1997       1996       1995         1994         1993          1992
--------------------------------------------------------------------------------------------------------
PER SHARE DATA
  Net asset value, beginning
    of period................  $ 15.76    $ 14.32     $11.05       $11.64       $10.95        $10.00
Income (loss) from operations
  Net investment income(2)...     0.15       0.31       0.12         0.16         0.17          0.16
  Net realized and unrealized
    gains (loss).............     4.15       2.42       3.47        (0.45)        0.65          0.79
                               -------    -------     ------       ------       ------        ------
    Total income (loss) from
      operations.............     4.30       2.73       3.59        (0.29)        0.82          0.95
Less distributions from(6)
  Net investment income......       --      (0.43)     (0.14)       (0.24)       (0.13)           --
  Net realized gains.........       --      (0.86)     (0.18)       (0.06)          --            --
                               -------    -------     ------       ------       ------        ------
    Total distributions......       --      (1.29)     (0.32)       (0.30)       (0.13)           --
                               -------    -------     ------       ------       ------        ------
  Net asset value, end of
    period...................  $ 20.06    $ 15.76     $14.32       $11.05       $11.64        $10.95
                               =======    =======     ======       ======       ======        ======
TOTAL RETURN(7)..............   27.28%     19.98%      33.37%       (2.69)%       7.55%         9.50%
  Net assets, end of period
    (thousands)..............  $21,013    $11,040     $7,055       $3,879       $3,361        $1,394
RATIOS TO AVERAGE NET ASSETS
  Expenses(2)(5).............     0.98%      1.25%      1.25%        1.25%        1.05%         0.71%(3)
  Net income.................     0.97%      0.43%      0.99%        1.43%        1.50%         2.22%(3)
Portfolio turnover rate......       19%        26%        73%         137%          60%           56%
Average commission per share
  paid on equity
  transactions(4)............  $  0.06    $  0.06         --           --           --            --
 (1)  Date operations commenced.
 (2)  For the year ended December 31, 1996, The Travelers
      reimbursed the Portfolio for $25,093 in expenses. If such
      fees were not waived and expenses not reimbursed, the per
      share decrease of net investment income would have been
      $0.06 and the actual expense ratio would have been 1.69%.
 (3)  Annualized.
 (4)  For fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average
      commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.
 (5)  The ratios of expenses to average net assets for the years ended December 31, 1995, 1994 and 1993 reflect expense
      reimbursements by The Travelers in connection with voluntary expense limitations. Without the expense reimbursements, the ratios of expenses to average net assets would have been
      1.75%, 3.34%, 3.73% and 2.19% for the years ended December
      31, 1996, 1995, 1994, 1993 and the period ended December 31,
      1992, respectively.
 (6)  Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net
      realized short-term capital gains were included in
      distributions from net investment income.
 (7)  Total return is actual and has not been annualized, as it may not be representative of the total return for the year.
      The total return would have been lower if separate account charges had been reflected.


                                    SERIES-5

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           THE TRAVELERS SERIES TRUST
                              UTILITIES PORTFOLIO


The following information for the year ended December 31, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1997. All other periods presented have been audited by other independent auditors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's 1997 Annual Report, which is incorporated by reference into the SAI.



                                                                                           FEBRUARY 4,(1)
                                                                   YEAR ENDED                    TO
                                                                  DECEMBER 31,              DECEMBER 31,
                                                        --------------------------------   --------------
                                                          1997       1996         1995          1994
---------------------------------------------------------------------------------------------------------
PER SHARE DATA:
  Net asset value, beginning of period................  $ 12.22    $ 12.85      $ 10.17        $10.00
Income from operations
  Net investment income...............................     0.46       0.47         0.48          0.35
  Net realized and unrealized gain (loss).............     2.63       0.47         2.44         (0.18)
                                                        -------    -------      -------        ------
    Total from operations.............................     3.09       0.94         2.92          0.17
Less Distributions From(6)
  Net investment income...............................    (0.01)     (0.84)       (0.24)           --
  Net realized gains..................................    (0.01)     (0.73)          --            --
                                                        -------    -------      -------        ------
  Total distributions.................................    (0.02)     (1.57)       (0.24)           --
                                                        -------    -------      -------        ------
Net asset value, end of period........................  $ 15.29    $ 12.22      $ 12.85        $10.17
                                                        =======    =======      =======        ======
TOTAL RETURN(2).......................................    25.29%      7.47%       29.29%         1.70%
Net assets, end of period (thousands).................  $21,413    $18,214      $15,340        $5,757
RATIOS TO AVERAGE NET ASSETS
  Expenses(3).........................................     1.06%      1.07%        1.25%         1.25%(5)
  Net investment income...............................     3.58%      3.88%        4.29%         3.86%(5)
Portfolio turnover rate...............................       68%        39%          25%           32%
Average commission per share paid on equity
  transactions(4).....................................  $  0.06    $  0.06           --            --
(1)  Date operations commenced.
(2)  Total return is actual and has not been annualized, as it may not be representative of the total return for the year.
     The total return would have been lower if separate account charges had been reflected.
(3)  The ratio of expenses to average net assets for the year ended December 31, 1995 and the period ended December 31,
     1994 reflect expense reimbursements by The Travelers in
     connection with voluntary expense limitations. Without the expense reimbursements, the ratios of operating expenses to average net assets would have been 1.27% and 3.49%
     (annualized), respectively.
(4)  For fiscal years beginning after 1995 the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.
(5)  Annualized.
(6)  Distributions from realized gains include both net
     short-term and long-term capital gains. Prior to 1996 net
     realized short-term capital gains were included in
     distributions from net investment income.


                                    SERIES-6

                                FUND DESCRIPTION
--------------------------------------------------------------------------------

The Travelers Series Trust (the "Series Trust") is registered with the SEC as an open-end management investment company. The Series Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the shares of the Series Trust to be divided into two or more series related to separate portfolios of investments, and further allows the Board of Trustees to establish additional portfolios at any time.


The Series Trust is currently divided into 21 series (the "Portfolios") each with its own investment objective and policies, all of which are diversified portfolios under the Investment Company Act of 1940, as amended ("1940 Act"). Three Portfolios, as described below, are contained in this prospectus. The other portfolios are described in other prospectuses.


                      U.S. GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The U.S. Government Securities Portfolio's investment objective is to seek the highest credit quality, current income and total return. To achieve this objective, the U.S. Government Securities Portfolio invests primarily in direct obligations of the United States, obligations of its instrumentalities supported by its full faith and credit, and obligations issued or guaranteed by federal agencies which are independent corporations sponsored by the United States and which are subject to its general supervision, but which are not supported by the full faith and credit of the United States. The Portfolio may, from time to time, purchase new-issue or government or agency securities on a "when-issued" or "to-be-announced" basis.

When market conditions warrant, the U.S. Government Securities Portfolio may adopt a defensive position by investing in money market instruments. Such instruments, which must mature within one year of their purchase, consist of U.S. Government securities; certificates of deposit, demand and time deposits and bankers' acceptances of banks which are members of the Federal Deposit Insurance Corporation and which have assets of at least $1 billion, including U.S. branches of foreign banks and foreign branches of U.S. banks; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. Government securities. The investments of the U.S. Government Securities Portfolio in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. (For a description of these rating systems, see the Appendix to the SAI.)

Direct obligations of the United States include Treasury Bills which are issued on a discount basis with a maturity of one year or less, Treasury Notes which have maturities at issuance of between one and ten years, and Treasury Bonds which have maturities at issuance of greater than ten years. Instrumentalities of the United States whose debt obligations are backed by its full faith and credit include: Government National Mortgage Association, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Maritime Administration, District of Columbia Armory Board, Farm Credit System, Financial Assistance Corporation, Federal Financing Bank and Washington Metropolitan Area Transit Authority. Federal agencies include: Farm Credit System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Student Loan Marketing Association.

The U.S. Government Securities Portfolio may write covered call options on securities which it owns. Such an option on an underlying security would obligate the Portfolio to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option. The Portfolio may also purchase put and call options for bona fide hedging purposes.

                                    SERIES-7

The U.S. Government Securities Portfolio may use exchange-traded futures contracts as a hedge to protect against changes in interest rates.

A detailed discussion of certain types of investments and investment techniques utilized by the U.S. Government Securities Portfolio is included in Exhibit A to this Prospectus.

INVESTMENT RESTRICTIONS

The U.S. Government Securities Portfolio has adopted the following fundamental investment restrictions which may not be changed without a vote of a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act. These restrictions and certain other fundamental investment restrictions are fully set forth in the SAI. Unless otherwise noted, all references to the Portfolio's assets are in terms of current market value. The U.S. Government Securities Portfolio will not: (1) invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities, for which there is no limit); (2) borrow money, except to facilitate redemptions or borrow money for temporary or emergency purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the Portfolio's gross assets computed at cost; (3) invest more than 25% of its assets in the securities of issuers in any single industry (exclusive of securities of the United States, its agencies or instrumentalities, for which there is no limit); and (4) make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

RISK FACTORS

U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from corporate debt securities. The value of the Portfolio's securities will fluctuate based on market conditions and interest rates. Interest rates depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. An increase in interest rates will generally reduce the value of debt securities, and conversely a decline in interest rates will generally increase the value of debt securities.

                        SOCIAL AWARENESS STOCK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Social Awareness Stock Portfolio (the "Social Awareness Portfolio") is long-term capital appreciation and retention of net investment income. The Portfolio seeks to fulfill this objective by selecting investments, primarily common stocks, that meet certain social criteria, based on analysis of data supplied by various research services. This principal objective does not preclude the realization of short-term gains when conditions suggest the long-term goal is accomplished by such short-term transactions.

The assets of the Social Awareness Portfolio generally will be invested in a portfolio of equity securities, primarily common stocks, diversified across industries and companies. However, when it is determined that investments of other types may be advantageous for defensive purposes or for temporary investment of cash flows, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, deemed to be of suitable credit quality, including obligations of the United States government.

The Social Awareness Portfolio utilizes certain social criteria to define acceptable investment vehicles for the Portfolio. Companies will not meet the social criteria established for the Portfolio if a

                                    SERIES-8
significant portion of their revenues, as determined by MMC, are derived from:
(a) the production of tobacco, tobacco products, alcohol, or military defense systems; or (b) the provision of military defense related services, or (c) gambling services. These investment restrictions are not fundamental and may be changed without shareholder approval.



Based upon MMC's analysis of information supplied by research services, the Social Awareness Portfolio will not invest in the securities of a company if MMC determines that the company fails to meet the social criteria outlined above. MMC will review the available universe of common stocks on a quarterly basis, and will determine which securities are acceptable investments for assets of the Portfolio. From those deemed acceptable, MMC will select securities for the Portfolio, seeking companies which appear attractive based upon quantitative and/or qualitative analysis.



If a company fails a social criteria restriction after the Social Awareness Portfolio has purchased its common stock, or should the Portfolio inadvertently acquire a security which is not an acceptable investment, MMC will eliminate the securities of such company from the Social Awareness Portfolio's portfolio in an orderly manner within a reasonable period of time.


The Social Awareness Portfolio may use exchange-traded financial futures contracts as a hedge to protect against changes in stock prices or interest rates. The use of stock futures contracts by the Portfolio is intended primarily to limit transaction and borrowing costs. The Social Awareness Portfolio may also purchase and sell interest rate futures to hedge against changes in interest rates that might otherwise have an adverse effect on the value of the Portfolio's securities. The Portfolio may also write covered call options on securities which it owns, and may purchase index or individual equity call or put options. When market conditions warrant, the Social Awareness Portfolio may adopt a defensive position to preserve shareholders' capital by investing in money market instruments. Such instruments, which must mature within one year of their purchase, consist of U.S. government securities; instruments of banks which are members of the Federal Deposit Insurance Corporation and have assets of at least $1 billion, such as certificates of deposit, demand and time deposits and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

INVESTMENT RESTRICTIONS

In addition to the social criteria listed above, the Social Awareness Portfolio has adopted the following fundamental investment restrictions which may not be changed without a vote of a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act. These restrictions and certain other fundamental investment restrictions are fully set forth in the SAI. Unless otherwise noted, all references to the Portfolio's assets are in terms of current market value. The Social Awareness Portfolio will not (1) invest more than 5% of its assets in the securities of any one issuer, except obligations of the U.S. government and its instrumentalities; (2) borrow money, except for extraordinary or emergency purposes, including meeting redemptions or settling securities transactions and then only from banks and in amounts of up to 10% of its total assets; the Portfolio will not purchase securities while borrowings exceed 5% of its total assets, except to honor prior commitments; (3) purchase interests in real estate, except as may be represented by securities for which there is an established market; (4) make loans, except through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors; (5) acquire more than 10% of the voting securities of any one issuer; (6) make purchases on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts; and (7) invest more than 5% of its assets in restricted securities.

                                    SERIES-9

RISK FACTORS

The investment experience of equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

                              UTILITIES PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The primary investment objective of the Utilities Portfolio (the "Portfolio") is to provide current income. Long-term capital appreciation is a secondary objective. The Portfolio's investment objectives may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that the Portfolio will achieve its investment objectives.

The Portfolio seeks to achieve its objectives by investing in equity and debt securities of companies in the utility industries. For purposes of this Prospectus, the utility industries are deemed to be comprised of companies principally engaged in the manufacture, production, generation, transmission and sale of electric and gas energy and companies principally engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies regulated by governmental agencies as utilities that provide communication facilities for the public benefit, but not including those in public broadcasting. For purposes of this prospectus, "principally engaged" means that at least 50% of a company's assets, gross income or net profits results from utility operations or the company is regulated as a utility by a government agency or authority. The Portfolio will invest primarily in utility equity and debt securities that have a high expected rate of return, as determined by the investment adviser. Under normal market conditions, the Portfolio will invest at least 65% of its assets in such securities. The Portfolio may invest up to 35% of its assets in equity and debt securities of non-utility companies believed to afford a reasonable opportunity for achieving the Portfolio's investment objectives. When the investment adviser believes that market conditions warrant, the Portfolio may adopt a temporary defensive posture and may invest, without limit, in debt securities (whether or not they are utility securities) such as rated or unrated bonds, debentures and commercial paper, U.S. government securities and money market instruments. The Portfolio may invest up to 10% of its assets in securities rated BB or B by Standard & Poor's Corporation ("S&P") or Ba or B by Moody's Investors Service, Inc. ("Moody's") whenever the investment adviser believes that the incremental yield on such securities is advantageous to the Portfolio in comparison to the additional risk involved (such lower-rated securities are commonly known as "junk bonds"). The yields on lower-rated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated securities may be subject to greater market fluctuations and greater risks of loss of income or principal (including the possibility of default by, or bankruptcy of, the issuers of such securities) than higher-rated securities. Lower-rated securities also may have speculative characteristics. In addition, the Portfolio may enter into repurchase agreements. (For a description of the rating systems identified above, see the Appendix to the SAI.)

The Utilities Portfolio has the ability to engage in a number of specialized investment strategies and techniques designed to enable the Portfolio to achieve its investment objectives. Included among these strategies are lending its portfolio securities, selling securities "short against the box," writing covered call and secured put options, as well as purchasing options on securities, purchasing and selling interest rate futures contracts, options on futures contracts, stock index put and call options and stock index futures contracts, each of which are discussed in Exhibit A to this Prospectus.

                                    SERIES-10

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act. The Utilities Portfolio will not:

     1. purchase the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation;

     2. purchase more than 10% of the voting securities of any one issuer, provided that this limitation shall not apply to investments in U.S. government securities;

     3. purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by the Portfolio;

     4. make short sales of securities or maintain a short position, except to the extent of 5% of the Portfolio's net assets and except that the Portfolio may engage in such activities without limit if, at all times when a short position is open, the Portfolio owns an equal amount of the securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and at least equal in amount to, the securities sold short;

     5. borrow money, including reverse repurchase agreements, except that the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 20% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments;

     6. pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of the Portfolio's total assets as security for any indebtedness. For purposes of this restriction (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and
        (b) collateral arrangements with respect to (i) the purchase and sale of stock options, options on foreign currencies and options on stock indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets;

     7. invest in commodities, except that the Portfolio may purchase or write futures contracts and options on futures contracts as described in this Prospectus;

     8. make loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities and the entry into repurchase agreements; and

     9. concentrate in any industry, except that the Portfolio will concentrate in excess of 25% of its assets in the securities of companies within the utility industries.

In addition, the Portfolio will not purchase restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 10% of the total assets of the Portfolio would be invested in such securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investment in the Utilities Portfolio may involve above-average risk of loss because of, among other things, the Portfolio's use of strategies and techniques that may be considered to be speculative. The

                                    SERIES-11
strategy followed by the Portfolio and certain of the strategies and techniques used by the Portfolio depend on forecasts made by the investment adviser that may or may not prove to be correct.


Because the Portfolio concentrates its investments in one sector, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broader range of investment alternatives. The Portfolio is particularly subject to risks that are inherent to the utility industries that make up this sector, including difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restriction on operations and increased cost and delays attributable to environmental consideration and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held by the Portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies, and impose additional requirements governing the licensing, construction and operation of nuclear power plants.

Each of the risks referred to above could adversely affect the ability and inclination of public utilities to declare or pay dividends and the ability of holders of common stock to realize any value from the assets of the issuer upon liquidation or bankruptcy. All of the utilities which are issuers of the securities held by the Portfolio have been experiencing one or more of these problems in varying degrees. Moreover, price disparities within selected utility groups and discrepancies in relation to averages and indices have occurred frequently for reasons not directly related to the general movements or price trends of utility common stocks. Causes of these discrepancies include changes in the overall demand for and supply of various securities (including the potentially depressing effect of new stock offerings), and changes in investment objectives, market expectations or cash requirements of other purchasers and sellers of securities.

                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Under Massachusetts law, the Series Trust's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Series Trust. Subject to the provisions of the Declaration of Trust, the business and affairs of the Series Trust shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

Additionally, the Board of Trustees annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies, and takes any other actions necessary in connection with the operation and management of the Series Trust.

                                    SERIES-12

                              INVESTMENT ADVISERS
--------------------------------------------------------------------------------


As described above, the Board of Trustees monitors the activities of those entities which provide investment advisory services to the Portfolios. Travelers Asset Management International Corporation (TAMIC) and Mutual Management Corp. ("MMC") (collectively, the "investment advisers") provide investment advice and, in general, supervise the management and investment programs of the Portfolios of the Series Trust.


TAMIC

TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company, and its principal offices are located at One Tower Square, Hartford, Connecticut 06183. In addition to serving as the investment adviser for the U.S. Government Securities Portfolio, TAMIC acts as investment adviser for other investment companies used to fund variable products issued by The Travelers and The Travelers Life and Annuity Company; as well as for individual and pooled pension and profit-sharing accounts and for offshore insurance companies affiliated with The Travelers.

PORTFOLIO MANAGER -- U.S. GOVERNMENT SECURITIES PORTFOLIO

The U.S. Government Securities Portfolio has been managed by Joseph M. Mullally since mid-1995. Mr. Mullally is a 1989 graduate of the Massachusetts Institute of Technology with a degree in Economics and minor in Mathematics. While at MIT he worked three years as a research assistant at the Sloan School and the Harvard Business School. Areas of research included interest rate expectations, foreign exchange rate expectations and causality among price volatility, volume and investor expectations. Prior to joining The Travelers, he spend six years at CS First Boston. He was the Corporate Fixed Income Strategist, Chief Fixed Income Strategist and Global Product Manager for Government Securities. He has worked extensively with mortgages, corporates, treasuries, and other investment grade securities. He also worked in the Portfolio Strategy Group for several years, focusing on constructing portfolios to outperform benchmark indices.

ADVISORY FEES -- U.S. GOVERNMENT SECURITIES PORTFOLIO

Under its Advisory Agreement with the U.S. Government Securities Portfolio, TAMIC is paid an amount equivalent to 0.3233%, on an annual basis, of the average daily net assets of the Portfolio. The fee is computed daily and paid weekly.


MMC



MMC is located at 388 Greenwich Street, New York, New York and has been in the investment counseling business since 1968. MMC renders investment advice to a wide variety of individual, institutional and investment company clients with aggregate assets under management in excess of $85 billion. MMC is a wholly owned subsidiary of Travelers Group Inc.



MMC manages the day-to-day operations of the Social Awareness Stock Portfolio and the Utilities Portfolio pursuant to Investment Advisory Agreements entered into by the Series Trust on behalf of the Portfolios. Under the Advisory Agreements, MMC is responsible for furnishing or causing to be furnished to the Portfolios advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects and affairs of the Portfolios.


PORTFOLIO MANAGER -- SOCIAL AWARENESS STOCK PORTFOLIO


The Social Awareness Portfolio is managed by a team of investment professionals from MMC. Robert J. Brady is a Managing Director and portfolio manager for MMC. Mr. Brady is also a Chartered Financial Analyst.

                                    SERIES-13

Mr. Brady has been with Smith Barney and its predecessor firms since 1976. Gene
H. Martino is Vice President and portfolio manager for MMC. He has been involved with investment management for more than fifteen years. Mr. Martino has been with Smith Barney and its predecessor firms since 1986. Previous positions also include portfolio management at Chase Manhattan Bank and the Bankers Trust Company.


ADVISORY FEES -- SOCIAL AWARENESS STOCK PORTFOLIO


Under its Advisory Agreement with the Social Awareness Stock Portfolio, MMC is paid an amount equivalent on an annual basis to the advisory fee schedule set forth in the table below. The fee is computed daily and paid weekly.


          ANNUAL                          AGGREGATE NET ASSET
      MANAGEMENT FEE                       VALUE OF THE FUND
      ---------------                     --------------------
           0.65%        of the first      $ 50,000,000, plus
           0.55%        of the next       $ 50,000,000, plus
           0.45%        of the next       $100,000,000, plus
           0.40%        of amounts over   $200,000,000

PORTFOLIO MANAGER -- UTILITIES PORTFOLIO


The Utilities Portfolio is managed by a team of investment professionals from MMC. Jack S. Levande is a Managing Director and Portfolio Manager. Prior to joining MMC in 1987, Mr. Levande worked at E.F. Hutton as Product Manager for convertible securities. In addition to managing the Utilities Portfolio, Mr. Levande also manages the SB Convertible Bond Fund and serves as a member of the MMC Investment Policy Committee. George Mueller is a Senior Vice President of Taxable Fixed-Income Management, specializing in corporate bond portfolios. Prior to joining the firm in 1985, he was a Portfolio Manager for pension and charitable foundation accounts at Chase Manhattan Bank. In addition to his responsibilities associated with the Utilities Portfolio, Mr. Mueller is the Portfolio Manager for the SB Investment Grade Bond Fund, and serves as a member of the MMC Investment Policy Committee.


ADVISORY FEES -- UTILITIES PORTFOLIO


For the services provided under the Advisory Agreement with the Utilities Portfolio, the Portfolio pays MMC a management fee equivalent on an annual basis to 0.65% of its average daily net assets. The fee is calculated daily and paid monthly.


                              FUND ADMINISTRATION
--------------------------------------------------------------------------------


The Series Trust, on behalf of each portfolio entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the Portfolio at an annualized rate of 0.06% of the daily net assets of the Portfolio. The Travelers Insurance Company at its expense may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.


                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, the investment advisers select broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Portfolios, the investment advisers may consider the number of

                                    SERIES-14

Portfolio shares sold by such broker-dealers. In addition, broker-dealers may from time to time be affiliated with the Series Trust, the investment advisers or their affiliates.

The Portfolios may pay higher commissions to broker-dealers that provide research services. The investment advisers may use these services in advising the Portfolios, as well as in advising their other clients.

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, other expenses of the Series Trust and the Portfolios include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Series Trust or the Board of Trustees; the compensation for the unaffiliated members of the Board of Trustees; the costs of printing and mailing the Series Trust's prospectus, proxy solicitation materials, and annual, semiannual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Series Trust and its shares under federal and state securities laws. Additional high portfolio turnover may involve greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolios, as well as additional gains and/or losses to shareholders.


Pursuant to Management Agreements dated May 1, 1993 (and its subsequent amendments) between the Series Trust and The Travelers Insurance Company and between the Series Trust and The Travelers Life and Annuity Company, each Company agreed to reimburse the Series Trust for the amount by which each Portfolio's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed 1.25% of each Portfolio's average net assets for any fiscal year.



For the fiscal year ended December 31, 1997, the U.S. Government Securities Portfolio, the Social Awareness Stock Portfolio and the Utilities Portfolio paid 0.49%, 0.98% and 1.06%, respectively, of their average net assets in expenses. For these Portfolios, there were no expense reimbursements for the fiscal year ended December 31, 1997.


                                 TRANSFER AGENT
--------------------------------------------------------------------------------

The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183, serves as the Series Trust's transfer agent and dividend disbursing agent.

                           SHARES OF THE SERIES TRUST
--------------------------------------------------------------------------------

The Series Trust currently issues one class of shares divided into multiple series. Under the Declaration of Trust, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Series Trust. All shares of each series of the Series Trust have equal voting, dividend and liquidation rights. When issued and paid for, the shares will be fully paid and nonassessable by the Series Trust and will have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in fundamental investment restrictions, but shares of all series vote together in the election of Trustees and the selection of accountants. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate

                                    SERIES-15
account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Under Massachusetts law, it is possible that a shareholder of any series may be held personally liable for a Portfolio's obligations. However, the Series Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the Series Trust's obligations and provides indemnification from Series Trust assets for any shareholder held personally liable for the Series Trust's obligations. Disclaimers of such liability are included in each agreement entered into by the Series Trust or its Portfolios.

Shares of the Series Trust are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company and The Travelers Life and Annuity Company. Shares are not sold to the general public. Shares of the Series Trust are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Series Trust's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

Although the Series Trust is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Series Trust's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Series Trust due to differences in tax treatment, management of the Trust's investments, or other considerations. The Series Trust's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

                                NET ASSET VALUE
--------------------------------------------------------------------------------


The net asset value of a Portfolio share is computed as of the close of trading on each day on which the New York Stock Exchange is open for trading. The net asset value per share is arrived at by determining the value of the Portfolio's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.


The Portfolios value short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest approximates market. All other investments are valued at market value, or where market quotations are not readily available, at fair value as determined in good faith by the Series Trust's Board of Trustees.

Portfolio shares are redeemed at the redemption value next determined after the Portfolios receive a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Portfolio's securities between purchase and redemption.

The Portfolio computes the redemption value at the close of the New York Stock Exchange ("Exchange") at the end of the day on which they have received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

The Series Trust or the Portfolio may temporarily suspend the right to redeem their shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                    SERIES-16

                                   TAX STATUS
--------------------------------------------------------------------------------

The Series Trust and its Portfolios have qualified and intend to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. A Portfolio qualifies if, among other things, it distributes to its shareholders at least 90% of its investment company taxable income during each fiscal year.

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Capital gains and dividends are distributed in cash or reinvested in additional shares of a Portfolio without a sales charge. Although purchasers of variable contracts are not currently subject to federal income taxes on distributions made by the Portfolios, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Series Trust or the Portfolios.


                              YEAR 2000 COMPLIANCE

--------------------------------------------------------------------------------


Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and results of operations of a company; investment advisor; separate account and/or a mutual fund could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.



Travelers Life and Annuity and its affiliates have investigated the nature and extent of the work required for computer systems to process beyond the turn of the century, and have made progress toward achieving this goal, including upgrading and/or replacing exiting systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our prinicpal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Series Trust.



                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                    SERIES-17

                                   EXHIBIT A
--------------------------------------------------------------------------------

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND
               INVESTMENT TECHNIQUES AVAILABLE TO THE PORTFOLIOS

The following types of investments and investment techniques are available to each of the Portfolios unless otherwise specifically indicated. Please refer to the investment objective and policies of each Portfolio for a list of available investments.

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the investment advisers consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Portfolios will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the investment advisers, such notes are treated as instruments maturing in one day and valued at their par value. The investment advisers intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties (i.e., national banks or reporting broker-dealers meeting the investment advisor's credit quality standards as presenting minimal risk of default). All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a Portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

                                    SERIES-18

WHEN-ISSUED SECURITIES

The U.S. Government Securities Portfolio may, from time to time, purchase new-issue Government or Agency securities on a "when-issued" or "to-be-announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of the Portfolio to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, and will be marked to market and reflected in the Portfolio's net asset value daily from the commitment date. While it is the investment adviser's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. The Portfolio does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, the Portfolio will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Portfolio does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when the Portfolio commits to purchase a when-issued security, it will identify and place in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

The investment adviser believes that purchasing securities in this manner will be advantageous to the Portfolio. However, this practice does entail certain additional risks, namely the default of the counterparty on its obligations to deliver the security as scheduled. In this event, the Portfolio would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The investment adviser employs rigorous credit quality procedures in determining the counterparties with which it will deal in when-issued securities, and in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the FDIC).

The Portfolios will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Portfolios do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific

                                    SERIES-19
merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Portfolios must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

FUTURES CONTRACTS

The Portfolios may use exchange-traded financial futures contracts as a hedge to protect against changes in interest rates or stock prices. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities ("interest rate futures"). An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position. At no time will the Portfolios' transactions in such financial futures be employed for speculative purposes.

Stock index futures may be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

When a futures contract is purchased, the Portfolios will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin. The Portfolios will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of their respective assets, after taking into account unrealized profits and unrealized losses on any such contracts they have entered into.

Positions taken in the futures market are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the debt security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if less, a loss. While futures positions taken by the Portfolios will usually be liquidated in this manner, the Portfolios may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must be taken into account. There can be no assurance that the Portfolios will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

All interest rate and stock index futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolios will enter into futures contracts for hedging purposes only, i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC. The Portfolios will further seek to assure that

                                    SERIES-20
fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, or for other risk reduction strategies, though there can be no assurance the expected result will always be achieved.

SPECIAL RISKS RELATING TO FUTURES CONTRACTS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Portfolios may benefit from the use of such futures, changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolios than if they had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolios may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close future contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. However, the investment advisers believe that over time the value of the investments of the Portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

WRITING COVERED CALL OPTIONS

The Portfolios may write (i.e., sell) covered call options. By writing a call option, a Portfolio becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The Portfolios may only write "covered" options. This means that as long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, a Portfolio might own substantially similar U.S. Treasury bills.

The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Portfolios receive a premium from writing a call option which they retain whether or not the option is exercised. By writing a call option, a Portfolio might lose the potential for gain on the underlying security while the option is open.

                                    SERIES-21

Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Portfolio's ability to use such options to achieve its investment objectives.

BUYING PUT AND CALL OPTIONS

The Portfolios may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Portfolios may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Portfolios, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Portfolios will pay a premium in exchange for the right to purchase (call) or sell (put) a specific par value of a fixed income or equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, a Portfolio's risk is limited to the option premium paid.

The Portfolios may sell the put and call options prior to their expiration and thereby realize a gain or loss. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

SHORT SALES AGAINST THE BOX

The Utilities Portfolio may make short sales (except to the extent of 5% of the Portfolio's net assets) if at all times when a position is open, the Portfolio owns the stock or owns preferred stock or debt securities convertible or exchangeable without payment of further consideration for, securities of the same issue as the securities sold short. Short sales of this kind are referred to as "against the box." Short sales against the box are used to defer recognition of capital gains or losses.

Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

The sale of securities that are not publicly traded is typically restricted under the federal securities laws. As a result, the Utilities Portfolio may be forced to sell these securities at less than fair market value or may not be able to sell them when the investment adviser believes it is desirable to do so. The Portfolio's investments in illiquid securities are subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. The Portfolio currently limits its investments in such securities to 10% of the Portfolio's assets.

                                    SERIES-22

FOREIGN SECURITIES AND AMERICAN DEPOSITORY RECEIPTS

The Utilities Portfolio may purchase foreign securities or American Depository Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the United States.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Portfolio will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company of government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

LENDING PORTFOLIO SECURITIES

The U.S. Government Securities Portfolio and the Utilities Portfolio are authorized to lend their portfolio securities to brokers, dealers and other financial organizations. The Portfolios' loan of securities will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities. By lending its securities, the Portfolio seeks to generate income by continuing to receive interest on the loaned securities, by investing the cash collateral in shortterm instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral.

The risk associated with lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.

                                    SERIES-23

                           THE TRAVELERS SERIES TRUST

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                        SOCIAL AWARENESS STOCK PORTFOLIO
                              UTILITIES PORTFOLIO

                                                                    TIC Ed. 5-97
L-11788-U                                                      Printed in U.S.A.

                           THE TRAVELERS SERIES TRUST

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                              UTILITIES PORTFOLIO
                        ZERO COUPON BOND FUND PORTFOLIOS
                           (SERIES 1998, 2000, 2005)

ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183

TELEPHONE 860-277-0111

--------------------------------------------------------------------------------


The Travelers Series Trust (the "Series Trust" or "Fund") is a diversified open-end management investment company (mutual fund) which consists of multiple series of shares (the "Portfolios"), each with its own investment objective and policies. The Portfolios of the Series Trust described in this prospectus are the U.S. Government Securities Portfolio, the Utilities Portfolio, and the Zero Coupon Bond Fund Portfolios (Series 1998, 2000 and 2005). All Portfolios described in this prospectus may not be available under all variable contracts.



Shares of the Portfolios are currently offered without a sales charge to separate accounts of The Travelers Insurance Company and The Travelers Life and Annuity Company (collectively, "the Company" or "The Travelers"). The Portfolios serve as funding options for variable annuity and variable life insurance contracts issued by the Company. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use shares of the Portfolios as funding options now or in the future.



This Prospectus concisely sets forth the information about the Series Trust and applicable Portfolios that you should know before investing. Please read it and retain it for future reference. Additional information about the Series Trust and the Portfolios is contained in a Statement of Additional Information ("SAI") dated May 1, 1998 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, by calling 860-277-0111, or by accessing the SEC's website (http://www.sec.gov).



THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY THE TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                               TABLE OF CONTENTS


FINANCIAL HIGHLIGHTS -- U.S. Government Securities
  Portfolio.................................................    3
FINANCIAL HIGHLIGHTS -- Utilities Portfolio.................    4
FINANCIAL HIGHLIGHTS -- Zero Coupon Bond Fund Portfolios
  (Series 1998, 2000, 2005).................................    5
FUND DESCRIPTION............................................    6
U.S. GOVERNMENT SECURITIES PORTFOLIO........................    6
  Investment Objective and Policies.........................    6
  Investment Restrictions...................................    7
  Risk Factors..............................................    7
UTILITIES PORTFOLIO.........................................    7
  Investment Objective and Policies.........................    7
  Investment Restrictions...................................    8
  Risk Factors and Special Considerations...................    9
ZERO COUPON BOND FUND PORTFOLIOS (Series 1998, 2000,
  2005).....................................................   10
  Investment Objective and Policies.........................   10
  Investment Restrictions...................................   10
  Risk Factors and Special Considerations Relating to
     Maturity...............................................   11
  Tax Considerations........................................   12
BOARD OF TRUSTEES...........................................   13
INVESTMENT ADVISERS.........................................   13
  TAMIC.....................................................   13
  Portfolio Managers -- U.S. Government Securities
     Portfolio;
     Zero Coupon Bond Fund Portfolios.......................   13
  Advisory Fees -- U.S. Government Securities Portfolio;
     Zero Coupon Bond Fund Portfolios.......................   14
  MMC.......................................................   14
  Portfolio Manager -- Utilities Portfolio..................   14
  Advisory Fees -- Utilities Portfolio......................   14
FUND ADMINISTRATION.........................................   14
SECURITIES TRANSACTIONS.....................................   14
FUND EXPENSES...............................................   15
TRANSFER AGENT..............................................   15
SHAREHOLDER RIGHTS..........................................   15
NET ASSET VALUE.............................................   16
TAX STATUS..................................................   17
DIVIDENDS AND DISTRIBUTIONS.................................   17
LEGAL PROCEEDINGS...........................................   17
YEAR 2000 COMPLIANCE........................................   17
ADDITIONAL INFORMATION......................................   17
EXHIBIT A...................................................   18


                                    SERIES-2

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                           THE TRAVELERS SERIES TRUST


                      U.S. GOVERNMENT SECURITIES PORTFOLIO



The following information for the year ended December 31, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1997. All other periods presented have been audited by other independent auditors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's 1997 Annual Report, which is incorporated by reference into the SAI.



                                                                                           JANUARY 24,(1)
                                                                                                 TO
                                                 YEAR ENDED DECEMBER 31,                    DECEMBER 31,
                                 -------------------------------------------------------   --------------
                                   1997        1996        1995       1994        1993          1992
---------------------------------------------------------------------------------------------------------
PER SHARE DATA
  Net asset value, beginning of
    period.....................  $  10.86    $ 12.43     $ 10.58    $ 11.63     $ 10.79        $10.00
Income (loss) from operations
  Net investment income........      0.58       0.68        0.65       0.60        0.57          0.53
  Net realized and unrealized
    gain (loss)................      0.79      (0.52)       1.80      (1.23)       0.44          0.26
                                 --------    -------     -------    -------     -------        ------
    Total income (loss) from
      operations...............      1.37       0.16        2.45      (0.63)       1.01          0.79
Less distributions from(2)
  Net investment income........     (0.58)     (1.55)      (0.60)     (0.39)      (0.17)           --
  Net realized gains...........        --      (0.18)         --      (0.03)         --            --
                                 --------    -------     -------    -------     -------        ------
    Total distributions........  $  (0.58)   $ (1.73)    $ (0.60)   $ (0.42)    $ (0.17)           --
                                 --------    -------     -------    -------     -------        ------
Net asset value, end of
  period.......................  $  11.65    $ 10.86     $ 12.43    $ 10.58     $ 11.63        $10.79
                                 ========    =======     =======    =======     =======        ======
TOTAL RETURN(3)................     12.62%      1.46%      24.42%     (5.64)%      9.48%         7.90%
Net assets, end of period
  (thousands)..................  $ 35,279    $26,009     $28,192    $24,522     $25,520        $9,017
RATIOS TO AVERAGE NET ASSETS
  Expenses(4)..................      0.49%      0.62%       0.56%      0.71%       0.58%         0.38%(5)
  Net income...................      6.10%      5.68%       5.80%      5.56%       5.04%         4.72%(5)
Portfolio turnover rate........       208%       501%        214%        16%         51%           25%
(1)  Date operations commenced.
(2)  Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net
     realized short-term capital gains were included in
     distributions from net investment income.
(3)  Total return is actual and has not been annualized, as it may not be representative of the total return for the year.
     The total return would have been lower if separate account charges had been reflected.
(4)  The ratios of expenses to average net assets for the year ended December 31, 1993 and the period ended December 31,
     1992 reflect an expense reimbursement by The Travelers in
     connection with voluntary expense limitations. Without the expense reimbursement, the ratio of operating expenses to
     average net assets would have been 0.77% and 0.72% for the year ended December 31, 1993 and the period ended December
     31, 1992, respectively.
(5)  Annualized.


                                    SERIES-3

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           THE TRAVELERS SERIES TRUST
                              UTILITIES PORTFOLIO


The following information for the year ended December 31, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1997. All other periods presented have been audited by other independent auditors. The information set out below should be read in conjunction with the Financial Statements and related notes that also appear in the Fund's 1997 Annual Report, which is incorporated by reference into the SAI.



                                                                                           FEBRUARY 4,(1)
                                                                   YEAR ENDED                    TO
                                                                  DECEMBER 31,              DECEMBER 31,
                                                        --------------------------------   --------------
                                                          1997       1996         1995          1994
---------------------------------------------------------------------------------------------------------
PER SHARE DATA:
  Net asset value, beginning of period................  $ 12.22    $ 12.85      $ 10.17        $10.00
Income from operations
  Net investment income...............................     0.46       0.47         0.48          0.35
  Net realized and unrealized gain (loss).............     2.63       0.47         2.44         (0.18)
                                                        -------    -------      -------        ------
    Total from operations.............................     3.09       0.94         2.92          0.17
Less Distributions From(6)
  Net investment income...............................    (0.01)     (0.84)       (0.24)           --
  Net realized gains..................................    (0.01)     (0.73)          --            --
                                                        -------    -------      -------        ------
  Total distributions.................................    (0.02)     (1.57)       (0.24)           --
                                                        -------    -------      -------        ------
Net asset value, end of period........................  $ 15.29    $ 12.22      $ 12.85        $10.17
                                                        =======    =======      =======        ======
TOTAL RETURN(2).......................................    25.29%      7.47%       29.29%         1.70%
Net assets, end of period (thousands).................  $21,413    $18,214      $15,340        $5,757
RATIOS TO AVERAGE NET ASSETS
  Expenses(3).........................................     1.06%      1.07%        1.25%         1.25%(5)
  Net investment income...............................     3.58%      3.88%        4.29%         3.86%(5)
Portfolio turnover rate...............................       68%        39%          25%           32%
Average commission per share paid in equity
  transactions(4).....................................  $  0.06    $  0.06           --            --
(1)  Date operations commenced.
(2)  Total return is actual and has not been annualized, as it may not be representative of the total return for the year.
     The total return would have been lower if separate account charges had been reflected.
(3)  The ratios of expenses to average net assets for the year ended December 31, 1995 and the period ended December 31,
     1994, reflect expense reimbursements by The Travelers in
     connection with voluntary expense limitations. Without the expense reimbursements, the ratios of operating expenses to average net assets would have been 1.27% and 3.49%
     (annualized), respectively.
(4)  For the fiscal years beginning after 1995, the SEC
     instituted new guidelines requiring the disclosure of
     average commissions per share on Funds which held more than
     10% of their assets in commissionable equity securities.
(5)  Annualized.
(6)  Distributions from realized gains include both net
     short-term and long-term capital gains. Prior to 1996 net
     realized short-term capital gains were included in
     distributions from net investment income.


                                    SERIES-4

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                           THE TRAVELERS SERIES TRUST


                        ZERO COUPON BOND FUND PORTFOLIOS



The following information for the year ended December 31, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1997. All other periods presented have been audited by other independent auditors. The information set out below should be read in conjunction with the Financial Statements and related notes that also appear in the Fund's 1997 Annual Report, which is incorporated by reference into the SAI.


                                                       YEAR ENDED                                YEAR ENDED
                                                   DECEMBER 31, 1997                          DECEMBER 31, 1996
                                    ------------------------------------------------   -------------------------------
                                     SERIES 1998      SERIES 2000      SERIES 2005      SERIES 1998      SERIES 2000
----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
  Net asset value, beginning of
    period........................   $      9.99      $      9.96      $      9.97      $     10.25      $     10.31
Income from operations
  Net investment income...........          0.57             0.59             0.60             0.53             0.50
  Net realized and unrealized gain
    (loss)........................          0.04             0.13             0.56            (0.13)           (0.22)
                                     -----------      -----------      -----------      -----------      -----------
    Total income from
      operations..................          0.61             0.72             1.16             0.40             0.28
Less Distributions From:
  Net investment income...........         (0.56)           (0.59)           (0.60)           (0.65)           (0.63)
  Net realized gains..............         (0.01)              --               --            (0.01)              --
                                     -----------      -----------      -----------      -----------      -----------
Total Distributions...............         (0.57)           (0.59)           (0.60)           (0.66)           (0.63)
                                     -----------      -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD....   $     10.03      $     10.09      $     10.53      $      9.99      $      9.96
                                     ===========      ===========      ===========      ===========      ===========
TOTAL RETURN(2)...................          6.13%            7.20%           11.63%            3.94%            2.76%
  Net assets, end of period
    (thousands)...................   $     1,403      $     1,757      $     2,357      $     1,303      $     1,565
RATIOS TO AVERAGE NET ASSETS
  Expenses(3)(5)..................          0.15%            0.15%            0.15%            0.15%            0.15%
  Net investment income...........          5.55%            5.88%            6.11%            5.64%            5.74%
  Portfolio turnover rate.........            17%              29%               9%              19%              33%

                                         YEAR ENDED                      OCTOBER 11(1) TO
                                      DECEMBER 31, 1996                 DECEMBER 31, 1995
                                      ----------------   ------------------------------------------------
                                         SERIES 2005      SERIES 1998      SERIES 2000      SERIES 2005
----------------------------------
PER SHARE DATA
  Net asset value, beginning of
    period........................       $     10.48      $     10.00      $     10.00      $     10.00
Income from operations
  Net investment income...........              0.48             0.12             0.13             0.13
  Net realized and unrealized gain
    (loss)........................             (0.38)            0.13             0.18             0.35
                                         -----------      -----------      -----------      -----------
    Total income from
      operations..................              0.10             0.25             0.31             0.48
Less Distributions From:
  Net investment income...........             (0.61)              --               --               --
  Net realized gains..............                --               --               --               --
                                         -----------      -----------      -----------      -----------
Total Distributions...............             (0.61)              --               --               --
                                         -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD....       $      9.97      $     10.25      $     10.31      $     10.48
                                         ===========      ===========      ===========      ===========
TOTAL RETURN(2)...................              0.90%            2.50%            3.10%            4.80%
  Net assets, end of period
    (thousands)...................       $     2,054      $     1,024      $     1,029      $     1,050
RATIOS TO AVERAGE NET ASSETS
  Expenses(3)(5)..................              0.15%            0.15%(4)         0.15%(4)         0.15%(4)
  Net investment income...........              6.14%            5.55%(4)         5.61%(4)         5.89%(4)
  Portfolio turnover rate.........                17%              20%              34%              23%



(1) Date operations commenced.


(2) Total return is actual and has not been annualized, as it may not be representative of the total return for the year. The total return would have been lower if separate account charges had been reflected.


(3) For the years ended December 31, 1997 and 1996 and the period ended December 31, 1995, Travelers Insurance reimbursed the Portfolios for the amounts listed below. If expenses were not reimbursed, the per share decrease of net investment income and actual expense ratios would have been as follows:




                                                                       AMOUNT OF EXPENSES
                                                                           REIMBURSED
                                                     ------------------------------------------------------
                                                           1997               1996               1995
-----------------------------------------------------------------------------------------------------------
PORTFOLIO
  Series 1998.......................................  $      27,937      $      31,112      $      14,257
  Series 2000.......................................         27,177             31,032             14,257
  Series 2005.......................................         28,361             30,922             14,256

                                                                   PER SHARE DECREASE IN
                                                                   NET INVESTMENT INCOME
                                                      ------------------------------------------------
                                                           1997             1996             1995
----------------------------------------------------
PORTFOLIO
  Series 1998.......................................   $      0.20      $      0.24      $      0.14
  Series 2000.......................................          0.16             0.20             0.14
  Series 2005.......................................          0.13             0.15             0.14

                                                                   EXPENSE RATIOS WITHOUT
                                                               FEE WAIVERS AND REIMBURSEMENTS
                                                      ------------------------------------------------
                                                           1997             1996             1995
----------------------------------------------------
PORTFOLIO
  Series 1998.......................................          2.21%            2.82%            6.51%(4)
  Series 2000.......................................          1.80             2.49             6.51(4)
  Series 2005.......................................          1.52             2.17             6.48(4)





(4) Annualized.


(5) The expense ratios for the years ended December 31, 1997 and 1996 and for the periods ended December 31, 1995 reflect expense reimbursements by The Travelers in connection with voluntary expense limitations.


                                    SERIES-5

                                FUND DESCRIPTION

--------------------------------------------------------------------------------

The Travelers Series Trust (the "Series Trust") is registered with the SEC as an open-end management investment company. The Series Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the shares of the Series Trust to be divided into two or more series related to separate portfolios of investments, and further allows the Board of Trustees to establish additional portfolios at any time.


The Series Trust is currently divided into multiple series (the "Portfolios"), each with its own investment objective and policies, all of which are diversified portfolios under the Investment Company Act of 1940, as amended ("1940 Act"). Five Portfolios, as described below, are contained in this prospectus. The other Portfolios are described in a separate prospectus.


                      U.S. GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The U.S. Government Securities Portfolio's investment objective is to seek the highest credit quality, current income and total return. To achieve this objective, the U.S. Government Securities Portfolio invests primarily in direct obligations of the United States, obligations of its instrumentalities supported by its full faith and credit, and obligations issued or guaranteed by federal agencies which are independent corporations sponsored by the United States and which are subject to its general supervision, but which are not supported by the full faith and credit of the United States. The Portfolio may, from time to time, purchase new-issue or government or agency securities on a "when-issued" or "to-be-announced" basis.

When market conditions warrant, the U.S. Government Securities Portfolio may adopt a defensive position by investing in money market instruments. Such instruments, which must mature within one year of their purchase, consist of U.S. Government securities; certificates of deposit, demand and time deposits and bankers' acceptances of banks which are members of the Federal Deposit Insurance Corporation and which have assets of at least $1 billion, including U.S. branches of foreign banks and foreign branches of U.S. banks; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. Government securities. The investments of the U.S. Government Securities Portfolio in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. (For a description of these rating systems, see the Appendix to the SAI.)

Direct obligations of the United States include Treasury Bills which are issued on a discount basis with a maturity of one year or less, Treasury Notes which have maturities at issuance of between one and ten years, and Treasury Bonds which have maturities at issuance of greater than ten years. Instrumentalities of the United States whose debt obligations are backed by its full faith and credit include: Government National Mortgage Association, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Maritime Administration, District of Columbia Armory Board, Farm Credit System, Financial Assistance Corporation, Federal Financing Bank and Washington Metropolitan Area Transit Authority. Federal agencies include: Farm Credit System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Student Loan Marketing Association.

The U.S. Government Securities Portfolio may write covered call options on securities which it owns. Such an option on an underlying security would obligate the Portfolio to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option. The Portfolio may also purchase put and call options for bona fide hedging purposes.

                                    SERIES-6

The U.S. Government Securities Portfolio may use exchange-traded futures contracts as a hedge to protect against changes in interest rates.

A detailed discussion of certain types of investments and investment techniques utilized by the U.S. Government Securities Portfolio is included in Exhibit A to this Prospectus.

INVESTMENT RESTRICTIONS

The U.S. Government Securities Portfolio has adopted the following fundamental investment restrictions which may not be changed without a vote of a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act. These restrictions and certain other fundamental investment restrictions are fully set forth in the SAI. Unless otherwise noted, all references to the Portfolio's assets are in terms of current market value. The U.S. Government Securities Portfolio will not: (1) invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities, for which there is no limit); (2) borrow money, except to facilitate redemptions or borrow money for temporary or emergency purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the Portfolio's gross assets computed at cost; (3) invest more than 25% of its assets in the securities of issuers in any single industry (exclusive of securities of the United States, its agencies or instrumentalities, for which there is no limit); and (4) make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

RISK FACTORS

U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from corporate debt securities. The value of the Portfolio's securities will fluctuate based on market conditions and interest rates. Interest rates depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. An increase in interest rates will generally reduce the value of debt securities, and conversely a decline in interest rates will generally increase the value of debt securities.

                              UTILITIES PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The primary investment objective of the Utilities Portfolio (the "Portfolio") is to provide current income. Long-term capital appreciation is a secondary objective. The Portfolio's investment objectives may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that the Portfolio will achieve its investment objectives.

The Portfolio seeks to achieve its objectives by investing in equity and debt securities of companies in the utility industries. For purposes of this Prospectus, the utility industries are deemed to be comprised of companies principally engaged in the manufacture, production, generation, transmission and sale of electric and gas energy and companies principally engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies regulated by governmental agencies as utilities that provide communication facilities for the public benefit, but not including those in public broadcasting. For purposes of this prospectus, "principally engaged" means that at least 50% of a company's assets, gross income or net profits results from utility operations or the company is regulated as a utility by a government agency or authority. The Portfolio will invest primarily in utility equity and debt securities that have a high expected rate of

                                    SERIES-7
return, as determined by the investment adviser. Under normal market conditions, the Portfolio will invest at least 65% of its assets in such securities. The Portfolio may invest up to 35% of its assets in equity and debt securities of non-utility companies believed to afford a reasonable opportunity for achieving the Portfolio's investment objectives. When the investment adviser believes that market conditions warrant, the Portfolio may adopt a temporary defensive posture and may invest, without limit, in debt securities (whether or not they are utility securities) such as rated or unrated bonds, debentures and commercial paper, U.S. government securities and money market instruments. The Portfolio may invest up to 10% of its assets in securities rated BB or B by Standard & Poor's Corporation ("S&P") or Ba or B by Moody's Investors Service, Inc. ("Moody's") whenever the investment adviser believes that the incremental yield on such securities is advantageous to the Portfolio in comparison to the additional risk involved (such lower-rated securities are commonly known as "junk bonds"). The yields on lower-rated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated securities may be subject to greater market fluctuations and greater risks of loss of income or principal (including the possibility of default by, or bankruptcy of, the issuers of such securities) than higher-rated securities. Lower-rated securities also may have speculative characteristics. In addition, the Portfolio may enter into repurchase agreements. (For a description of the rating systems identified above, see the Appendix to the SAI.)

The Utilities Portfolio has the ability to engage in a number of specialized investment strategies and techniques designed to enable the Portfolio to achieve its investment objectives. Included among these strategies are lending its portfolio securities, selling securities "short against the box," writing covered call and secured put options, as well as purchasing options on securities, purchasing and selling interest rate futures contracts, options on futures contracts, stock index put and call options and stock index futures contracts, each of which are discussed in Exhibit A to this Prospectus.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act. The Utilities Portfolio will not:

     1. purchase the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation;

     2. purchase more than 10% of the voting securities of any one issuer, provided that this limitation shall not apply to investments in U.S. government securities;

     3. purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by the Portfolio;

     4. make short sales of securities or maintain a short position, except to the extent of 5% of the Portfolio's net assets and except that the Portfolio may engage in such activities without limit if, at all times when a short position is open, the Portfolio owns an equal amount of the securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and at least equal in amount to, the securities sold short;

     5. borrow money, including reverse repurchase agreements, except that the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 20% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount

                                    SERIES-8
borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments;

     6. pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of the Portfolio's total assets as security for any indebtedness. For purposes of this restriction (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and
        (b) collateral arrangements with respect to (i) the purchase and sale of stock options, options on foreign currencies and options on stock indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets;

     7. invest in commodities, except that the Portfolio may purchase or write futures contracts and options on futures contracts as described in this Prospectus;

     8. make loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities and the entry into repurchase agreements; and

     9. concentrate in any industry, except that the Portfolio will concentrate in excess of 25% of its assets in the securities of companies within the utility industries.


   10. will not purchase illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 10% of the total assets of the Portfolio would be invested in such securities.


       RISK FACTORS AND SPECIAL CONSIDERATIONS

Investment in the Utilities Portfolio may involve above-average risk of loss because of, among other things, the Portfolio's use of strategies and techniques that may be considered to be speculative. The strategy followed by the Portfolio and certain of the strategies and techniques used by the Portfolio depend on forecasts made by Greenwich Street Advisors that may or may not prove to be correct.

Because the Portfolio concentrates its investments in one sector, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broader range of investment alternatives. The Portfolio is particularly subject to risks that are inherent to the utility industries that make up this sector, including difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restriction on operations and increased cost and delays attributable to environmental consideration and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held by the Portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies, and impose additional requirements governing the licensing, construction and operation of nuclear power plants.

Each of the risks referred to above could adversely affect the ability and inclination of public utilities to declare or pay dividends and the ability of holders of common stock to realize any value from the assets of the issuer upon liquidation or bankruptcy. All of the utilities which are issuers of the securities held by the Portfolio have been experiencing one or more of these problems in varying

                                    SERIES-9
degrees. Moreover, price disparities within selected utility groups and discrepancies in relation to averages and indices have occurred frequently for reasons not directly related to the general movements or price trends of utility common stocks. Causes of these discrepancies include changes in the overall demand for and supply of various securities (including the potentially depressing effect of new stock offerings), and changes in investment objectives, market expectations or cash requirements of other purchasers and sellers of securities.

                        ZERO COUPON BOND FUND PORTFOLIOS
                           (SERIES 1998, 2000, 2005)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The objective of each of the three Zero Coupon Bond Portfolios is to provide as high an investment return as is consistent with the preservation of capital. Each Portfolio's investment objective may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that a Portfolio will achieve its investment objective.

Each Portfolio seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future by investing in primarily zero coupon securities that pay no cash income but are acquired by the Portfolio at substantial discounts from their values at maturity. The Zero Coupon Bond Portfolios may not be appropriate for contract owners who do not plan to allocate their premiums to the Portfolios for the long-term or until maturity.

Under normal circumstances, each Zero Coupon Bond Portfolio will invest at least 65% of its net assets in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities and Stripped Eurodollar Obligations and other stripped securities, all described in Exhibit A to this prospectus.

The remaining 35% of each Zero Coupon Bond Portfolio's assets may be invested in non-zero coupon securities such as common stock and other equity securities, bonds and other debt securities, and money market instruments.

Each Zero Coupon Bond Portfolio may invest up to 25% of its assets in securities of foreign issuers. Investments in Stripped Eurodollar Obligations where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions, tax laws and laws limiting the amount and types of foreign investments. Stripped Eurodollar Obligations involve special risks associated with investment in foreign securities related to market, currency, economic, political, and other factors.

To provide income for expenses, redemption payments, and cash dividends, up to 20% of each Portfolio's assets may be invested in money market instruments.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental and may not be changed without a vote of majority of the outstanding voting securities of each Zero Coupon Bond Portfolio, as defined in the 1940 Act. Each of the Zero Coupon Bond Portfolios will not:

     (1) purchase the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation;

     (2) purchase more than 10% of the voting securities of any one issuer, provided that this limitation shall not apply to investments in U.S. government securities;

     (3) purchase securities on margin, except that each Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures

                                    SERIES-10
contracts or related options will not be deemed to be a purchase of securities on margin by a Portfolio;

     (4) make short sales of securities or maintain a short position, except to the extent of 5% of each Portfolio's net assets and except that a Portfolio may engage in such activities without limit if, at all times when a short position is open, the Portfolio owns an equal amount of the securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and at least equal in amount to, the securities sold short;

     (5) borrow money, including reverse repurchase agreements, except that each Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 20% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any additional investments;

     (6) pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of a Portfolio's total assets as security for any indebtedness. For purposes of this restriction (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to
         (i) the purchase and sale of stock options, options on foreign currencies and options on stock indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets;

     (7) invest in commodities, except that each Portfolio may purchase or write futures contracts and options on futures contracts as described in this Prospectus;

     (8) make loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities and the entry into repurchase agreements; and

     (9) concentrate in any industry.

In addition, the Portfolios will not purchase illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 15% of the total assets of a Portfolio would be invested in such securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO MATURITY

Various levels of risk are involved with each Zero Coupon Bond Portfolio. The risks inherent in investing in any of the Portfolios are that their net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying securities of the Portfolios.

Stripped securities investments, like other investments in debt securities, are subject to certain risks, including credit and market risks. To the extent that the Portfolios invest in Stripped Securities other than Stripped Treasury Securities, such investments will be rated at least A by one or more nationally recognized statistical rating agencies. Such securities are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and have some speculative characteristics. The Zero Coupon Bond Portfolios will also attempt to minimize the impact of individual credit risks by diversifying their portfolio investments.

Stripped Securities do not make any periodic payments of interest prior to maturity and the stripping of the interest coupons causes the Stripped Securities to be offered at a substantial or "deep" discount from their face amounts. The market value of Stripped Securities and, therefore, of the shares of the Zero Coupon Bond Portfolios, will fluctuate with changes in interest rates and other factors and may be subject to greater fluctuations in response to changing interest rates than would a fund consisting of debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

                                    SERIES-11

Special Considerations Relating to Maturity: The Series Trust currently offers three separate Zero Coupon Bond Portfolios, each maturing on the third Friday of December of its specific maturity year (the "Target Date"): 1998, 2000, and 2005. On each Portfolio's Target Date, the Portfolio will be converted to cash and an investor may invest in another of the Contract's Funds. If an investor does not complete an instruction form directing what should be done with liquidation proceeds, the proceeds will be automatically invested in the Smith Barney Money Market Portfolio or Travelers Money Market Portfolio, as applicable, and the Policyholder will be notified of such event.


Because each Portfolio will be primarily invested in zero coupon securities, investors whose premiums are invested in shares held to maturity, including those obtained through reinvestment of dividends and distributions, will experience a return consisting primarily of the amortization of discount on the underlying securities in the Portfolio. However, the net asset value of a Portfolio's shares increases or decreases with changes in the market value of that Portfolio's investments, which tends to vary inversely with changes in prevailing interest rates. If shares of a Zero Coupon Bond Portfolio are redeemed prior to the maturity of the Portfolio, an investor may experience a significantly different investment return than was anticipated at the time of purchase.

The Portfolio's investment adviser will attempt to maintain the average duration of each Portfolio to within twelve months of the Portfolio's Target Date. Duration is a measure of the length of an investment which takes into account, through present value analysis, the timing and amount of any interest payments as well as the amount of the principal repayment. Duration is commonly used by professional managers to help identify and control reinvestment risk. Since each Portfolio will not be invested entirely in zero coupon securities maturing on the Target Date, there will be some reinvestment risk with respect to those other investments. By balancing investments with slightly longer and shorter durations, the investment adviser believes it can maintain a Portfolio's average duration within twelve months of the Portfolio's Target Date and thereby reduce its reinvestment risk. Because they do not pay interest, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities. Investors can expect more appreciation from a Zero Coupon Bond Portfolio during periods of declining interest rates than from interest-paying securities of similar maturity. Conversely, when interest rates rise, a Zero Coupon Bond Portfolio will normally decline more in price than interest-paying securities of similar maturity. Price fluctuations are expected to be greatest in the longer-maturity Funds and are expected to diminish as a Portfolio approaches its maturity date. Interest rates can change suddenly and unpredictably.

In addition, due to securities maturing prior to the termination of the Zero Coupon Bond Portfolio, a risk that the proceeds from the sale of such securities will not be reinvested at the same interest rate which was available at the time of the contract owner's purchase may exist. As an example, in a falling interest rate environment, proceeds for securities that mature prior to the termination date of a Zero Coupon Bond Portfolio will be reinvested at a lower rate. Similarly, in a rising interest environment, the proceeds will be invested at a higher interest rate.

TAX CONSIDERATIONS

Under the federal income tax law, a portion of the difference between the purchase price of the zero coupon securities and their face value ("original issue discount") is considered to be income to the Zero Coupon Bond Portfolios each year, even though such Portfolio will not receive cash payments representing the discount from these securities. This original issue discount will comprise a part of the net taxable investment income of such Portfolio which must be "distributed" to the insurance company shareholders each year, whether or not such distributions are paid in cash. To the extent such distributions are paid in cash, the Portfolio may have to generate the required cash from interest earned on non-zero coupon securities such as corporate bonds or possibly from the disposition of zero coupon securities.

                                    SERIES-12

                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Under Massachusetts law, the Series Trust's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Series Trust. Subject to the provisions of the Declaration of Trust, the business and affairs of the Series Trust shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

Additionally, the Board of Trustees annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies, and takes any other actions necessary in connection with the operation and management of the Series Trust.

                              INVESTMENT ADVISERS
--------------------------------------------------------------------------------


As described above, the Board of Trustees monitors the activities of those entities which provide investment advisory services to the Portfolios. Travelers Asset Management International Corporation (TAMIC) and Mutual Management Corp.
(MMC) (collectively, the "investment advisers") provide investment advice and, in general, supervise the management and investment programs of the Portfolios of the Series Trust.


TAMIC

TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company, and its principal offices are located at One Tower Square, Hartford, Connecticut 06183. In addition to serving as the investment adviser for the U.S. Government Securities Portfolio, TAMIC acts as investment adviser for other investment companies used to fund variable products issued by The Travelers and The Travelers Life and Annuity Company; as well as for individual and pooled pension and profit-sharing accounts and for offshore insurance companies affiliated with The Travelers.

PORTFOLIO MANAGERS -- U.S. GOVERNMENT SECURITIES PORTFOLIO;
ZERO COUPON BOND FUND PORTFOLIOS

The U.S. Government Securities Portfolio has been managed by Joseph M. Mullally since mid-1995. Mr. Mullally is a 1989 graduate of the Massachusetts Institute of Technology with a degree in Economics and minor in Mathematics. While at MIT he worked three years as a research assistant at the Sloan School and the Harvard Business School. Areas of research included interest rate expectations, foreign exchange rate expectations and causality among price volatility, volume and investor expectations. Prior to joining The Travelers, he spend six years at CS First Boston. He was the Corporate Fixed Income Strategist, Chief Fixed Income Strategist and Global Product Manager for Government Securities. He has worked extensively with mortgages, corporates, treasuries, and other investment grade securities. He also worked in the Portfolio Strategy Group for several years, focusing on constructing portfolios to outperform benchmark indices.

The Zero Coupon Bond Fund Portfolios are managed by David A. Tyson, Ph.D. and CFA. Mr. Tyson is currently Senior Vice President and the head of the Company's Portfolio Management Group. He directly manages The Travelers Annuity, Life Surplus and Convertible portfolios. His previous responsibilities have included managing The Travelers Derivatives, Mortgage-Backed and Quantitative Investment Groups. Mr. Tyson joined The Travelers in 1985 and TAMIC in 1994. He previously spent seven years with the Equitable Investment Management Corporation where he was responsible for quantitative equity research and new product development.

                                    SERIES-13

ADVISORY FEES -- U.S. GOVERNMENT SECURITIES PORTFOLIO;
ZERO COUPON BOND FUND PORTFOLIOS


Under its Advisory Agreement with the U.S. Government Securities Portfolio, TAMIC is paid an amount equivalent to 0.3233%, on an annual basis, of the average daily net assets of the Portfolio. Under its Advisory Agreement with the Zero Coupon Bond Portfolios, TAMIC is paid an amount equivalent on an annual basis to 0.10% of the average daily net assets of each Portfolio. The fees are computed daily and paid weekly. The Travelers has decided to voluntarily reimburse the Zero Coupon Bond Fund Portfolios for any expenses above 0.15% (includes the 0.10% management fee to TAMIC, but excludes brokerage commissions and interest charges).



MMC



MMC (formerly Smith Barney Mutual Funds Management Inc.) is located at 388 Greenwich Street, New York, New York and has been in the investment counseling business since 1968. MMC renders investment advice to a wide variety of individual, institutional and investment company clients with aggregate assets under management in excess of $85 billion. MMC is a wholly owned subsidiary of Travelers Group Inc.



MMC manages the day-to-day operations of the Utilities Portfolio pursuant to an Investment Advisory Agreement entered into by the Series Trust on behalf of the Portfolio. Under the Advisory Agreement, MMC is responsible for furnishing or causing to be furnished to the Portfolio advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects and affairs of the Portfolio.


PORTFOLIO MANAGER -- UTILITIES PORTFOLIO


The Utilities Portfolio is managed by a team of investment professionals from Greenwich Street Advisors, a division of MMC. Jack S. Levande is a Managing Director and Portfolio Manager. Prior to joining MMC in 1987, Mr. Levande worked at E.F. Hutton as Product Manager for convertible securities. In addition to managing the Utilities Portfolio, Mr. Levande also manages the SB Convertible Bond Fund and serves as a member of the Investment Policy Committee. George Mueller is a Senior Vice President of Taxable Fixed-Income Management, specializing in corporate bond portfolios. Prior to joining the firm in 1985, he was a Portfolio Manager for pension and charitable foundation accounts at Chase Manhattan Bank. In addition to his responsibilities associated with the Utilities Portfolio, Mr. Mueller is the Portfolio Manager for the SB Investment Grade Bond Fund, and serves as a member of the Investment Policy Committee.


ADVISORY FEES -- UTILITIES PORTFOLIO


For the services provided under the Advisory Agreement with the Utilities Portfolio, the Portfolio pays MMC a management fee equivalent on an annual basis to 0.65% of its average daily net assets. The fee is calculated daily and paid monthly.


                              FUND ADMINISTRATION
--------------------------------------------------------------------------------

The Series Trust, on behalf of each of its Portfolios, has entered into an Administrative Services Agreement, whereby The Travelers Insurance Company will be responsible for the pricing and bookkeeping services for the Portfolios at an annualized rate of 0.06% of the daily net assets of the Portfolios. The Travelers Insurance Company, at its expense, may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.

                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, the investment advisers select broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Portfolios, the investment advisers may consider the number of

                                    SERIES-14

Portfolio shares sold by such broker-dealers. In addition, broker-dealers may from time to time be affiliated with the Series Trust, the investment advisers or their affiliates.

The Portfolios may pay higher commissions to broker-dealers that provide research services. The investment advisers may use these services in advising the Portfolios, as well as in advising their other clients.

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, other expenses of the Series Trust and the Portfolios include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Series Trust or the Board of Trustees; the compensation for the unaffiliated members of the Board of Trustees; the costs of printing and mailing the Series Trust's prospectus, proxy solicitation materials, and annual, semiannual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Series Trust and its shares under federal and state securities laws. Additional high portfolio turnover may involve greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolios, as well as additional gains and/or losses to shareholders.


Pursuant to Management Agreements dated May 1, 1993 (and its subsequent amendments) between the Series Trust and The Travelers Insurance Company and between the Series Trust and The Travelers Life and Annuity Company, each Company agreed to reimburse the Series Trust for the amount by which each Portfolio's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceeds a specific percentage of each Portfolio's average net assets for any fiscal year. For the U.S. Government Securities Portfolio and the Utilities Portfolio, this amount is 1.25%; for the three Zero Coupon Bond Fund Portfolios, the amount is 0.15%



For the fiscal year ended December 31, 1997, the U.S. Government Securities Portfolio, and the Utilities Portfolio paid 0.49% and 1.06%, respectively, of their average net assets in expenses. For the U.S. Government Securities Portfolio and the Utilities Portfolio, there were no expense reimbursements for the fiscal year ended December 31, 1997.



For the fiscal year ended December 31, 1997, Zero Coupon Bond Fund Portfolio Series 1998 paid 0.15%, Series 2000 paid 0.15% and Series 2005 paid 0.15% of their average assets in expenses. These expenses would have been, on an annualized basis, 2.21%, 1.80% and 1.52%, of the respective Portfolio's average net assets if the Company had not paid for any of their expenses.


                                 TRANSFER AGENT
--------------------------------------------------------------------------------

First Data Investor Services Group Inc., Exchange Place, Boston, MA 02109, serves as the Series Trust's transfer agent and dividend disbursing agent.

                               SHAREHOLDER RIGHTS
--------------------------------------------------------------------------------

Shares of the Series Trust are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company and The Travelers Life and Annuity Company. Shares are not sold to the general public. Shares of the Series Trust are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Series Trust's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

                                    SERIES-15

The Series Trust currently issues one class of shares divided into multiple series. Under the Declaration of Trust, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Series Trust. All shares of each series of the Series Trust have equal voting, dividend and liquidation rights. When issued and paid for, the shares will be fully paid and nonassessable by the Series Trust and will have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in fundamental investment restrictions, but shares of all series vote together in the election of Trustees and the selection of accountants. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Although the Series Trust is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Series Trust's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Series Trust due to differences in tax treatment, management of the Trust's investments, or other considerations. The Series Trust's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

                                NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value of a Portfolio share is computed as of the close of trading on each day on which the New York Stock Exchange is open for trading, except on days when changes in the value of the Portfolio's securities do not affect the current net asset value of its shares. The net asset value per share is arrived at by determining the value of the Portfolio's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Portfolios value short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest approximates market. All other investments are valued at market value, or where market quotations are not readily available, at fair value as determined in good faith by the Series Trust's Board of Trustees.

Portfolio shares are redeemed at the redemption value next determined after the Portfolios receive a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Portfolio's securities between purchase and redemption.

The Portfolio computes the redemption value at the close of the New York Stock Exchange ("Exchange") at the end of the day on which they have received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

The Series Trust or the Portfolio may temporarily suspend the right to redeem their shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                    SERIES-16

                                   TAX STATUS
--------------------------------------------------------------------------------

The Series Trust and its Portfolios have qualified and intend to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. A Portfolio qualifies if, among other things, it distributes to its shareholders at least 90% of its investment company taxable income during each fiscal year.

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Capital gains and dividends are distributed in cash or reinvested in additional shares of a Portfolio without a sales charge. Although purchasers of variable contracts are not currently subject to federal income taxes on distributions made by the Portfolios, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Series Trust or the Portfolios.


                              YEAR 2000 COMPLIANCE

--------------------------------------------------------------------------------


Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and results of operations of a company; investment advisor; separate account and/or a mutual fund could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.



Travelers Life and Annuity and its affiliates have investigated the nature and extent of the work required for computer systems to process beyond the turn of the century, and have made progress toward achieving this goal, including upgrading and/or replacing existing systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Series Trust.


                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                    SERIES-17

                                   EXHIBIT A
--------------------------------------------------------------------------------

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND
               INVESTMENT TECHNIQUES AVAILABLE TO THE PORTFOLIOS

The following types of investments and investment techniques are available to each of the Portfolios unless otherwise specifically indicated. Please refer to the investment objective and policies of each Portfolio for a list of available investments.

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the investment advisers consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Portfolios will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the investment advisers, such notes are treated as instruments maturing in one day and valued at their par value. The investment advisers intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties (i.e., national banks or reporting broker-dealers meeting the investment advisor's credit quality standards as presenting minimal risk of default). All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a Portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

                                    SERIES-18

WHEN-ISSUED SECURITIES

The U.S. Government Securities Portfolio may, from time to time, purchase new-issue Government or Agency securities on a "when-issued" or "to-be-announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of the Portfolio to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, and will be marked to market and reflected in the Portfolio's net asset value daily from the commitment date. While it is the investment adviser's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. The Portfolio does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, the Portfolio will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Portfolio does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when the Portfolio commits to purchase a when-issued security, it will identify and place in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

The investment adviser believes that purchasing securities in this manner will be advantageous to the Portfolio. However, this practice does entail certain additional risks, namely the default of the counterparty on its obligations to deliver the security as scheduled. In this event, the Portfolio would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The investment adviser employs rigorous credit quality procedures in determining the counterparties with which it will deal in when-issued securities, and in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the FDIC).

The Portfolios will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Portfolios do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific

                                    SERIES-19
merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Portfolios must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

FUTURES CONTRACTS

The Portfolios may use exchange-traded financial futures contracts as a hedge to protect against changes in interest rates or stock prices. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities ("interest rate futures"). An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position. At no time will the Portfolios' transactions in such financial futures be employed for speculative purposes.

Stock index futures may be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.


When a futures contract is purchased, the Portfolios will set aside liquid securities, equal to the total market value of the futures contract, less the amount of the initial margin. The Portfolios will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of their respective assets, after taking into account unrealized profits and unrealized losses on any such contracts they have entered into.


Positions taken in the futures market are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the debt security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if less, a loss. While futures positions taken by the Portfolios will usually be liquidated in this manner, the Portfolios may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must be taken into account. There can be no assurance that the Portfolios will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

All interest rate and stock index futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolios will enter into futures contracts for hedging purposes only, i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC. The Portfolios will further seek to assure that

                                    SERIES-20
fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, or for other risk reduction strategies, though there can be no assurance the expected result will always be achieved.


SPECIAL RISKS RELATING TO FUTURES CONTRACTS


While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Portfolios may benefit from the use of such futures, changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolios than if they had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolios may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close future contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. However, the investment advisers believe that over time the value of the investments of the Portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

WRITING COVERED CALL OPTIONS

The Portfolios may write (i.e., sell) covered call options. By writing a call option, a Portfolio becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The Portfolios may only write "covered" options. This means that as long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, a Portfolio might own substantially similar U.S. Treasury bills.

The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Portfolios receive a premium from writing a call option which they retain whether or not the option is exercised. By writing a call option, a Portfolio might lose the potential for gain on the underlying security while the option is open.

                                    SERIES-21

Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Portfolio's ability to use such options to achieve its investment objectives.

BUYING PUT AND CALL OPTIONS

The Portfolios may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Portfolios may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Portfolios, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Portfolios will pay a premium in exchange for the right to purchase (call) or sell (put) a specific par value of a fixed income or equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, a Portfolio's risk is limited to the option premium paid.

The Portfolios may sell the put and call options prior to their expiration and thereby realize a gain or loss. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

SHORT SALES AGAINST THE BOX

The Utilities Portfolio may make short sales (except to the extent of 5% of the Portfolio's net assets) if at all times when a position is open, the Portfolio owns the stock or owns preferred stock or debt securities convertible or exchangeable without payment of further consideration for, securities of the same issue as the securities sold short. Short sales of this kind are referred to as "against the box." Short sales against the box are used to defer recognition of capital gains or losses.

Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

The sale of securities that are not publicly traded is typically restricted under the federal securities laws. As a result, the Utilities Portfolio may be forced to sell these securities at less than fair market value or may not be able to sell them when the investment adviser believes it is desirable to do so. The Portfolio's investments in illiquid securities are subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. The Portfolio currently limits its investments in such securities to 10% of the Portfolio's assets.

                                    SERIES-22

FOREIGN SECURITIES AND AMERICAN DEPOSITORY RECEIPTS

The Utilities Portfolio may purchase foreign securities or American Depository Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the United States.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Portfolio will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company of government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

LENDING PORTFOLIO SECURITIES

The U.S. Government Securities Portfolio and the Utilities Portfolio are authorized to lend their portfolio securities to brokers, dealers and other financial organizations. The Portfolios' loan of securities will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities. By lending its securities, the Portfolio seeks to generate income by continuing to receive interest on the loaned securities, by investing the cash collateral in shortterm instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral.

The risk associated with lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.

STRIPPED SECURITIES

Under normal circumstances, each Zero Coupon Bond Portfolio will invest at least 65% of its net assets in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities and Stripped Eurodollar Obligations and other stripped securities, all described below. The Stripped Securities in which each Portfolio will invest consist of:

     (1) debt obligations issued by the U.S. Treasury that have been stripped of their unmatured interest coupons; interest coupons that have been stripped from debt obligations issued by the U.S. Treasury; and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. government trust certificates (collectively, "Stripped Treasury Securities") (but currently not anticipated to be in excess of 55% of the Funds' assets);

     (2) other zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities");

                                    SERIES-23

     (3) zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities");


     (4) zero coupon securities which consist of stripped debt obligations and coupons of asset-backed securities, or other zero coupon-type securities which may exist today or may be developed in the future. These securities may be illiquid and are subject to the 10% limitation for illiquid securities, as described under Investment Restrictions.


     (5) stripped Eurodollar obligations, which are debt securities denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations ("Stripped Eurodollar Obligations").

                                    SERIES-24

                           THE TRAVELERS SERIES TRUST

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                              UTILITIES PORTFOLIO
                        ZERO COUPON BOND FUND PORTFOLIOS
                           (SERIES 1998, 2000, 2005)


                                                                    TIC Ed. 5-98

L-11788-L                                                      Printed in U.S.A.

                           THE TRAVELERS SERIES TRUST

                         MFS EMERGING GROWTH PORTFOLIO

ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183
TELEPHONE 1-860-277-0111
--------------------------------------------------------------------------------


The Travelers Series Trust (the "Series Trust" or "Fund") is a diversified open-end management investment company (mutual fund) consisting of multiple series of shares (the "Portfolios"), each with its own investment objectives and policies. One of the Portfolios of the Series Trust, MFS Emerging Growth Portfolio, is described in this prospectus. The Portfolio may not be available under all variable contracts.



Shares of the Portfolio are currently offered without a sales charge to certain separate accounts of The Travelers Insurance Company and Travelers Life and Annuity Company (collectively, "Company" or "Travelers"). The Portfolio serves as a funding option for variable annuity and variable life insurance contracts issued by Travelers. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use shares of the Portfolio as a funding option now or in the future.



This Prospectus concisely sets forth the information about the Series Trust and the Portfolio that you should know before investing. Please read it and retain it for future reference. Additional information about the Series Trust and the Portfolio is contained in a Statement of Additional Information ("SAI") dated May 1, 1998 has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, by calling 860-277-0111, or by accessing the SEC's website (http://www.sec.gov).



THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                               TABLE OF CONTENTS


FINANCIAL HIGHLIGHTS........................................    3
FUND DESCRIPTION............................................    4
FUNDAMENTAL INVESTMENT POLICIES.............................    4
MFS EMERGING GROWTH PORTFOLIO...............................    4
PORTFOLIO TURNOVER..........................................    9
BOARD OF TRUSTEES...........................................    9
INVESTMENT MANAGER..........................................    9
INVESTMENT SUBADVISER.......................................   10
FUND ADMINISTRATION.........................................   10
SECURITIES TRANSACTIONS.....................................   11
FUND EXPENSES...............................................   11
TRANSFER AGENT..............................................   11
SHARES OF THE SERIES TRUST..................................   11
NET ASSET VALUE.............................................   12
TAX STATUS..................................................   13
DIVIDENDS AND DISTRIBUTIONS.................................   13
LEGAL PROCEEDINGS...........................................   13
YEAR 2000 COMPLIANCE........................................   13
ADDITIONAL INFORMATION......................................   13
EXHIBIT A...................................................   14
EXHIBIT B...................................................   25


                                      MFS-2

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                         MFS EMERGING GROWTH PORTFOLIO



The following information for the periods ended December 31, 1997 and 1996 has been audited by KPMG Peat Marwick, LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1997. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's 1997 Annual Report, which is incorporated by reference into the SAI.



                                                                                 PERIOD FROM
                                                              YEAR ENDING   AUGUST 30, 1996(1) TO
                                                                 1997         DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 10.55            $ 10.00
-------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (loss)(2)...........................      (0.03)              0.03
  Net realized and unrealized gains.........................       2.26               0.57
-------------------------------------------------------------------------------------------------
Total Income From Operations................................       2.23               0.60
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................         --              (0.03)
  Net realized gains........................................      (0.21)             (0.01)
  Capital...................................................      (0.01)             (0.01)
-------------------------------------------------------------------------------------------------
Total Distributions.........................................      (0.22)             (0.05)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................    $ 12.56            $ 10.55
-------------------------------------------------------------------------------------------------
TOTAL RETURN++..............................................      21.15%              6.00%
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................    $70,347            $12,924
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(2)...............................................       0.95%              0.95%
  Net investment income (loss)..............................      (0.40)              0.55
-------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE+....................................         94%                49%
-------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY TRANSACTIONS...    $  0.06            $  0.03
-------------------------------------------------------------------------------------------------



(1) Commencement of operations.



(2) An expense reimbursement agreement was in place for MFS Emerging Growth Portfolio totaling $16,407 and $40,739 of the Portfolio's expenses for the periods ended December 31, 1996 and December 31, 1997, respectively. If such fees were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been $0.06 and 2.09%, respectively for 1996, and $0.01 and 1.05% respectively for 1997.



++ Total return is actual and has not been annualized, as it may not be representative of the total return for the year. The total return would have been lower had expenses not been reduced during the period shown, or if separate account charges had been reflected.



+  Annualized for periods of less than one year.


                                      MFS-3

                                FUND DESCRIPTION
--------------------------------------------------------------------------------

The Series Trust is registered with the SEC as an open-end management investment company. The Series Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the shares of the Series Trust to be divided into two or more series related to separate portfolios of investments, and further allows the Board of Trustees to establish additional portfolios at any time.


The Series Trust is currently divided into 21 series (the "Portfolios"), each with its own investment objective and policies, all of which are diversified portfolios under the Investment Company Act of 1940, as amended ("1940 Act"). The MFS Emerging Growth Portfolio is described in this prospectus. The other Portfolios are described in a separate prospectus. While there is no assurance that the Portfolio will achieve its objective, it endeavors to do so by following its investment policies as described below.


FUNDAMENTAL INVESTMENT POLICIES


The Portfolio follows certain investment policies and adopts specific investment techniques which cannot be modified without shareholder approval. These "fundamental" investment policies are mandated by either the provisions of The Investment Company Act of 1940, as amended (the "1940 Act") or pursuant to procedures that the Board of Trustees has decided to adopt. In contrast, the Portfolio also follows certain nonfundamental investment policies. Unlike the fundamental investment policies, nonfundamental policies may be changed, subject to the approval of the Board, at the discretion of the Investment Adviser or Subadviser without shareholder approval. Except as noted, all of the investment policies discussed herein are nonfundamental.


                         MFS EMERGING GROWTH PORTFOLIO
                               ("MFS PORTFOLIO")
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

MFS Portfolio's investment objective is to seek to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the MFS Portfolio's investment objective.

INVESTMENT POLICY

MFS Portfolio's policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of companies that the Subadviser believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, technologies, management and market and other opportunities which are usually necessary to become more widely recognized as growth companies.

Emerging growth companies can be of any size, and the MFS Portfolio may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

The MFS Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity fund or a growth fund investing entirely in proven growth equities.

                                      MFS-4

The MFS Portfolio will invest primarily in common stocks. Other investments are allowed, including, but not limited to those described below. (Refer to Exhibit A for a discussion of these investment techniques.) MFS may invest in, or write (as applicable), the following:

- foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments (see Exhibit A);

- foreign currency and forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates, as well as options on foreign currencies;

- foreign securities (up to 25% of its total assets) which may be traded on foreign exchanges (not including American Depository Receipts ("ADRs")). (It expects generally to invest between 0% to 10% in such securities.);

- emerging market securities;

- cash equivalents or other forms of debt securities as a reserve for future purchases of common stock or to meet liquidity needs;

- corporate asset-backed securities;

- covered call and put options and may purchase call and put options on securities and stock indices in an effort to increase current income and for hedging purposes;

- stock index futures contracts and options thereon for hedging purposes and for non-hedging purposes, subject to applicable law;

- portfolio securities purchased on a "when-issued" or on a "forward delivery" basis; and

- loan participations.

While it is not generally MFS Portfolio's policy to invest or trade for short-term profits, it may dispose of a portfolio security whenever the Subadviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss.

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the MFS Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity portfolio or of a growth portfolio which invests entirely in proven growth stocks.

During periods of unusual market conditions when the Subadviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of MFS Portfolio may be invested in cash or cash equivalents including, but not limited to, obligations of banks with assets of $1 billion or more (including certificates of deposit, bankers' acceptances and repurchase agreements), commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. U.S. Government securities also include interests in trusts or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. See Exhibit A to this Prospectus for a description of U.S. Government obligations and certain short-term investments.

In addition, please see Exhibit A for a discussion of the following investment activities in which MFS Portfolio may engage: (i) lending of Portfolio securities; (ii) repurchase agreements; (iii) purchase

                                      MFS-5
and sales of restricted securities; (iv) when-issued securities; (v) corporate asset-backed securities; (vi) loan participation and other direct indebtedness;
(vi) foreign securities; (vii) ADRs; (viii) emerging market securities; (ix) various futures and option trading techniques; and (x) lending of Portfolio securities.

INVESTMENT RESTRICTIONS

The MFS Portfolio is subject to certain fundamental investment restrictions listed below. The MFS Portfolio may not:

     - borrow amounts in excess of 33 1/3% of its assets including amounts borrowed and then only as a temporary measure for extraordinary or emergency purposes;

     - underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in selling a portfolio security;

     - purchase or sell real estate (including limited partnership interest but excluding securities secured by real estate or interest therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, future contracts and forward contracts) in the ordinary course of its business. The Portfolio does however, reserve the right to hold and sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, future contracts and forward contracts) acquired as a result of the ownership of securities;
     - issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

     - make loans to other persons. For these purposes, the purchase of commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Portfolio's assets in repurchase agreements, shall not be considered the making of a loan; or

     - purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

In addition to the fundamental investment restrictions listed directly above, the MFS Portfolio may not:

     - invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Portfolio's assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Portfolio's limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and issued in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

     - purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation;

     - purchase any securities or evidences of interest therein on margin, except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of any transaction and

                                      MFS-6
       except that the Portfolio may make margin deposits in connection with any type of swap, option, futures contracts and forward contracts;

     - sell any security which the Portfolio does not own unless by virtue of its ownership of other securities the Portfolio has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

     - pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, futures contracts and forward contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

     - purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indices of securities, swaps, foreign currencies and Futures Contracts;

     - invest for the purposes of exercising control or management; or

     - invest in the securities of any government agency or instrumentality, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Series to fail to comply with the diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury regulations issued thereunder on segregated asset accounts that fund variable contracts.

RISK FACTORS

RISK FACTORS REGARDING LOWER RATED SECURITIES -- MFS Portfolio may invest to a limited extent in lower-rated fixed income securities or comparable unrated securities. Investments in lower-rated fixed income securities, while generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities. Because yields may vary over time, no specified level of income can ever be assured. In particular, securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or by Fitch Investors Services, Inc. ("Fitch") or comparable unrated securities (commonly known as "junk bonds") are considered speculative.

These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on MFS Portfolio's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, MFS Portfolio may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in MFS Portfolio's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments.

Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to MFS Portfolio but will be reflected in the net asset value of shares of MFS Portfolio. The market for these lower rated fixed-income securities may be less liquid than the market for investment grade fixed-income securities. Furthermore, the liquidity of these lower rated securities

                                      MFS-7
may be affected by the market's perception of their credit quality. Therefore, the Subadviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed-income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities at their fair value to meet redemption requests or to respond to changes in the market. No minimum rating standard is required by MFS Portfolio. To the extent MFS Portfolio invests in these lower rated fixed-income securities, the achievement of its investment objective may be more dependent on the Subadviser's own credit analysis than in the case of a Portfolio investing in higher quality bonds. While the Subadviser may refer to ratings issued by established credit rating agencies, it is not a policy of MFS Portfolio to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Subadviser's own independent and ongoing review of credit quality.

MFS Portfolio may also invest in fixed income securities rated Baa by Moody's or BBB by S&P and Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

ADDITIONAL RISK FACTORS -- The net asset value of the shares of an open-end investment company which may invest to a limited extent in fixed income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.

THE USE OF OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES MAY RESULT IN THE LOSS OF PRINCIPAL, PARTICULARLY WHERE SUCH INSTRUMENTS ARE TRADED FOR OTHER THAN HEDGING PURPOSES (E.G., TO ENHANCE CURRENT YIELD).

As a result of its investments in foreign securities, MFS Portfolio may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, MFS Portfolio may promptly convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Subadviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Subadviser anticipates, for any other reason, that the exchange rate will improve, MFS Portfolio may hold such currencies for an indefinite period of time.

In addition, MFS Portfolio may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by MFS Portfolio is exercised or MFS Portfolio is unable to close out a forward contract. MFS Portfolio may hold foreign currency in anticipation of purchasing foreign securities. MFS Portfolio may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Subadviser, it is in the best interest of MFS Portfolio to do so. In such instances as well, MFS Portfolio may promptly convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit MFS Portfolio to take advantage of favorable movements in the applicable exchange rate, it also exposes MFS Portfolio to risk of loss if such rates move in a direction adverse to MFS Portfolio's position. Such losses could reduce any profits or increase any losses sustained by MFS Portfolio from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect MFS Portfolio's profit or loss on currency options or forward contracts, as well as its hedging strategies.

See Exhibit A and the SAI for further discussion of foreign securities and the holding of foreign currency as well as the associated risks.

The policies described above are not fundamental and may be changed without shareholder approval, as may MFS Portfolio's investment objective. A change in MFS Portfolio's investment objective may result in MFS Portfolio having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in MFS Portfolio.

                                      MFS-8

The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern MFS Portfolio's investment policies. The specific investment restrictions listed in the SAI may not be changed without shareholder approval (see "Investment Restrictions" in the SAI). MFS Portfolio's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

                               PORTFOLIO TURNOVER
--------------------------------------------------------------------------------


Although the Portfolio does not intend to invest for the purpose of seeking short-term profits, securities held by the Portfolio will be sold whenever the Portfolio's investment adviser or Subadviser believes it is appropriate to do so in light of the Portfolio's investment objective, without regard to the length of time a particular security may have been held. For 1997, the Portfolio turnover rate for MFS Emerging Growth Portfolio was 94%.


                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Under Massachusetts law, the Series Trust's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Series Trust. Subject to the provisions of the Declaration of Trust, the business and affairs of the Series Trust shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

                               INVESTMENT MANAGER
--------------------------------------------------------------------------------

As described above, the Board of Trustees monitors the activities of those entities which provide investment management and Subadvisory services to the Portfolio. The Travelers Asset Management International Corporation ("TAMIC," also referred to throughout this prospectus as the "Investment Adviser") provides investment supervision to the MFS Portfolio in accordance with its investment objectives, policies and restrictions. TAMIC'S responsibilities generally include the following:

     (1) engaging the services of one or more firms to serve as investment adviser to the Portfolio;

     (2) reviewing from time to time the investment policies and restrictions of the Portfolio in light of the Portfolio's performance and otherwise and after consultation with the Board, recommending any appropriate changes to the Board;

     (3) supervising the investment program prepared for the Portfolio by the Subadviser;

     (4) monitoring, on a continuing basis, the performance of the Portfolio's securities;

     (5) arranging for the provision of such economic and statistical data as TAMIC shall determine or as may be requested by the Board; and

     (6) providing the Board with such information concerning important economic and political developments as TAMIC deems appropriate or as the Board requests.


TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group, Inc., and its principal offices are located at One Tower Square, Hartford, Connecticut, 06183. TAMIC also acts as investment adviser for other investment companies used to fund variable insurance products. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts and non-affiliated insurance companies. For serving as investment adviser to the Trust, TAMIC receives a fee, equal to the average daily net asset value of 0.375% of the MFS Emerging Growth Portfolio. The Investment Advisory fee is computed daily and paid monthly. The fee does not reflect the Subadvisory fee paid to the Subadviser.


                                      MFS-9

                             INVESTMENT SUBADVISER
--------------------------------------------------------------------------------

GENERAL


Under the terms of the Investment Advisory and Subadvisory Agreement, the Subadviser provides an investment program for the Portfolio. The Subadviser makes all determinations with respect to the purchase and sale of the portfolio securities (subject to the terms and conditions of the investment objectives, policies, and restrictions of the Portfolio and to the supervision of the Board of Trustees and TAMIC) and places, in the name of the Portfolio, call orders for execution of the portfolio transactions. MFS only places the orders for TAMIC to execute.



For services rendered to the Portfolio, the Subadviser charges a fee to TAMIC. The Portfolio does not pay the Subadviser's fee nor any part thereof, nor will it have any obligation or responsibility to do so. The Subadvisory fee that TAMIC pays to the Subadviser is not dependent on the Portfolio's performance.



MFS PORTFOLIO
SUBADVISER: MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")



The subadviser to the Portfolio is Massachusetts Financial Services Company, a registered investment adviser that, along with its predecessor organizations has provided investment advisory services since 1924. Its principal offices are located at 500 Boylston St., Boston, Massachusetts. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., a wholly owned subsidiary of Sun Life Assurance Company of Canada. MFS also acts as investment adviser or subadviser for other investment companies used to fund variable products.



Under its Subadvisory Agreement with TAMIC, MFS is paid an amount equivalent on an annual basis to .375% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.


MANAGEMENT OF MFS PORTFOLIO

John W. Ballen a Senior Vice President of MFS, serves as a co-manager of the MFS Portfolio and in such capacity Mr. Ballen is charged with responsibility for the day-to-day operations of the MFS Portfolio. Mr. Ballen has been employed as a portfolio manager by MFS since 1984. Mr. Ballen is a graduate of Harvard College, University of New South Wales, and Stanford University Graduate School of Business Administration.


Also charged with management of the Fund is Toni Y. Shimura, who joined MFS in 1987 as a member of the Research Department. A graduate of Wellesley College and the Sloan School of Management at the Massachusetts Institute of Technology, she was named Investment Officer in 1990, Assistant Vice President -- Investments in 1991, and Vice President -- Investments in 1992. She has also managed MFS Emerging Growth Series, a retail Mutual Fund Series, since November 1995.


                              FUND ADMINISTRATION
--------------------------------------------------------------------------------

The Series Trust, on behalf of MFS Emerging Growth Portfolio entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the Portfolio at an annualized rate of .06% of the daily net assets of the Portfolio. The Travelers Insurance Company at its expense may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.

                                     MFS-10

                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, the Subadviser selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Portfolio, the Subadviser may follow a policy of considering as a factor the number of shares of the Portfolio sold by such broker-dealers. In addition, broker-dealers may from time to time be affiliated with the Series Trust, the investment advisers or their affiliates.

The Portfolio may pay higher commissions to broker-dealers which provide research services. The Subadviser may use these services in advising the Portfolio, as well as in advising their other clients.

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, the other principal expenses of the Series Trust and the Portfolio include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Series Trust or the Board of Trustees; the compensation for the unaffiliated members of the Board of Trustees; the costs of printing and mailing the Series Trust's prospectus, proxy solicitation materials, and annual, semiannual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Series Trust and its shares under federal and state securities laws. Higher portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio, as well as additional gains and/or losses to shareholders.


Pursuant to a Management Agreement originally executed on May 1, 1993 (and its subsequent amendments) between the Series Trust and the Company, the Company agreed to reimburse the Series Trust for the amount by which the Portfolio's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed 0.95% of the Portfolio's average net assets for any fiscal year. This agreement will remain in effect until terminated by either party upon sixty days' notice.


                                 TRANSFER AGENT
--------------------------------------------------------------------------------

First Data Investor Services Group, Inc., Exchange Place, Boston, MA 02109 serves as the Series Trust's transfer agent and dividend disbursing agent.

                           SHARES OF THE SERIES TRUST
--------------------------------------------------------------------------------


The Series Trust currently issues one class of shares divided into 21 separate series. Under the Declaration of Trust, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Series Trust. All shares of each series of the Series Trust have equal voting, dividend and liquidation rights. When issued and paid for, the shares will be fully paid and nonassessable by the Series Trust and will have no preference, conversion, exchange or preemptive rights.


Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in fundamental investment restrictions, but shares of all series vote together in the election of Trustees and the selection of accountants. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

                                     MFS-11

Shares of the Series Trust are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company. Shares are not sold to the general public. The Trust reserves the right to reject any purchase request. Shares of the Series Trust are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Series Trust's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

Under Massachusetts law, it is possible that a shareholder of any series may be held personally liable for a Portfolio's obligations. However, the Series Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the Series Trust's obligations and provides indemnification from Series Trust assets for any shareholder held personally liable for the Series Trust's obligations. Disclaimers of such liability are included in each agreement entered into by the Series Trust or its Portfolios.

Although the Series Trust is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Series Trust's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Series Trust due to differences in tax treatment, management of the Trust's investments, or other considerations. The Series Trust's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

                                NET ASSET VALUE
--------------------------------------------------------------------------------


The net asset value of a Portfolio share is computed as of the close of trading on each day on which the New York Stock Exchange is open for trading. The net asset value per share is arrived at by determining the value of the Portfolio's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.


The Portfolio values short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. All other investments are valued at market value, or where market quotations are not readily available, at fair value as determined in good faith by the Series Trust's Board of Trustees or by a committee appointed by the Trustees. The procedure set forth above need not be used to determine the value of the securities owned by a portfolio if, in the opinion of the Trustees or the committee appointed by the Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded off an exchange) would more accurately reflect the fair market value of such securities.

Full and fractional shares of the Portfolio may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt by the Portfolio of a proper redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Portfolio's securities between purchase and redemption.

The Portfolio computes the redemption value at the close of the New York Stock Exchange ("Exchange") at the end of the day on which they have received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

The Series Trust or the Portfolio may temporarily suspend the right to redeem their shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                     MFS-12

                                   TAX STATUS
--------------------------------------------------------------------------------

The Series Trust and its Portfolios have qualified and intend to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. A Portfolio qualifies if, among other things, it distributes to its shareholders at least 90% of its investment company taxable income during each fiscal year.

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Capital gains and dividends are distributed in cash or reinvested in additional shares of a Portfolio without a sales charge. Although purchasers of variable contracts are not currently subject to federal income taxes on distributions made by the Portfolios, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Series Trust or the Portfolio.


                              YEAR 2000 COMPLIANCE

--------------------------------------------------------------------------------


Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and results of operations of a company; investment advisor; separate account and/or a mutual fund could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.



Travelers Life and Annuity and its affiliates have investigated the nature and extent of the work required for computer systems to process beyond the turn of the century, and have made progress toward achieving this goal, including upgrading and/or replacing existing systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Series Trust.


                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                     MFS-13

                                   EXHIBIT A
--------------------------------------------------------------------------------

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND

                             INVESTMENT TECHNIQUES


The following types of investments and investment techniques are available to the Portfolio as set forth herein or in the prospectus. Please refer to the investment objective and policies of the Portfolio for a list of available investments.

CASH INSTRUMENTS

The Portfolio may invest temporarily in cash and cash items during times of unusual market conditions for defensive purposes and to maintain liquidity. Cash items may include, but are not limited to, obligations such as: commercial paper (generally lower-rated); short-term notes; obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities (see "U.S. Government Obligations" below).

U.S. GOVERNMENT OBLIGATIONS

The Portfolio may invest in direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by the full faith and credit of the U.S. Treasury.

DEBT SECURITIES

Additionally, the Portfolio's investments may be made in bonds and other debt instruments used by issuers to borrow money from investors. Debt instruments involve the promise, by the issuer of the instrument to pay the investor a fixed or variable rate of interest. Such repayment will occur at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial condition of issuers.

Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. Certain of the Portfolio's may be permitted to invest in such lower-quality debt securities.

If market quotations are unavailable, lower-quality debt securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Adverse publicity and changing investor' perceptions may affect the ability of outside pricing services to value lower-quality debt securities, and the Portfolio's ability to dispose of those securities.

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. A Portfolio has the right to increase the

                                     MFS-14
amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Investment adviser and Subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Portfolios will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the Investment adviser or Subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The investment adviser and Subadviser intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

REPURCHASE AGREEMENTS

The MFS Portfolio may enter into repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities and or other securities to a Portfolio and each agrees at the time of the sale to repurchase the securities at a mutually agreed upon time and price. Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties (e.g., banks or broker-dealers meeting the investment advisor's credit quality standards as presenting minimal risk of default). Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In any repurchase agreement, the risk that the original seller does not repurchase the securities as called for in the repurchase agreement exists. The Portfolio could receive less than the repurchase price on any sale of such securities. Additionally, if the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Portfolio's right to liquidate the securities may be restricted (during which time the value of the securities could decline). The Investment Adviser and Subadviser, however, each believe that under the regular procedures normally in effect for custody of the Portfolio's securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Portfolio and allow retention or disposition of such securities.

The Portfolio may adopt rules concerning the collateralization of repurchase agreements so long as the repurchase agreement is collateralized fully.

The Portfolio will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Portfolio's adviser to be creditworthy pursuant to guidelines established for the Portfolio.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

The Portfolio or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.

WHEN-ISSUED SECURITIES

The Portfolio may purchase securities on a when-issued or delayed delivery basis. Transactions of this type are arrangements in which the Portfolio purchases securities with payment and delivery scheduled for a future time. Their purpose is to help to ensure the availability of suitable securities.

                                     MFS-15

The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Such commitment to purchase be viewed as a senior security, and generally will be marked to market and reflected in the Portfolio's Accumulation Unit Value daily from the commitment date. Delivery and payment may be at a future date beyond customary settlement time.

While it is the intention of the Portfolio to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so.

The Investment Adviser and Subadviser engaged in trades of when-issued securities each believes that purchasing securities in this manner will be advantageous. This practice, however does include certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, an affected Portfolio would endure a loss (or gain) equal to the price appreciation (or depreciation) in value from the commitment date. Further, such failure to complete a transaction may cause the affected Portfolio to miss other opportunities.

To guard against such risks, the Investment Adviser and Subadviser employ a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

It is expected that, under normal circumstances, the Portfolio will take delivery of such securities. In general, the Portfolio does not pay for the securities until received and the Portfolio does not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Portfolio will establish a segregated account consisting of cash, short-term money market instruments or high quality debt securities equal to the amount of the commitments to purchase when-issued securities.

The MFS Portfolio may engage in trades of when-issued securities. The value of this Portfolio's securities, together with the value of all securities of the issuer of the "when-issued security" may not exceed 5% of the value of the Portfolio's total assets at the time that the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued basis may increase the volatility of its net asset value.

The Portfolio may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Portfolio may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Portfolio may realize short-term profits or losses upon the sale of such commitments.

FUTURES CONTRACTS

The Portfolio may use exchange-traded financial futures for various purposes including contracts as a hedge to protect against changes in interest rates or stock prices. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position. At no time will the Portfolio's futures trading transactions be employed for speculative purposes.

Stock index futures may be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as

                                     MFS-16
distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

When a futures contract is purchased, the Portfolio will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin.

Positions taken in the futures market are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the debt security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if less, a loss. While futures positions taken by the Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must be taken into account. There can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

All interest rate and stock index futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolio will enter into futures contracts for hedging purposes only, i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC. The Portfolio will further seek to assure that fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, or for other risk reduction strategies, though there can be no assurance the expected result will always be achieved.

TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS: The MFS Portfolio may enter into transactions in options, futures and forward contracts on a variety of instruments and indices, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to increase the Portfolio's gross income.

SPECIAL RISKS RELATING TO FUTURES CONTRACTS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Portfolio may benefit from the use of such futures, changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any Portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the Portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close future contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may

                                     MFS-17
cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. The Investment Adviser and Subadvisers believe that over time the value of the investments of the Portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

WRITING COVERED CALL OPTIONS

The MFS Portfolio may write (i.e., sell) covered call options. By writing a call option, the Portfolio becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. Purchases of puts or sales of calls are intended to protect against price movements in particular securities in a Portfolio's portfolio. Sales of calls may also generate income. The Portfolio receives a premium from writing a call option which they retain whether or not the option is exercised.

Certain risks exist in this practice. By writing a call option, the Portfolio might lose the potential for gain on the underlying security while the option is open. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the Portfolio's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Portfolio's ability to effectively hedge.

The Portfolio may only write "covered" options. This means that as long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, a Portfolio might own substantially similar U.S. Treasury bills.

Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Portfolio's ability to use such options to achieve its investment objectives.

BUYING PUT AND CALL OPTIONS

The MFS Portfolio may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Portfolio may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Portfolio, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Portfolio will pay a premium in exchange for the right to purchase (call) or sell (put) a specific par value of a fixed income or equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, a Portfolio's risk is limited to

                                     MFS-18
the option premium paid and the risk of depreciation in value of securities on which it has written call options. By writing a call option on a security, however, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call.

The Portfolio may sell the put and call options prior to their expiration and thereby realize a gain or loss. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Liquid securities sufficient to fulfill a call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

If the Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Portfolio's position, the option may be exercised and the Portfolio will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. MFS Portfolio may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

Portfolios that engage in buying put and call options may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that such Portfolio wants to purchase at a later date. In the event that the expected market fluctuations occur, the Portfolio may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Portfolio.

In certain instances, the Portfolio may enter into options on Treasury securities which may be referred to as "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

OPTIONS ON STOCK INDICES -- The MFS Portfolio may write (sell) covered call and put options and purchase call and put options on stock indices. The Portfolio may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When such Portfolio writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Portfolio will either close out the option at a profit or allow it to expire unexercised. The Portfolio writing the covered call or put option will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Portfolio for the writing of the option, less related transaction costs. In addition if the value of an underlying index moves adversely to the Portfolios' option position, the option may be exercised, and the Portfolios will experience a loss which may only be partially offset by the amount of the premium received.

                                     MFS-19

The MFS Portfolio may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance.

INDEX FUTURES CONTRACTS

FUTURES CONTRACTS -- MFS Portfolio may enter into stock index futures contracts (Index Futures). The Portfolio will utilize Index Futures for hedging and non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes are used to attempt to protect the Portfolio's current or intended stock investments from broad fluctuations in stock prices. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates or a rise in the dollar value of foreign currencies, may be offset, in whole or part, by gains on Index Futures contracts purchased by the Portfolio. A Portfolio will incur brokerage fees when it purchases and sells Index Futures contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON INDEX FUTURES CONTRACTS -- MFS Portfolio may purchase and write options on stock index futures contracts. Such investment strategies will be used for hedging and non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by the Portfolio in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on futures contracts may present less risk in hedging the portfolios of the Portfolio than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Portfolio may suffer a loss on the transaction.

FORWARD CONTRACTS ON FOREIGN CURRENCY -- MFS Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Portfolio will enter into Forward Contracts for hedging and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates. Transactions in Forward Contracts entered into for hedging purposes may include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. The Portfolio may also enter into Forward Contracts for "cross hedging" purposes, e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. By entering into such transactions, however, the Portfolio may be required to forgo the benefits of advantageous changes in exchange rates. The Portfolio may also enter into transactions in Forward Contracts for other than hedging purposes. For example, if the Subadviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Portfolio may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Portfolio will realize profits which will increase its gross income. Such transactions, however, may be considered speculative and could involve significant risk of loss, as set forth below. The Portfolio has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such Contracts.

Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments,

                                     MFS-20
and their use involves certain risks beyond those associated with transactions in the Futures and Options contracts described above.

OPTIONS ON FOREIGN CURRENCIES -- MFS Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities, and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Forward Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

RESTRICTED AND ILLIQUID SECURITIES

MFS Portfolio may purchase and sell securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). Sale of this type of security is typically restricted under the federal securities laws. The above mentioned Portfolio may also purchase and sell securities that are subject to transfer restrictions, and may therefore be illiquid.

Some securities may be "illiquid" because sale of these securities may be difficult and the Portfolio engaging in trading of illiquid securities may not be able to sell them (or sell them at fair market value) when the investment adviser or Subadviser believes it is desirable to do so. Accordingly such sales may be made at less than fair market value or may not be able to sell them when the investment adviser believes it is desirable to do so.

The Portfolio currently limits the amount of net assets that may be invested in illiquid securities to 15% of its net assets.

Securities may be illiquid securities for different reasons including, among others, (i)absence of a readily available market or legal or contractual restrictions on resale; and (ii) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid securities for this purpose.

Each Subadviser will monitor the liquidity of such restricted securities. This monitoring process will involve a continuing review of the trading markets for the specific Rule 144A security, whether such security is illiquid and thus subject to the Portfolio's limitation on investing its net assets in illiquid investments. In monitoring a restricted security, the Investment adviser or Subadviser will review the current value of the security based on currently available information. The Subadviser, however, will retain sufficient oversight and be ultimately responsible for the determinations.

Subject to the limitation on investments in illiquid investments, the Portfolio may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Portfolio might not be able to sell these securities when the Subadviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, the judgment of the Subadviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

FOREIGN SECURITIES AND AMERICAN DEPOSITORY RECEIPTS

The MFS Portfolio may purchase foreign securities or American Depository Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks representing the deposit

                                     MFS-21
with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the United States.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, changes in currency rates, generally higher brokerage or commission rates on foreign trades, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential difficulties in enforcing contractual relationships, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by a Portfolio will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, foreign securities are subject to less supervision and there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company of government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Certain restrictions may apply concerning the amount of a Portfolio's net assets which may be invested in foreign securities. For example MFS Portfolio may invest up to 25% of its net assets in such securities, although it generally expects to invest between 0% and 10% of its total assets in foreign securities (not including ADRs).

The Portfolio may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Subadviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. MFS Portfolio may also hold foreign currency in anticipation of purchasing foreign securities.

AMERICAN DEPOSITORY RECEIPTS

As noted above, ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Subadviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities described above.

EMERGING MARKET SECURITIES

The MFS Portfolio may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Subadviser to be an emerging market as defined above. Additionally, the Portfolio may invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries; or (iv) companies traded in any market that derives 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market.

                                     MFS-22

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio. Emerging nations may suffer from extreme and volatile debt burdens or inflation rates. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Portfolio.

LENDING PORTFOLIO SECURITIES

The MFS Portfolio is authorized to lend its portfolio securities to brokers, dealers and other financial organizations. The purpose of this lending activity is to generate additional income. The primary risk associated with lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.

As with any securities lending, a risk exists that when the Portfolio lends portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action.

The Portfolio engaging in securities lending will follow certain guidelines in determining whether a particular potential securities borrower is appropriate. For example, MFS will usually only make loans to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents or U. S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. MFS Portfolio would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U. S. Government securities or a letter of credit).

In determining whether to lend a security to a particular broker, dealer or financial institution, the Investment Subadviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. A Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Portfolio may receive as collateral will not become part of the Portfolio's investment Portfolio at the time of the loan

                                     MFS-23
and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Portfolio any accrued income on those securities and the Portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. The Portfolio will not lend securities having a value that exceeds 10% of the current value of its total assets. Loans of securities will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

TEMPORARY BANK BORROWING

The Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

The MFS Portfolio's policies permit borrowing of up to 33 1/3% of total assets.

CORPORATE ASSET-BACKED SECURITIES

MFS Portfolio may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

ASSET-BACKED MORTGAGE SECURITIES

Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

MFS Portfolio may invest a portion of its assets in "loan participations" and other direct indebtedness. By purchasing a loan participation, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

MFS Portfolio may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations, other direct indebtedness and the risks related to transactions therein, please review the SAI.

                                     MFS-24

                                   EXHIBIT B
--------------------------------------------------------------------------------

A. DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds rated A possess many favorable investment attributes are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment sometime in the future.

Baa -- Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.


Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market short-comings.


C -- Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

B. DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issued only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                     MFS-25

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.


BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.


B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC -- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                     MFS-26

                           THE TRAVELERS SERIES TRUST
                         MFS EMERGING GROWTH PORTFOLIO


                                                                            5-98




L-21252                                                        Printed in U.S.A.

                           THE TRAVELERS SERIES TRUST

                        ZERO COUPON BOND FUND PORTFOLIOS
                           (SERIES 1998, 2000, 2005)

ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183
TELEPHONE 860-277-0111
--------------------------------------------------------------------------------


The Travelers Series Trust (the "Series Trust" or "Fund") is a diversified open-end management investment company (mutual fund) which consists of multiple series of shares (the "Portfolios"), each with its own investment objective and policies. The Portfolios of the Series Trust described in this prospectus are the Zero Coupon Bond Fund Portfolios (Series 1998, 2000 and 2005). All Portfolios described in this prospectus may not be available under all variable contracts.



Shares of the Portfolios are currently offered without a sales charge to separate accounts of The Travelers Insurance Company and The Travelers Life and Annuity Company (collectively, "the Company" or "The Travelers"). The Portfolios serve as funding options for variable annuity and variable life insurance contracts issued by the Company. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use shares of the Portfolios as funding options now or in the future.



This Prospectus concisely sets forth the information about the Series Trust and applicable Portfolios that you should know before investing. Please read it and retain it for future reference. Additional information about the Series Trust and the Portfolios is contained in a Statement of Additional Information ("SAI") dated May 1, 1998 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, by calling 860-277-0111, or by accessing the SEC's website (http.//www.sec.gov).



THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY THE TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                               TABLE OF CONTENTS


FINANCIAL HIGHLIGHTS........................................    3
FUND DESCRIPTION............................................    4
ZERO COUPON BOND FUND PORTIFOLIOS (SERIES 1998, 2000,
  2005).....................................................    4
  Investment Objective and Policies.........................    4
  Investment Restrictions...................................    5
  Risk Factors and Special Considerations Relating to
     Maturity...............................................    5
  Tax Considerations........................................    7
BOARD OF TRUSTEES...........................................    7
INVESTMENT ADVISERS.........................................    7
  TAMIC.....................................................    7
  Portfolio Manager.........................................    7
  Advisory Fees.............................................    8
FUND ADMINISTRATION.........................................    8
SECURITIES TRANSACTIONS.....................................    8
FUND EXPENSES...............................................    8
TRANSFER AGENT..............................................    9
SHARES OF THE SERIES TRUST..................................    9
NET ASSET VALUE.............................................    9
TAX STATUS..................................................   10
DIVIDENDS AND DISTRIBUTIONS.................................   10
LEGAL PROCEEDINGS...........................................   10
YEAR 2000 COMPLIANCE........................................   10
ADDITIONAL INFORMATION......................................   11
EXHIBIT A...................................................   12


                                     ZERO-2

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                           THE TRAVELERS SERIES TRUST


                        ZERO COUPON BOND FUND PORTFOLIOS



The following information for the year ended December 31, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1997. All other periods presented have been audited by other independent auditors. The information set out below should be read in conjunction with the Financial Statements and related notes that also appear in the Fund's 1997 Annual Report, which is incorporated by reference into the SAI.


                                                       YEAR ENDED                                YEAR ENDED
                                                   DECEMBER 31, 1997                          DECEMBER 31, 1996
                                    ------------------------------------------------   -------------------------------
                                     SERIES 1998      SERIES 2000      SERIES 2005      SERIES 1998      SERIES 2000
----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
  Net asset value, beginning of
    period........................   $      9.99      $      9.96      $      9.97      $     10.25      $     10.31
Income from operations
  Net investment income...........          0.57             0.59             0.60             0.53             0.50
  Net realized and unrealized gain
    (loss)........................          0.04             0.13             0.56            (0.13)           (0.22)
                                     -----------      -----------      -----------      -----------      -----------
    Total income from
      operations..................          0.61             0.72             1.16             0.40             0.28
Less Distributions From:
  Net investment income...........         (0.56)           (0.59)           (0.60)           (0.65)           (0.63)
  Net realized gains..............         (0.01)              --               --            (0.01)              --
                                     -----------      -----------      -----------      -----------      -----------
Total Distributions...............         (0.57)           (0.59)           (0.60)           (0.66)           (0.63)
                                     -----------      -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD....   $     10.03      $     10.09      $     10.53      $      9.99      $      9.96
                                     ===========      ===========      ===========      ===========      ===========
TOTAL RETURN(2)...................          6.13%            7.20%           11.63%            3.94%            2.76%
  Net assets, end of period
    (thousands)...................   $     1,403      $     1,757      $     2,357      $     1,303      $     1,565
RATIOS TO AVERAGE NET ASSETS
  Expenses(3)(5)..................          0.15%            0.15%            0.15%            0.15%            0.15%
  Net investment income...........          5.55%            5.88%            6.11%            5.64%            5.74%
  Portfolio turnover rate.........            17%              29%               9%              19%              33%

                                         YEAR ENDED                      OCTOBER 11(1) TO
                                      DECEMBER 31, 1996                 DECEMBER 31, 1995
                                      ----------------   ------------------------------------------------
                                         SERIES 2005      SERIES 1998      SERIES 2000      SERIES 2005
----------------------------------
PER SHARE DATA
  Net asset value, beginning of
    period........................       $     10.48      $     10.00      $     10.00      $     10.00
Income from operations
  Net investment income...........              0.48             0.12             0.13             0.13
  Net realized and unrealized gain
    (loss)........................             (0.38)            0.13             0.18             0.35
                                         -----------      -----------      -----------      -----------
    Total income from
      operations..................              0.10             0.25             0.31             0.48
Less Distributions From:
  Net investment income...........             (0.61)              --               --               --
  Net realized gains..............                --               --               --               --
                                         -----------      -----------      -----------      -----------
Total Distributions...............             (0.61)              --               --               --
                                         -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD....       $      9.97      $     10.25      $     10.31      $     10.48
                                         ===========      ===========      ===========      ===========
TOTAL RETURN(2)...................              0.90%            2.50%            3.10%            4.80%
  Net assets, end of period
    (thousands)...................       $     2,054      $     1,024      $     1,029      $     1,050
RATIOS TO AVERAGE NET ASSETS
  Expenses(3)(5)..................              0.15%            0.15%(4)         0.15%(4)         0.15%(4)
  Net investment income...........              6.14%            5.55%(4)         5.61%(4)         5.89%(4)
  Portfolio turnover rate.........                17%              20%              34%              23%



(1) Date operations commenced.


(2) Total return is actual and has not been annualized, as it may not be representative of the total return for the year. The total return would have been lower if separate account charges had been reflected.


(3) For the years ended December 31, 1997 and 1996 and the period ended December 31, 1995, Travelers Insurance reimbursed the Portfolios for the amounts listed below. If expenses were not reimbursed, the per share decrease of net investment income and actual expense ratios would have been as follows:




                                                                       AMOUNT OF EXPENSES
                                                                           REIMBURSED
                                                     ------------------------------------------------------
                                                           1997               1996               1995
-----------------------------------------------------------------------------------------------------------
  Series 1998.......................................  $      27,937      $      31,112      $      14,257
  Series 2000.......................................         27,177             31,032             14,257
  Series 2005.......................................         28,361             30,922             14,256

                                                                   PER SHARE DECREASE IN
                                                                   NET INVESTMENT INCOME
                                                      ------------------------------------------------
                                                           1997             1996             1995
----------------------------------------------------
PORTFOLIO
  Series 1998.......................................   $      0.20      $      0.24      $      0.14
  Series 2000.......................................          0.16             0.20             0.14
  Series 2005.......................................          0.13             0.15             0.14

                                                                   EXPENSE RATIOS WITHOUT
                                                               FEE WAIVERS AND REIMBURSEMENTS
                                                      ------------------------------------------------
                                                           1997             1996             1995
----------------------------------------------------
PORTFOLIO
  Series 1998.......................................          2.21%            2.82%            6.51%(4)
  Series 2000.......................................          1.80             2.49             6.51(4)
  Series 2005.......................................          1.52             2.17             6.48(4)




Annualized.

(5) The expense ratios for the years ended December 31, 1997 and 1996 and for the periods ended December 31, 1995 reflect expense reimbursements by The Travelers in connection with voluntary expense limitations.


                                     ZERO-3

                                FUND DESCRIPTION
--------------------------------------------------------------------------------

The Travelers Series Trust (the "Series Trust") is registered with the SEC as an open-end management investment company. The Series Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the shares of the Series Trust to be divided into two or more series related to separate portfolios of investments, and further allows the Board of Trustees to establish additional portfolios at any time.

The Series Trust is currently divided into multiple series (the "Portfolios"), each with its own investment objective and policies, all of which are diversified portfolios under the Investment Company Act of 1940, as amended ("1940 Act"). Three Portfolios, as described below, are contained in this prospectus. The other Portfolios are described in a separate prospectus.

                        ZERO COUPON BOND FUND PORTFOLIOS
                           (SERIES 1998, 2000, 2005)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The objective of each of the three Zero Coupon Bond Portfolios is to provide as high an investment return as is consistent with the preservation of capital. Each Portfolio's investment objective may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that a Portfolio will achieve its investment objective.

Each Portfolio seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future by investing in primarily zero coupon securities that pay no cash income but are acquired by the Portfolio at substantial discounts from their values at maturity. The Zero Coupon Bond Portfolios may not be appropriate for contract owners who do not plan to allocate their premiums to the Portfolios for the long-term or until maturity.

Under normal circumstances, each Zero Coupon Bond Portfolio will invest at least 65% of its net assets in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities and Stripped Eurodollar Obligations and other stripped securities, all described in Exhibit A to this prospectus.

The remaining 35% of each Zero Coupon Bond Portfolio's assets may be invested in non-zero coupon securities such as common stock and other equity securities, bonds and other debt securities, and money market instruments.

Each Zero Coupon Bond Portfolio may invest up to 25% of its assets in securities of foreign issuers. Investments in Stripped Eurodollar Obligations where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions, tax laws and laws limiting the amount and types of foreign investments. Stripped Eurodollar Obligations involve special risks associated with investment in foreign securities related to market, currency, economic, political, and other factors.

To provide income for expenses, redemption payments, and cash dividends, up to 20% of each Portfolio's assets may be invested in money market instruments.

                                     ZERO-4

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of each Zero Coupon Bond Portfolio, as defined in the 1940 Act. Each of the Zero Coupon Bond Portfolios will not:

     (1) purchase the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation;

     (2) purchase more than 10% of the voting securities of any one issuer, provided that this limitation shall not apply to investments in U.S. government securities;

     (3) purchase securities on margin, except that each Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by a Portfolio;

     (4) make short sales of securities or maintain a short position, except to the extent of 5% of each Portfolio's net assets and except that a Portfolio may engage in such activities without limit if, at all times when a short position is open, the Portfolio owns an equal amount of the securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and at least equal in amount to, the securities sold short;

     (5) borrow money, including reverse repurchase agreements, except that each Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 20% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any additional investments;

     (6) pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of a Portfolio's total assets as security for any indebtedness. For purposes of this restriction (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to
         (i) the purchase and sale of stock options, options on foreign currencies and options on stock indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets;

     (7) invest in commodities, except that each Portfolio may purchase or write futures contracts and options on futures contracts as described in this Prospectus;

     (8) make loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities and the entry into repurchase agreements; and

     (9) concentrate in any industry.

In addition, the Portfolios will not purchase illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 15% of the total assets of a Portfolio would be invested in such securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO MATURITY

Various levels of risk are involved with each Zero Coupon Bond Portfolio. The risks inherent in investing in any of the Portfolios are that their net asset value will fluctuate in response to changes in

                                     ZERO-5
economic conditions, interest rates and the market's perception of the underlying securities of the Portfolios.

Stripped securities investments, like other investments in debt securities, are subject to certain risks, including credit and market risks. To the extent that the Portfolios invest in Stripped Securities other than Stripped Treasury Securities, such investments will be rated at least A by one or more nationally recognized statistical rating agencies. Such securities are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and have some speculative characteristics. The Zero Coupon Bond Portfolios will also attempt to minimize the impact of individual credit risks by diversifying their portfolio investments.

Stripped Securities do not make any periodic payments of interest prior to maturity and the stripping of the interest coupons causes the Stripped Securities to be offered at a substantial or "deep" discount from their face amounts. The market value of Stripped Securities and, therefore, of the shares of the Zero Coupon Bond Portfolios, will fluctuate with changes in interest rates and other factors and may be subject to greater fluctuations in response to changing interest rates than would a fund consisting of debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.


Special Considerations Relating to Maturity: The Series Trust currently offers three separate Zero Coupon Bond Portfolios, each maturing on the third Friday of December of its specific maturity year (the "Target Date"): 1998, 2000, and 2005. On each Portfolio's Target Date, the Portfolio will be converted to cash and an investor may invest in another of the Contract's Funds. If an investor does not complete an instruction form directing what should be done with liquidation proceeds, the proceeds will be automatically invested in the Smith Barney Money Market Portfolio or Travelers Money Market Portfolio, as applicable, and the Policyholder will be notified of such event.


Because each Portfolio will be primarily invested in zero coupon securities, investors whose premiums are invested in shares held to maturity, including those obtained through reinvestment of dividends and distributions, will experience a return consisting primarily of the amortization of discount on the underlying securities in the Portfolio. However, the net asset value of a Portfolio's shares increases or decreases with changes in the market value of that Portfolio's investments, which tends to vary inversely with changes in prevailing interest rates. If shares of a Zero Coupon Bond Portfolio are redeemed prior to the maturity of the Portfolio, an investor may experience a significantly different investment return than was anticipated at the time of purchase.

The Portfolio's investment adviser will attempt to maintain the average duration of each Portfolio to within twelve months of the Portfolio's Target Date. Duration is a measure of the length of an investment which takes into account, through present value analysis, the timing and amount of any interest payments as well as the amount of the principal repayment. Duration is commonly used by professional managers to help identify and control reinvestment risk. Since each Portfolio will not be invested entirely in zero coupon securities maturing on the Target Date, there will be some reinvestment risk with respect to those other investments. By balancing investments with slightly longer and shorter durations, the investment adviser believes it can maintain a Portfolio's average duration within twelve months of the Portfolio's Target Date and thereby reduce its reinvestment risk. Because they do not pay interest, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities. Investors can expect more appreciation from a Zero Coupon Bond Portfolio during periods of declining interest rates than from interest-paying securities of similar maturity. Conversely, when interest rates rise, a Zero Coupon Bond Portfolio will normally decline more in price than interest-paying securities of similar maturity. Price fluctuations are expected to be greatest in the longer-maturity Funds and are expected to diminish as a Portfolio approaches its maturity date. Interest rates can change suddenly and unpredictably.

In addition, due to securities maturing prior to the termination of the Zero Coupon Bond Portfolio, a risk that the proceeds from the sale of such securities will not be reinvested at the same interest rate which was available at the time of the contract owner's purchase may exist. As an example, in a
                                     ZERO-6
falling interest rate environment, proceeds for securities that mature prior to the termination date of a Zero Coupon Bond Portfolio will be reinvested at a lower rate. Similarly, in a rising interest environment, the proceeds will be invested at a higher interest rate.

TAX CONSIDERATIONS

Under the federal income tax law, a portion of the difference between the purchase price of the zero coupon securities and their face value ("original issue discount") is considered to be income to the Zero Coupon Bond Portfolios each year, even though such Portfolio will not receive cash payments representing the discount from these securities. This original issue discount will comprise a part of the net taxable investment income of such Portfolio which must be "distributed" to the insurance company shareholders each year, whether or not such distributions are paid in cash. To the extent such distributions are paid in cash, the Portfolio may have to generate the required cash from interest earned on non-zero coupon securities such as corporate bonds or possibly from the disposition of zero coupon securities.

                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Under Massachusetts law, the Series Trust's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Series Trust. Subject to the provisions of the Declaration of Trust, the business and affairs of the Series Trust shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

Additionally, the Board of Trustees annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies, and takes any other actions necessary in connection with the operation and management of the Series Trust.

                              INVESTMENT ADVISERS
--------------------------------------------------------------------------------

As described above, the Board of Trustees monitors the activities of those entities which provide investment advisory services to the Portfolios. Travelers Asset Management International Corporation (TAMIC) provides investment advice and, in general, supervises the management and investment programs of the Portfolios of the Series Trust.

TAMIC

TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company, and its principal offices are located at One Tower Square, Hartford, Connecticut 06183. In addition to serving as the investment adviser for the U.S. Government Securities Portfolio, TAMIC acts as investment adviser for other investment companies used to fund variable products issued by The Travelers and The Travelers Life and Annuity Company; as well as for individual and pooled pension and profit-sharing accounts and for offshore insurance companies affiliated with The Travelers.

PORTFOLIO MANAGER

The Zero Coupon Bond Fund Portfolios are managed by David A. Tyson, Ph.D. and CFA. Mr. Tyson is currently Senior Vice President and the head of the Company's Portfolio Management Group. He directly manages The Travelers Annuity, Life Surplus and Convertible portfolios. His previous responsibilities have included managing The Travelers Derivatives, Mortgage-Backed and Quantita-

                                     ZERO-7
tive Investment Groups. Mr. Tyson joined The Travelers in 1985 and TAMIC in 1994. He previously spent seven years with the Equitable Investment Management Corporation where he was responsible for quantitative equity research and new product development.

ADVISORY FEES

Under its Advisory Agreement with the Zero Coupon Bond Portfolios, TAMIC is paid an amount equivalent on an annual basis to .10% of the average daily net assets of each Portfolio. The fees are computed daily and paid weekly. The Travelers has decided to voluntarily reimburse the Zero Coupon Bond Fund Portfolios for any expenses above 0.15% (includes the .10% management fee to TAMIC, but excludes brokerage commissions and interest charges).

                              FUND ADMINISTRATION
--------------------------------------------------------------------------------

The Series Trust, on behalf of each of its Portfolios, has entered into an Administrative Services Agreement, whereby The Travelers Insurance Company will be responsible for the pricing and bookkeeping services for the Portfolios at an annualized rate of 0.06% of the daily net assets of the Portfolios. The Travelers Insurance Company, at its expense, may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.

                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, the investment advisers select broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Portfolios, the investment advisers may consider the number of Portfolio shares sold by such broker-dealers. In addition, broker-dealers may from time to time be affiliated with the Series Trust, the investment advisers or their affiliates.

The Portfolios may pay higher commissions to broker-dealers that provide research services. The investment advisers may use these services in advising the Portfolios, as well as in advising their other clients.

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, other expenses of the Series Trust and the Portfolios include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Series Trust or the Board of Trustees; the compensation for the unaffiliated members of the Board of Trustees; the costs of printing and mailing the Series Trust's prospectus, proxy solicitation materials, and annual, semiannual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Series Trust and its shares under federal and state securities laws. Additional high portfolio turnover may involve greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolios, as well as additional gains and/or losses to shareholders.


Pursuant to Management Agreements dated May 1, 1996 (and its subsequent amendments) between the Series Trust and The Travelers Insurance Company and between the Series Trust and The Travelers Life and Annuity Company, each Company agreed to reimburse the Series Trust for the amount by which each Portfolio's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceeds a specific percentage of each


                                     ZERO-8

Portfolio's average net assets for any fiscal year. For the three Zero Coupon Bond Fund Portfolios, the amount is .15%


For the year ended December 1997, Series 1998 paid .15%, Series 2000 paid .15% and Series 2005 paid .15% of their average assets in expenses. These expenses would have been, on an annualized basis, 2.21%, 1.80% and 1.52%, of the respective Portfolio's average net assets if the Company had not paid for any of their expenses.


                                 TRANSFER AGENT
--------------------------------------------------------------------------------

First Data Investor Services Group Inc., Exchange Place, Boston, MA 02109, serves as the Series Trust's transfer agent and dividend disbursing agent.

                           SHARES OF THE SERIES TRUST
--------------------------------------------------------------------------------

Shares of the Series Trust are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company and The Travelers Life and Annuity Company. Shares are not sold to the general public. Shares of the Series Trust are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Series Trust's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

The Series Trust currently issues one class of shares divided into multiple series. Under the Declaration of Trust, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Series Trust. All shares of each series of the Series Trust have equal voting, dividend and liquidation rights. When issued and paid for, the shares will be fully paid and nonassessable by the Series Trust and will have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in fundamental investment restrictions, but shares of all series vote together in the election of Trustees and the selection of accountants. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Although the Series Trust is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Series Trust's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Series Trust due to differences in tax treatment, management of the Trust's investments, or other considerations. The Series Trust's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

                                NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value of a Portfolio share is computed as of the close of trading on each day on which the New York Stock Exchange is open for trading, except on days when changes in the value of the Portfolio's securities do not affect the current net asset value of its shares. The net asset value per
                                     ZERO-9
share is arrived at by determining the value of the Portfolio's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Portfolios value short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest approximates market. All other investments are valued at market value, or where market quotations are not readily available, at fair value as determined in good faith by the Series Trust's Board of Trustees.

Portfolio shares are redeemed at the redemption value next determined after the Portfolios receive a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Portfolio's securities between purchase and redemption.

The Portfolio computes the redemption value at the close of the New York Stock Exchange ("Exchange") at the end of the day on which they have received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

The Series Trust or the Portfolio may temporarily suspend the right to redeem their shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                   TAX STATUS
--------------------------------------------------------------------------------

The Series Trust and its Portfolios have qualified and intend to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. A Portfolio qualifies if, among other things, it distributes to its shareholders at least 90% of its investment company taxable income during each fiscal year.

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Capital gains and dividends are distributed in cash or reinvested in additional shares of a Portfolio without a sales charge. Although purchasers of variable contracts are not currently subject to federal income taxes on distributions made by the Portfolios, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Series Trust or the Portfolios.


                              YEAR 2000 COMPLIANCE

--------------------------------------------------------------------------------


Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial


                                     ZERO-10
condition, and result of operations of a company; investment advisor; separate account and/or a mutual fund could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.



Travelers Life and Annuity and its affiliates have investigated the nature and extent of the work required for computer systems to process beyond the turn of the century, and have made progress toward achieving this goal, including upgrading and/or replacing existing systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Series Trust.


                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                     ZERO-11

                                   EXHIBIT A
--------------------------------------------------------------------------------

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND
               INVESTMENT TECHNIQUES AVAILABLE TO THE PORTFOLIOS

The following types of investments and investment techniques are available to each of the Portfolios. Please refer to the investment objective and policies of each Portfolio for a list of available investments.

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the investment advisers consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Portfolios will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the investment advisers, such notes are treated as instruments maturing in one day and valued at their par value. The investment advisers intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties (i.e., national banks or reporting broker-dealers meeting the investment advisor's credit quality standards as presenting minimal risk of default). All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a Portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

                                     ZERO-12

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the FDIC).

The Portfolios will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Portfolios do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Portfolios must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

FUTURES CONTRACTS

The Portfolios may use exchange-traded financial futures contracts as a hedge to protect against changes in interest rates or stock prices. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities ("interest rate futures"). An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position. At no time will the Portfolios' transactions in such financial futures be employed for speculative purposes.

Stock index futures may be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

When a futures contract is purchased, the Portfolios will set aside securities equal to the total market value of the futures contract, less the amount of the initial margin. The Portfolios will not purchase or

                                     ZERO-13
sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of their respective assets, after taking into account unrealized profits and unrealized losses on any such contracts they have entered into.

Positions taken in the futures market are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the debt security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if less, a loss. While futures positions taken by the Portfolios will usually be liquidated in this manner, the Portfolios may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must be taken into account. There can be no assurance that the Portfolios will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

All interest rate and stock index futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolios will enter into futures contracts for hedging purposes only, i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC. The Portfolios will further seek to assure that fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, or for other risk reduction strategies, though there can be no assurance the expected result will always be achieved.

SPECIAL RISKS RELATING TO FUTURES CONTRACTS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Portfolios may benefit from the use of such futures, changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolios than if they had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolios may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close future contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. However, the investment advisers believe that over time the value of the investments of the Portfolios will tend to move in the

                                     ZERO-14
same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

WRITING COVERED CALL OPTIONS

The Portfolios may write (i.e., sell) covered call options. By writing a call option, a Portfolio becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The Portfolios may only write "covered" options. This means that as long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, a Portfolio might own substantially similar U.S. Treasury bills.

The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Portfolios receive a premium from writing a call option which they retain whether or not the option is exercised. By writing a call option, a Portfolio might lose the potential for gain on the underlying security while the option is open.

Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Portfolio's ability to use such options to achieve its investment objectives.

BUYING PUT AND CALL OPTIONS

The Portfolios may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Portfolios may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Portfolios, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Portfolios will pay a premium in exchange for the right to purchase (call) or sell (put) a specific par value of a fixed income or equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, a Portfolio's risk is limited to the option premium paid.

The Portfolios may sell the put and call options prior to their expiration and thereby realize a gain or loss. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

STRIPPED SECURITIES

Under normal circumstances, each Zero Coupon Bond Portfolio will invest at least 65% of its net assets in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped

                                     ZERO-15

Government Securities, Stripped Corporate Securities and Stripped Eurodollar Obligations and other stripped securities, all described below. The Stripped Securities in which each Portfolio will invest consist of:

     (1) debt obligations issued by the U.S. Treasury that have been stripped of their unmatured interest coupons; interest coupons that have been stripped from debt obligations issued by the U.S. Treasury; and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. government trust certificates (collectively, "Stripped Treasury Securities") (but currently not anticipated to be in excess of 55% of the Funds' assets);

     (2) other zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities");

     (3) zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities");

     (4) zero coupon securities which consist of stripped debt obligations and coupons of asset-backed securities, or other zero coupon-type securities which may exist today or may be developed in the future. These securities may be illiquid and are subject to the 10% limitation for illiquid securities, as described under Investment Restrictions.

     (5) stripped Eurodollar obligations, which are debt securities denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations ("Stripped Eurodollar Obligations").

                                     ZERO-16

                           THE TRAVELERS SERIES TRUST

                        ZERO COUPON BOND FUND PORTFOLIOS
                           (SERIES 1998, 2000, 2005)


                                                                    TIC Ed. 5-98


L-11788-Z                                                      Printed in U.S.A.

                           THE TRAVELERS SERIES TRUST

                             MFS RESEARCH PORTFOLIO


                           STRATEGIC STOCK PORTFOLIO


ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183
TELEPHONE 1-860-277-0111
--------------------------------------------------------------------------------


The Travelers Series Trust (the "Series Trust" or "Fund") is a diversified open-end management investment company (mutual fund) consisting of multiple series of shares (the "Portfolios"), each with its own investment objectives and policies. MFS Research Portfolio and Strategic Stock Portfolio are the only Portfolios of the Series Trust described in this prospectus.



Shares of the Portfolios are currently offered without a sales charge to certain separate accounts of The Travelers Insurance Company and Travelers Life and Annuity Company (collectively, "Company" or "Travelers"). The Portfolios serve as funding options for variable annuity and variable life insurance contracts issued by Travelers. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use shares of the Portfolios as funding options now or in the future.



This Prospectus concisely sets forth the information about the Series Trust and the Portfolio that you should know before investing. Please read it and retain it for future reference. Additional information about the Series Trust and the Portfolios is contained in a Statement of Additional Information ("SAI") dated May 1, 1998 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, by calling 1-860-277-0111 or by accessing the SEC's website (http://www.sec.gov).



THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                               TABLE OF CONTENTS


FUND DESCRIPTION............................................    3
FUNDAMENTAL INVESTMENT POLICIES.............................    3
MFS RESEARCH PORTFOLIO......................................    3
STRATEGIC STOCK PORTFOLIO...................................    5
PORTFOLIO TURNOVER..........................................    8
BOARD OF TRUSTEES...........................................    8
INVESTMENT ADVISER..........................................    8
FUND ADMINISTRATION.........................................    9
SECURITIES TRANSACTIONS.....................................    9
FUND EXPENSES...............................................   10
TRANSFER AGENT..............................................   10
SHARES OF THE SERIES TRUST..................................   10
NET ASSET VALUE.............................................   11
TAX STATUS..................................................   11
DIVIDENDS AND DISTRIBUTIONS.................................   12
LEGAL PROCEEDINGS...........................................   12
YEAR 2000 COMPLIANCE........................................   12
ADDITIONAL INFORMATION......................................   12
EXHIBIT A...................................................   13
EXHIBIT B...................................................   30


                                      TST-2

                                FUND DESCRIPTION
--------------------------------------------------------------------------------

The Series Trust is registered with the SEC as an open-end management investment company. The Series Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the shares of the Series Trust to be divided into two or more series related to separate portfolios of investments, and further allows the Board of Trustees to establish additional portfolios at any time.


The Series Trust is currently divided into 21 series (the "Portfolios"), each with its own investment objective and policies, all of which are diversified portfolios under the Investment Company Act of 1940, as amended ("1940 Act"). Two portfolios, as described below, are contained in this prospectus. The other Portfolios are described in a separate prospectus. While there is no assurance that a Portfolio will achieve its objective, it endeavors to do so by following its investment policies as described below.


FUNDAMENTAL INVESTMENT POLICIES

The Portfolio follows certain investment policies and adopts specific investment techniques which cannot be modified without shareholder approval. These "fundamental" investment policies are mandated by either the provisions of The Investment Company Act of 1940, as amended (the "1940 Act") or pursuant to procedures that the Board of Trustees has decided to adopt. In contrast, the Portfolio also follows certain nonfundamental investment policies. Unlike the fundamental investment policies, nonfundamental policies may be changed, subject to the approval of the Board, at the discretion of the Investment Adviser without shareholder approval. Except as noted, all of the investment policies discussed herein are nonfundamental.


                             MFS RESEARCH PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


The basic investment objective of MFS Research Portfolio is to provide long-term growth of capital and future income.


INVESTMENT POLICIES


The Portfolio's securities are selected by a committee of investment research analysts from the sub-adviser and from MFS International (U.K.) Limited. The Portfolio's assets are allocated among industries by the committee. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Portfolio's investment objective within their assigned industry responsibility.



The Portfolio's policy is to invest a substantial proportion of its assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on the selection of progressive, well-managed companies.



Other investments are allowed, including, but not limited to, those described below. The description of these techniques and the associated risks appears in Exhibit A. Subject to the investment restrictions set forth below, the MFS Research Portfolio may invest in or engage in the following:


                                      TST-3

- repurchase agreements


- American Depository Receipts


- emerging market securities (not more than 20% of the Portfolio's net assets)


- restricted securities


- securities lending (not more than 30% of the Portfolio's net assets)


- "investment grade" securities (rated Baa or better by Moody's Investor Service, Inc. ("Moody's") or BBB or better by Standard and Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch"))


- lower rated securities, commonly known as junk bonds (rated Ba or lower by Moody's or BB or lower by S&P or Fitch) or securities which the Subadviser believes to be of similar quality to these lower rated securities (not more than 30% of the Portfolio's net assets)


- warrants (not more than 5% of the Portfolio's net assets)



The investment objective and policies of the MFS Research Portfolio are not fundamental and may be changed without a vote of the majority of the outstanding voting securities of the Portfolio, as defined in the Investment Company Act of 1940 ("1940 Act"). See attached Exhibit A for a more complete description of these investment techniques.



INVESTMENT RESTRICTIONS



The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the MFS Research Portfolio, as defined in the 1940 Act. The MFS Research Portfolio may not:



 1. invest more than 5% of its total assets, computed at market value, in the securities of any one issuer (excluding U.S. Government Securities);


 2. invest in more than 10% of any class of securities of any one issuer;


 3. invest more than 5% of the value of its total assets in companies which, including predecessors, have been in operation for less than three years;


 4. borrow amounts in excess of 5% of its gross assets (taken at the lower of cost or market value), and then only as a temporary measure for extraordinary or emergency purposes;


 5. pledge, mortgage or hypothecate an amount of assets which (taken at market value) exceeds 15% of its gross assets (taken at the lower of cost or market value);


 6. underwrite securities, issued by other persons except insofar as the Portfolio may technically be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act") in selling a portfolio security;


 7. purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes as described above;


 8. invest for the primary purpose of control or management;


 9. make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions;


10. make loans, except that the MFS Research Portfolio may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Portfolio's investment objective and policies;


11. invest more than 25% of its total assets in the securities of issuers in any single industry;


12. purchase the securities of any other investment company, or investment trust, except in the open market and at customary brokerage rates, provided however, that the Portfolio shall not purchase such securities if the purchase would cause more than 10% of the Portfolio's total assets (taken at market value) to be invested in the securities of such issuer, and provided that the Portfolio shall not purchase securities issued by any open-end investment company;


                                      TST-4

13. sell any security which the Portfolio does not own unless, at the time of sale, the Portfolio owns other securities which give it the right to obtain securities without further payment and provided that, if such right is conditional, the sale is made upon the same conditions.



14. purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities; or



15. invest in securities which are subject to legal or contractual restrictions on resale, or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security if more than 10% of the Portfolio's assets (taken at market value) would be invested in such illiquid securities.



The MFS Research Portfolio is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of TAMIC have a substantial interest.



RISK FACTORS



LOWER RATED FIXED INCOME SECURITIES: These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of the security).



FOREIGN SECURITIES: Risks include changes in currency rates, exchange control regulations, governmental administrative or economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between currencies. Risks may also include limited information about issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the U.S.



EMERGING MARKETS: The risks of investing in foreign securities may be intensified in the case of investment in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than those of comparable domestic issuers. Investment in emerging markets may be subject to delays in settlement, resulting in periods when a portion of the Portfolio's assets is uninvested and no return is earned thereon. Certain markets may require payment for securities before delivery, and in such markets the Portfolio bears the risk that the securities will not be delivered and that the payment will not be returned.





                           STRATEGIC STOCK PORTFOLIO

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE



The investment objective of the Strategic Stock Portfolio is to provide investors with an above-average total return through a combination of potential capital appreciation and dividend income.



INVESTMENT POLICIES



The Portfolio attempts to achieve its investment objective by investing primarily in a portfolio of actively traded equity securities comprised of (i) high dividend yield stocks periodically selected from the companies included in the Dow Jones Industrial Average (the "DJIA") and (ii) high dividend yield stocks periodically selected from a pre-screened subset of the companies included in the Standard & Poor's 100 Stock Index (the "S&P 100").


                                      TST-5

The Strategic Stock Portfolio invests primarily in dividend paying equity securities of companies included in the DJIA or in the S&P 100. The Portfolio is not designed to parallel or correlate with, nor is the share price expected to parallel or correlate with any movements in the DJIA or the S&P 100. The Portfolio will initially invest approximately equally in 20 securities identified by the Subadviser according to the Strategic Selection Policies listed below.



The "STRATEGIC SELECTION POLICIES." A security's dividend yield is a primary factor in the security selection process. "Dividend yield" is calculated for each security by annualizing the last quarterly or semiannual ordinary dividend declared on each security and dividing the result by the security's closing sale price on the applicable date. This yield is historical and there can be no assurance that any dividends will be declared or paid in the future. The ten highest dividend yielding securities in the DJIA will be identified for investment. In addition, the Subadviser will identify the ten highest dividend yielding securities in the S&P 100 for investment after excluding the securities comprising the DJIA. The 20 securities so identified (the "Strategic Securities") will represent the Portfolio's initial investment.



Periodically, the Subadviser will employ the same Strategic Selection Policies to identify a new list of 20 Strategic Securities. The Subadviser will review and rebalance a portion of all of the Portfolio's assets as to invest that portion of the Portfolio's assets approximately equally in the new list of 20 Strategic Securities. In this manner, the Subadviser expects that, beginning with the reevaluation in month thirteen, each security in the Portfolio will be reviewed and rebalanced approximately annually, although reviews and adjustments may be made more frequently.



Application of the Strategic Selection Policies will be subject to and limited by certain of the Portfolio's other investment policies and restrictions. This includes restrictions and limitations required for the Portfolio to maintain its status as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and those required by the Investment Company Act of 1940, as amended (such as investment diversification requirements and industry concentration limitations). Although each new list of Strategic Securities will include only 20 securities, the Subadviser expects that the number of securities held by the Portfolio will over time increase and that the Portfolio may eventually hold 40 or more different securities since only a portion of the Portfolio's assets may be reviewed and adjusted at any given time. The Portfolio ordinarily will not sell securities or reevaluate its portfolio investments except as periodically determined by the Subadviser. As a result, the adverse financial condition of a company will not result in its elimination from the Portfolio, except under extraordinary circumstances.



The Subadviser intends to maintain the ratio of shares of Strategic Securities by purchasing and/or selling approximately proportionate amounts of securities from the Portfolio in response to purchases made or redemptions requested.



Other investments are allowed, including, but not limited to, those described below. Subject to the investment restrictions set forth below, the Strategic Stock Portfolio may invest in or engage in the following:



- up to 5% of its total assets in the aggregate initial margin and premiums required to establish positions in options on equity securities indices, futures contracts on such indices and options on such futures contracts, after taking into account unrealized profits and unrealized losses on such contracts, for both hedging purposes and in an attempt to enhance gain



- up to 5% of its total assets in securities of other registered investment companies that seek to provide investment results that generally correspond to the performance of securities included in one or more broad market indices



- pending investment and for temporary defensive purposes the Portfolio may invest without limit in short-term, high quality fixed income securities and in money-market instruments.



The Portfolio follows a "buy and hold" strategy. The Portfolio may at times acquire securities of companies that the market and the Subadviser believe are more susceptible to financial difficulty and


                                      TST-6
corresponding adverse market performance than are other companies with securities included in the DJIA or in the S&P 100. Except to raise cash for operational purposes, the Portfolio ordinarily will not sell securities or reevaluate its portfolio investments except as periodically determined by the Subadviser. Only a portion of the Portfolio's assets may be reviewed and adjusted for any given period. As a result, although the Portfolio may dispose of a security in certain events (e.g., defaulting on payments; a decline in the security's price), a company's adverse financial condition will not result in its elimination from the Portfolio prior to scheduled review except under extraordinary circumstances. Similarly, securities held in the Portfolio ordinarily will not be sold by the Portfolio for the purpose of taking advantage of market fluctuations or changes in anticipated rate of appreciation.



RISK FACTORS



Risk factors associated with an investment in the Portfolio include the possible deterioration of either the financial condition of the issuers or the general condition of the stock market, and general price volatility. The relatively high dividend yield (calculated based on the current stock price and the annualized most recent dividend payment amount) of certain securities that the Portfolio will acquire may reflect the market's assessment of the risk that the company may reduce or eliminate the dividend in the current period or in the future, or otherwise reflect the market's unfavorable assessment of the company's performance outlook. The Subadviser generally will not take these considerations into account in implementing the Strategic Selection Policies.



Use of options, futures contracts and related options may include additional risks. Investment in securities of other investment companies will subject the Portfolio to additional and potentially duplicate costs and expenses, including investment management fees charged by such registered investment companies. See Exhibit A, Investment Techniques at a Glance and Description of Certain Types of Investment for more information regarding risk factors.



INVESTMENT RESTRICTIONS



The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio as defined in the 1940 Act. The Portfolio may not:



 1. invest 25% or more of its total assets in any one industry;



 2. borrow amounts in excess of 33 1/3% of its gross assets (taken at the lower of cost or market value), except that as a temporary measure for extraordinary or emergency purposes, the portfolio may borrow up to 5% more;



 3. issue senior securities;



 4. make loans, except that the Portfolios may purchase debt securities, may enter into repurchase agreements, and may lend its securities;



 5. underwrite the securities of other issuers, except insofar as the Portfolio may technically be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act") in the disposition of a portfolio security;



 6. invest for the primary purpose of control or management;



 7. purchase real estate or interests in real estate, other than securities secured by real estate, participation therein or real estate investment trusts and similar instruments;



 8. purchase or sell commodities or commodities contracts except for hedging purposes;



 9. make any short sales of securities, except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Portfolio's total assets and the Portfolio's aggregate short sales of a particular class of an issuer's securities to not exceed 25% of the then outstanding securities of that class of the issuer's securities; or


                                      TST-7

10. purchase any security (other than U.S. obligations) such that (a) more than 25% of the Portfolio's total assets would be invested in securities of a single issuer or (b) as to 75% of the Portfolio's total assets (i) more than 5% of the Portfolio's total assets would be then invested in securities of a single issuer or (ii) the Portfolio would own more than 10% of the voting securities of a single issuer.



Note: The S&P 100 Stock Index is the property of Standard & Poors (S&P). The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. has not granted to the Strategic Stock Portfolio a license to use the DJIA. Neither S&P nor Dow Jones & Company, Inc. has participated in any way in the creation of the Strategic Stock Portfolio or in the selection of the stocks included in such Portfolio and neither has approved any information herein relating thereto.


                               PORTFOLIO TURNOVER
--------------------------------------------------------------------------------


Although the Portfolios do not intend to invest for the purpose of seeking short-term profits, securities held by the Portfolios will be sold whenever the Portfolios' investment adviser or Subadviser believes it is appropriate to do so in light of the Portfolios' investment objective, without regard to the length of time a particular security may have been held. The MFS Research portfolio turnover rate is anticipated to be approximately 85% for 1998. The Strategic Stock Portfolio's portfolio turnover rate is expected to be 100%.



                               BOARD OF TRUSTEES

--------------------------------------------------------------------------------


Under Massachusetts law, the Series Trust's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Series Trust. Subject to the provisions of the Declaration of Trust, the business and affairs of the Series Trust shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.



                               INVESTMENT ADVISER

--------------------------------------------------------------------------------


TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group, Inc., and its principal offices are located at One Tower Square, Hartford, Connecticut, 06183. In addition to providing investment advice to the Portfolio, TAMIC also acts as investment adviser for other investment companies used to fund variable insurance products. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts and non-affiliated insurance companies.



INVESTMENT ADVISER: TAMIC



Under its Investment Advisory Agreement with the Trust, TAMIC is paid an amount equivalent on an annual basis to 0.80% of the average daily net assets of the MFS Research Portfolio, and for the Strategic Stock Portfolio, 0.60% of the Portfolio's average daily net assets. The fee is computed daily and paid monthly.


                                      TST-8

SUBADVISER: MFS RESEARCH PORTFOLIO
PORTFOLIO MANAGER



The subadviser to the Portfolio is Massachusetts Financial Services Company, a registered investment adviser that, along with its predecessor organizations has provided investment advisory services since 1924. Its principal offices are located at 500 Boylston St., Boston, Massachusetts. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., a wholly owned subsidiary of Sun Life Assurance Company of Canada. MFS also acts as investment adviser or subadviser for other investment companies used to fund variable products.



For its investment subsidiary services, MFS receives a fee from TAMIC equal, on an annual basis, to 0.375% of the MFS Research Portfolio's average daily net assets. MFS Research Portfolio is managed by a committee of various equity research analysts employed by MFS.



STRATEGIC STOCK PORTFOLIO
SUBADVISER: TIMCO



TIMCO, located at One Tower Square, Hartford, CT 06183-2030 serves as the Portfolio's investment subadviser. The Subadviser, a registered investment adviser since 1971, has been in the investment counseling business since 1967 and renders investment advice to a number of institutional accounts as well as various registered investment companies and insurance company separate accounts that had total assets under management as of December 31, 1997 in excess of $2 billion. Subject to the supervision and direction of the Fund's Board of Trustees, the Subadviser manages the Portfolio in accordance with the Portfolio's stated investment objective and policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Portfolio.



TAMIC pays TIMCO a subadvisory fee of 0.20% of the Strategic Stock Portfolio's average daily net assets pursuant to an advisory agreement entered into by the subadviser and TAMIC.



Sandip Bhagat, president and chief executive officer, of TIMCO is primarily responsible for the day-to-day operations of the Portfolio, including making all investment decisions.



                              FUND ADMINISTRATION

--------------------------------------------------------------------------------


The Series Trust, on behalf of the MFS Research Portfolio and Strategic Stock Portfolio entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the Portfolios at an annualized rate of .06% of the daily net assets of each Portfolio. The Travelers Insurance Company at its expense may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.


                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, the Investment Adviser selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Portfolio, the Investment Adviser may follow a policy of considering as a factor the number of shares of a Portfolio sold by such broker-dealers. In addition, broker-dealers may from time to time be affiliated with the Series Trust, the investment advisers or their affiliates.

The Portfolio may pay higher commissions to broker-dealers which provide research services. The Investment Adviser may use these services in advising the Portfolio, as well as in advising their other clients.
                                      TST-9

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, the other principal expenses of the Series Trust and the Portfolios include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Series Trust or the Board of Trustees; the compensation for the unaffiliated members of the Board of Trustees; the costs of printing and mailing the Series Trust's prospectus, proxy solicitation materials, and annual, semiannual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Series Trust and its shares under federal and state securities laws. Higher portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolios, as well as additional gains and/or losses to shareholders.


Pursuant to a Management Agreement originally executed on May 1, 1993 (and its subsequent amendments) between the Series Trust and the Company, the Company agreed to reimburse the Series Trust for the amount by which the Portfolio's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed a percent of the Portfolio's average net assets for any fiscal year. For MFS Research Portfolio, the percent is 1.00%; for Strategic Stock Portfolio, the percent is .90%. This agreement will remain in effect until terminated by either party upon sixty days' notice.


                                 TRANSFER AGENT
--------------------------------------------------------------------------------

First Data Investor Services Group, Inc., Exchange Place, Boston, MA 02109 serves as the Series Trust's transfer agent and dividend disbursing agent.

                           SHARES OF THE SERIES TRUST
--------------------------------------------------------------------------------


The Series Trust currently issues one class of shares divided into 21 separate series. Under the Declaration of Trust, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Series Trust. All shares of each series of the Series Trust have equal voting, dividend and liquidation rights. When issued and paid for, the shares will be fully paid and nonassessable by the Series Trust and will have no preference, conversion, exchange or preemptive rights.


Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in fundamental investment restrictions, but shares of all series vote together in the election of Trustees and the selection of accountants. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Shares of the Series Trust are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company. Shares are not sold to the general public. The Trust reserves the right to reject any purchase request. Shares of the Series Trust are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Series Trust's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

Under Massachusetts law, it is possible that a shareholder of any series may be held personally liable for a Portfolio's obligations. However, the Series Trust's Declaration of Trust provides that sharehold-
                                     TST-10
ers shall not be subject to any personal liability for the Series Trust's obligations and provides indemnification from Series Trust assets for any shareholder held personally liable for the Series Trust's obligations. Disclaimers of such liability are included in each agreement entered into by the Series Trust or its Portfolios.

Although the Series Trust is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Series Trust's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Series Trust due to differences in tax treatment, management of the Trust's investments, or other considerations. The Series Trust's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

                                NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value of a Portfolio share is computed as of the close of trading on each day on which the New York Stock Exchange is open for trading, except on days when changes in the value of the Portfolio's securities do not affect the current net asset value of its shares. The net asset value per share is arrived at by determining the value of the Portfolio's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Portfolio values short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. All other investments are valued at market value, or where market quotations are not readily available, at fair value as determined in good faith by the Series Trust's Board of Trustees or by a committee appointed by the Trustees. The procedure set forth above need not be used to determine the value of the securities owned by a portfolio if, in the opinion of the Trustees or the committee appointed by the Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded off an exchange) would more accurately reflect the fair market value of such securities.

Full and fractional shares of the Portfolio may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt by the Portfolio of a proper redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Portfolio's securities between purchase and redemption.

The Portfolio computes the redemption value at the close of the New York Stock Exchange ("Exchange") at the end of the day on which they have received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.


The Series Trust or a Portfolio may temporarily suspend the right to redeem their shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.


                                   TAX STATUS
--------------------------------------------------------------------------------

The Series Trust and its Portfolios have qualified and intend to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. A Portfolio

                                     TST-11
qualifies if, among other things, it distributes to its shareholders at least 90% of its investment company taxable income during each fiscal year.

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Capital gains and dividends are distributed in cash or reinvested in additional shares of a Portfolio without a sales charge. Although purchasers of variable contracts are not currently subject to federal income taxes on distributions made by the Portfolios, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


There are no pending material legal proceedings affecting the Series Trust or the Portfolios.



                              YEAR 2000 COMPLIANCE

--------------------------------------------------------------------------------


Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and results of operations of a company; investment advisor; separate account and/or a mutual fund could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.



Travelers Life and Annuity and its affiliates have investigated the nature and extent of the work required for computer systems to process beyond the turn of the century, and have made progress toward achieving this goal, including upgrading and/or replacing existing systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Series Trust.


                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                     TST-12

                                   EXHIBIT A
--------------------------------------------------------------------------------

                       INVESTMENT TECHNIQUES AT A GLANCE


The following types of investments and investment techniques are available to the Portfolios. Please refer to the investment objective and policies of the Portfolio for a list of available investments.



                                                                        STRATEGIC
                                                                MFS       STOCK
                    INVESTMENT TECHNIQUE                      RESEARCH  PORTFOLIO
---------------------------------------------------------------------------------
Short-Term Money Market Instruments                              X          X
---------------------------------------------------------------------------------
Bankers Acceptances                                              X          X
---------------------------------------------------------------------------------
Certificates of Deposit                                          X          X
---------------------------------------------------------------------------------
U.S. Government Obligations                                      X          X
---------------------------------------------------------------------------------
Equity Securities                                                X          X
---------------------------------------------------------------------------------
Debt Securities                                                  X          X
---------------------------------------------------------------------------------
Floating & Variable Rate Instruments                             X          X
---------------------------------------------------------------------------------
Variable Amount Master Demand Notes                              X          X
---------------------------------------------------------------------------------
Repurchase Agreements                                            X          X
---------------------------------------------------------------------------------
Reverse Repurchase Agreements                                    X          X
---------------------------------------------------------------------------------
When-Issued Securities                                           X
---------------------------------------------------------------------------------
Futures Contracts                                                X          X
---------------------------------------------------------------------------------
Commercial Paper                                                 X          X
---------------------------------------------------------------------------------
Writing Covered Call Options
---------------------------------------------------------------------------------
Buying Put and Call Options
---------------------------------------------------------------------------------
Options on Stock Indices                                                    X
---------------------------------------------------------------------------------
Index Futures Contracts                                          X          X
---------------------------------------------------------------------------------
Options on Index Futures Contracts                                          X
---------------------------------------------------------------------------------
Forward Contracts on Foreign Currency
---------------------------------------------------------------------------------
Options on Foreign Currencies
---------------------------------------------------------------------------------
Foreign Securities                                               X
---------------------------------------------------------------------------------
American Depository Receipts                                     X
---------------------------------------------------------------------------------
Emerging Market Securities                                       X
---------------------------------------------------------------------------------
Lending Portfolio Securities                                     X          X
---------------------------------------------------------------------------------
Temporary Bank Borrowing                                         X          X
---------------------------------------------------------------------------------
Letters of Credit                                                X          X
---------------------------------------------------------------------------------
Investment in Unseasoned Companies                               X
---------------------------------------------------------------------------------
Real Estate-Related Instruments                                  X          X
---------------------------------------------------------------------------------
Corporate Asset-Backed Securities                                X
---------------------------------------------------------------------------------
Asset-Backed Mortgage Securities
---------------------------------------------------------------------------------
Loan Participations
---------------------------------------------------------------------------------
Other Direct Indebtedness
---------------------------------------------------------------------------------
Investment Company Securities                                    X          X
---------------------------------------------------------------------------------
Affiliated Bank Transactions
---------------------------------------------------------------------------------
Indexed Securities
---------------------------------------------------------------------------------
Short Sales "Against the Box"
---------------------------------------------------------------------------------
Swap Agreements
---------------------------------------------------------------------------------
Convertible Securities                                           X
---------------------------------------------------------------------------------
Restricted or Illiquid Securities                                X
---------------------------------------------------------------------------------


                                               (C) 1998 Travelers Life & Annuity

                                     TST-13

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND

               INVESTMENT TECHNIQUES AVAILABLE TO THE PORTFOLIOS

The following types of investments and investment techniques are available to the Portfolios as set forth herein or in the prospectus. Please refer to the investment objective and policies of each Portfolio for a list of available investments.

CASH INSTRUMENTS

The Portfolios may invest temporarily in cash and cash items during times of unusual market conditions for defensive purposes and to maintain liquidity. Cash items may include, but are not limited to, obligations such as: commercial paper (generally lower-rated); short-term notes; obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities (see "U.S. Government Obligations" below).

SHORT-TERM MONEY MARKET INSTRUMENTS

Certain Portfolios, may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments may include (i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's or, if not rated, determined by the Investment Subadviser to be of comparable quality to those rated obligations which may be purchased by the Portfolios.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the FDIC).

BANKERS' ACCEPTANCES


Bankers' Acceptances are short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted " by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.


U.S. GOVERNMENT OBLIGATIONS

All of the Portfolios may invest in direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by the full faith and credit of the U.S. Treasury.

                                     TST-14

Certain Portfolios may also invest in U.S. Government obligations which may not always receive financial support from the U.S. government including obligations of the: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.

EQUITY SECURITIES

By definition, equity securities include common stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Certain Portfolios may invest in debt obligations which involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

DEBT SECURITIES

Additionally, the Portfolios' investments may be made in bonds and other debt instruments used by issuers to borrow money from investors. Debt instruments involve the promise, by the issuer of the instrument to pay the investor a fixed or variable rate of interest. Such repayment will occur at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial condition of issuers.

Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. Certain of the Portfolios may be permitted to invest in such lower-quality debt securities.

If market quotations are unavailable, lower-quality debt securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Adverse publicity and changing investor perceptions may effect the ability of outside pricing services to value lower-quality debt securities, and the Portfolios' ability to dispose of those securities.

FLOATING AND VARIABLE RATE INSTRUMENTS

Obligations that have a floating or variable rate of interest bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Portfolio limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The Investment Subadviser monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Portfolio's right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Portfolio elects to demand payment and the date payment is due, such events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in

                                     TST-15
book entry form at a bank other than the Portfolio's custodian, subject to a subcustodian agreement approved by the Portfolio between that bank and the Portfolio's custodian.

The floating and variable rate obligations that the Portfolio may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives the Portfolio an undivided interest in the underlying obligations in the proportion that the Portfolio's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Investment adviser and Subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Portfolios will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the Investment adviser or Subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The investment adviser and Subadviser intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities and or other securities to a Portfolio and each agrees at the time of the sale to repurchase the securities at a mutually agreed upon time and price. Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties (e.g., banks or broker-dealers meeting the investment advisor's credit quality standards as presenting minimal risk of default). Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In any repurchase agreement, the risk that the original seller does not repurchase the securities as called for in the repurchase agreement exists. A Portfolio could receive less than the repurchase price on any sale of such securities. Additionally, if the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, a Portfolio's right to liquidate the securities may be restricted (during which time the value of the securities could decline). The Investment Adviser and Subadviser, however, each believe that under the regular procedures normally in effect for custody of the Portfolio's securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Portfolio and allow retention or disposition of such securities.

Each of the Portfolios may adopt rules concerning the collateralization of repurchase agreements so long as the repurchase agreement is collateralized fully.

                                     TST-16

The Portfolios will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the particular Portfolio's adviser to be creditworthy pursuant to guidelines established for the Portfolio.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

The Portfolio or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.

REVERSE REPURCHASE AGREEMENTS

A reverse repurchase agreement transaction is similar to borrowing cash. In a reverse repurchase agreement the Portfolio transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Portfolio to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Portfolio will be able to avoid selling portfolio instruments at a disadvantageous time.

The Portfolios will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the Subadviser. Such transactions may increase fluctuations in the Portfolio's yield or in the market value of its assets.

When effecting reverse repurchase agreements, liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Portfolio may restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

WHEN-ISSUED SECURITIES

Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. Transactions of this type are arrangements in which the particular Portfolio purchases securities with payment and delivery scheduled for a future time. Their purpose is to help to ensure the availability of suitable securities.

The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Such commitment to purchase may be viewed as a senior security, and generally will be marked to market and reflected in the Portfolio's Accumulation Unit Value daily from the commitment date. Delivery and payment may be at a future date beyond customary settlement time.

While it is the intention of each Portfolio to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. For example, a Portfolio does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, the Portfolio will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

When-issued securities will be purchased when the Investment Adviser or Subadviser believes that purchasing securities in this manner will be advantageous. This practice, however does include certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, an affected Portfolio would endure a loss (or gain) equal to the price

                                     TST-17
appreciation (or depreciation) in value from the commitment date. Further, such failure to complete a transaction may cause the affected Portfolio to miss other opportunities.

To guard against such risks, the Investment Adviser and Subadviser employ a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

It is expected that, under normal circumstances, the Portfolios will take delivery of such securities. In general, the Portfolios do not pay for the securities until received and the Portfolios do not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Portfolios will establish a segregated account consisting of liquid assets equal to the amount of the commitments to purchase when-issued securities.

A Portfolio may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Portfolio may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Portfolio may realize short-term profits or losses upon the sale of such commitments.

FUTURES CONTRACTS

Certain Portfolios may use exchange-traded financial futures for various purposes including contracts as a hedge to protect against changes in interest rates or stock prices. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position. At no time will any Portfolios' futures trading transactions be employed for speculative purposes.

Stock index futures may be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

When a futures contract is purchased, the Portfolios will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.

Positions taken in the futures market are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the debt security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if less, a loss. While futures positions taken by the Portfolios will usually be liquidated in this manner, the Portfolios may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must be taken into account. There can be no assurance that the Portfolios will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

                                     TST-18

All interest rate and stock index futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolios will enter into futures contracts for hedging purposes only, i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC. The Portfolios will further seek to assure that fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, or for other risk reduction strategies, though there can be no assurance the expected result will always be achieved.

TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS: Several of the Portfolios, may enter into transactions in options, futures and forward contracts on a variety of instruments and indices, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and (subject to applicable law) to increase a Portfolio's gross income to adjust investment exposure.

SPECIAL RISKS RELATING TO FUTURES CONTRACTS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Portfolios may benefit from the use of such futures, changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolios than if they had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolios may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any Portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the Portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close future contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. The Investment Adviser and Subadvisers believe that over time the value of the investments of the Portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

BUYING PUT AND CALL OPTIONS

Certain Portfolios may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Portfolios may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Portfolios, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate

                                     TST-19
that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Portfolios will pay a premium in exchange for the right to purchase (call) or sell (put) a specific par value of a fixed income or equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, a Portfolio's risk is limited to the option premium paid and the risk of depreciation in value of securities on which it has written call options. By writing a call option on a security, however, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call.

The Portfolios may sell the put and call options prior to their expiration and thereby realize a gain or loss. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Liquid securities sufficient to fulfill a call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

If a Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Portfolio's position, the option may be exercised and the Portfolio will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. MFS Portfolio may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

The Portfolios that engage in buying put and call options may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that such Portfolio wants to purchase at a later date. In the event that the expected market fluctuations occur, the Portfolio may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Portfolio.

In certain instances, the Portfolio may enter into options on Treasury securities which may be referred to as "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

OPTIONS ON STOCK INDICES -- Certain Portfolios may write options on stock indices for the purpose of increasing gross income and to protect against declines in the value of securities they own or increases in the value of securities to be acquired. When such Portfolios write an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Portfolio will either close out the option at a profit or allow it to expire unexercised. The Portfolio writing the covered call or put option will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such

                                     TST-20
fluctuations will be offset only to the extent of the premium received by the Portfolio for the writing of the option, less related transaction costs. In addition if the value of an underlying index moves adversely to the Portfolios' option position, the option may be exercised, and the Portfolios will experience a loss which may only be partially offset by the amount of the premium received.

INDEX FUTURES CONTRACTS

FUTURES CONTRACTS -- (Index Futures). Portfolios will utilize Index Futures for hedging and non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes are used to attempt to protect a Portfolio's current or intended stock investments from broad fluctuations in stock prices. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates or a rise in the dollar value of foreign currencies, may be offset, in whole or part, by gains on Index Futures contracts purchased by a Portfolio. A Portfolio will incur brokerage fees when it purchases and sells Index Futures contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON INDEX FUTURES CONTRACTS -- The purchase of and writing of options on stock index futures contracts will be used for hedging and non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by the Portfolios in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on futures contracts may present less risk in hedging the portfolios of the Portfolios than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Portfolios may suffer a loss on the transaction.

FORWARD CONTRACTS ON FOREIGN CURRENCY -- Certain Portfolios may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). A Portfolio will enter into Forward Contracts for hedging and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates. Transactions in Forward Contracts entered into for hedging purposes may include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. The Portfolios may also enter into Forward Contracts for "cross hedging" purposes, e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. By entering into such transactions, however, the Portfolios may be required to forgo the benefits of advantageous changes in exchange rates. The Portfolios may also enter into transactions in Forward Contracts for other than hedging purposes. For example, if the Subadviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Portfolios may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Portfolios will realize profits which will increase its gross income. Such transactions, however, may be considered speculative and could involve significant risk of loss, as set forth below. The Portfolios have established procedures, which require the use of segregated assets or "cover" in connection with the purchase and sale of such Contracts.

Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments,

                                     TST-21
and their use involves certain risks beyond those associated with transactions in the Futures and Options contracts described above.


OPTIONS ON FOREIGN CURRENCIES -- Some Portfolios may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities, and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolios could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.


WRITING COVERED CALL OPTIONS

By writing (i.e., selling) a call option, a Portfolio becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. Purchases of puts or sales of calls are intended to protect against price movements in particular securities in a Portfolio's portfolio. Sales of calls may also generate income. The Portfolios receive a premium from writing a call option which they retain whether or not the option is exercised.

Certain risks exist in this practice. By writing a call option, a Portfolio might lose the potential for gain on the underlying security while the option is open. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the Portfolio's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Portfolio's ability to effectively hedge.

The Portfolios may only write "covered" call options. This means that as long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, a Portfolio might own substantially similar U.S. Treasury bills.

Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Portfolio's ability to use such options to achieve its investment objectives.

RESTRICTED AND ILLIQUID SECURITIES

Certain Portfolios may purchase and sell securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). Sale of this type of security is typically restricted under the federal securities laws. The above mentioned Portfolios may also purchase and sell securities that are subject to transfer restrictions, and may therefore be illiquid.

Some restricted securities may be "illiquid" because sale of these securities may be difficult and the Portfolio engaging in trading of illiquid securities may not be able to sell them (or sell them at fair market value) when the investment adviser or Subadviser believes it is desirable to do so.

                                     TST-22

Accordingly such sales may be made at less than fair market value or may not be able to sell them when the investment adviser believes it is desirable to do so.

The Portfolios currently limit the amount of net assets that may be invested in illiquid securities to 15% of their respective Portfolio's net assets.

Securities may be illiquid securities for different reasons including, among others, (i)absence of a readily available market or legal or contractual restrictions on resale; and (ii) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid securities for this purpose.


Each Subadviser will monitor the liquidity of such restricted securities. This monitoring process will involve a continuing review of the trading markets for the specific Rule 144A security, whether such security is illiquid and thus subject to the particular Portfolio's limitation on investing its net assets in illiquid investments. In monitoring a restricted security, the Investment Adviser or Subadviser will review the current value of the security based on currently available information. The Subadviser, however, will retain sufficient oversight and be ultimately responsible for the determinations.


Subject to the limitation on investments in illiquid investments, the Portfolios may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, a Portfolio might not be able to sell these securities when the Subadviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, the judgment of the Subadviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

COMMERCIAL PAPER

Additionally, certain Portfolios may engage in trading of commercial paper which is illiquid. The limitation for illiquid securities are not applicable to commercial paper issued under Section 4(2) of the Securities Act of 1933. As a matter of investment practice, which may be changed without shareholder approval, the Federated Portfolios will limit investments in illiquid securities, including certain restricted securities not determined by the Subadviser to be liquid, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of net assets.

These Portfolios may also invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Portfolio, who agree that it is purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be pursuant to an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Portfolio through or with the assistance of the issuer or the investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. These Portfolios believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Portfolios' Subadviser are quite liquid. The Portfolios may, therefore, treat the restricted securities which meet the criteria for liquidity established by the Subadviser, including Section 4(2) commercial paper, as determined by the Subadviser of the Portfolio, as liquid and not subject to the investment limitation applicable to illiquid securities.

FOREIGN SECURITIES AND AMERICAN DEPOSITORY RECEIPTS

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the United States.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, changes in currency rates, generally higher brokerage or commission rates on foreign trades, the possibility of expropriation or confiscatory taxation, adverse changes

                                     TST-23
in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential difficulties in enforcing contractual relationships, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by a Portfolio will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, foreign securities are subject to less supervision and there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company of government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Certain restrictions may apply concerning the amount of a Portfolio's net assets which may be invested in foreign securities.

The Portfolios may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Subadviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

AMERICAN DEPOSITORY RECEIPTS

As noted above, ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Subadviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities described above.

EMERGING MARKET SECURITIES


Some Portfolios may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Subadviser to be an emerging market as defined above. Additionally, the Portfolios may invest in securities of: (i) companies for which the principal securities trading market is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries; or (iv) companies traded in any market that derives 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market.


The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement

                                     TST-24
problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio. Emerging nations may suffer from extreme and volatile debt burdens or inflation rates. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Portfolio.

LENDING PORTFOLIO SECURITIES

The Portfolios are each authorized to lend their portfolio securities to brokers, dealers and other financial organizations. The purpose of this lending activity is to generate additional income. The primary risk associated with lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.

As with any securities lending, a risk exists that when the Portfolio lends portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action.

Each of the Portfolios engaging in securities lending will follow certain guidelines in determining whether a particular potential securities borrower is appropriate.

In determining whether to lend a security to a particular broker, dealer or financial institution, the Investment Subadviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. A Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Portfolio may receive as collateral will not become part of the Portfolio's investment Portfolio at the time of the loan and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Portfolio any accrued income on those securities and the Portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. The Portfolio will not lend securities having a value that exceeds 10% of the current value of its total assets. Loans of securities will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

TEMPORARY BANK BORROWING

All of the Portfolios may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

LETTERS OF CREDIT

Certain Portfolios may also engage in trades of municipal obligations, certificates of participation therein, commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event

                                     TST-25
of default by an issuer. Only banks the securities of which, in the opinion of the Investment Subadviser, are of investment quality comparable to other permitted investments of the Portfolio may be used for letter of credit-backed investment.

INVESTMENT IN UNSEASONED COMPANIES

Certain Portfolios may also invest Portfolio assets in securities of companies that have operated for less than three years, including the operations of predecessors. The Portfolios have undertaken that they will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

REAL ESTATE-RELATED INSTRUMENTS

Some Portfolios may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

CORPORATE ASSET-BACKED SECURITIES

Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

ASSET-BACKED MORTGAGE SECURITIES

Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

By purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

Some Portfolios may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by these Portfolios may involve revolving credit facilities or other standby financing commitments which obligate the Portfolios to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on

                                     TST-26
transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolios may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

INVESTMENT COMPANY SECURITIES

Generally, the Portfolios may purchase and sell securities of open and closed-end investment companies.

AFFILIATED BANK TRANSACTIONS

Certain Portfolios may engage in transactions with financial institutions that are, or may be considered to be "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits): municipal securities, U. S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. The Board of Trustees and the Subadvisers of Portfolios engaged in affiliated bank transactions have established and will periodically review procedures applicable to transactions involving affiliated financial institutions.

INDEXED SECURITIES

Certain Portfolios may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting, in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency, Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

SHORT SALES "AGAINST THE BOX"

Some Portfolios may enter into a short sale against the box. If a Portfolio decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

SWAP AGREEMENTS

Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may

                                     TST-27
increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Portfolio is not limited to any particular form of swap agreement if the Subadviser determines it is consistent with the fund's investment objective and policies.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each Portfolio expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Each Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

CONVERTIBLE SECURITIES


Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security hold, such as DECS-(Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS-(Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS-(Preferred Equity Redeemable Stock (an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES-(Preferred Redeemable Increased Dividend Securities (which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).


Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. The Portfolios do not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held by a Portfolio. Therefore, a Portfolio invests in convertible securities irrespective of their ratings. This

                                     TST-28
could result in a Portfolio purchasing and holding, without limit, convertible securities rated below investment grade by as NRSRO or in a Portfolio holding such securities where they have a acquired below-investment-grade rating after a Portfolio has purchased it.

                                     TST-29

                                   EXHIBIT B
--------------------------------------------------------------------------------

A. DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds rated A possess many favorable investment attributes are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment sometime in the future.

Baa -- Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.


Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market short-comings.


C -- Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

B. DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issued only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                     TST-30

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.


BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.


B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC -- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                     TST-31

                           THE TRAVELERS SERIES TRUST


L-11788-MS                                                                  5/98

                           THE TRAVELERS SERIES TRUST

                           CONVERTIBLE BOND PORTFOLIO
                        TRAVELERS QUALITY BOND PORTFOLIO
                      LAZARD INTERNATIONAL STOCK PORTFOLIO
                         MFS EMERGING GROWTH PORTFOLIO
                          MFS MID CAP GROWTH PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                           FEDERATED STOCK PORTFOLIO
                              LARGE CAP PORTFOLIO
                            EQUITY INCOME PORTFOLIO
                      DISCIPLINED MID CAP STOCK PORTFOLIO
                     DISCIPLINED SMALL CAP STOCK PORTFOLIO


ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183
TELEPHONE 1-860-277-0111
--------------------------------------------------------------------------------


The Travelers Series Trust (the "Series Trust" or "Fund") is a diversified open-end management investment company (mutual fund) consisting of multiple series of shares (the "Portfolios"), each with its own investment objectives and policies. Eleven of the Portfolios as listed above are described in this prospectus. The other Travelers Series Trust portfolios are described in other prospectuses. All Portfolios described in this prospectus may not be available under all variable contracts. Shares of the Portfolios are currently offered without a sales charge to certain separate accounts of The Travelers Insurance Company and Travelers Life and Annuity Company (collectively "Company" or "Travelers"). The Portfolios serve as funding options for variable annuity and variable life insurance contracts issued by Travelers. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use shares of the Portfolios as funding options now or in the future.



This Prospectus concisely sets forth the information about the Series Trust and the Portfolios that you should know before investing. Please read it and retain it for future reference. Additional information about the Series Trust and the Portfolios is contained in a Statement of Additional Information ("SAI") dated May 1, 1998 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, by calling 860-277-0111 or by accessing the SEC's website (http://www.sec.gov).



THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                               TABLE OF CONTENTS


FINANCIAL HIGHLIGHTS........................................    3
FUND DESCRIPTION............................................    5
FUNDAMENTAL INVESTMENT POLICIES.............................    5
CONVERTIBLE BOND PORTFOLIO..................................    5
TRAVELERS QUALITY BOND PORTFOLIO............................    8
LAZARD INTERNATIONAL STOCK PORTFOLIO........................   10
MFS EMERGING GROWTH PORTFOLIO...............................   12
MFS MID CAP GROWTH PORTFOLIO................................   17
FEDERATED HIGH YIELD PORTFOLIO..............................   20
FEDERATED STOCK PORTFOLIO...................................   24
LARGE CAP PORTFOLIO.........................................   25
EQUITY INCOME PORTFOLIO.....................................   28
DISCIPLINED MID CAP STOCK PORTFOLIO.........................   29
DISCIPLINED SMALL CAP STOCK PORTFOLIO.......................   32
PORTFOLIO TURNOVER..........................................   34
BOARD OF TRUSTEES...........................................   34
INVESTMENT MANAGER..........................................   34
INVESTMENT SUBADVISERS......................................   35
FUND ADMINISTRATION.........................................   39
SECURITIES TRANSACTIONS.....................................   39
FUND EXPENSES...............................................   40
SHARES OF THE SERIES TRUST..................................   40
NET ASSET VALUE.............................................   41
TAX STATUS..................................................   42
DIVIDENDS AND DISTRIBUTIONS.................................   42
LEGAL PROCEEDINGS...........................................   42
YEAR 2000 COMPLIANCE........................................   42
ADDITIONAL INFORMATION......................................   42
EXHIBIT A...................................................   43
EXHIBIT B...................................................   60


                                    SERIES-2

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following information for all of the portfolios except Equity Income and Large Cap Portfolios for the periods ended December 31, 1997 and 1996 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1997. Per share data for the Equity Income and Large Cap Portfolios for the periods shown were audited by Price Waterhouse LLP. For Portfolios which commenced operations subsequent to December 31, 1997 there is no per share data available. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's 1997 Annual Report, which is incorporated by reference into the SAI.



                                       EQUITY INCOME PORTFOLIO               LARGE CAP PORTFOLIO
                                  ---------------------------------   ---------------------------------
                                   YEAR ENDED     AUG. 30, 1996(1)     YEAR ENDED     AUG. 30, 1996(1)
                                  DEC. 31, 1997   TO DEC. 31, 1996    DEC. 31, 1997   TO DEC. 31, 1996
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.........................      $11.09             $10.00            $11.29            $10.00
-------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income(2).......        0.21             0.08               0.07             0.04
 Net realized and unrealized
   gains........................        3.32             1.09               2.54             1.29
-------------------------------------------------------------------------------------------------------
Total Income From Operations....        3.53             1.17               2.61             1.33
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
 Net investment income..........       (0.12)           (0.08)             (0.04)           (0.04)
 Net realized gains.............       (0.59)              --              (0.36)              --
-------------------------------------------------------------------------------------------------------
Total Distributions.............       (0.71)           (0.08)             (0.40)           (0.04)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.........................      $13.91             $11.09            $13.50            $11.29
-------------------------------------------------------------------------------------------------------
TOTAL RETURN++..................       32.05%           11.69%             23.41%           13.30%
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
 (000'S)........................     $22,139           $3,600            $12,070           $3,411
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
 Expenses(2)....................        0.95%            0.95%              0.95%            0.95%
 Net investment income..........        1.60             2.34               0.55             0.98
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........          52%              14%                60%              57%
-------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE
 PAID ON EQUITY
 TRANSACTIONS(3)................      $.0186             $.0168            $.0171            $.0214
-------------------------------------------------------------------------------------------------------

                                                                         LAZARD INTERNATIONAL STOCK
                                  TRAVELERS QUALITY BOND PORTFOLIO                PORTFOLIO
                                  ---------------------------------   ---------------------------------
                                   YEAR ENDED     AUG. 30, 1996(1)     YEAR ENDED      AUG. 1, 1996(1)
                                  DEC. 31, 1997   TO DEC. 31, 1996    DEC. 31, 1997   TO DEC. 31, 1996

NET ASSET VALUE, BEGINNING OF
 PERIOD.........................       $10.10            $10.00            $10.78                $10.00
-------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income(2).......       0.43              0.19               0.05             0.02
 Net realized and unrealized
   gains........................       0.29              0.16               0.87             0.76
-------------------------------------------------------------------------------------------------------
Total Income From Operations....       0.72              0.35               0.92             0.78
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
 Net investment income..........      (0.43)            (0.19)             (0.09)              --
 Net realized gains.............      (0.03)            (0.06)             (0.04)              --
-------------------------------------------------------------------------------------------------------
Total Distributions.............      (0.46)            (0.25)             (0.13)              --
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.........................       $10.36            $10.10            $11.57                $10.78
-------------------------------------------------------------------------------------------------------
TOTAL RETURN++..................       7.14%             3.56%              8.50%            7.80%
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
 (000'S)........................     $9,468            $5,273            $14,229           $4,322
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
 Expenses(2)....................       0.75%             0.75%              1.25%            1.25%
 Net investment income..........       5.80              5.62               0.66             0.42
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........        295%               35%                22%               9%
-------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE
 PAID ON EQUITY
 TRANSACTIONS(3)................           --              --              $0.04                  $0.01
-------------------------------------------------------------------------------------------------------





                                    SERIES-3

--------------------------------------------------------------------------------

                                   MFS EMERGING GROWTH PORTFOLIO      FEDERATED HIGH YIELD PORTFOLIO
                                 ---------------------------------   ---------------------------------
                                  YEAR ENDED     AUG. 30, 1996(1)     YEAR ENDED     AUG. 30, 1996(1)
                                 DEC. 31, 1997   TO DEC. 31, 1996    DEC. 31, 1997   TO DEC. 31, 1996
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................      $10.55              $10.00           $10.42            $10.00
------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income
   (loss)(2)...................       (0.03)             0.03              0.60             0.31
 Net realized and unrealized
   gains.......................        2.26              0.57              1.01             0.46
------------------------------------------------------------------------------------------------------
Total Income From Operations...        2.23              0.60              1.61             0.77
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
 Net investment income.........          --             (0.03)            (0.60)           (0.31)
 Net realized gains............       (0.21)            (0.01)            (0.09)           (0.04)
 Capital.......................       (0.01)            (0.01)               --               --
------------------------------------------------------------------------------------------------------
Total Distributions............       (0.22)            (0.05)            (0.69)           (0.35)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD........................      $12.56              $10.55           $11.34            $10.42
------------------------------------------------------------------------------------------------------
TOTAL RETURN++.................       21.15%             6.00%            15.45%            7.61%
------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
 (000'S).......................     $70,347           $12,924           $14,049           $5,381
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
 Expenses(2)...................        0.95%             0.95%             0.95%            0.95%
 Net investment income (loss)..       (0.40)             0.55%             8.82             8.78
------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........          94%               49%               43%              23%
------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE
 PAID ON EQUITY
 TRANSACTIONS(3)...............       $.006               $0.03               --              --
------------------------------------------------------------------------------------------------------

                                     FEDERATED STOCK PORTFOLIO       DISCIPLINED MID CAP STOCK PORTFOLIO
                                 ---------------------------------   -----------------------------------
                                  YEAR ENDED     AUG. 30, 1996(1)              APR. 1, 1997(1)
                                 DEC. 31, 1997   TO DEC. 31, 1996             TO DEC. 31, 1997
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................       $11.10            $10.00                                    $10.00
------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income
   (loss)(2)...................        0.10             0.06                         0.06
 Net realized and unrealized
   gains.......................        3.60             1.20                         3.37
------------------------------------------------------------------------------------------------------
Total Income From Operations...        3.70             1.26                         3.43
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
 Net investment income.........       (0.10)           (0.06)                       (0.06)
 Net realized gains............       (0.87)           (0.09)                       (0.90)
 Capital.......................          --            (0.01)                          --
------------------------------------------------------------------------------------------------------
Total Distributions............       (0.97)           (0.16)                       (0.96)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD........................       $13.83            $11.10                                    $12.47
------------------------------------------------------------------------------------------------------
TOTAL RETURN++.................       33.41%           12.61%                       34.38%
------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
 (000'S).......................     $12,100           $3,380                       $6,169
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
 Expenses(2)...................        0.95%            0.95%                        0.95%
 Net investment income (loss)..        1.11             1.55                         0.85
------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........          74%              11%                          74%
------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE
 PAID ON EQUITY
 TRANSACTIONS(3)...............       $0.05              $0.05                                     $0.05
------------------------------------------------------------------------------------------------------



(1) Commencement of operations.


(2) The Travelers has waived all of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, The Travelers has agreed to reimburse the Portfolios for the amounts listed below. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:





                                                                        PER SHARE DECREASE
                                     AMOUNT OF EXPENSES                 IN NET INVESTMENT              EXPENSE RATIOS WITHOUT
                                         REIMBURSED                           INCOME               FEE WAIVERS AND REIMBURSEMENT+
          PORTFOLIO                 1997             1996              1997           1996             1997              1996
-----------------------------------------------------------
Equity Income Portfolio.......    $102,212          $31,911            $0.12          $0.12            1.90%             4.64%
Large Cap Portfolio...........     100,693           32,035             0.22           0.15            2.65              4.66
Travelers Quality Bond
 Portfolio....................      24,460           10,901             0.03           0.03            1.13              1.76
Lazard International Stock
 Portfolio....................      40,408           12,454             0.03           0.07            1.76              2.87
MFS Emerging Growth
 Portfolio....................      40,379           16,407             0.01           0.06            1.05              2.09
Federated High Yield
 Portfolio....................      14,613            9,268             0.01           0.04            1.14              2.19
Federated Stock Portfolio.....      16,063           15,460             0.02           0.08            1.16              3.03
Disciplined Mid Cap Stock
 Portfolio....................      27,736               --             0.08             --            1.82                --



(3) The SEC has instituted guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.



++ Total return is actual and has not been annualized, as it may not be representative of the total return for the year. The total return would have been lower had expenses not been reduced during the period shown or if separate account charges had been relected.



+  Annualized for the periods of less than one year.


                                    SERIES-4

                                FUND DESCRIPTION
--------------------------------------------------------------------------------

The Series Trust is registered with the SEC as an open-end management investment company. The Series Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the shares of the Series Trust to be divided into two or more series related to separate portfolios of investments, and further allows the Board of Trustees to establish additional portfolios at any time.


The Series Trust is currently divided into 21 series (the "Portfolios"), each with its own investment objective and policies, all of which are diversified portfolios under the Investment Company Act of 1940, as amended ("1940 Act"). Eleven Portfolios, as described below, are contained in this prospectus. The other Portfolios are described in a separate prospectus. While there is no assurance that a Portfolio will achieve its objective, each Portfolio endeavors to do so by following its investment policies as described below.


FUNDAMENTAL INVESTMENT POLICIES


Each of the Portfolios follows certain investment policies and adopts specific investment techniques which cannot be modified without shareholder approval. These "fundamental" investment policies are mandated by either the provisions of The Investment Company Act of 1940, as amended (the "1940 Act") or pursuant to procedures that the Board of Trustees has decided to adopt. In contrast, each Portfolio also follows certain nonfundamental investment policies. Unlike the fundamental investment policies, nonfundamental policies may be changed, subject to the approval of the Board, at the discretion of the Investment Adviser or Subadviser for the affected Portfolio without shareholder approval. Except as noted, all of the investment policies discussed herein are nonfundamental.



                           CONVERTIBLE BOND PORTFOLIO

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE



The investment objective of the Convertible Bond Portfolio is to seek current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities ("synthetic convertible securities"). Under normal circumstances, the Portfolio will invest at least 65% of its assets in convertible securities, and may invest up to 35% of its assets in synthetic convertible securities and in equity and debt securities that are not convertible into common stock.



INVESTMENT POLICIES



The Portfolio is not required to sell securities to conform to this 65% limitation and may retain, on a temporary basis, securities received upon conversion of convertible securities or upon exercise of warrants or call options that are components of synthetic convertible securities to permit their orderly disposition, to establish long-term holding periods for tax purposes or for other reasons.



Other investments are allowed, including, but not limited to, those described below. The descriptions of these techniques and the associated risks appears in Exhibit A. Subject to the investment restrictions set forth below, the Convertible Bond Portfolio may invest in or engage in the following:



- invest up to 35% of its assets in synthetic convertible securities and in equity and debt securities that are not convertible into common stock (or, when deemed appropriate by the Adviser for temporary defensive purposes may invest in these securities without limitation);


                                    SERIES-5

- write covered call options, lend portfolio securities and enter into short sales "against the box";


- utilize up to 10% of its assets to purchase put options on securities for hedging purposes.



The Portfolio will not invest in fixed-income securities that are rated lower than B by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or, if unrated, deemed by the Adviser to be comparable to securities rated lower than B.



INVESTMENT RESTRICTIONS



The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolios as defined in the 1940 Act. The Portfolios may not:



     - with respect to 75% of its assets, invest more than 5% of its total assets, computed at market value, in the securities of any one issuer (excluding securities of the U.S. Government, its agencies and instrumentalities);



     - invest more than 25% of its assets in companies within a single industry; except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;



     - borrow amounts in excess of 33 1/3% of its gross assets (taken at the lower of cost or market value), and then only as a temporary measure for extraordinary or emergency purposes. The Portfolio may not purchase additional securities when borrowings exceed 5% of total assets;



     - issue senior securities;



     - make loans on more than one-third of the Portfolio's net assets, including loans of securities;



     - purchase or sell commodities or commodity contracts, or interests in oil, gas or other mineral leases, or other mineral exploration or development programs;



     - purchase or sell real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts;



     - underwrite securities of any other company, except that the Portfolio may invest in companies that engage in such businesses, and except to the extent that the Portfolio may technically be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act") in selling a portfolio security; and



     - invest up to 15% of its assets in illiquid securities.



RISK FACTORS AND SPECIAL CONSIDERATIONS



Convertible Securities and Synthetic Convertible Securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.



As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Like all fixed-income securities, there can


                                    SERIES-6
be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.



Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.



Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on the National Association of Securities Dealers Automated Quotations Systems. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in certain aspects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.



Medium-, Low-Rated and Unrated Securities. The Portfolio may invest in medium- or low-rated securities and unrated securities of comparable quality. Generally, these securities offer a higher current yield than the yield offered by higher-rated securities but involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the Adviser, are outweighed by large uncertainties or major risk exposures or subject to adverse conditions and (b) are predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Portfolio, and thus the value of the Portfolio's shares.



While the market values of medium- and low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, medium- and low-rated and comparable unrated securities generally present a higher degree of credit risk.



The issuers of medium- and low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest or interest on its portfolio holding. In addition, the markets in which medium- and low-rated or comparable unrated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for the Portfolio to purchase and also may have the effect of


                                    SERIES-7
limiting the ability of the Portfolio to (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The market for medium- and low-rated and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could likely disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.



Fixed-income securities, including medium- and low-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return to the Fund.



Securities rated Ba by Moody's or BB by S&P have speculative characteristics with respect to capacity to pay interest and repay principal. Securities rated B generally lack characteristics of the desirable investment and assurance of interest and principal payments over any long period of time may be small.



In evaluating the creditworthiness of an issue, whether rated or unrated, TAMIC considers various factors, which may include the following: the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.


                        TRAVELERS QUALITY BOND PORTFOLIO

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


The basic investment objective of Travelers Quality Bond Portfolio is to seek current income, moderate capital volatility and total return.


INVESTMENT POLICIES


The assets of Travelers Quality Bond Portfolio will be primarily invested in the following securities:


- money market obligations;
- treasury bills;
- repurchase agreements;
- commercial paper;
- bank certificates of deposit and bankers' acceptances; and
- publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments.


These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participation based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investment in longer term obligations may be made if the Investment Adviser concludes that the investment yields justify a longer term commitment. No more than 25% of the value of Travelers Quality Bond Portfolio's assets will be invested in any one industry.



The Portfolio will be actively managed and investments may be sold prior to maturity if deemed advantageous in light of factors such as market conditions or brokerage costs. While the investments of Travelers Quality Bond Portfolio are generally not listed securities, there are firms which make


                                    SERIES-8
markets in the type of debt instruments that Travelers Quality Bond Portfolio holds. No problems of liquidity are anticipated with regard to the investments of Travelers Quality Bond Portfolio.



From time to time, Travelers Quality Bond Portfolio may commit to purchase new-issue government or agency securities on a "when-issued" basis (referred to throughout as "when-issued securities"). Generally, the Portfolio will make purchases for settlement no later than 90 days beyond the commitment date. Travelers Quality Bond Portfolio does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when Travelers Quality Bond Portfolio commits to purchase a when-issued security, it will identify and place in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.



Travelers Quality Bond Portfolio may also purchase and sell interest rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of the Travelers Quality Bond Portfolios securities. See attached Exhibit A for a more complete description of these investment techniques.


INVESTMENT RESTRICTIONS


The Travelers Quality Bond Portfolio is subject to certain investment restrictions. Specifically, the Investment Adviser, on behalf of the Portfolio may:


- invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);
- borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;
- purchase interests in real estate represented by securities for which there is an established market;
- make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;
- acquire up to 10% of the voting securities of any one issuer (it is the present practice of Travelers Bond Portfolio not to exceed 5% of the voting securities of any one issuer);
- make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and
- invest up to 15% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of
  1933).

RISK FACTORS


The Investment Adviser will weigh considerations of risks, yield and ratings in implementing Travelers Quality Bond Portfolio's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of the Portfolio, but it is anticipated that they will be of investment grade or its equivalent. Debt instruments that the Portfolio purchases may, however, not be rated since such instruments may be government securities or of short durations. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.


The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

                                    SERIES-9

                      LAZARD INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Lazard International Stock Portfolio is to seek capital appreciation through investing primarily in the equity securities of non-United States companies (i.e., incorporated or organized outside the United States).

INVESTMENT POLICIES

The Portfolio expects to invest its assets principally in the following:


- equity securities of non-U.S. companies, (although the Portfolio may have substantial investments in American Depository Receipts, "ADRs" and Global Depository Receipts, "GDRs");

- convertible bonds; and
- other convertible securities.


There is no requirement, however, that the Portfolio invest exclusively in common stocks or other equity securities, and, if deemed advisable, it may invest up to 20% of the value of its total assets in fixed-income securities and short-term money market instruments. Generally, cash and short-term money market instruments will not ordinarily exceed 5% of the Portfolio's total assets. The Portfolio will not invest in fixed-income securities rated lower than investment grade at time of purchase.


It is the present intention of the Subadviser to invest the Portfolio's assets in companies based in Continental Europe, the United Kingdom, the Pacific Basin and in such other areas and countries as the Subadviser may determine from time to time. Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the equity securities of companies within not less than three different countries (not including the United States). The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time in accordance with the judgment of the Subadviser.

In selecting investments for the Portfolio, the Subadviser attempts to identify inexpensive markets world-wide through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or the potential to improve profitability. In addition, the Subadviser seeks to identify companies that it believes are financially productive and undervalued in those markets. The Subadviser focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach).


The Subadviser recognizes that some of the best opportunities are in securities not generally followed by investment professionals. Thus, the Subadviser relies on its research capability and also maintains a dialogue with foreign brokers and with the management of foreign companies in an effort to gather the type of "local knowledge" that it believes is critical to successful investment abroad. To this end, the Subadviser communicates with its affiliates in Paris, London and Tokyo, for information concerning current business trends, as well as for a better understanding of the management of local businesses. The information supplied by these affiliates will be limited to statistical and factual information, advice regarding economic factors and trends or advice as to occasional transactions in specific securities.


The Portfolio may enter into foreign currency forward exchange contracts in order to protect against anticipated changes in foreign currency exchange rates.

When, in the judgment of the Subadviser, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. Companies or short-term money market instruments or hold its assets in cash.


The Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions if cash or cash equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends

                                    SERIES-10
thereon) plus the interest payable to the Portfolio with respect to the loan is maintained by the borrower with the Portfolio in a segregated account.



Please review Exhibit A for a more detailed discussion of the investment techniques the Portfolio will use to attempt to achieve its investment objectives.


INVESTMENT RESTRICTIONS

The following represents the fundamental investment policies of the Portfolio. Please consult the SAI for additional information concerning investment restrictions.

The Lazard International Stock Portfolio may not:


- issue senior securities, borrow money or pledge or mortgage its assets, except that the Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities. For purposes of this investment restriction, the Portfolio's entry into options, forward contracts, futures contracts, including those related to indexes shall not constitute borrowing. Temporary or emergency borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Lazard International Stock Portfolio's total assets (including the amount borrowed) less liabilities (including the amount borrowed) at the time the borrowing is made. Securities may not be purchased by the Portfolio while borrowings in excess of 5% of the value of the Lazard International Stock Portfolio's total assets are outstanding.

- make loans, except loans of portfolio securities not having a value in excess of 10% of the Portfolio's total assets and except that the Portfolio may purchase debt obligations in accordance with its investment objectives and policies;
- invest in illiquid securities if immediately after such investment more than 10% of the value of the Portfolio's net assets, taken at market value, would be invested in such securities;
- purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; provided, however, the Lazard International Stock Portfolio may purchase securities in an amount up to 5% of the value of its total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio's total assets;
- purchase the securities of issuers conducting their principal business in the same industry, if the value of the Portfolio's investment exceeds 25% of the Portfolio's then current net asset value;

- purchase or sell real estate except that the Portfolio may invest in the securities of companies whose business involves the purchase and sale of real estate or in securities which are secured by real estate or interest in real estate;

- purchase securities on margin;
- underwrite securities; or
- make investments for the purpose of exercising control or management.

RISK FACTORS

Lazard International Stock Portfolio may invest without limitation in foreign securities.

Investing in securities issued by foreign governments and corporations or entities involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

                                    SERIES-11

In addition, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.


                         MFS EMERGING GROWTH PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


MFS Emerging Growth Portfolio's investment objective is to seek to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective.


INVESTMENT POLICY


MFS Emerging Growth Portfolio's policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of companies that the Subadviser believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, technologies, management and market and other opportunities which are usually necessary to become more widely recognized as growth companies.



Emerging growth companies can be of any size, and the Portfolio may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.



The Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity fund or a growth fund investing entirely in proven growth equities.



The Portfolio will invest primarily in common stocks. Other investments are allowed, including, but not limited to those described below. (Refer to Exhibit A for a discussion of these investment techniques.) MFS Emerging Growth Portfolio may invest in, or write (as applicable), the following:



- foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments;


- foreign currency and forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates, as well as options on foreign currencies;

- foreign securities (up to 25% of its total assets) which may be traded on foreign exchanges (not including American Depository Receipts ("ADRs")). (It expects generally to invest between 0% to 10% in such securities.);

- emerging market securities;

- cash equivalents or other forms of debt securities as a reserve for future purchases of common stock or to meet liquidity needs;

                                    SERIES-12

- corporate asset-backed securities;

- covered call and put options and may purchase call and put options on securities and stock indices in an effort to increase current income and for hedging purposes;

- stock index futures contracts and options thereon for hedging purposes and for non-hedging purposes, subject to applicable law;


- portfolio securities purchased on a "when-issued" basis (not to exceed 5% of the Portfolio's net assets at the time of purchase) or on a "forward delivery" basis; and


- loan participations.


While it is not generally MFS Emerging Growth Portfolio's policy to invest or trade for short-term profits, it may dispose of a portfolio security whenever the Subadviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss.


The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity portfolio or of a growth portfolio which invests entirely in proven growth stocks.

During periods of unusual market conditions when the Subadviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Portfolio may be invested in cash or cash equivalents including, but not limited to, obligations of banks with assets of $1 billion or more (including certificates of deposit, bankers' acceptances and repurchase agreements), commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. U.S. Government securities also include interests in trusts or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. See Exhibit A to this Prospectus for a description of U.S. Government obligations and certain short-term investments.


In addition, please see Exhibit A for a discussion of the following investment activities in which MFS Emerging Growth Portfolio may engage: (i) lending of Portfolio securities; (ii) repurchase agreements; (iii) purchase and sales of restricted securities; (iv) when-issued securities; (v) corporate asset-backed securities; (vi) loan participation and other direct indebtedness; (vi) foreign securities; (vii) ADRs; (viii) emerging market securities; and (ix) various futures and option trading techniques.



Regarding the lending of Portfolio securities, MFS will usually only make loans to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents or U. S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. MFS Portfolio would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U. S. Government securities or a letter of credit).


                                    SERIES-13

INVESTMENT RESTRICTIONS


The MFS Emerging Growth Portfolio is subject to certain fundamental investment restrictions listed below. The Portfolio may not:


     - borrow amounts in excess of 33 1/3% of its assets including amounts borrowed and then only as a temporary measure for extraordinary or emergency purposes;

     - underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in selling a portfolio security;

     - purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interest therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, future contracts and forward contracts) in the ordinary course of its business. The Portfolio does however, reserve the right to hold and sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, future contracts and forward contracts) acquired as a result of the ownership of securities;
     - issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

     - make loans to other persons. For these purposes, the purchase of commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Portfolio's assets in repurchase agreements, shall not be considered the making of a loan; or

     - purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).


In addition to the fundamental investment restrictions listed directly above, the MFS Emerging Growth Portfolio may not:


     - invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Portfolio's assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Portfolio's limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and issued in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

     - purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation;

     - purchase any securities or evidences of interest therein on margin, except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Portfolio may make margin deposits in connection with any type of swap, option, futures contracts and forward contracts;

     - sell any security which the Portfolio does not own unless by virtue of its ownership of other securities the Portfolio has at the time of sale a right to obtain securities without payment of

                                    SERIES-14
       further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

     - pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, futures contracts and forward contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

     - purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indices of securities, swaps, foreign currencies and Futures Contracts;

     - invest for the purposes of exercising control or management; or

     - invest in the securities of any government agency or instrumentality, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Series to fail to comply with the diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury regulations issued thereunder on segregated asset accounts that fund variable contracts.

RISK FACTORS


RISK FACTORS REGARDING LOWER RATED SECURITIES -- MFS Emerging Growth Portfolio may invest up to 5% of its assets in lower-rated fixed income securities or comparable unrated securities. Investments in lower-rated fixed income securities, while generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities. Because yields may vary over time, no specified level of income can ever be assured. In particular, securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or by Fitch Investors Services, Inc. ("Fitch") or comparable unrated securities (commonly known as "junk bonds") are considered speculative.


These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on MFS Emerging Growth Portfolio's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, MFS Emerging Growth Portfolio may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Portfolio's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments.

Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to MFS Emerging Growth Portfolio but will be reflected in the net asset value of shares of the Portfolio. The market for these lower rated fixed-income securities may be less liquid than the market for investment grade fixed-income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Subadviser's judgment may at times play a greater role in valuing these securities than in the case of

                                    SERIES-15
investment grade fixed-income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities at their fair value to meet redemption requests or to respond to changes in the market. No minimum rating standard is required by the Portfolio. To the extent the Portfolio invests in these lower rated fixed-income securities, the achievement of its investment objective may be more dependent on the Subadviser's own credit analysis than in the case of a Portfolio investing in higher quality bonds. While the Subadviser may refer to ratings issued by established credit rating agencies, it is not a policy of the Portfolio to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Subadviser's own independent and ongoing review of credit quality.

MFS Emerging Growth Portfolio may also invest in fixed income securities rated Baa by Moody's or BBB by S&P and Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

ADDITIONAL RISK FACTORS -- The net asset value of the shares of an open-end investment company which may invest to a limited extent in fixed income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.

THE USE OF OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES MAY RESULT IN THE LOSS OF PRINCIPAL, PARTICULARLY WHERE SUCH INSTRUMENTS ARE TRADED FOR OTHER THAN HEDGING PURPOSES (E.G., TO ENHANCE CURRENT YIELD).

As a result of its investments in foreign securities, the Portfolio may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Portfolio may promptly convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Subadviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Subadviser anticipates, for any other reason, that the exchange rate will improve, the Portfolio may hold such currencies for an indefinite period of time.


In addition, the Portfolio may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Portfolio is exercised or if the Portfolio is unable to close out a forward contract. The Portfolio may hold foreign currency in anticipation of purchasing foreign securities. The Portfolio may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Subadviser, it is in the best interest of the Portfolio to do so. In such instances as well, the Portfolio may promptly convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.



While the holding of currencies will permit MFS Emerging Growth Portfolio to take advantage of favorable movements in the applicable exchange rate, it also exposes the Portfolio to risk of loss if such rates move in a direction adverse to the Portfolio's position. Such losses could reduce any profits or increase any losses sustained by MFS Emerging Growth Portfolio from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Portfolio's profit or loss on currency options or forward contracts, as well as its hedging strategies.


See Exhibit A for further discussion of foreign securities and the holding of foreign currency as well as the associated risks.


The policies described above are not fundamental and may be changed without shareholder approval, as may MFS Emerging Growth Portfolio's investment objective. A change in the Portfolio's investment objective may result in MFS Emerging Growth Portfolio having an investment objective


                                    SERIES-16
different from the objective which the shareholder considered appropriate at the time of investment in the Portfolio.



The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern MFS Emerging Growth Portfolio's investment policies. The specific investment restrictions listed in the SAI may not be changed without shareholder approval (see "Investment Restrictions" in the SAI). The Portfolio's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.



                          MFS MID CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE



The investment objective of the MFS Mid Cap Growth Portfolio is to seek to obtain long term growth of capital. It seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies with medium market capitalization which the investment adviser believes have above-average growth potential. Medium market capitalization companies are those whose market capitalization falls within the range of the Standard & Poor's MidCap 400 Index at the time of the Portfolio's investment. The S&P MidCap 400 Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose capitalization falls outside this range after purchase continue to be considered medium-capitalization companies for the purposes of the Portfolio's 65% policy. The Portfolio may, but is not required to, purchase securities of companies included in the S&P MidCap 400 index.



The Index is only used by the Portfolio for purposes of defining the market capitalization range of companies in which the Portfolio will invest; it is not intended to be used as a benchmark against which the Portfolio compares its investment performance.



Consistent with its investment objective, the Portfolio may invest in fixed income securities; and up to 20% of its net assets in nonconvertible fixed income securities that are in the lower rating categories (rated BA or lower by Moody's Investor Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Rating Services ("S&P") or Fitch Investors Service, Inc. ("Fitch") and comparable unrated securities (commonly known as "junk bonds"), and may also invest up to 35% (and generally expects to invest up to 20%) of its net assets in foreign securities which are not traded on a U.S. exchange (not including American Depository Receipts).



Other investments are allowed, including, but not limited to, those described below. The description of these techniques and the associated risks appears in Exhibit A. Subject to the investment restrictions set forth below, the MFS Mid Cap Growth Portfolio may invest in or engage in the following:



     - equity securities


     - fixed-income securities


     - emerging markets


     - Brady Bonds


     - American Depository Receipts


     - repurchase agreements


     - portfolio lending


     - "when-issued" securities


     - indexed securities


     - mortgage "dollar roll" transactions


     - restricted securities


     - corporate asset-backed securities


     - options and futures


     - forward contracts


                                    SERIES-17

The MFS Mid Cap Growth Portfolio may make investments in an amount of up to 15% of the value of its net assets in restricted securities which may not be publicly sold without registration under the 1933 Act. In most instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If and when the Portfolio sells such securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect thereto, and registration of such securities under the 1933 Act may be required. The Portfolio will not bear the expense of such registration. The MFS Mid Cap Growth Portfolio intends to reach agreements with all such issuers whereby they will pay all expenses of registration.



Non-diversified status: The MFS Mid Cap Growth Portfolio is a non-diversified portfolio. As a result, the Portfolio is limited as to the percentage of its assets which may be invested in the securities of any one issuer only by its investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Since the Portfolio may invest a relatively high percentage of its assets in a limited number of issuers, the Portfolio may be more susceptible to any economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.



The investment objective and policies of the MFS Mid Cap Growth Portfolio are not fundamental and may be changed without a vote of the majority of the outstanding voting securities of the Portfolio, as defined in the Investment Company Act of 1940 ("1940 Act").



INVESTMENT RESTRICTIONS



The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the MFS Mid Cap Growth Portfolio, as defined in the 1940 Act. The MFS Mid Cap Growth Portfolio may not:



     - borrow amounts in excess of 33 1/3% of its gross assets (taken at the lower of cost or market value), and then only as a temporary measure for extraordinary or emergency purposes;



     - underwrite securities, issued by other persons except insofar as the Portfolio may technically be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act") in selling a portfolio security;



     - purchase or sell real estate or interests in real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding options on securities, stock indexes and foreign currency ("options"), options on futures contracts and any other type of option, futures contracts and any other type of futures contact and forward contracts) in the ordinary course of its business. The Portfolio reserves the right to hold and to sell real estate mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities;



     - issue senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of option (including options on futures contracts), forward contracts and any type of futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;



     - make loans to other persons. For these purposes, the purchase of short term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Portfolio's assets in repurchase agreements, shall not be considered the making of a loan;



     - invest more than 25% of its total assets in the securities of issuers in any single industry.



The investment restrictions set forth below are nonfundamental and may be changed without shareholder approval. The MFS Mid Cap Growth Portfolio will not:


                                    SERIES-18

     - invest in illiquid securities, including securities subject to legal or contractual restrictions on resale, or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security if more than 15% of the Portfolio's assets (taken at market value) would be invested in such illiquid securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Portfolio's limitation on investment in illiquid securities;



     - invest more than 5% of the Portfolio's net assets, valued at the lower of cost or market, in warrants, included within such amount, but not to exceed 2% of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value;



     - invest for the primary purpose of control or management;



     - purchase the securities of any other investment company in excess of the amount permitted by the 1940 Act; currently the Portfolio does not intend to invest more than 5% of its net assets in such securities;



     - make margin purchases, except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Portfolio may make margin deposits in connection with any type of option, futures contract and forward contracts;



     - sell any security which the Portfolio does not own unless, at the time of sale, the Portfolio owns other securities which give it the right to obtain securities without further payment and provided that, if such right is conditional, the sale is made upon the same conditions;



     - invest more than 5% of the value of its total assets in companies which, including predecessors, have been in operation for less than three years;



     - pledge, mortgage or hypothecate an amount of assets which (taken at market value) exceeds 33 1/3% of its gross assets (taken at the lower of cost or market value). For purposes of this restriction, collateral arrangements with respect to any type of option, any type of futures contacts, forward contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;



     - purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities; or (a) put or call options or combinations thereof with respect to securities, indexes of securities, foreign currency or futures contracts or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies.



The MFS Mid Cap Growth Portfolio is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of TAMIC have a substantial interest.



RISK FACTORS: MFS MID CAP GROWTH PORTFOLIO



MEDIUM CAPITALIZATION STOCKS: Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.



EMERGING GROWTH COMPANIES: The stocks of companies in which the Portfolio may invest may be early in their life cycle but have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the


                                    SERIES-19
products, technologies, management and market and other opportunities which are usually necessary to become more widely recognized as growth companies.



The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in other companies which do not have emerging growth characteristics. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on the management abilities of a limited number of people.



LOWER RATED FIXED INCOME SECURITIES. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of the security).



FOREIGN SECURITIES: Risks include changes in currency rates, exchange control regulations, governmental administrative or economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between currencies. Risks may also include limited information about issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the U.S.



EMERGING MARKETS: The risks of investing in foreign securities may be intensified in the case of investment in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than those of comparable domestic issuers. Investment in emerging markets may be subject to delays in settlement, resulting in periods when a portion of the Portfolio's assets is uninvested and no return is earned thereon. Certain markets may require payment for securities before delivery, and in such markets the Portfolio bears the risk that the securities will not be delivered and that the payment will not be returned.



OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: These types of contracts entered into for other than hedging purposes have a greater degree of risk than entering into such contracts for hedging purposes. For example, transactions may result in losses for the Portfolio which are not offset by gains on other portfolio positions, thereby reducing gross income.


                         FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Federated High Yield Portfolio is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities.

INVESTMENT POLICIES


The Federated High Yield Portfolio will invest primarily in fixed rate corporate debt obligations. The fixed rate corporate debt obligations in which the Federated High Yield Portfolio intends to invest are expected to be lower-rated (and higher risk), but may include investment-grade securities as well. The fixed income securities in which the Portfolio may invest may involve equity features. Permitted investments currently include, but are not limited to, the following:


     - corporate debt obligations having fixed or floating rates of interest and which generally are rated BBB or lower by nationally recognized statistical rating organizations;
     - preferred stocks; foreign securities and ADRs;
     - asset backed securities;
     - equipment trust and lease certificates;
     - commercial paper;
     - zero coupon bonds;
     - pay-in-kind securities;
     - obligations of the United States;

                                    SERIES-20

     - notes, bonds, and discount notes of U.S. government agencies or instrumentalities, such as the: Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; Export-Import Bank of the United States; Commodity Credit Corporation; Federal Financing Bank; Student Loan Marketing Association; National Credit Union Administration and Tennessee Valley Authority;
     - time and savings deposits (including certificates of deposit) in commercial or savings banks whose deposits are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks;
     - bankers' acceptances issued by a BIF-insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less;
     - general obligations of any state, territory, or possession of the United States, or their political subdivisions; and
     - equity securities, including unit offerings that combine fixed rate securities common stock and common stock equivalents such as warrants, rights, and options.

The investment policies and limitations of the Federated High Yield Portfolio described herein may be changed without approval of shareholders, unless otherwise noted.

The corporate debt obligations in which the Federated High Yield Portfolio may invest are generally rated BBB or lower by Standard & Poor's Ratings Group ("S&P") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or are not rated but are determined by the Federated High Yield Portfolio's investment Subadviser to be of comparable quality. See Exhibit B for a discussion of the rating agency criteria.

The Federated High Yield Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity fund or a growth fund investing entirely in proven growth equities.


Certain of the following investment techniques in which the Federated High Yield Portfolio may engage are described in greater detail in the attached Exhibit A:
(i) restricted securities; (ii) when-issued securities; (iii) temporary investments; (iv) repurchase agreements; (v) reverse repurchase agreements; (vi) various futures trading techniques; (vii) lending of portfolio securities;
(viii) floating and variable rate instruments; (ix) ADRs; (x) emerging market securities; (xi) temporary bank borrowing; (xii) corporate asset backed securities; (xiii) loan participation, and other direct indebtedness; and (xiv) convertible securities.



The Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions if cash or cash equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Portfolio with respect to the loan is maintained by the borrower with the Portfolio in a segregated account.


INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental. The Federated High Yield Portfolio will not:

     - borrow money directly or through reverse repurchase agreements (arrangements in which the Federated High Yield Portfolio sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) except, under certain circumstances, the Federated High Yield Portfolio may borrow up to one-third of the value of its net assets;
     - sell securities short except, under strict limitations, the Federated High Yield Portfolio may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions; or
     - pledge assets except to secure permitted borrowing.

                                    SERIES-21

The following investment policies are nonfundamental and, subject to the Board's approval, may be changed without shareholder approval. The Portfolio will not:

     - commit more than 5% of the value of its total assets to premiums on open put option positions;
     - invest more than 5% of the value of its total assets in securities of one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations) or acquire more than 10% of any class of voting securities of any one issuer;
     - invest more than 10% of the value of its total assets in foreign securities (foreign securities are defined for these purposes as either non-U.S. dollar denominated or which are not publicly traded in the United States);

     - invest directly in minerals;

     - underwrite securities;
     - invest more than 5% in put options;
     - write covered call options unless the securities are held by the Portfolio;

     - invest in real estate, (although the Portfolio may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interest in real estate); or

     - purchase the securities of other investment companies, except in limited situations.

RISK FACTORS


The corporate debt obligations in which the Federated High Yield Portfolio invests are usually not in the three highest rating categories of a nationally recognized statistical rating organization (AAA, AA, or A for S&P and Aaa, Aa, or A for Moody's -- see Exhibit B for a more detailed discussion) but are in the lower rating categories or are unrated but are of comparable quality and have speculative characteristics or are speculative. Lower-rated or unrated bonds are commonly referred to as "junk bonds." There is no minimum acceptable rating for a security to be purchased or held by the Portfolio, and the Portfolio may, from time to time, purchase or hold securities rated in the lowest rating category and may include bonds in default. It should be borne in mind that credit ratings evaluate the safety of the principal and interest payments, and not the market value of high yield bonds. Further, the value of such bonds is likely to fluctuate over time.


Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. There is an increased risk associated with such lower rated bonds that the issuer of such bonds will default on principal and interest payments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligation to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased. In the event of a restructuring, the Federated High Yield Portfolio may bear additional legal or administrative expenses in order to maximize recovery from an issuer. Additionally, an increase in interest rates may also adversely impact the value of high yield bonds.

                                    SERIES-22

The secondary trading market for lower-rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the portfolio.

The Federated High Yield Portfolio may, from time to time, own zero coupon bonds and pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities (as opposed to cash). The price of zero coupon bonds and pay-in-kind securities is generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds be reported as income to the Federated High Yield Portfolio even though the Federated High Yield Portfolio receives no cash interest until the maturity or payment date of such securities.

Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Federated High Yield Portfolio owns a bond which is called, the Federated Portfolio will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Federated Portfolio.

EVALUATING THE RISKS OF LOWER-RATED SECURITIES. The Federated Portfolio's Subadviser will follow certain steps to evaluate the risks associated with investing in lower-rated securities. These techniques include:

        CREDIT RESEARCH. The Federated High Yield Portfolio's Subadviser will perform its own credit analysis in addition to using nationally recognized statistical rating organizations and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The Federated High Yield Portfolio's Subadviser's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the Federated High Yield Portfolio's investment adviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

        DIVERSIFICATION. The Federated High Yield Portfolio invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

        ECONOMIC ANALYSIS. The Federated High Yield Portfolio's investment adviser will also analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical and analysis of the business cycle can be important.

Achievement of the Federated High Yield Portfolio's investment objectives may be more dependent on the Subadviser's credit analysis of lower rated bonds than would be the case if the Portfolio invested exclusively in higher rated bonds.

                                    SERIES-23

                           FEDERATED STOCK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to provide growth of income and capital by investing principally in a professionally managed and diversified portfolio of common stock of high-quality companies. These companies generally are leaders in their industries and are characterized by sound management and the ability to finance expected growth. While there is no assurance that the Portfolio will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. Unless otherwise noted the investment policies and limitations described below for the Federated Stock Portfolio can be changed without the approval of shareholders.

INVESTMENT POLICIES

The Portfolio's investment approach is based on the conviction that over the long term the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of major corporations. The Portfolio invests primarily in common stocks of companies selected by the Portfolio's Subadviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. Ordinarily, these companies will be in the top 25% of their industries with regard to revenues. However, other factors, such as product position or market share, will be considered by the Portfolio's Subadviser and may outweigh revenues. Other permitted investments include, but are not limited to:

     - preferred stocks, corporate bonds, notes, and warrants of these companies. The prices of fixed income securities generally fluctuate inversely to the direction of interest rates;
     - U.S. government securities;
     - repurchase agreements;
     - reverse repurchase agreements;
     - money market instruments;
     - securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of American Depository Receipts ("ADRs") (in an amount of not more than 10% if its assets);
     - when-issued securities;
     - restricted and illiquid securities;
     - convertible securities;
     - lending of portfolio securities; and
     - temporary bank borrowing.


Regarding the lending of Portfolio securities, the Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions if cash or cash equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Portfolio with respect to the loan is maintained by the borrower with the Portfolio in a segregated account.


See Exhibit A for a more detailed discussion of the above investments.

RISK FACTORS

As with other mutual funds that invest primarily in equity securities, the Federated Stock Portfolio is subject to market risks. That is, the possibility exists that common stocks will decline in value over short or extended periods of time, and equity markets tend to be cyclical, experiencing both periods of when prices generally increase and periods when common stock prices generally decline.

                                    SERIES-24

INVESTMENT RESTRICTIONS

The fundamental investment restrictions of the Federated Stock Portfolio are set forth below. The Federated Stock Portfolio will not:

     - borrow money or pledge securities except, under certain circumstances, the Portfolio may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings;
     - invest more than 5% of its total assets in the securities of one issuer (except cash and cash items and U.S. government securities);
     - acquire more than 10% of the voting securities of any one issuer;
     - invest in real estate, (although the Federated Stock Portfolio may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate).
     - issue senior securities;
     - trade in puts and calls; or
     - underwrite securities.

                              LARGE CAP PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Large Cap Portfolio seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations.

INVESTMENT POLICIES

The Subadviser normally invests at least 65% of the Portfolio's total assets in equity securities of companies with large market capitalizations. For purposes of the Portfolio's investment policies, large market capitalization companies are defined as those companies with market capitalizations of $1 billion or more at the time of the Portfolio's investment. Companies whose market capitalization falls below this level after purchase continue to be considered large-capitalized for purposes of the 65% policy. The Large Cap Portfolio will invest primarily in common stocks. Other investments are allowed, including, but not limited to those described below. The Subadviser, on behalf of the Portfolios, may invest in, or write (as applicable), the following:

     - cash investments;
     - equity securities;
     - debt securities;
     - foreign securities;
     - repurchase agreements;
     - reverse repurchase agreements;

     - various futures contracts and option related techniques and instruments;

     - ADRs;
     - emerging market securities;
     - lending of portfolio securities;
     - real estate related instruments;
     - corporate asset-backed securities;
     - loan participations and other direct indebtedness;
     - indexed securities;
     - short sales "against the box";
     - cash instruments;
     - swap agreements; and
     - restricted securities.

Please review Exhibit A for a detailed discussion of these investment techniques.

                                    SERIES-25

The Portfolio also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes, and to lend portfolio securities.

Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.


The Large Cap Portfolio may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as intended. These techniques include transactions in options (listed on a national exchange) futures and forward contracts on a variety of instruments and indices. The Portfolio seeks to spread investment risk by diversifying its holdings among companies and industries.


The Portfolio may not buy all of these instruments or use all of these techniques, and those described in Exhibit A, to the full extent permitted unless it believes that doing so will help achieve its goals. Current holdings and recent investment strategies are described in the Portfolio's financial reports which are sent to shareholders twice a year.


Purchase of a debt security is consistent with the Portfolio's debt quality policy if it is rated at or above the stated level by Moody's Investors Service, Inc., in the equivalent categories by Standard & Poor's Corporation, or is unrated but judged to be of equivalent quality by the Subadviser. The Portfolio currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets.


The Portfolio may invest in money market securities, in a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by the Subadviser or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.

More detailed information about the Portfolio's investments policies and restrictions is contained in the SAI.

ADJUSTING INVESTMENT EXPOSURE. The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security prices.

RISK FACTORS

Companies with large market capitalizations typically have a large number of publicly held shares and a high trading volume, resulting in a high degree of liquidity. These tend to be quality companies with strong management organizations. Large capitalization companies may have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

The value of the Portfolio's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.

INVESTMENT RESTRICTIONS

Set forth below are the Large Cap Portfolio's fundamental investment policies. The Portfolio may not:

     - with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities of other investment companies or securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio's would hold more than 10% of the outstanding voting securities of that issuer;
     - issue senior securities, except as permitted under the 1940 Act;
     - borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets

                                    SERIES-26

       (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

     - underwrite securities issued by others, except to the extent that the Portfolio may be considered to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

     - purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     - purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities or companies engaged in the real estate business);

     - purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

     - lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

     - the Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all the assets in the securities of a single open-end management investment company managed by the Subadviser or any affiliate or successor with substantially the same investment objective, policies, and limitations as the Portfolio.

THE FOLLOWING INVESTMENT LIMITATIONS ALONG WITH ALL OTHER POLICIES OR LIMITATIONS NOT SPECIFICALLY IDENTIFIED AS FUNDAMENTAL, ARE NOT FUNDAMENTAL.

     - The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     - The Portfolio does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transaction, and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin.


     - The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation definitions). The Portfolio will not borrow money in excess of 25% of net assets so long as this limitation is required for certification by certain state insurance departments. Any borrowings that come to exceed this amount will be reduced within seven days (not including Sundays and holidays) to the extent necessary to comply with the 25% limitation. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Portfolio will not borrow from other funds advised by the Subadviser or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the Portfolio's total assets.


     - The Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or

                                    SERIES-27
       disposed of in the ordinary course of business at approximately the prices at which they are valued.
     - The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) acquiring loans, loan participations (where such participations have not been securitized), or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
     - The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. For the purposes of this limitation pass through entities and other special purpose vehicles or pools of financial assets such as issuers of asset backed securities or investment companies are not considered "business enterprises."
     - The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of the Subadviser who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
     - The Portfolio does not currently intend to invest all of its assets in the securities of a single open-end management investment company sub-advised by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the Portfolio.

                            EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks reasonable income by investing primarily in income-producing equity securities. Normally, at least 65% of the Portfolio's total assets will be invested in these securities. The Portfolio has the flexibility, however, to invest the balance in all types of domestic and foreign securities, including bonds. The Portfolio seeks to achieve a yield that exceeds that of the securities comprising the S&P 500. The Portfolio does not expect to invest in debt securities of companies that do not have proven earnings or credit. When choosing the Portfolio's investments, the Subadviser also considers the potential for capital appreciation.

INVESTMENT POLICIES

The value of the Portfolio's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. The Subadviser may use various investment techniques to hedge the Portfolio's risks, but there is no guarantee that these strategies will work as the Subadviser intends. The Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries.

The Subadviser normally invests the Portfolio's assets according to its investment strategy. The Portfolio also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

                                    SERIES-28

Equity Income Portfolio may engage in trade of certain other securities and use other investment techniques as described more fully in Exhibit A attached hereto including: (i) equity securities; (ii) debt securities; (iii) foreign securities (including ADRs); (iv) repurchase agreements; (v) reverse repurchase agreements;
(vi) restricted securities; (vii) Portfolio lending (viii) various futures and options trading activities and techniques for hedging purposes; (ix) emerging market securities; (x) real estate related instruments; (xi) loan participations and other direct indebtedness; (xii) indexed securities; (xiii) short sales "against the box;" (xiv) cash instruments; and (xv) swap agreements.


The Portfolio may invest in money market securities, in a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by the Subadviser or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.

ADJUSTING INVESTMENT EXPOSURE. The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values.


RISK FACTORS



Lower-quality debt securities (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.



INVESTMENT RESTRICTIONS



The Equity Income Portfolio is subject to the same fundamental and nonfundamental investment limitations as the Large Cap Portfolio described above. Please refer to "Large Cap -- Investment Restrictions" section of this prospectus and to the SAI for a complete discussion of such applicable limitations.


In addition to those limitations, the Equity Income Portfolio will conform its purchases of debt security to a stated debt quality policy. The Portfolio currently intends to limit its investments in lower than Baa-quality debt securities to 20% of its assets. (See Exhibit B for a discussion of rating agency procedures.) For example, the Portfolio may make purchases of lower-rated debt securities if such securities are rated at or above the stated level by Moody's or rated in the equivalent categories of S&P, or is unrated but judged to be of equivalent quality by the Subadviser.


                      DISCIPLINED MID CAP STOCK PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


The investment objective of the Disciplined Mid Cap Stock Portfolio (formerly Mid Cap Disciplined Equity Fund) is to seek growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks.


The investment Subadviser's approach to equity management is designed to provide diversified exposure to the mid and small capitalization segments of the U.S. equity market. Travelers Investment Management Company ("TIMCO") selects stocks with a primarily quantitative screening process that seeks attractive relative value and earnings growth. In order to achieve consistent relative performance, TIMCO manages the portfolio to mirror the overall risk, sector weightings and style characteristics of the Standard & Poor's 400 stock index ("S&P 400 Index"). The S&P 400 Index is a value-weighted stock index consisting of 400 mid-sized U.S. companies.

Stock selection is based on the intersection of various appraisal models reflecting valuation, earnings, and relative price performance. Valuation rankings are derived by comparing price/earnings ratios

                                    SERIES-29
relative to expected long-term earnings growth. Stocks are also ranked on the trend and magnitude of reported earnings, earnings surprises and changes in analysts' earnings estimates. These fundamental appraisal factors are supplemented by an analysis of short-term price changes exhibited by individual securities that deviate significantly from related industry group performance.

Portfolio decision-making follows a disciplined process. Stocks which are ranked favorable by TIMCO's appraisal models are reviewed by a team of senior portfolio managers. A sophisticated risk model is used to evaluate each stock's potential contribution to overall portfolio risk. Stocks that are determined to be underpriced on a risk-adjusted basis are overweighted in the portfolio relative to the S&P 400 Index.

Conversely, TIMCO will sell a stock holding if the earnings outlook for the issuing company becomes less favorable or the stock's valuation is no longer attractive relative to the company's expected growth rate or risk.


The Disciplined Mid Cap Stock Portfolio will use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.


The Portfolio will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, the Portfolio will set aside an amount of cash and cash equivalents equal to the total market value of the futures contact, less the amount of the initial margin. At no time will the Portfolio's transactions in such futures be used for speculative purposes.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolio will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the Securities and Exchange Commission).


The Disciplined Mid Cap Stock Portfolio may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure.


RISK FACTORS


There can, of course, be no assurance that the Portfolio will achieve its investment objective since there is uncertainty in every investment. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security. In addition, there may be more risk associated with the Portfolio to the extent that it invests in small or mid-sized companies. More risk is associated with investment in small or mid-sized companies than with larger companies because such companies may be dependent on only one or two products and may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Small or mid-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, which may affect marketability. The prices of these stocks often fluctuate more than the overall stock market.


FUNDAMENTAL INVESTMENT POLICIES


The investment policies of the Disciplined Mid Cap Stock Portfolio are fundamental and may not be changed without a vote of the majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 ("1940 Act"). These policies permit the Fund to:



     - invest up to 5% of its assets in the securities of any one issuer;


                                    SERIES-30

     - borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;



     - pledge up to 10% of its assets to secure borrowings;



     - invest up to 25% of its assets in the securities of issuers in the same industry; and



     - invest up to 10% of its assets in repurchase agreements maturing in more than seven days and securities for which market quotations are not readily available.


INVESTMENT RESTRICTIONS


The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act. The Disciplined Mid Cap Stock Portfolio may not:



     - invest more than 5% of its total assets, computed at market value, in the securities of any one issuer;



     - invest in more than 10% of any class of securities of any one issuer;



     - invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;



     - borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 33 1/3% of its gross assets computed at cost; while outstanding, a borrowing may not exceed one-third of the value of its net assets, including the amount borrowed; the Portfolio has no intention of attempting to increase its net income by means of borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets of the Portfolio computed at cost;



     - underwrite securities, except that the Portfolio may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Account may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");



     - purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes as described above;



     - invest for the primary purpose of control or management;



     - make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;



     - make loans, except that the Portfolio may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Account's investment objective and policies;



     - invest more than 25% of its total assets in the securities of issuers in any single industry;



     - purchase the securities of any other investment company, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company;



     - invest in interests in oil, gas or other mineral exploration or development programs; or



     - invest more than 5% of its net assets in warrants, valued at the lower of cost or market; warrants acquired by the Account in units or attached to securities will be deemed to be without value with regard to this restriction. The Portfolio is subject to restrictions in the sale of portfolio


                                    SERIES-31
securities to, and in its purchase or retention of securities of, companies in which the management personnel of TIMCO have a substantial interest.


The Portfolio may make investments in an amount of up to 15% of the value of its net assets in restricted securities which may not be publicly sold without registration under the 1933 Act.



                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND POLICIES



The Disciplined Small Cap Stock Portfolio seeks long term capital appreciation by investing primarily (at least 65% of its total assets) in the common stocks of U.S. Companies with relatively small market capitalizations at the time of investment. Companies with relatively small market capitalization are defined as those which fall in the lowest 20% of market capitalization of publicly traded companies in the U.S. with market values above $100 million. Stocks will be selected based on a disciplined quantitative screening process that seeks a combination of attractive relative value and earnings growth.



In order to provide consistent relative performance, the Portfolio will hold a portfolio that is comparable to the Russell 2500 Stock Index in terms of overall risk, economic sector weightings, and market capitalization. The Russell 2500 is a broad-based index of the smaller cap segment of the U.S. stock market. By linking its investment strategy to the Russell 2500 Stock Index, the Portfolio will provide diversified exposure to the universe of stocks that comprise the lowest 25% of market capitalization of publicly traded companies in the U.S. with market values of greater than $100 million. However, the Portfolio is not an index fund and is not limited to investing in the stocks that comprise the Russell 2500 Stock Index. Over time, the Portfolio is expected to exhibit performance volatility that is similar to that of the Russell 2500 Stock Index. Of course, there can be no assurance the Portfolio's total return, before or after expenses, will match or exceed that of the Russell 2500 Stock Index.



The Portfolio's active investment strategy focuses primarily on individual stock selection. In selecting the Portfolio's holdings, the Subadviser will apply a number of computerized investment models to identify stocks that have a high probability of outperforming their respective industry/sector peer groups within the Russell 2500. These investment models incorporate a diverse set of valuation, earnings and relative price variables to produce a comprehensive appraisal profile on every stock in the universe of securities described above. Stocks that are determined to be attractive based on a combination of quantitative and fundamental criteria will be overweighted relative to the benchmark index. In general, the discipline will favor stocks that demonstrate an improving trend of earnings and also appear attractive based on measures of fundamental value. While these securities have the potential to outperform the securities represented in the Russell 2500, they may in fact be more volatile or have a lower return than the benchmark index. Although equity securities have historically demonstrated long-term growth in value, their prices fluctuate based on changes in a company's financial condition and general economic conditions. This is especially true in the case of smaller companies.



Under normal circumstances, the Portfolio will seek to maintain full exposure to the stock market. Other investments are allowed, including, but not limited to, those described below. The description of these techniques and the associated risks appears in Exhibit A. Subject to the investment restrictions set forth below, the Disciplined Small Cap Stock Portfolio may invest in or engage in the following:



     - short-term money market instruments including:


     - U.S. government securities,


     - certificates of deposit,


     - time deposits,


                                    SERIES-32

     - bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions,


     - high-grade commercial paper,


     - repurchase agreements; and


     - exchange-traded stock index futures contracts (the Portfolio will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of assets, after taking into account unrealized profits and losses and any such contracts which it is entered into.) The Portfolio expects that risk management transactions involving futures contacts will not impact more than twenty percent (20%) of its assets at any one time.


     - real estate investment trust securities


     - securities lending (not to exceed 33 1/3% of the Portfolio's total assets)


     - leveraging (i.e., temporary bank borrowing, in an amount not to exceed 33 1/3% of the total value of its assets less its liabilities)



RISK FACTORS



The Portfolio is expected to remain fully invested in common stocks to the extent practicable, and is therefore subject to the general risk of the stock market. The Portfolio will invest in stocks of smaller companies that may individually exhibit more price volatility than the broad market averages. Moreover, the Portfolio will invest in stocks of growth-oriented companies that intend to reinvest earnings rather than pay dividends. As a result, dividend income is not expected to be a significant component of the Portfolio's total return. The Portfolio will make investments in stocks that may at times have limited market liquidity and whose purchase or sale would result in above average transaction costs. Another factor which would increase the fundamental risk of investing in smaller companies is the lack of publicly available information due to their relatively short operating record as public companies. The Portfolio may not be appropriate for all investors.



PORTFOLIO TURNOVER



The Portfolio intends generally to purchase securities for long-term capital appreciation. The Portfolio's annual portfolio turnover rate is not expected to exceed 150%; however, the actual portfolio turnover rate will vary from year to year. Higher portfolio turnover rates may result in corresponding increases in brokerage commission. The Subadviser considers these effects when evaluating the anticipated benefits of trading the Portfolio's holdings.



INVESTMENT RESTRICTIONS



The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio as defined in the 1940 Act. The Portfolio may not:



     - invest 25% or more of its total assets in any one industry;



     - borrow amounts in excess of 33 1/3% of its gross assets (taken at the lower of cost or market value), except that as a temporary measure for extraordinary or emergency purposes, the Portfolio may borrow up to 5% more;



     - issue senior securities;



     - make loans, except that the Portfolio may purchase debt securities, may enter into repurchase agreements, and may lend its securities;



     - underwrite the securities of other issuers, except insofar as the Portfolio may technically be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act") in the disposition of a portfolio security;



     - invest for the primary purpose of control or management;



     - purchase real estate or interests in real estate, other than securities secured by real estate, participation therein or real estate investment trusts and similar instruments;


                                    SERIES-33

     - purchase or sell commodities or commodities contracts except for hedging purposes;



     - make any short sale of securities, except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Portfolio's total assets and the Portfolio's aggregate short sales of a particular class of an issuer's securities to not exceed 25% of the then outstanding securities of that class of the issuer's securities;



     - purchase any security (other than U.S. obligations) such that (a) more than 25% of the Portfolio's total assets would be invested in securities of a single issuer or (b) as to 75% of the Portfolio's total assets (i) more than 5% of the Portfolio's total assets would be then invested in securities of a single issuer or (ii) the Portfolio would own more than 10% of the voting securities of a single issuer; or



     - invest up to 15% of its assets in illiquid securities.


                               PORTFOLIO TURNOVER
--------------------------------------------------------------------------------


Although none of the Portfolios intend to invest for the purpose of seeking short-term profits, securities held by each Portfolio will be sold whenever the Portfolio's investment adviser or Subadviser believes it is appropriate to do so in light of the Portfolio's investment objective, without regard to the length of time a particular security may have been held. For 1997, the Portfolio turnover rates were as follows: Quality Bond Portfolio, 295%; Lazard International Stock Portfolio, 22%; MFS Emerging Growth Portfolio, 94%; Federated High Yield Portfolio, 43%; Federated Stock Portfolio, 74%; Large Cap Portfolio, 60%; Equity Income Portfolio, 52%, and the Disciplined Mid Cap Stock Portfolio, 74%.



For 1998, the following Portfolios expect to have the portfolio turnover rates listed: Convertible Bond Portfolio, 50%; MFS Mid Cap Growth Portfolio, 150% and Disciplined Small Cap Stock Portfolio, 150%.


                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Under Massachusetts law, the Series Trust's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Series Trust. Subject to the provisions of the Declaration of Trust, the business and affairs of the Series Trust shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

                               INVESTMENT MANAGER
--------------------------------------------------------------------------------


As described above, the Board of Trustees monitors the activities of those entities which provide investment management and Subadvisory services to the Portfolios. The Travelers Asset Management International Corporation ("TAMIC," also referred to throughout this prospectus as the "Investment Adviser") provides investment supervision to the Portfolios described herein (with the exception of the Convertible Bond Portfolio and the Quality Bond Portfolio) in accordance with each Portfolio's investment objectives, policies and restrictions. TAMIC'S responsibilities generally include the following:



     (1) engaging the services of one or more firms to serve as investment adviser to the Portfolios;



     (2) reviewing from time to time the investment policies and restrictions of the Portfolios in light of the Portfolio's performance and otherwise and after consultation with the Board, recommending any appropriate changes to the Board;


     (3) supervising the investment program prepared for the Portfolios by the Subadviser;


     (4) monitoring, on a continuing basis, the performance of the Portfolio's securities;

                                    SERIES-34

     (5) arranging for the provision of such economic and statistical data as TAMIC shall determine or as may be requested by the Board; and



     (6) providing the Board with such information concerning important economic and political developments as TAMIC deems appropriate or as the Board requests.



TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group, Inc., and its principal offices are located at One Tower Square, Hartford, Connecticut, 06183. In addition to providing investment advice to the Portfolio, TAMIC also acts as investment adviser for other investment companies used to fund variable insurance products. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts and non-affiliated insurance companies. For serving as investment adviser to the Trust, TAMIC receives a fee, equal to the average daily net asset value of each of the Portfolios, as shown in the table below. Additionally, TAMIC provides investment advisory services to the Travelers Quality Bond Portfolio, and Convertible Bond Portfolio.





----------------------------------------------------------------------------------------------------------
                                                          ADVISORY FEE
                                                          PAID TO TAMIC      SUBADVISORY FEE
                                                       (% OF AVERAGE DAILY    PAID BY TAMIC
                      PORTFOLIO                            NET ASSETS)       TO SUBADVISERS    EXPENSE CAP
----------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio.....................        0.3233%                N/A           0.75%
Lazard International Stock Portfolio.................         0.825%              0.475%          1.25%
MFS Emerging Growth Portfolio........................          0.75%              0.375%          0.95%
MFS Mid Cap Growth Portfolio.........................          0.80%              0.375%          1.00%
Federated High Yield Portfolio.......................          0.65%               0.40%          0.95%
Federated Stock Portfolio............................         0.625%              0.375%          0.95%
Large Cap Portfolio..................................          0.75%               0.45%          0.95%
Equity Income Portfolio..............................          0.75%               0.45%          0.95%
Disciplined Mid Cap Stock Portfolio..................          0.70%               0.35%          0.95%
Disciplined Small Cap Stock Portfolio................          0.80%               0.40%          1.00%
Convertible Bond Portfolio...........................          0.60%                N/A           0.80%



CONVERTIBLE BOND PORTFOLIO
PORTFOLIO MANAGER



David A. Tyson, PhD, CFA is primarily responsible for the day-to-day operations of the Portfolio, including making the investment decisions. Mr. Tyson is currently Executive Vice President of the Travelers Investment Group. He joined The Travelers in 1985 and TAMIC in 1994. He previously spent seven years with the Equitable Investment Management Corporation where he was responsible for quantitative equity research and new product development.



QUALITY BOND PORTFOLIO
PORTFOLIO MANAGER



The Portfolio is managed by F. Denney Voss. Mr. Voss joined The Travelers Insurance Company in 1980 and currently Mr. Voss is an Executive Vice President of The Travelers Insurance Company. Mr. Voss is also a Senior Vice President of TAMIC. Mr. Voss has also managed TAMIC's Quality Bond Account for Variable Annuities since March 1995 and has been responsible for managing the Travelers portfolios backing general account insurance products since August 1994. Prior to transferring to the Travelers Securities Department in 1994, Mr. Voss performed various sales and trading functions for Smith Barney Inc., a Travelers Group subsidiary.


                             INVESTMENT SUBADVISERS
--------------------------------------------------------------------------------

GENERAL

Under the terms of the Investment Advisory and Subadvisory Agreements, the Subadviser provides an investment program for the Portfolios. The Subadvisers make all determinations with respect to the purchase and sale of the portfolio securities (subject to the terms and conditions of the investment

                                    SERIES-35
objectives, policies, and restrictions of the Portfolio and to the supervision of the Board of Trustees and TAMIC) and places, in the name of the Portfolio, call orders for execution of the portfolio transactions. In addition, only Fidelity Management Resource, Inc. ("FMR") and Lazard Asset Management ("Lazard") also execute the orders, while MFS and Federated only place the orders for TAMIC to execute.



For services rendered to the Portfolios, the Subadvisers charge a fee to TAMIC, as shown in the table above. The Portfolios do not pay the Subadvisers' fee nor any part thereof, nor will they have any obligation or responsibility to do so. The Subadvisory fees that TAMIC pays to the various Subadvisers are not dependent on the particular Portfolio's performance.



LAZARD INTERNATIONAL STOCK PORTFOLIO
SUBADVISER: LAZARD ASSET MANAGEMENT



Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112, has entered into an investment subadvisory agreement (the "Lazard Subadvisory Agreement") on behalf of the Portfolio with TAMIC to provide subadvisory services to the Lazard International Stock Portfolio. Pursuant to the Lazard Subadvisory Agreement, Lazard regularly will provide the Portfolio with investment research, advice and supervision and continuously furnish an investment program for the Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.



Lazard Asset Management is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the Securities and Exchange Commission and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services in addition to asset management services.



MANAGEMENT OF LAZARD PORTFOLIO



Herbert Gullquist is primarily responsible for the day-to-day management of the assets of the Portfolio. Mr. Gullquist is a Managing Director and a Vice Chairman of Lazard Freres, and is the Chief Investment Officer of Lazard, and has been with the Subadviser since 1982. He has been the President of The Lazard Funds, Inc. and Lazard Retirement Series, Inc., which include several mutual funds including the Lazard International Equity Portfolio, a publicly traded mutual fund offered by Lazard Freres since that fund's inception in 1991.



MFS EMERGING GROWTH AND MFS MID CAP GROWTH PORTFOLIOS
SUBADVISER: MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")



Massachusetts Financial Services Company is a registered investment adviser that, along with its predecessor organizations, has provided investment advisory services since 1924. Its principal offices are located at 500 Boylston St., Boston, Massachusetts. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., a wholly owned subsidiary of Sun Life Assurance Company of Canada. MFS also acts as investment adviser or subadviser for other investment companies used to fund variable products.



MANAGEMENT OF MFS EMERGING GROWTH PORTFOLIO



John W. Ballen, an Executive Vice President of MFS, serves as a co-manager of the MFS Emerging Growth Portfolio and in such capacity Mr. Ballen is charged with responsibility for the day-to-day operations of the MFS Emerging Growth Portfolio. Mr. Ballen has been employed as a portfolio manager by MFS since 1984. Mr. Ballen is a graduate of Harvard College, University of New South Wales, and Stanford University Graduate School of Business Administration.



Also charged with management of the Fund is Toni Y. Shimura, who joined MFS in 1987 as a member of the Research Department. A graduate of Wellesley College and the Sloan School of Management at the Massachusetts Institute of Technology, she was named Investment Officer in 1990, Assistant Vice President -- Investments in 1991, and Vice President -- Investments in 1992. She has also managed MFS Emerging Growth Series, a retail Mutual Fund Series, since November 1995.


                                    SERIES-36

MANAGEMENT OF MFS MID CAP GROWTH PORTFOLIO


The investment professional responsible for the daily operations of the MFS Mid Cap Growth Portfolio is Mark Regan. Mr. Regan is a Vice President of MFS and has been employed by MFS as a portfolio manager since 1989.


FEDERATED HIGH YIELD PORTFOLIO
SUBADVISER: FEDERATED INVESTMENT COUNSELING


Federated Investment Counseling ("Federated") a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the 1940 Act. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.



Federated and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $140 billion invested across more than 370 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,200 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,700 financial institutions nationwide.



Pursuant to an agreement between TAMIC and Federated, Federated acts as the Subadviser for the Federated High Yield Portfolio. In its capacity as Subadviser, Federated continually conducts investment research and supervision for the Federated Portfolio and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the investment adviser.



MANAGEMENT OF THE FEDERATED HIGH YIELD PORTFOLIO



Mark E. Durbiano serves as the Federated High Yield Portfolio manager along with Constantine Kartsonas. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of an affiliate of the Portfolio's subadviser since January, 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of an affiliate of Federated. Mr. Durbiano is a Chartered Financial Analyst and received his MBA in Finance from the University of Pittsburgh.



Mr. Kartsonas joined Federated Investors in 1994 as an Investment Analyst and has been an Assistant Vice President of the Portfolio's subadviser since January 1997. From 1990 to 1993, he served as an Operations Analyst at Lehman Brothers. Mr. Kartsonas earned his M.B.A., with a concentration in economics, from the University of Pittsburgh in 1994.


FEDERATED STOCK PORTFOLIO
SUBADVISER: FEDERATED INVESTMENT COUNSELING


Federated also serves as the Subadviser to the Federated Stock Portfolio. (See "Federated High Yield Portfolio--Background" above for a discussion of Federated.)



Federated serves as Subadviser to the Federated Stock Portfolio pursuant to an agreement between itself and TAMIC. Pursuant to this agreement, Federated will continually conduct investment research and supervision for the Portfolio and is responsible for the purchase or sale of portfolio instruments.



MANAGEMENT OF FEDERATED STOCK PORTFOLIO



Michael P. Donnelly serves as co-manager for the Federated Stock Portfolio. He joined Federated Investors in 1989 as Investment Analyst and has been a Vice President of the Portfolio's Subadviser since 1994. He served as an Assistant Vice President of an affiliate of the Portfolio's Subadviser from 1992 to 1994. Mr. Donnelly is a Chartered Financial Analyst and received his M.B.A. from the University of Virginia.


                                    SERIES-37

Scott B. Schermerhorn serves as the Federated Stock Portfolio's co-manager. Mr. Schermerhorn joined Federated Investors in 1996 as Vice President of an affiliate of the Subadviser. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J W Seligman & Co., Inc. Mr. Schermerhorn received his M.B.A. in Finance and International Business from Seton Hall University.


LARGE CAP PORTFOLIO
SUBADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY


Fidelity Management & Research Company ("FMR"), pursuant to a Subadvisory Agreement with TAMIC, serves as the investment Subadviser to the Large Cap Portfolio. FMR is an investment adviser registered as such with the SEC. Its principal office is located at 82 Devonshire Street, Boston, MA 02109-3614.


All of the stock of FMR is owned by FMR Corp., its parent company organized in 1972. Through ownership of voting common stock and the execution of a shareholders' voting agreement, Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR Corp.



FMR has sub-subadvisory agreements with FMR U.K. and FMR Far East. TAMIC is also a party to these agreements in its capacity as Investment Adviser. These sub-Subadvisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-subadvisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing such services.


The sub-Subadvisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 60% of its management fee rate with respect to a Portfolio's investments that the sub-Subadviser manages on a discretionary basis.

MANAGEMENT OF LARGE CAP PORTFOLIO


Karen Firestone is the manager of Large Cap Portfolio. Ms. Firestone also manages earnings growth portfolios for Fidelity Management Trust Company and serves as portfolio manager for Fidelity Large Cap Stock Fund and as a portfolio assistant for Fidelity Advisor Equity Growth Fund and Fidelity Variable Insurance Products (VIP) Fund: Growth Portfolio. Ms. Firestone joined Fidelity in 1983. Ms. Firestone received a bachelor of arts degree in economics, magna cum laude, from Harvard College in 1977 and an M.B.A. from Harvard Business School in 1983.


EQUITY INCOME PORTFOLIO
SUBADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY


FMR, pursuant to a Subadvisory Agreement with TAMIC, also serves as the Subadviser to the Equity Income Portfolio. See "Large Cap
Portfolio - Subadviser: Fidelity Resource Management" above for a discussion of FMR.



Stephen Petersen is manager of Equity Income Portfolio. He also manages Fidelity Equity Income Fund, a publicly traded mutual fund. Mr. Petersen is also Senior Vice President of Fidelity Management Trust Company. Previously, he was vice president and manager of several trust accounts. Mr. Petersen joined Fidelity in October 1980.



DISCIPLINED MID CAP STOCK PORTFOLIO AND DISCIPLINED SMALL CAP STOCK PORTFOLIO
SUBADVISER: TRAVELERS INVESTMENT MANAGEMENT COMPANY (TIMCO)



The subadviser to the Portfolios is Travelers Investment Management Company (TIMCO), a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is a wholly owned subsidiary of Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc. TIMCO also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for affiliated companies of The Travelers Insurance Company. For its investment subadvisory


                                    SERIES-38
services, TIMCO receives a fee from TAMIC equal, on an annual basis, to 0.35% of the Disciplined Mid Cap Stock Portfolio's average daily net assets, and 0.375% of the Disciplined Small Cap Stock Portfolio's average daily net assets.



MANAGEMENT OF DISCIPLINED MID CAP STOCK PORTFOLIO



The investment professionals responsible for the daily operations of the Fund are Sandip A. Bhagat and Jacob E. Hurwitz.



Mr. Bhagat is President, Chief Executive Officer and a director of TIMCO. He has been with Travelers since 1987. In addition to a Bachelors of Science degree from the University of Bombay, he also earned two Masters degrees (in Chemical Engineering and in Finance) from the University of Connecticut. Mr. Bhagat was designated a Chartered Financial Analyst in 1991.


Mr. Hurwitz is a senior portfolio manager for TIMCO. He has been with Travelers since 1986. Mr. Hurwitz earned a Bachelors of Arts degree from Vanderbilt University and two Masters degrees; one from the University of California (History) and one from New York University (Business Administration: Finance and International Business). Mr. Hurwitz received his Chartered Financial Analyst designation in 1987.


MANAGEMENT OF DISCIPLINED SMALL CAP STOCK PORTFOLIO



TIMCO, located at One Tower Square, Hartford, CT 06183-2030 serves as the Portfolio's investment subadviser. The Subadviser, a registered investment adviser since 1971, has been in the investment counseling business since 1967 and renders investment advice to a number of institutional accounts as well as various registered investment companies and insurance company separate accounts that had total assets under management as of December 31, 1997 in excess of $1.3 billion. Subject to the supervision and direction of the Fund's Board of Trustees, the Subadviser manages the Portfolio in accordance with the Portfolio's stated investment objective and policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Portfolio.



Sandip Bhagat, president and chief executive officer, of TAMIC is primarily responsible for the day-to-day operations of the Portfolio, including making all investment decisions.



                              FUND ADMINISTRATION

--------------------------------------------------------------------------------


The Series Trust, on behalf of all Portfolios (except Large Cap and Equity Income), entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the portfolios at an annualized rate of .06% of the daily net assets of the Portfolios. The Travelers Insurance Company at its expense may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.


The Series Trust, on behalf of the Large Cap Portfolio and Equity Income Portfolio entered into a Service Agent Agreement with Fidelity Service Company to provide pricing and bookkeeping services to the two Portfolios at an annualized rate of .06% of the daily net assets of the Portfolios under $500 million, and .03% over $500 million. There is a minimum total annual fee of $60,000 per Portfolio.

The Series Trust has entered into a sub-contract with Fidelity Investments Institutional Operations Company ("FIIOC"), an affiliate of FMR, under the terms of which FIIOC performs certain transfer and dividend-disbursing services for Large Cap and Equity Income Portfolios.


                            SECURITIES TRANSACTIONS

--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, the Subadvisers select broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute

                                    SERIES-39
portfolio transactions for the Portfolios, the Subadvisers may follow a policy of considering as a factor the number of shares of a Portfolio sold by such broker-dealers. In addition, broker-dealers may from time to time be affiliated with the Series Trust, the investment advisers or their affiliates.

The Portfolios may pay higher commissions to broker-dealers which provide research services. The Subadvisers may use these services in advising the Portfolios, as well as in advising their other clients.

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, the other principal expenses of the Series Trust and the Portfolios include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Series Trust or the Board of Trustees; the compensation for the unaffiliated members of the Board of Trustees; the costs of printing and mailing the Series Trust's prospectus, proxy solicitation materials, and annual, semiannual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Series Trust and its shares under federal and state securities laws. Higher portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolios, as well as additional gains and/or losses to shareholders.


Pursuant to a Management Agreement dated May 1, 1993, (and its subsequent amendments) between the Series Trust and the Company, the Company agreed to reimburse the Series Trust for the amount by which each Portfolio's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed a certain maximum percentage of each Portfolio's average net assets for any fiscal year. These expense caps are shown in the table above in the "Investment Manager" section. This agreement will remain in effect until terminated by either party upon sixty days' notice.


                           SHARES OF THE SERIES TRUST
--------------------------------------------------------------------------------


The Series Trust currently issues one class of shares divided into 21 separate series. Under the Declaration of Trust, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Series Trust. All shares of each series of the Series Trust have equal voting, dividend and liquidation rights. When issued and paid for, the shares will be fully paid and nonassessable by the Series Trust and will have no preference, conversion, exchange or preemptive rights.


Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in fundamental investment restrictions, but shares of all series vote together in the election of Trustees and the selection of accountants. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Shares of the Series Trust are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company. Shares are not sold to the general public. The Trust reserves the right to reject any purchase request. Shares of the Series Trust are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Series Trust's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

Under Massachusetts law, it is possible that a shareholder of any series may be held personally liable for a Portfolio's obligations. However, the Series Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the Series Trust's obligations and provides

                                    SERIES-40
indemnification from Series Trust assets for any shareholder held personally liable for the Series Trust's obligations. Disclaimers of such liability are included in each agreement entered into by the Series Trust or its Portfolios.

Although the Series Trust is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Series Trust's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Series Trust due to differences in tax treatment, management of the Trust's investments, or other considerations. The Series Trust's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

                                NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value of a Portfolio share is computed as of the close of trading on each day on which the New York Stock Exchange is open for trading, except on days when changes in the value of the Portfolio's securities do not affect the current net asset value of its shares. The net asset value per share is arrived at by determining the value of the Portfolio's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Portfolios value short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. All other investments are valued at market value, or where market quotations are not readily available, at fair value as determined in good faith by the Series Trust's Board of Trustees or by a committee appointed by the Trustees. The procedure set forth above need not be used to determine the value of the securities owned by a portfolio if, in the opinion of the Trustees or the committee appointed by the Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded off an exchange) would more accurately reflect the fair market value of such securities.

Full and fractional shares of the Portfolios may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt by the Portfolio of a proper redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Portfolio's securities between purchase and redemption.

The Portfolio computes the redemption value at the close of the New York Stock Exchange ("Exchange") at the end of the day on which they have received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

The Series Trust or the Portfolio may temporarily suspend the right to redeem their shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                    SERIES-41

                                   TAX STATUS
--------------------------------------------------------------------------------

The Series Trust and its Portfolios have qualified and intend to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. A Portfolio qualifies if, among other things, it distributes to its shareholders at least 90% of its investment company taxable income during each fiscal year.

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Capital gains and dividends are distributed in cash or reinvested in additional shares of a Portfolio without a sales charge. Although purchasers of variable contracts are not currently subject to federal income taxes on distributions made by the Portfolios, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Series Trust or the Portfolios.


                              YEAR 2000 COMPLIANCE

--------------------------------------------------------------------------------


Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and results of operations of a company; investment advisor, separate account and/or a mutual fund could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.



Travelers Life and Annuity and its affiliates have investigated the nature and extent of the work required for computer systems to process beyond the turn of the century, and have made progress toward achieving this goal, including upgrading and/or replacing existing systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Series Trust.


                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


Except as otherwise stated in this Prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.




                                    SERIES-42

                                   EXHIBIT A
--------------------------------------------------------------------------------


INVESTMENT TECHNIQUES AT A GLANCE



The following types of investments and investment techniques are available to the Portfolios. Please refer to the investment objective and policies of each Portfolio for a list of available investments.





                                                              TRAVELERS     LAZARD         MFS
                                                 CONVERTIBLE   QUALITY   INTERNATIONAL  EMERGING   MFS MID CAP
                                                    BOND        BOND         STOCK       GROWTH      GROWTH
             INVESTMENT TECHNIQUE                 PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO
--------------------------------------------------------------------------------------------------------------
Short-Term Money Market Instruments                   X           X            X            X           X
--------------------------------------------------------------------------------------------------------------
Bankers Acceptances                                   X           X                         X           X
--------------------------------------------------------------------------------------------------------------
Certificates of Deposit                               X           X            X            X           X
--------------------------------------------------------------------------------------------------------------
U.S. Government Obligations                           X           X            X            X           X
--------------------------------------------------------------------------------------------------------------
Equity Securities                                     X           X            X            X           X
--------------------------------------------------------------------------------------------------------------
Debt Securities                                       X           X            X            X           X
--------------------------------------------------------------------------------------------------------------
Floating & Variable Rate Instruments                  X           X            X            X           X
--------------------------------------------------------------------------------------------------------------
Variable Amount Master Demand Notes                   X           X            X            X           X
--------------------------------------------------------------------------------------------------------------
Repurchase Agreements                                 X           X            X            X           X
--------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                         X           X            X            X           X
--------------------------------------------------------------------------------------------------------------
When-Issued Securities                                X           X            X            X           X
--------------------------------------------------------------------------------------------------------------
Futures Contracts                                     X           X            X            X           X
--------------------------------------------------------------------------------------------------------------
Commercial Paper                                      X           X            X            X           X
--------------------------------------------------------------------------------------------------------------
Writing Covered Call Options                          X                        X            X           X
--------------------------------------------------------------------------------------------------------------
Buying Put and Call Options                           X                        X            X           X
--------------------------------------------------------------------------------------------------------------
Options on Stock Indices                                                       X            X           X
--------------------------------------------------------------------------------------------------------------
Index Futures Contracts                               X                        X            X           X
--------------------------------------------------------------------------------------------------------------
Options on Index Futures Contracts                    X                        X            X           X
--------------------------------------------------------------------------------------------------------------
Forward Contracts on Foreign Currency                                          X            X           X
--------------------------------------------------------------------------------------------------------------
Options on Foreign Currencies                                                  X            X           X
--------------------------------------------------------------------------------------------------------------
Foreign Securities                                    X                        X            X           X
--------------------------------------------------------------------------------------------------------------
American Depository Receipts                                                   X            X           X
--------------------------------------------------------------------------------------------------------------
Emerging Market Securities                            X                        X            X           X
--------------------------------------------------------------------------------------------------------------
Lending Portfolio Securities                          X                        X            X           X
--------------------------------------------------------------------------------------------------------------
Temporary Bank Borrowing                              X           X            X            X           X
--------------------------------------------------------------------------------------------------------------
Letters of Credit                                     X           X            X            X           X
--------------------------------------------------------------------------------------------------------------
Investment in Unseasoned Companies                    X           X            X            X           X
--------------------------------------------------------------------------------------------------------------
Real Estate-Related Instruments                       X           X            X            X           X
--------------------------------------------------------------------------------------------------------------
Corporate Asset-Backed Securities                     X           X                         X           X
--------------------------------------------------------------------------------------------------------------
Asset-Backed Mortgage Securities                      X           X
--------------------------------------------------------------------------------------------------------------
Loan Participations                                                                         X
--------------------------------------------------------------------------------------------------------------
Other Direct Indebtedness                                                                   X
--------------------------------------------------------------------------------------------------------------
Investment Company Securities                         X           X            X                        X
--------------------------------------------------------------------------------------------------------------
Affiliated Bank Transactions
--------------------------------------------------------------------------------------------------------------
Indexed Securities                                    X           X            X
--------------------------------------------------------------------------------------------------------------
Short Sales "Against the Box"                         X                        X
--------------------------------------------------------------------------------------------------------------
Swap Agreements
--------------------------------------------------------------------------------------------------------------
Convertible Securities                                X           X            X            X
--------------------------------------------------------------------------------------------------------------
Restricted or Illiquid Securities                     X           X            X            X           X
--------------------------------------------------------------------------------------------------------------



                                               (C) 1998 Travelers Life & Annuity


                                    SERIES-43

                                                                                         DISCIPLINED  DISCIPLINED
                                            FEDERATED   FEDERATED    LARGE     EQUITY      MID CAP     SMALL CAP
                                            HIGH YIELD    STOCK       CAP      INCOME       STOCK        STOCK
           INVESTMENT TECHNIQUE             PORTFOLIO   PORTFOLIO  PORTFOLIO  PORTFOLIO   PORTFOLIO    PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
Short-Term Money Market Instruments             X           X          X          X           X            X
-----------------------------------------------------------------------------------------------------------------
Bankers Acceptances                             X           X          X          X           X            X
-----------------------------------------------------------------------------------------------------------------
Certificates of Deposit                         X           X          X          X           X            X
-----------------------------------------------------------------------------------------------------------------
U.S. Government Obligations                     X           X          X          X           X            X
-----------------------------------------------------------------------------------------------------------------
Equity Securities                               X           X          X          X           X            X
-----------------------------------------------------------------------------------------------------------------
Debt Securities                                 X           X          X          X           X
-----------------------------------------------------------------------------------------------------------------
Floating & Variable Rate Instruments            X           X          X          X           X            X
-----------------------------------------------------------------------------------------------------------------
Variable Amount Master Demand Notes             X           X          X          X           X            X
-----------------------------------------------------------------------------------------------------------------
Repurchase Agreements                           X           X          X          X           X            X
-----------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                   X           X          X          X           X            X
-----------------------------------------------------------------------------------------------------------------
When-Issued Securities                          X           X          X          X           X            X
-----------------------------------------------------------------------------------------------------------------
Futures Contracts                                           X          X          X           X            X
-----------------------------------------------------------------------------------------------------------------
Commercial Paper                                X           X          X          X           X            X
-----------------------------------------------------------------------------------------------------------------
Writing Covered Call Options                    X                      X          X           X            X
-----------------------------------------------------------------------------------------------------------------
Buying Put and Call Options                     X                      X          X           X            X
-----------------------------------------------------------------------------------------------------------------
Options on Stock Indices                                    X          X          X           X            X
-----------------------------------------------------------------------------------------------------------------
Index Futures Contracts                                     X          X          X           X            X
-----------------------------------------------------------------------------------------------------------------
Options on Index Futures Contracts                          X          X          X           X            X
-----------------------------------------------------------------------------------------------------------------
Forward Contracts on Foreign Currency                                  X          X
-----------------------------------------------------------------------------------------------------------------
Options on Foreign Currencies                                          X          X
-----------------------------------------------------------------------------------------------------------------
Foreign Securities                              X           X          X          X
-----------------------------------------------------------------------------------------------------------------
American Depository Receipts                    X           X          X          X
-----------------------------------------------------------------------------------------------------------------
Emerging Market Securities                      X           X          X          X
-----------------------------------------------------------------------------------------------------------------
Lending Portfolio Securities                    X           X          X          X           X            X
-----------------------------------------------------------------------------------------------------------------
Temporary Bank Borrowing                        X           X          X          X           X            X
-----------------------------------------------------------------------------------------------------------------
Letters of Credit                               X           X          X          X           X            X
-----------------------------------------------------------------------------------------------------------------
Investment in Unseasoned Companies              X           X          X          X           X            X
-----------------------------------------------------------------------------------------------------------------
Real Estate-Related Instruments                 X           X          X          X           X            X
-----------------------------------------------------------------------------------------------------------------
Corporate Asset-Backed Securities               X                      X          X           X
-----------------------------------------------------------------------------------------------------------------
Asset-Backed Mortgage Securities                X
-----------------------------------------------------------------------------------------------------------------
Loan Participations                             X                      X          X
-----------------------------------------------------------------------------------------------------------------
Other Direct Indebtedness                       X                      X          X
-----------------------------------------------------------------------------------------------------------------
Investment Company Securities                   X           X          X          X           X
-----------------------------------------------------------------------------------------------------------------
Affiliated Bank Transactions                                           X          X
-----------------------------------------------------------------------------------------------------------------
Indexed Securities                                                     X          X
-----------------------------------------------------------------------------------------------------------------
Short Sales "Against the Box"                   X                      X          X                        X
-----------------------------------------------------------------------------------------------------------------
Swap Agreements                                                        X          X
-----------------------------------------------------------------------------------------------------------------
Convertible Securities                                      X
-----------------------------------------------------------------------------------------------------------------
Restricted or Illiquid Securities               X           X          X          X           X            X
-----------------------------------------------------------------------------------------------------------------



                                               (C) 1998 Travelers Life & Annuity


                                    SERIES-44

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND
               INVESTMENT TECHNIQUES AVAILABLE TO THE PORTFOLIOS


CASH INSTRUMENTS


The Portfolios may invest temporarily in cash and cash items during times of unusual market conditions for defensive purposes and to maintain liquidity. Cash items may include, but are not limited to, obligations such as: commercial paper (generally lower-rated); short-term notes; obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities (see "U.S. Government Obligations" below).

SHORT-TERM MONEY MARKET INSTRUMENTS


Certain Portfolios, may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments may include (i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's or, if not rated, determined by the Investment Subadviser to be of comparable quality to those rated obligations which may be purchased by the Portfolios.



CERTIFICATES OF DEPOSIT



Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.



Certificates of deposit will be limited to U.S. dollar denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the FDIC).



BANKERS' ACCEPTANCES



Bankers' Acceptances are short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted " by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.


U.S. GOVERNMENT OBLIGATIONS

All of the Portfolios may invest in direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by the full faith and credit of the U.S. Treasury.


Certain Portfolios may also invest in U.S. Government obligations which may not always receive financial support from the U.S. government including obligations of the: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.


                                    SERIES-45

EQUITY SECURITIES


By definition, equity securities include common stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.



Certain Portfolios may invest in debt obligations which involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).


DEBT SECURITIES

Additionally, the Portfolios' investments may be made in bonds and other debt instruments used by issuers to borrow money from investors. Debt instruments involve the promise, by the issuer of the instrument to pay the investor a fixed or variable rate of interest. Such repayment will occur at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial condition of issuers.

Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. Certain of the Portfolios may be permitted to invest in such lower-quality debt securities.

If market quotations are unavailable, lower-quality debt securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Adverse publicity and changing investor perceptions may effect the ability of outside pricing services to value lower-quality debt securities, and the Portfolios' ability to dispose of those securities.

FLOATING AND VARIABLE RATE INSTRUMENTS


Obligations that have a floating or variable rate of interest bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Portfolio limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The Investment Subadviser monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Portfolio's right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Portfolio elects to demand payment and the date payment is due, such events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Portfolio's custodian, subject to a subcustodian agreement approved by the Portfolio between that bank and the Portfolio's custodian.


The floating and variable rate obligations that the Portfolio may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives the Portfolio an undivided interest in the underlying obligations in the proportion that the Portfolio's interest bears to

                                    SERIES-46
the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Investment adviser and Subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Portfolios will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the Investment adviser or Subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The investment adviser and Subadviser intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

REPURCHASE AGREEMENTS


Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities and or other securities to a Portfolio and each agrees at the time of the sale to repurchase the securities at a mutually agreed upon time and price. Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties (e.g., banks or broker-dealers meeting the investment advisor's credit quality standards as presenting minimal risk of default). Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.


In any repurchase agreement, the risk that the original seller does not repurchase the securities as called for in the repurchase agreement exists. A Portfolio could receive less than the repurchase price on any sale of such securities. Additionally, if the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, a Portfolio's right to liquidate the securities may be restricted (during which time the value of the securities could decline). The Investment Adviser and Subadviser, however, each believe that under the regular procedures normally in effect for custody of the Portfolio's securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Portfolio and allow retention or disposition of such securities.

Each of the Portfolios may adopt rules concerning the collateralization of repurchase agreements so long as the repurchase agreement is collateralized fully.

The Portfolios will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the particular Portfolio's adviser to be creditworthy pursuant to guidelines established for the Portfolio.

                                    SERIES-47

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

The Portfolio or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.

REVERSE REPURCHASE AGREEMENTS


A reverse repurchase agreement transaction is similar to borrowing cash. In a reverse repurchase agreement the Portfolio transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Portfolio to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Portfolio will be able to avoid selling portfolio instruments at a disadvantageous time.



The Portfolios will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the Subadviser. Such transactions may increase fluctuations in the Portfolio's yield or in the market value of its assets.



When effecting reverse repurchase agreements, liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Portfolio may restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.


WHEN-ISSUED SECURITIES

Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. Transactions of this type are arrangements in which the particular Portfolio purchases securities with payment and delivery scheduled for a future time. Their purpose is to help to ensure the availability of suitable securities.

The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Such commitment to purchase may be viewed as a senior security, and generally will be marked to market and reflected in the Portfolio's Accumulation Unit Value daily from the commitment date. Delivery and payment may be at a future date beyond customary settlement time.


While it is the intention of each Portfolio to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. For example, a Portfolio does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, the Portfolio will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.



When-issued securities will be purchased when the Investment Adviser or Subadviser believes that purchasing securities in this manner will be advantageous. This practice, however does include certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, an affected Portfolio would endure a loss (or gain) equal to the price appreciation (or depreciation) in value from the commitment date. Further, such failure to complete a transaction may cause the affected Portfolio to miss other opportunities.


                                    SERIES-48

To guard against such risks, the Investment Adviser and Subadviser employ a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

It is expected that, under normal circumstances, the Portfolios will take delivery of such securities. In general, the Portfolios do not pay for the securities until received and the Portfolios do not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Portfolios will establish a segregated account consisting of liquid assets equal to the amount of the commitments to purchase when-issued securities.


A Portfolio may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Portfolio may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Portfolio may realize short-term profits or losses upon the sale of such commitments.


FUTURES CONTRACTS


Certain Portfolios may use exchange-traded financial futures for various purposes including contracts as a hedge to protect against changes in interest rates or stock prices. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.


Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position. At no time will any Portfolios' futures trading transactions be employed for speculative purposes.

Stock index futures may be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

When a futures contract is purchased, the Portfolios will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.

Positions taken in the futures market are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the debt security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if less, a loss. While futures positions taken by the Portfolios will usually be liquidated in this manner, the Portfolios may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must be taken into account. There can be no assurance that the Portfolios will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

All interest rate and stock index futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures

                                    SERIES-49
transactions meet CFTC standards, the Portfolios will enter into futures contracts for hedging purposes only, i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC. The Portfolios will further seek to assure that fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, or for other risk reduction strategies, though there can be no assurance the expected result will always be achieved.


TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS: Several of the Portfolios, may enter into transactions in options, futures and forward contracts on a variety of instruments and indices, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and (subject to applicable law) to increase a Portfolio's gross income to adjust investment exposure.


SPECIAL RISKS RELATING TO FUTURES CONTRACTS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Portfolios may benefit from the use of such futures, changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolios than if they had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolios may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any Portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the Portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close future contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. The Investment Adviser and Subadvisers believe that over time the value of the investments of the Portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.


BUYING PUT AND CALL OPTIONS



Certain Portfolios may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Portfolios may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Portfolios, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a


                                    SERIES-50
broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Portfolios will pay a premium in exchange for the right to purchase (call) or sell (put) a specific par value of a fixed income or equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, a Portfolio's risk is limited to the option premium paid and the risk of depreciation in value of securities on which it has written call options. By writing a call option on a security, however, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call.

The Portfolios may sell the put and call options prior to their expiration and thereby realize a gain or loss. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Liquid securities sufficient to fulfill a call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

If a Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Portfolio's position, the option may be exercised and the Portfolio will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. MFS Portfolio may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

The Portfolios that engage in buying put and call options may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that such Portfolio wants to purchase at a later date. In the event that the expected market fluctuations occur, the Portfolio may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Portfolio.

In certain instances, the Portfolio may enter into options on Treasury securities which may be referred to as "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.


OPTIONS ON STOCK INDICES -- Certain Portfolios may write options on stock indices for the purpose of increasing gross income and to protect against declines in the value of securities they own or increases in the value of securities to be acquired. When such Portfolios write an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Portfolio will either close out the option at a profit or allow it to expire unexercised. The Portfolio writing the covered call or put option will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Portfolio for the writing of the option, less related transaction costs. In addition if the value of an underlying index moves


                                    SERIES-51
adversely to the Portfolios' option position, the option may be exercised, and the Portfolios will experience a loss which may only be partially offset by the amount of the premium received.


INDEX FUTURES CONTRACTS



FUTURES CONTRACTS -- (Index Futures). Portfolios will utilize Index Futures for hedging and non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes are used to attempt to protect a Portfolio's current or intended stock investments from broad fluctuations in stock prices. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates or a rise in the dollar value of foreign currencies, may be offset, in whole or part, by gains on Index Futures contracts purchased by a Portfolio. A Portfolio will incur brokerage fees when it purchases and sells Index Futures contracts, and it will be required to make and maintain margin deposits.



OPTIONS ON INDEX FUTURES CONTRACTS -- The purchase of and writing of options on stock index futures contracts will be used for hedging and non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by the Portfolios in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on futures contracts may present less risk in hedging the portfolios of the Portfolios than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Portfolios may suffer a loss on the transaction.



FORWARD CONTRACTS ON FOREIGN CURRENCY -- Certain Portfolios may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). A Portfolio will enter into Forward Contracts for hedging and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates. Transactions in Forward Contracts entered into for hedging purposes may include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. The Portfolios may also enter into Forward Contracts for "cross hedging" purposes, e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. By entering into such transactions, however, the Portfolios may be required to forgo the benefits of advantageous changes in exchange rates. The Portfolios may also enter into transactions in Forward Contracts for other than hedging purposes. For example, if the Subadviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Portfolios may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Portfolios will realize profits which will increase its gross income. Such transactions, however, may be considered speculative and could involve significant risk of loss, as set forth below. The Portfolios have established procedures, which require the use of segregated assets or "cover" in connection with the purchase and sale of such Contracts.


Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the Futures and Options contracts described above.

                                    SERIES-52

OPTIONS ON FOREIGN CURRENCIES -- Some Portfolios may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities, and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolios could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.



WRITING COVERED CALL OPTIONS



By writing (i.e., selling) a call option, a Portfolio becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.



The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. Purchases of puts or sales of calls are intended to protect against price movements in particular securities in a Portfolio's portfolio. Sales of calls may also generate income. The Portfolios receive a premium from writing a call option which they retain whether or not the option is exercised.



Certain risks exist in this practice. By writing a call option, a Portfolio might lose the potential for gain on the underlying security while the option is open. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the Portfolio's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Portfolio's ability to effectively hedge.



The Portfolios may only write "covered" call options. This means that as long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, a Portfolio might own substantially similar U.S. Treasury bills.



Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Portfolio's ability to use such options to achieve its investment objectives.


RESTRICTED AND ILLIQUID SECURITIES


Certain Portfolios may purchase and sell securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). Sale of this type of security is typically restricted under the federal securities laws. The above mentioned Portfolios may also purchase and sell securities that are subject to transfer restrictions, and may therefore be illiquid.


Some restricted securities may be "illiquid" because sale of these securities may be difficult and the Portfolio engaging in trading of illiquid securities may not be able to sell them (or sell them at fair market value) when the investment adviser or Subadviser believes it is desirable to do so. Accordingly such sales may be made at less than fair market value or may not be able to sell them when the investment adviser believes it is desirable to do so.

                                    SERIES-53

The Portfolios currently limit the amount of net assets that may be invested in illiquid securities to 15% of their respective Portfolio's net assets.


Securities may be illiquid securities for different reasons including, among others, (i)absence of a readily available market or legal or contractual restrictions on resale; and (ii) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid securities for this purpose.


Each Subadviser will monitor the liquidity of such restricted securities. This monitoring process will involve a continuing review of the trading markets for the specific Rule 144A security, whether such security is illiquid and thus subject to the particular Portfolio's limitation on investing its net assets in illiquid investments. In monitoring a restricted security, the Investment Adviser or Subadviser will review the current value of the security based on currently available information. The Subadviser, however, will retain sufficient oversight and be ultimately responsible for the determinations.


Subject to the limitation on investments in illiquid investments, the Portfolios may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, a Portfolio might not be able to sell these securities when the Subadviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, the judgment of the Subadviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.


COMMERCIAL PAPER



Additionally, certain Portfolios may engage in trading of commercial paper which is illiquid. The limitation for illiquid securities are not applicable to commercial paper issued under Section 4(2) of the Securities Act of 1933. As a matter of investment practice, which may be changed without shareholder approval, the Federated Portfolios will limit investments in illiquid securities, including certain restricted securities not determined by the Subadviser to be liquid, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of net assets.



These Portfolios may also invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Portfolio, who agree that it is purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be pursuant to an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Portfolio through or with the assistance of the issuer or the investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. These Portfolios believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Portfolios' Subadviser are quite liquid. The Portfolios may, therefore, treat the restricted securities which meet the criteria for liquidity established by the Subadviser, including Section 4(2) commercial paper, as determined by the Subadviser of the Portfolio, as liquid and not subject to the investment limitation applicable to illiquid securities.


FOREIGN SECURITIES AND AMERICAN DEPOSITORY RECEIPTS


ADRs are U.S. dollar-denominated receipts issued generally by domestic banks representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the United States.


Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, changes in currency rates, generally higher brokerage or commission rates on foreign trades, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential difficulties in enforcing contractual relationships, and

                                    SERIES-54
potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by a Portfolio will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, foreign securities are subject to less supervision and there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company of government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


Certain restrictions may apply concerning the amount of a Portfolio's net assets which may be invested in foreign securities.



The Portfolios may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Subadviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.


AMERICAN DEPOSITORY RECEIPTS

As noted above, ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Subadviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities described above.

EMERGING MARKET SECURITIES


Some Portfolios may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Subadviser to be an emerging market as defined above. Additionally, the Portfolios may invest in securities of: (i) companies for which the principal securities trading market is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries; or (iv) companies traded in any market that derives 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market.


The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio. Emerging nations

                                    SERIES-55
may suffer from extreme and volatile debt burdens or inflation rates. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Portfolio.

LENDING PORTFOLIO SECURITIES


The Portfolios are each authorized to lend their portfolio securities to brokers, dealers and other financial organizations. The purpose of this lending activity is to generate additional income. The primary risk associated with lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.


As with any securities lending, a risk exists that when the Portfolio lends portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action.


Each of the Portfolios engaging in securities lending will follow certain guidelines in determining whether a particular potential securities borrower is appropriate.


In determining whether to lend a security to a particular broker, dealer or financial institution, the Investment Subadviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. A Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Portfolio may receive as collateral will not become part of the Portfolio's investment Portfolio at the time of the loan and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Portfolio any accrued income on those securities and the Portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. The Portfolio will not lend securities having a value that exceeds 10% of the current value of its total assets. Loans of securities will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

TEMPORARY BANK BORROWING


All of the Portfolios may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities.



LETTERS OF CREDIT



Certain Portfolios may also engage in trades of municipal obligations, certificates of participation therein, commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the Investment Subadviser, are of investment quality comparable to other permitted investments of the Portfolio may be used for letter of credit-backed investment.

                                    SERIES-56

INVESTMENT IN UNSEASONED COMPANIES


Certain Portfolios may also invest Portfolio assets in securities of companies that have operated for less than three years, including the operations of predecessors. Certain Portfolios have undertaken that they will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.


REAL ESTATE-RELATED INSTRUMENTS


Some Portfolios may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.


CORPORATE ASSET-BACKED SECURITIES


Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.


ASSET-BACKED MORTGAGE SECURITIES

Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS


By purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.



Some Portfolios may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by these Portfolios may involve revolving credit facilities or other standby financing commitments which obligate the Portfolios to pay additional cash on a certain date or on demand.



The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolios may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.


                                    SERIES-57

INVESTMENT COMPANY SECURITIES


Generally, the Portfolios may purchase and sell securities of open and closed-end investment companies.


AFFILIATED BANK TRANSACTIONS


Certain Portfolios may engage in transactions with financial institutions that are, or may be considered to be "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits): municipal securities, U. S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. The Board of Trustees and the Subadvisers of Portfolios engaged in affiliated bank transactions have established and will periodically review procedures applicable to transactions involving affiliated financial institutions.


INDEXED SECURITIES


Certain Portfolios may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting, in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency, Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.


The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

SHORT SALES "AGAINST THE BOX"


Some Portfolios may enter into a short sale against the box. If a Portfolio decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.


SWAP AGREEMENTS


Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are


                                    SERIES-58
known by a variety of names. A Portfolio is not limited to any particular form of swap agreement if the Subadviser determines it is consistent with the fund's investment objective and policies.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each Portfolio expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Each Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

CONVERTIBLE SECURITIES


Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security hold, such as DECS-(Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS-(Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS-(Preferred Equity Redeemable Stock (an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES-(Preferred Redeemable Increased Dividend Securities (which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).



Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. The Portfolios do not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held by a Portfolio. Therefore, a Portfolio invests in convertible securities irrespective of their ratings. This could result in a Portfolio purchasing and holding, without limit, convertible securities rated below investment grade by as NRSRO or in a Portfolio holding such securities where they have a acquired below-investment-grade rating after a Portfolio has purchased it.


                                    SERIES-59

                                   EXHIBIT B
--------------------------------------------------------------------------------

A. DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds rated A possess many favorable investment attributes are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment sometime in the future.

Baa -- Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.


Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market short-comings.


C -- Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

B. DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issued only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                    SERIES-60

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.


BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.


B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC -- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                    SERIES-61

                           THE TRAVELERS SERIES TRUST


L-11788-11                                                                  5/98

                           THE TRAVELERS SERIES TRUST

                           CONVERTIBLE BOND PORTFOLIO
                         MFS EMERGING GROWTH PORTFOLIO
                      DISCIPLINED MID CAP STOCK PORTFOLIO
                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183
TELEPHONE 1-860-277-0111
--------------------------------------------------------------------------------


The Travelers Series Trust (the "Series Trust" or "Fund") is a diversified open-end management investment company (mutual fund) consisting of multiple series of shares (the "Portfolios"), each with its own investment objectives and policies. Four of the Portfolios as listed above are described in this prospectus. The other Travelers Series Trust portfolios are described in other prospectuses. All Portfolios described in this prospectus may not be available under all variable contracts. Shares of the Portfolios are currently offered without a sales charge to certain separate accounts of The Travelers Insurance Company and Travelers Life and Annuity Company (collectively, "Company" or "Travelers"). The Portfolios serve as funding options for variable annuity and variable life insurance contracts issued by Travelers. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use shares of the Portfolios as funding options now or in the future.


This Prospectus concisely sets forth the information about the Series Trust and the Portfolios that you should know before investing. Please read it and retain it for future reference. Additional information about the Series Trust and the Portfolios is contained in a Statement of Additional Information ("SAI") dated May 1, 1998 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, by calling 860-277-0111 or by accessing the SEC's website (http://www.sec.gov).

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                               TABLE OF CONTENTS


FINANCIAL HIGHLIGHTS........................................    3
FUND DESCRIPTION............................................    4
CONVERTIBLE BOND PORTFOLIO..................................    4
MFS EMERGING GROWTH PORTFOLIO...............................    7
DISCIPLINED MID CAP STOCK PORTFOLIO.........................   12
DISCIPLINED SMALL CAP STOCK PORTFOLIO.......................   14
PORTFOLIO TURNOVER..........................................   17
BOARD OF TRUSTEES...........................................   17
INVESTMENT MANAGER..........................................   17
INVESTMENT SUBADVISERS......................................   18
FUND ADMINISTRATION.........................................   19
SECURITIES TRANSACTIONS.....................................   20
FUND EXPENSES...............................................   20
SHARES OF THE SERIES TRUST..................................   20
NET ASSET VALUE.............................................   21
TAX STATUS..................................................   22
DIVIDENDS AND DISTRIBUTIONS.................................   22
LEGAL PROCEEDINGS...........................................   22
YEAR 2000 COMPLIANCE........................................   22
ADDITIONAL INFORMATION......................................   22
EXHIBIT A...................................................   23
EXHIBIT B...................................................   39


                                    SERIES-2

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following information for the year ended December 31, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1997. All other periods presented have been audited by other independent auditors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's 1997 Annual Report, which is incorporated by reference into the SAI.



                                                    MFS EMERGING GROWTH PORTFOLIO           DISCIPLINED MID CAP STOCK PORTFOLIO
                                              ------------------------------------------    -----------------------------------
                                               YEAR ENDED              AUG. 30, 1996(1)               APR. 1, 1997(1)
                                              DEC. 31, 1997            TO DEC. 31, 1996               TO DEC. 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........      $10.55                       $10.00                                      $10.10
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income(2)...................       (0.03)                      0.03                          0.60
 Net realized and unrealized gains..........        2.26                       0.57                          3.37
---------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations................        2.23                       0.60                          3.43
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
 Net investment income......................          --                      (0.03)                        (0.06)
 Net realized gains.........................       (0.21)                     (0.01)                        (0.90)
 Capital....................................       (0.01)                     (0.01)                           --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions.........................       (0.22)                     (0.05)                        (0.96)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............      $12.56                       $10.55                                      $12.47
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN++..............................       21.15%                      6.00%                        34.38%
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........     $70,347                    $12,924                        $6,169
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
 Expenses(2)................................        0.95%                      0.95%                         0.95
 Net investment income......................       (0.40)                      0.55%                         0.85
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE+....................          94%                        49%                           74%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY
 TRANSACTIONS(3)............................       $.006                        $0.03                                       $0.05
---------------------------------------------------------------------------------------------------------------------------------


(1) Commencement of operations.
(2) The Travelers has waived all of its fees for the period ended December 31, 1996. In addition, The Travelers has agreed to reimburse the Portfolios for the amounts listed below. If such fees were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:


                                                                                                                 EXPENSE RATIOS
                                                                                  PER SHARE DECREASE                WITHOUT
                                                  AMOUNT OF EXPENSES              IN NET INVESTMENT             FEE WAIVERS AND
                                                      REIMBURSED                        INCOME                   REIMBURSEMENT+
                  PORTFOLIO                     1997             1996            1997           1996           1997          1996
-----------------------------------------------------------------------
MFS Emerging Growth Portfolio................  $40,379          $16,407          $0.01          $0.06          1.05%         2.09%
Disciplined Mid Cap Stock Portfolio..........   27,736               --           0.08             --          1.82            --



(3) The SEC has instituted guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.



++ Total return is actual and not been annualized, as it may not be representative of the total return for the year. The total return would have been lower had expenses not been reduced during the period shown or if separate account charges had been reflected.



+  Annualized for periods of less than one year.


                                    SERIES-3

                                FUND DESCRIPTION
--------------------------------------------------------------------------------

The Series Trust is registered with the SEC as an open-end management investment company. The Series Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the shares of the Series Trust to be divided into two or more series related to separate portfolios of investments, and further allows the Board of Trustees to establish additional portfolios at any time.


The Series Trust is currently divided into 21 series (the "Portfolios"), each with its own investment objective and policies, all of which are diversified portfolios under the Investment Company Act of 1940, as amended ("1940 Act"). Four Portfolios, as described below, are contained in this prospectus. The other Portfolios are described in a separate prospectus. While there is no assurance that a Portfolio will achieve its objective, each Portfolio endeavors to do so by following its investment policies as described below.


FUNDAMENTAL INVESTMENT POLICIES

Each of the Portfolios follows certain investment policies and adopts specific investment techniques which cannot be modified without shareholder approval. These "fundamental" investment policies are mandated by either the provisions of The Investment Company Act of 1940, as amended (the "1940 Act") or pursuant to procedures that the Board of Trustees has decided to adopt. In contrast, each Portfolio also follows certain nonfundamental investment policies. Unlike the fundamental investment policies, nonfundamental policies may be changed, subject to the approval of the Board, at the discretion of the Investment Adviser or Subadviser for the affected Portfolio without shareholder approval. Except as noted, all of the investment policies discussed herein are nonfundamental.

                           CONVERTIBLE BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Convertible Bond Portfolio is to seek current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities ("synthetic convertible securities"). Under normal circumstances, the Portfolio will invest at least 65% of its assets in convertible securities, and may invest up to 35% of its assets in synthetic convertible securities and in equity and debt securities that are not convertible into common stock.

INVESTMENT POLICIES

The Portfolio is not required to sell securities to conform to this 65% limitation and may retain, on a temporary basis, securities received upon conversion of convertible securities or upon exercise of warrants or call options that are components of synthetic convertible securities to permit their orderly disposition, to establish long-term holding periods for tax purposes or for other reasons.


Other investments are allowed, including, but not limited to, those described below. The descriptions of these techniques and the associated risks appears in Exhibit A. Subject to the investment restrictions set forth below, the Convertible Bond Portfolio may invest in or engage in the following:


- invest up to 35% of its assets in synthetic convertible securities and in equity and debt securities that are not convertible into common stock (or, when deemed appropriate by the Adviser for temporary defensive purposes may invest in these securities without limitation);
- write covered call options, lend portfolio securities and enter into short sales "against the box";

                                    SERIES-4

- utilize up to 10% of its assets to purchase put options on securities for hedging purposes.

INVESTMENT RESTRICTIONS


The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolios as defined in the 1940 Act. The Portfolios may not:



     - with respect to 75% of its assets, invest more than 5% of its total assets, computed at market value, in the securities of any one issuer (excluding securities of the U.S. Government, its agencies and instrumentalities);



     - invest more than 25% of its assets in companies within a single industry; except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;



     - borrow amounts in excess of 33 1/3% of its gross assets (taken at the lower of cost or market value), and then only as a temporary measure for extraordinary or emergency purposes. The Portfolio may not purchase additional securities when borrowings exceed 5% of total assets;



     - issue senior securities;



     - make loans or more than one-third of the Portfolio's net assets, including loans of securities;



     - purchase or sell commodities or commodity contracts, or interests in oil, gas or other mineral leases, or other mineral exploration or development programs;



     - purchase or sell real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts;



     - underwrite securities of any other company, except that the Portfolio may invest in companies that engage in such businesses, and except to the extent that the Portfolio may technically be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act") in selling a portfolio security; and



     - invest up to 15% of its assets in illiquid securities.



RISK FACTORS AND SPECIAL CONSIDERATIONS


Convertible Securities and Synthetic Convertible Securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the

                                    SERIES-5
market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on the National Association of Securities Dealers Automated Quotations Systems. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in certain aspects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Medium-, Low-Rated and Unrated Securities. The Portfolio may invest in medium- or low-rated securities and unrated securities of comparable quality. Generally, these securities offer a higher current yield than the yield offered by higher-rated securities but involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the Adviser, are outweighed by large uncertainties or major risk exposures or subject to adverse conditions and (b) are predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Portfolio, and thus the value of the Portfolio's shares.

While the market values of medium- and low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, medium- and low-rated and comparable unrated securities generally present a higher degree of credit risk.

The issuers of medium- and low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest or interest on its portfolio holding. In addition, the markets in which medium- and low-rated or comparable unrated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for the Portfolio to purchase and also may have the effect of limiting the ability of the Portfolio to (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The market for medium- and low-rated and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not

                                    SERIES-6
known. Any such recession, however, could likely disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Fixed-income securities, including medium- and low-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return to the Fund.

Securities rated Ba by Moody's or BB by S&P have speculative characteristics with respect to capacity to pay interest and repay principal. Securities rated B generally lack characteristics of the desirable investment and assurance of interest and principal payments over any long period of time may be small.

In evaluating the creditworthiness of an issue, whether rated or unrated, TAMIC considers various factors, which may include the following: the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

                         MFS EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

MFS Emerging Growth Portfolio's investment objective is to seek to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective.

INVESTMENT POLICY

MFS Emerging Growth Portfolio's policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of companies that the Subadviser believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, technologies, management and market and other opportunities which are usually necessary to become more widely recognized as growth companies.

Emerging growth companies can be of any size, and the Portfolio may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

The Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity fund or a growth fund investing entirely in proven growth equities.

The Portfolio will invest primarily in common stocks. Other investments are allowed, including, but not limited to those described below. (Refer to Exhibit A for a discussion of these investment techniques.) MFS Emerging Growth Portfolio may invest in, or write (as applicable), the following:

- foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments;

- foreign currency and forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes and non-hedging purposes, including transactions entered

                                    SERIES-7
  into for the purpose of profiting from anticipated changes in foreign currency exchange rates, as well as options on foreign currencies;

- foreign securities (up to 25% of its total assets) which may be traded on foreign exchanges (not including American Depository Receipts ("ADRs")). (It expects generally to invest between 0% to 10% in such securities.);

- emerging market securities;

- cash equivalents or other forms of debt securities as a reserve for future purchases of common stock or to meet liquidity needs;

- corporate asset-backed securities;

- covered call and put options and may purchase call and put options on securities and stock indices in an effort to increase current income and for hedging purposes;

- stock index futures contracts and options thereon for hedging purposes and for non-hedging purposes, subject to applicable law;

- portfolio securities purchased on a "when-issued" basis (not to exceed 5% of the Portfolio's net assets at the time of purchase) or on a "forward delivery" basis; and

- loan participations.

While it is not generally MFS Emerging Growth Portfolio's policy to invest or trade for short-term profits, it may dispose of a portfolio security whenever the Subadviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss.

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity portfolio or of a growth portfolio which invests entirely in proven growth stocks.

During periods of unusual market conditions when the Subadviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Portfolio may be invested in cash or cash equivalents including, but not limited to, obligations of banks with assets of $1 billion or more (including certificates of deposit, bankers' acceptances and repurchase agreements), commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. U.S. Government securities also include interests in trusts or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. See Exhibit A to this Prospectus for a description of U.S. Government obligations and certain short-term investments.

In addition, please see Exhibit A for a discussion of the following investment activities in which MFS Emerging Growth Portfolio may engage: (i) lending of Portfolio securities; (ii) repurchase agreements; (iii) purchase and sales of restricted securities; (iv) when-issued securities; (v) corporate asset-backed securities; (vi) loan participation and other direct indebtedness; (vi) foreign securities; (vii) ADRs; (viii) emerging market securities; and (ix) various futures and option trading techniques.

Regarding the lending of Portfolio securities, MFS will usually only make loans to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock

                                    SERIES-8

Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents or U. S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. MFS Portfolio would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U. S. Government securities or a letter of credit).

INVESTMENT RESTRICTIONS

The MFS Emerging Growth Portfolio is subject to certain fundamental investment restrictions listed below. The Portfolio may not:

     - borrow amounts in excess of 33 1/3% of its assets including amounts borrowed and then only as a temporary measure for extraordinary or emergency purposes;

     - underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in selling a portfolio security;

     - purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interest therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, future contracts and forward contracts) in the ordinary course of its business. The Portfolio does however, reserve the right to hold and sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, future contracts and forward contracts) acquired as a result of the ownership of securities;
     - issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

     - make loans to other persons. For these purposes, the purchase of commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Portfolio's assets in repurchase agreements, shall not be considered the making of a loan; or

     - purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

In addition to the fundamental investment restrictions listed directly above, the MFS Emerging Growth Portfolio may not:

     - invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Portfolio's assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Portfolio's limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and issued in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

     - purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation;

                                    SERIES-9

     - purchase any securities or evidences of interest therein on margin, except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Portfolio may make margin deposits in connection with any type of swap, option, futures contracts and forward contracts;

     - sell any security which the Portfolio does not own unless by virtue of its ownership of other securities the Portfolio has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

     - pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, futures contracts and forward contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

     - purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indices of securities, swaps, foreign currencies and Futures Contracts;

     - invest for the purposes of exercising control or management; or

     - invest in the securities of any government agency or instrumentality, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Series to fail to comply with the diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury regulations issued thereunder on segregated asset accounts that fund variable contracts.

RISK FACTORS

RISK FACTORS REGARDING LOWER RATED SECURITIES -- MFS Emerging Growth Portfolio may invest up to 5% of its assets in lower-rated fixed income securities or comparable unrated securities. Investments in lower-rated fixed income securities, while generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities. Because yields may vary over time, no specified level of income can ever be assured. In particular, securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or by Fitch Investors Services, Inc. ("Fitch") or comparable unrated securities (commonly known as "junk bonds") are considered speculative.

These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on MFS Emerging Growth Portfolio's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, MFS Emerging Growth Portfolio may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Portfolio's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments.

                                    SERIES-10

Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to MFS Emerging Growth Portfolio but will be reflected in the net asset value of shares of the Portfolio. The market for these lower rated fixed-income securities may be less liquid than the market for investment grade fixed-income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Subadviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed-income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities at their fair value to meet redemption requests or to respond to changes in the market. No minimum rating standard is required by the Portfolio. To the extent the Portfolio invests in these lower rated fixed-income securities, the achievement of its investment objective may be more dependent on the Subadviser's own credit analysis than in the case of a Portfolio investing in higher quality bonds. While the Subadviser may refer to ratings issued by established credit rating agencies, it is not a policy of the Portfolio to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Subadviser's own independent and ongoing review of credit quality.

MFS Emerging Growth Portfolio may also invest in fixed income securities rated Baa by Moody's or BBB by S&P and Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

ADDITIONAL RISK FACTORS -- The net asset value of the shares of an open-end investment company which may invest to a limited extent in fixed income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.

THE USE OF OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES MAY RESULT IN THE LOSS OF PRINCIPAL, PARTICULARLY WHERE SUCH INSTRUMENTS ARE TRADED FOR OTHER THAN HEDGING PURPOSES (E.G., TO ENHANCE CURRENT YIELD).

As a result of its investments in foreign securities, the Portfolio may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Portfolio may promptly convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Subadviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Subadviser anticipates, for any other reason, that the exchange rate will improve, the Portfolio may hold such currencies for an indefinite period of time.

In addition, the Portfolio may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Portfolio is exercised or if the Portfolio is unable to close out a forward contract. The Portfolio may hold foreign currency in anticipation of purchasing foreign securities. The Portfolio may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Subadviser, it is in the best interest of the Portfolio to do so. In such instances as well, the Portfolio may promptly convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit MFS Emerging Growth Portfolio to take advantage of favorable movements in the applicable exchange rate, it also exposes the Portfolio to risk of loss if such rates move in a direction adverse to the Portfolio's position. Such losses could reduce any profits or increase any losses sustained by MFS Emerging Growth Portfolio from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Portfolio's profit or loss on currency options or forward contracts, as well as its hedging strategies.

                                    SERIES-11

See Exhibit A for further discussion of foreign securities and the holding of foreign currency as well as the associated risks.

The policies described above are not fundamental and may be changed without shareholder approval, as may MFS Emerging Growth Portfolio's investment objective. A change in the Portfolio's investment objective may result in MFS Emerging Growth Portfolio having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Portfolio.

The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern MFS Emerging Growth Portfolio's investment policies. The specific investment restrictions listed in the SAI may not be changed without shareholder approval (see "Investment Restrictions" in the SAI). The Portfolio's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

                      DISCIPLINED MID CAP STOCK PORTFOLIO
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND POLICIES


The investment objective of the Disciplined Mid Cap Stock Portfolio (formerly Mid Cap Disciplined Equity Fund) is to seek growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks.

The investment Subadviser's approach to equity management is designed to provide diversified exposure to the mid and small capitalization segments of the U.S. equity market. Travelers Investment Management Company ("TIMCO") selects stocks with a primarily quantitative screening process that seeks attractive relative value and earnings growth. In order to achieve consistent relative performance, TIMCO manages the portfolio to mirror the overall risk, sector weightings and style characteristics of the Standard & Poor's 400 stock index ("S&P 400 Index"). The S&P 400 Index is a value-weighted stock index consisting of 400 mid-sized U.S. companies.

Stock selection is based on the intersection of various appraisal models reflecting valuation, earnings, and relative price performance. Valuation rankings are derived by comparing price/earnings ratios relative to expected long-term earnings growth. Stocks are also ranked on the trend and magnitude of reported earnings, earnings surprises and changes in analysts' earnings estimates. These fundamental appraisal factors are supplemented by an analysis of short-term price changes exhibited by individual securities that deviate significantly from related industry group performance.

Portfolio decision-making follows a disciplined process. Stocks which are ranked favorable by TIMCO's appraisal models are reviewed by a team of senior portfolio managers. A sophisticated risk model is used to evaluate each stock's potential contribution to overall portfolio risk. Stocks that are determined to be underpriced on a risk-adjusted basis are overweighted in the portfolio relative to the S&P 400 Index.

Conversely, TIMCO will sell a stock holding if the earnings outlook for the issuing company becomes less favorable or the stock's valuation is no longer attractive relative to the company's expected growth rate or risk.

The Disciplined Mid Cap Stock Portfolio will use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.

The Portfolio will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, the Portfolio will set

                                    SERIES-12
aside an amount of cash and cash equivalents equal to the total market value of the futures contact, less the amount of the initial margin. At no time will the Portfolio's transactions in such futures be used for speculative purposes.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolio will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the Securities and Exchange Commission).

The Disciplined Mid Cap Stock Portfolio may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure.

RISK FACTORS

There can, of course, be no assurance that the Portfolio will achieve its investment objective since there is uncertainty in every investment. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security. In addition, there may be more risk associated with the Portfolio to the extent that it invests in small or mid-sized companies. More risk is associated with investment in small or mid-sized companies than with larger companies because such companies may be dependent on only one or two products and may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Small or mid-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, which may affect marketability. The prices of these stocks often fluctuate more than the overall stock market.

FUNDAMENTAL INVESTMENT POLICIES

The investment policies of the Disciplined Mid Cap Stock Portfolio are fundamental and may not be changed without a vote of the majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 ("1940 Act"). These policies permit the Fund to:

      1. invest up to 5% of its assets in the securities of any one issuer;

      2. borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;

      3. pledge up to 10% of its assets to secure borrowings;

      4. invest up to 25% of its assets in the securities of issuers in the same industry; and

      5. invest up to 10% of its assets in repurchase agreements maturing in more than seven days and securities for which market quotations are not readily available.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act. The Disciplined Mid Cap Stock Portfolio may not:

      1. invest more than 5% of its total assets, computed at market value, in the securities of any one issuer;

      2. invest in more than 10% of any class of securities of any one issuer;

                                    SERIES-13

      3. invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

      4. borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 33 1/3% of its gross assets computed at cost; while outstanding, a borrowing may not exceed one-third of the value of its net assets, including the amount borrowed; the Portfolio has no intention of attempting to increase its net income by means of borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets of the Portfolio computed at cost;

      5. underwrite securities, except that the Portfolio may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Account may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");

      6. purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes as described above;

      7. invest for the primary purpose of control or management;

      8. make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

      9. make loans, except that the Portfolio may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Account's investment objective and policies;

     10. invest more than 25% of its total assets in the securities of issuers in any single industry;

     11. purchase the securities of any other investment company, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company;

     12. invest in interests in oil, gas or other mineral exploration or development programs; or


     13. invest more than 5% of its net assets in warrants, valued at the lower of cost or market; warrants acquired by the Portfolio in units or attached to securities will be deemed to be without value with regard to this restriction. The Portfolio is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of TIMCO have a substantial interest.



The Portfolio may make investments in an amount of up to 15% of the value of its net assets in restricted securities which may not be publicly sold without registration under the 1933 Act.


                     DISCIPLINED SMALL CAP STOCK PORTFOLIO
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND POLICIES


The Disciplined Small Cap Stock Portfolio seeks long term capital appreciation by investing primarily (at least 65% of its total assets) in the common stocks of U.S. Companies with relatively small market capitalizations at the time of investment. Companies with relatively small market capitalization are defined as those which fall in the lowest 20% of market capitalization of publicly traded companies in

                                    SERIES-14
the U.S. with market values above $100 million. Stocks will be selected based on a disciplined quantitative screening process that seeks a combination of attractive relative value and earnings growth.

In order to provide consistent relative performance, the Portfolio will hold a portfolio that is comparable to the Russell 2500 Stock Index in terms of overall risk, economic sector weightings, and market capitalization. The Russell 2500 is a broad-based index of the smaller cap segment of the U.S. stock market. By linking its investment strategy to the Russell 2500 Stock Index, the Portfolio will provide diversified exposure to the universe of stocks that comprise the lowest 25% of market capitalization of publicly traded companies in the U.S. with market values of greater than $100 million. However, the Portfolio is an index fund and is not limited to investing in the stocks that comprise the Russell 2500 Stock Index. Over time, the Portfolio is expected to exhibit performance volatility that is similar to that of the Russell 2500 Stock Index. Of course, there can be no assurance the Portfolio's total return, before or after expenses, will match or exceed that of the Russell 2500 Stock Index.

The Portfolio's active investment strategy focuses primarily on individual stock selection. In selecting the Portfolio's holdings, the Subadviser will apply a number of computerized investment models to identify stocks that have a high probability of outperforming their respective industry/sector peer groups within the Russell 2500. These investment models incorporate a diverse set of valuation, earnings and relative price variables to produce a comprehensive appraisal profile on every stock in the universe of securities described above. Stocks that are determined to be attractive based on a combination of quantitative and fundamental criteria will be overweighted relative to the benchmark index. In general, the discipline will favor stocks that demonstrate an improving trend of earnings and also appear attractive based on measures of fundamental value. While these securities have the potential to outperform the securities represented in the Russell 2500, they may in fact be more volatile or have a lower return than the benchmark index. Although equity securities have historically demonstrated long-term growth in value, their prices fluctuate based on changes in a company's financial condition and general economic conditions. This is especially true in the case of smaller companies.


Under normal circumstances, the Portfolio will seek to maintain full exposure to the stock market. Other investments are allowed, including, but not limited to, those described below. The description of these techniques and the associated risks appears in Exhibit A. Subject to the investment restrictions set forth below, the Disciplined Small Cap Stock Portfolio may invest in or engage in the following:


     - short-term money market instruments including:
     - U.S. government securities,
     - certificates of deposit,
     - time deposits,
     - bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions,
     - high-grade commercial paper,
     - repurchase agreements; and
     - exchange-traded stock index futures contracts (the Portfolio will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of assets, after taking into account unrealized profits and losses and any such contracts which it is entered into.) The Portfolio expects that risk management transactions involving futures contacts will not impact more than twenty percent (20%) of its assets at any one time.
     - real estate investment trust securities
     - securities lending (not to exceed 33 1/3% of the Portfolio's total assets)
     - leveraging (i.e., temporary bank borrowing, in an amount not to exceed
       33 1/3% of the total value of its assets less its liabilities)

                                    SERIES-15

RISK FACTORS

The Portfolio is expected to remain fully invested in common stocks to the extent practicable, and is therefore subject to the general risk of the stock market. The Portfolio will invest in stocks of smaller companies that may individually exhibit more price volatility than the broad market averages. Moreover, the Portfolio will invest in stocks of growth-oriented companies that intend to reinvest earnings rather than pay dividends. As a result, dividend income is not expected to be a significant component of the Portfolio's total return. The Portfolio will make investments in stocks that may at times have limited market liquidity and whose purchase or sale would result in above average transaction costs. Another factor which would increase the fundamental risk of investing in smaller companies is the lack of publicly available information due to their relatively short operating record as public companies. The Portfolio may not be appropriate for all investors.

PORTFOLIO TURNOVER

The Portfolio intends generally to purchase securities for long-term capital appreciation. The Portfolio's annual portfolio turnover rate is not expected to exceed 150%; however, the actual portfolio turnover rate will vary from year to year. Higher portfolio turnover rates may result in corresponding increases in brokerage commission. The Subadviser considers these effects when evaluating the anticipated benefits of trading the Portfolio's holdings.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio as defined in the 1940 Act. The Portfolio may not:


     - invest 25% or more of its total assets in any one industry;



     - borrow amounts in excess of 33 1/3% of its gross assets (taken at the lower of cost or market value), except that as a temporary measure for extraordinary or emergency purposes, the Portfolio may borrow up to 5% more;



     - issue senior securities;



     - make loans, except that the Portfolio may purchase debt securities, may enter into repurchase agreements, and may lend its securities;



     - underwrite the securities of other issuers, except insofar as the Portfolio may technically be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act") in the disposition of a portfolio security;



     - invest for the primary purpose of control or management;



     - purchase real estate or interests in real estate, other than securities secured by real estate, participation therein or real estate investment trusts and similar instruments;



     - purchase or sell commodities or commodities contracts except for hedging purposes;



     - make any short sale of securities, except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Portfolio's total assets and the Portfolio's aggregate short sales of a particular class of an issuer's securities to not exceed 25% of the then outstanding securities of that class of the issuer's securities;



     - purchase any security (other than U.S. obligations) such that (a) more than 25% of the Portfolio's total assets would be invested in securities of a single issuer or (b) as to 75% of the Portfolio's total assets (i) more than 5% of the Portfolio's total assets would be then invested in securities of a single issuer or (ii) the Portfolio would own more than 10% of the voting securities of a single issuer; or



     - invest up to 15% of its assets in illiquid securities.


                                    SERIES-16

                               PORTFOLIO TURNOVER
--------------------------------------------------------------------------------


Although none of the Portfolios intends to invest for the purpose of seeking short-term profits, securities held by each Portfolio will be sold whenever the Portfolio's investment adviser or Subadviser believes it is appropriate to do so in light of the Portfolio's investment objective, without regard to the length of time a particular security may have been held. For 1997, the Portfolio turnover rates were as follows: MFS Emerging Growth Portfolio, 94%, and the Disciplined Mid Cap Stock Portfolio, 74%.



For 1998, the following Portfolios expect to have the portfolio turnover rates listed: Convertible Bond Portfolio, 50% and Disciplined Small Cap Stock Portfolio, 150%.


                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Under Massachusetts law, the Series Trust's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Series Trust. Subject to the provisions of the Declaration of Trust, the business and affairs of the Series Trust shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

                               INVESTMENT MANAGER
--------------------------------------------------------------------------------


As described above, the Board of Trustees monitors the activities of those entities which provide investment management and Subadvisory services to the Portfolios. The Travelers Asset Management International Corporation ("TAMIC," also referred to throughout this prospectus as the "Investment Adviser") provides investment supervision to the Portfolios described herein (with the exception of the Convertible Bond Portfolio) in accordance with each Portfolio's investment objectives, policies and restrictions. TAMIC'S responsibilities generally include the following:


     (1) engaging the services of one or more firms to serve as investment adviser to the Portfolios;

     (2) reviewing from time to time the investment policies and restrictions of the Portfolios in light of the Portfolio's performance and otherwise and after consultation with the Board, recommending any appropriate changes to the Board;

     (3) supervising the investment program prepared for the Portfolios by the Subadviser;

     (4) monitoring, on a continuing basis, the performance of the Portfolio's securities;

     (5) arranging for the provision of such economic and statistical data as TAMIC shall determine or as may be requested by the Board; and

     (6) providing the Board with such information concerning important economic and political developments as TAMIC deems appropriate or as the Board requests.


TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group, Inc., and its principal offices are located at One Tower Square, Hartford, Connecticut, 06183. In addition to providing investment advice to the Portfolio, TAMIC also acts as investment adviser for other investment companies used to fund variable insurance products. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts and non-affiliated insurance companies. For serving as investment adviser to the Trust, TAMIC receives a fee, equal to the average daily net asset value of each of the following Portfolios, as shown in the table below. Investment


                                    SERIES-17

Advisory fees are computed daily and are paid monthly. These amounts include fees TAMIC pays to the Subadvisers.





----------------------------------------------------------------------------------------------------------
                                                          ADVISORY FEE
                                                          PAID TO TAMIC      SUBADVISORY FEE
                                                       (% OF AVERAGE DAILY    PAID BY TAMIC
                      PORTFOLIO                            NET ASSETS)       TO SUBADVISERS    EXPENSE CAP
----------------------------------------------------------------------------------------------------------
Convertible Bond Portfolio...........................          0.60%                N/A           0.80%
MFS Emerging Growth Portfolio........................          0.75%              0.375%          0.95%
Disciplined Mid Cap Stock Portfolio..................          0.70%               0.35%          0.95%
Disciplined Small Cap Stock Portfolio................          0.80%               0.40%          1.00%



CONVERTIBLE BOND PORTFOLIO
PORTFOLIO MANAGER



David A. Tyson, PhD, CFA, is primarily responsible for the day-to-day operations of the Portfolio, including making the investment decisions. Mr. Tyson is currently Executive Vice President of Travelers Investment Group. He joined The Travelers in 1985 and TAMIC in 1994. He previously spent seven years with the Equitable Investment Management Corporation where he was responsible for quantitative equity research and new product development.



                             INVESTMENT SUBADVISERS

--------------------------------------------------------------------------------

GENERAL


Under the terms of the Investment Advisory and Subadvisory Agreements, the Subadviser provides an investment program for the Portfolios. The Subadvisers make all determinations with respect to the purchase and sale of the portfolio securities (subject to the terms and conditions of the investment objectives, policies, and restrictions of the Portfolio and to the supervision of the Board of Trustees and TAMIC) and places, in the name of the Portfolio, call orders for execution of the portfolio transactions. MFS places the orders for TAMIC to execute.



For services rendered to the Portfolios, the Subadvisers charge a fee to TAMIC, as shown in the table above. The Portfolios do not pay the Subadvisers' fee nor any part thereof, nor will they have any obligation or responsibility to do so. The Subadvisory fees that TAMIC pays to the various Subadvisers are not dependent on the particular Portfolio's performance.



MFS EMERGING GROWTH PORTFOLIO
SUBADVISER: MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")



Massachusetts Financial Services Company is a registered investment adviser that, along with its predecessor organizations, has provided investment advisory services since 1924. Its principal offices are located at 500 Boylston St., Boston, Massachusetts. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., a wholly owned subsidiary of Sun Life Assurance Company of Canada. MFS also acts as investment adviser or subadviser for other investment companies used to fund variable products.


MANAGEMENT OF MFS EMERGING GROWTH PORTFOLIO

John W. Ballen, an Executive Vice President of MFS, serves as a co-manager of the MFS Emerging Growth Portfolio and in such capacity Mr. Ballen is charged with responsibility for the day-to-day operations of the MFS Emerging Growth Portfolio. Mr. Ballen has been employed as a portfolio manager by MFS since 1984. Mr. Ballen is a graduate of Harvard College, University of New South Wales, and Stanford University Graduate School of Business Administration.

Also charged with management of the Fund is Toni Y. Shimura, who joined MFS in 1987 as a member of the Research Department. A graduate of Wellesley College and the Sloan School of Management

                                    SERIES-18
at the Massachusetts Institute of Technology, she was named Investment Officer in 1990, Assistant Vice President -- Investments in 1991, and Vice
President -- Investments in 1992. She has also managed MFS Emerging Growth Series, a retail Mutual Fund Series, since November 1995.


DISCIPLINED MID CAP STOCK PORTFOLIO AND DISCIPLINED SMALL CAP STOCK PORTFOLIO
SUBADVISER: TRAVELERS INVESTMENT MANAGEMENT COMPANY (TIMCO)


The subadviser to the Portfolios is Travelers Investment Management Company (TIMCO), a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is a wholly owned subsidiary of Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc. TIMCO also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for affiliated companies of The Travelers Insurance Company.


MANAGEMENT OF DISCIPLINED MID CAP STOCK PORTFOLIO

The investment professionals responsible for the daily operations of the Fund are Sandip A. Bhagat and Jacob E. Hurwitz.

Mr. Bhagat is President, Chief Executive Officer and a director of TIMCO. He has been with Travelers since 1987. In addition to a Bachelors of Science degree from the University of Bombay, he also earned two Masters degrees (in Chemical Engineering and in Finance) from the University of Connecticut. Mr. Bhagat was designated a Chartered Financial Analyst in 1991.

Mr. Hurwitz is a senior portfolio manager for TIMCO. He has been with Travelers since 1986. Mr. Hurwitz earned a Bachelors of Arts degree from Vanderbilt University and two Masters degrees; one from the University of California (History) and one from New York University (Business Administration: Finance and International Business). Mr. Hurwitz received his Chartered Financial Analyst designation in 1987.

MANAGEMENT OF DISCIPLINED SMALL CAP STOCK PORTFOLIO

TIMCO, located at One Tower Square, Hartford, CT 06183-2030 serves as the Portfolio's investment subadviser. The Subadviser, a registered investment adviser since 1971, has been in the investment counseling business since 1967 and renders investment advice to a number of institutional accounts as well as various registered investment companies and insurance company separate accounts that had total assets under management as of December 31, 1997 in excess of $1.3 billion. Subject to the supervision and direction of the Fund's Board of Trustees, the Subadviser manages the Portfolio in accordance with the Portfolio's stated investment objective and policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Portfolio.

Sandip Bhagat, president and chief executive officer, of TAMIC is primarily responsible for the day-to-day operations of the Portfolio, including making all investment decisions.

                              FUND ADMINISTRATION
--------------------------------------------------------------------------------


The Series Trust, on behalf of the Portfolios, entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the portfolios at an annualized rate of
 .06% of the daily net assets of the Portfolios. The Travelers Insurance Company at its expense may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.


                                    SERIES-19

                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, the Subadvisers select broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Portfolios, the Subadvisers may follow a policy of considering as a factor the number of shares of a Portfolio sold by such broker-dealers. In addition, broker-dealers may from time to time be affiliated with the Series Trust, the investment advisers or their affiliates.

The Portfolios may pay higher commissions to broker-dealers which provide research services. The Subadvisers may use these services in advising the Portfolios, as well as in advising their other clients.

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, the other principal expenses of the Series Trust and the Portfolios include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Series Trust or the Board of Trustees; the compensation for the unaffiliated members of the Board of Trustees; the costs of printing and mailing the Series Trust's prospectus, proxy solicitation materials, and annual, semiannual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Series Trust and its shares under federal and state securities laws. Higher portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolios, as well as additional gains and/or losses to shareholders.


Pursuant to a Management Agreement dated May 1, 1993, (and its subsequent amendments) between the Series Trust and the Company, the Company agreed to reimburse the Series Trust for the amount by which each Portfolio's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed a certain maximum percentage of each Portfolio's average net assets for any fiscal year. These expense caps are shown in the table above in the "Investment Manager" section. This agreement will remain in effect until terminated by either party upon sixty days' notice.


                           SHARES OF THE SERIES TRUST
--------------------------------------------------------------------------------

The Series Trust currently issues one class of shares divided into 21 separate series. Under the Declaration of Trust, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Series Trust. All shares of each series of the Series Trust have equal voting, dividend and liquidation rights. When issued and paid for, the shares will be fully paid and nonassessable by the Series Trust and will have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in fundamental investment restrictions, but shares of all series vote together in the election of Trustees and the selection of accountants. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Shares of the Series Trust are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company. Shares are not sold to the general public. The Trust reserves the right to reject any purchase request. Shares of the Series Trust are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Series Trust's custodian. However,

                                    SERIES-20
the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

Under Massachusetts law, it is possible that a shareholder of any series may be held personally liable for a Portfolio's obligations. However, the Series Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the Series Trust's obligations and provides indemnification from Series Trust assets for any shareholder held personally liable for the Series Trust's obligations. Disclaimers of such liability are included in each agreement entered into by the Series Trust or its Portfolios.

Although the Series Trust is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Series Trust's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Series Trust due to differences in tax treatment, management of the Trust's investments, or other considerations. The Series Trust's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

                                NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value of a Portfolio share is computed as of the close of trading on each day on which the New York Stock Exchange is open for trading, except on days when changes in the value of the Portfolio's securities do not affect the current net asset value of its shares. The net asset value per share is arrived at by determining the value of the Portfolio's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Portfolios value short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. All other investments are valued at market value, or where market quotations are not readily available, at fair value as determined in good faith by the Series Trust's Board of Trustees or by a committee appointed by the Trustees. The procedure set forth above need not be used to determine the value of the securities owned by a portfolio if, in the opinion of the Trustees or the committee appointed by the Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded off an exchange) would more accurately reflect the fair market value of such securities.

Full and fractional shares of the Portfolios may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt by the Portfolio of a proper redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Portfolio's securities between purchase and redemption.

The Portfolio computes the redemption value at the close of the New York Stock Exchange ("Exchange") at the end of the day on which they have received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

The Series Trust or the Portfolio may temporarily suspend the right to redeem their shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                    SERIES-21

                                   TAX STATUS
--------------------------------------------------------------------------------

The Series Trust and its Portfolios have qualified and intend to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. A Portfolio qualifies if, among other things, it distributes to its shareholders at least 90% of its investment company taxable income during each fiscal year.

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Capital gains and dividends are distributed in cash or reinvested in additional shares of a Portfolio without a sales charge. Although purchasers of variable contracts are not currently subject to federal income taxes on distributions made by the Portfolios, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.


                               LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Series Trust or the Portfolios.


                              YEAR 2000 COMPLIANCE


--------------------------------------------------------------------------------



Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and results of operations of a company; investment advisor; separate account and/or a mutual fund could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.



Travelers Life and Annuity and its affiliates have investigated the nature and extent of the work required for computer systems to process beyond the turn of the century, and have made progress toward achieving this goal, including upgrading and/or replacing exiting systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our prinicpal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirement could have a material adverse effect on certain operations of the Series Trust.


                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                    SERIES-22

                                   EXHIBIT A
--------------------------------------------------------------------------------


INVESTMENT TECHNIQUES AT A GLANCE



The following types of investments and investment techniques are available to the Portfolios. Please refer to the investment objective and policies of each Portfolio for a list of available investments.





                                                                              MFS     DISCIPLINED  DISCIPLINED
                                                              CONVERTIBLE  EMERGING     MID CAP     SMALL CAP
                                                                 BOND       GROWTH       STOCK        STOCK
                    INVESTMENT TECHNIQUE                       PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO
--------------------------------------------------------------------------------------------------------------
Short-Term Money Market Instruments                                X           X           X            X
--------------------------------------------------------------------------------------------------------------
Bankers Acceptances                                                X           X           X            X
--------------------------------------------------------------------------------------------------------------
Certificates of Deposit                                            X           X           X            X
--------------------------------------------------------------------------------------------------------------
U.S. Government Obligations                                        X           X           X            X
--------------------------------------------------------------------------------------------------------------
Equity Securities                                                  X           X           X            X
--------------------------------------------------------------------------------------------------------------
Debt Securities                                                    X           X           X
--------------------------------------------------------------------------------------------------------------
Floating & Variable Rate Instruments                               X           X           X            X
--------------------------------------------------------------------------------------------------------------
Variable Amount Master Demand Notes                                X           X           X            X
--------------------------------------------------------------------------------------------------------------
Repurchase Agreements                                              X           X           X            X
--------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                                      X           X           X            X
--------------------------------------------------------------------------------------------------------------
When-Issued Securities                                             X           X           X            X
--------------------------------------------------------------------------------------------------------------
Futures Contracts                                                  X           X           X            X
--------------------------------------------------------------------------------------------------------------
Commercial Paper                                                   X           X           X            X
--------------------------------------------------------------------------------------------------------------
Writing Covered Call Options                                       X           X           X            X
--------------------------------------------------------------------------------------------------------------
Buying Put and Call Options                                        X           X           X            X
--------------------------------------------------------------------------------------------------------------
Options on Stock Indices                                                       X           X            X
--------------------------------------------------------------------------------------------------------------
Index Futures Contracts                                            X           X           X            X
--------------------------------------------------------------------------------------------------------------
Options on Index Futures Contracts                                 X           X           X            X
--------------------------------------------------------------------------------------------------------------
Forward Contracts on Foreign Currency                                          X
--------------------------------------------------------------------------------------------------------------
Options on Foreign Currencies                                                  X
--------------------------------------------------------------------------------------------------------------
Foreign Securities                                                 X           X
--------------------------------------------------------------------------------------------------------------
American Depository Receipts                                                   X
--------------------------------------------------------------------------------------------------------------
Emerging Market Securities                                         X           X
--------------------------------------------------------------------------------------------------------------
Lending Portfolio Securities                                       X           X           X            X
--------------------------------------------------------------------------------------------------------------
Temporary Bank Borrowing                                           X           X           X            X
--------------------------------------------------------------------------------------------------------------
Letters of Credit                                                  X           X           X            X
--------------------------------------------------------------------------------------------------------------
Investment in Unseasoned Companies                                 X           X           X            X
--------------------------------------------------------------------------------------------------------------
Real Estate-Related Instruments                                    X           X           X            X
--------------------------------------------------------------------------------------------------------------
Corporate Asset-Backed Securities                                  X           X
--------------------------------------------------------------------------------------------------------------
Asset-Backed Mortgage Securities                                   X
--------------------------------------------------------------------------------------------------------------
Loan Participations                                                            X
--------------------------------------------------------------------------------------------------------------
Other Direct Indebtedness                                                      X
--------------------------------------------------------------------------------------------------------------
Investment Company Securities                                      X                       X
--------------------------------------------------------------------------------------------------------------
Affiliated Bank Transactions
--------------------------------------------------------------------------------------------------------------
Indexed Securities                                                 X
--------------------------------------------------------------------------------------------------------------
Short Sales "Against the Box"                                      X                                    X
--------------------------------------------------------------------------------------------------------------
Swap Agreements
--------------------------------------------------------------------------------------------------------------
Convertible Securities                                             X           X
--------------------------------------------------------------------------------------------------------------
Restricted or Illiquid Securities                                  X           X           X            X
--------------------------------------------------------------------------------------------------------------



                                               (C) 1998 Travelers Life & Annuity


                                    SERIES-23

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND
               INVESTMENT TECHNIQUES AVAILABLE TO THE PORTFOLIOS


CASH INSTRUMENTS


The Portfolios may invest temporarily in cash and cash items during times of unusual market conditions for defensive purposes and to maintain liquidity. Cash items may include, but are not limited to, obligations such as: commercial paper (generally lower-rated); short-term notes; obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities (see "U.S. Government Obligations" below).

SHORT-TERM MONEY MARKET INSTRUMENTS

Certain Portfolios, may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments may include (i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's or, if not rated, determined by the Investment Subadviser to be of comparable quality to those rated obligations which may be purchased by the Portfolios.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the FDIC).

BANKERS' ACCEPTANCES

Bankers' Acceptances are short-term credit arrangements designed to enable business to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted " by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.

U.S. GOVERNMENT OBLIGATIONS

All of the Portfolios may invest in direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by the full faith and credit of the U.S. Treasury.

Certain Portfolios may also invest in U.S. Government obligations which may not always receive financial support from the U.S. government including obligations of the: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.

                                    SERIES-24

EQUITY SECURITIES

By definition, equity securities include common stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Certain Portfolios may invest in debt obligations which involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

DEBT SECURITIES

Additionally, the Portfolios' investments may be made in bonds and other debt instruments used by issuers to borrow money from investors. Debt instruments involve the promise, by the issuer of the instrument to pay the investor a fixed or variable rate of interest. Such repayment will occur at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial condition of issuers.

Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. Certain of the Portfolios may be permitted to invest in such lower-quality debt securities.

If market quotations are unavailable, lower-quality debt securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Adverse publicity and changing investor perceptions may effect the ability of outside pricing services to value lower-quality debt securities, and the Portfolios' ability to dispose of those securities.

FLOATING AND VARIABLE RATE INSTRUMENTS

Obligations that have a floating or variable rate of interest bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Portfolio limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The Investment Subadviser monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Portfolio's right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Portfolio elects to demand payment and the date payment is due, such events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Portfolio's custodian, subject to a subcustodian agreement approved by the Portfolio between that bank and the Portfolio's custodian.

The floating and variable rate obligations that the Portfolio may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives the Portfolio an undivided interest in the underlying obligations in the proportion that the Portfolio's interest bears to

                                    SERIES-25
the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Investment adviser and Subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Portfolios will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the Investment adviser or Subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The investment adviser and Subadviser intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities and or other securities to a Portfolio and each agrees at the time of the sale to repurchase the securities at a mutually agreed upon time and price. Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties (e.g., banks or broker-dealers meeting the investment advisor's credit quality standards as presenting minimal risk of default). Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In any repurchase agreement, the risk that the original seller does not repurchase the securities as called for in the repurchase agreement exists. A Portfolio could receive less than the repurchase price on any sale of such securities. Additionally, if the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, a Portfolio's right to liquidate the securities may be restricted (during which time the value of the securities could decline). The Investment Adviser and Subadviser, however, each believe that under the regular procedures normally in effect for custody of the Portfolio's securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Portfolio and allow retention or disposition of such securities.

Each of the Portfolios may adopt rules concerning the collateralization of repurchase agreements so long as the repurchase agreement is collateralized fully.

The Portfolios will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the particular Portfolio's adviser to be creditworthy pursuant to guidelines established for the Portfolio.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

                                    SERIES-26

The Portfolio or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.

REVERSE REPURCHASE AGREEMENTS

A reverse repurchase agreement transaction is similar to borrowing cash. In a reverse repurchase agreement the Portfolio transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Portfolio to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Portfolio will be able to avoid selling portfolio instruments at a disadvantageous time.

The Portfolios will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the Subadviser. Such transactions may increase fluctuations in the Portfolio's yield or in the market value of its assets.

When effecting reverse repurchase agreements, liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Portfolio may restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

WHEN-ISSUED SECURITIES

Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. Transactions of this type are arrangements in which the particular Portfolio purchases securities with payment and delivery scheduled for a future time. Their purpose is to help to ensure the availability of suitable securities.

The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Such commitment to purchase may be viewed as a senior security, and generally will be marked to market and reflected in the Portfolio's Accumulation Unit Value daily from the commitment date. Delivery and payment may be at a future date beyond customary settlement time.

While it is the intention of each Portfolio to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. For example, a Portfolio does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, the Portfolio will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

When-issued securities will be purchased when the Investment Adviser or Subadviser believes that purchasing securities in this manner will be advantageous. This practice, however does include certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, an affected Portfolio would endure a loss (or gain) equal to the price appreciation (or depreciation) in value from the commitment date. Further, such failure to complete a transaction may cause the affected Portfolio to miss other opportunities.

To guard against such risks, the Investment Adviser and Subadviser employ a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

It is expected that, under normal circumstances, the Portfolios will take delivery of such securities. In general, the Portfolios do not pay for the securities until received and the Portfolios do not start

                                    SERIES-27
earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Portfolios will establish a segregated account consisting of liquid assets equal to the amount of the commitments to purchase when-issued securities.

A Portfolio may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Portfolio may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Portfolio may realize short-term profits or losses upon the sale of such commitments.

FUTURES CONTRACTS

Certain Portfolios may use exchange-traded financial futures for various purposes including contracts as a hedge to protect against changes in interest rates or stock prices. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position. At no time will any Portfolios' futures trading transactions be employed for speculative purposes.

Stock index futures may be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

When a futures contract is purchased, the Portfolios will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.

Positions taken in the futures market are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the debt security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if less, a loss. While futures positions taken by the Portfolios will usually be liquidated in this manner, the Portfolios may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must be taken into account. There can be no assurance that the Portfolios will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

All interest rate and stock index futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolios will enter into futures contracts for hedging purposes only, i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC. The Portfolios will further seek to assure that fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, or for other risk reduction strategies, though there can be no assurance the expected result will always be achieved.

                                    SERIES-28

TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS: Several of the Portfolios, may enter into transactions in options, futures and forward contracts on a variety of instruments and indices, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and (subject to applicable law) to increase a Portfolio's gross income to adjust investment exposure.

SPECIAL RISKS RELATING TO FUTURES CONTRACTS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Portfolios may benefit from the use of such futures, changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolios than if they had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolios may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any Portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the Portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close future contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. The Investment Adviser and Subadvisers believe that over time the value of the investments of the Portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

BUYING PUT AND CALL OPTIONS

Certain Portfolios may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Portfolios may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Portfolios, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Portfolios will pay a premium in exchange for the right to purchase (call) or sell (put) a specific par value of a fixed income or equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, a Portfolio's risk is limited to the option premium paid and the risk of depreciation in value of securities on which it has written call options. By writing a call option on a security, however, a Portfolio limits its opportunity to profit from

                                    SERIES-29
any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call.

The Portfolios may sell the put and call options prior to their expiration and thereby realize a gain or loss. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Liquid securities sufficient to fulfill a call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

If a Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Portfolio's position, the option may be exercised and the Portfolio will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. MFS Portfolio may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

The Portfolios that engage in buying put and call options may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that such Portfolio wants to purchase at a later date. In the event that the expected market fluctuations occur, the Portfolio may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Portfolio.

In certain instances, the Portfolio may enter into options on Treasury securities which may be referred to as "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

OPTIONS ON STOCK INDICES -- Certain Portfolios may write options on stock indices for the purpose of increasing gross income and to protect against declines in the value of securities they own or increases in the value of securities to be acquired. When such Portfolios write an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Portfolio will either close out the option at a profit or allow it to expire unexercised. The Portfolio writing the covered call or put option will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Portfolio for the writing of the option, less related transaction costs. In addition if the value of an underlying index moves adversely to the Portfolios' option position, the option may be exercised, and the Portfolios will experience a loss which may only be partially offset by the amount of the premium received.

INDEX FUTURES CONTRACTS

FUTURES CONTRACTS -- (Index Futures). Portfolios will utilize Index Futures for hedging and non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes are used to attempt to protect a Portfolio's current or intended stock investments from broad fluctuations in stock prices. In the event that an anticipated decrease in the value of

                                    SERIES-30
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portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates or a rise in the dollar value of foreign currencies, may be offset, in whole or part, by gains on Index Futures contracts purchased by a Portfolio. A Portfolio will incur brokerage fees when it purchases and sells Index Futures contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON INDEX FUTURES CONTRACTS -- The purchase of and writing of options on stock index futures contracts will be used for hedging and non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by the Portfolios in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on futures contracts may present less risk in hedging the portfolios of the Portfolios than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Portfolios may suffer a loss on the transaction.

FORWARD CONTRACTS ON FOREIGN CURRENCY -- Certain Portfolios may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). A Portfolio will enter into Forward Contracts for hedging and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates. Transactions in Forward Contracts entered into for hedging purposes may include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. The Portfolios may also enter into Forward Contracts for "cross hedging" purposes, e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. By entering into such transactions, however, the Portfolios may be required to forgo the benefits of advantageous changes in exchange rates. The Portfolios may also enter into transactions in Forward Contracts for other than hedging purposes. For example, if the Subadviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Portfolios may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Portfolios will realize profits which will increase its gross income. Such transactions, however, may be considered speculative and could involve significant risk of loss, as set forth below. The Portfolios have established procedures, which require the use of segregated assets or "cover" in connection with the purchase and sale of such Contracts.

Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the Futures and Options contracts described above.

OPTIONS ON FOREIGN CURRENCIES -- Some Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities, and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolios could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Forward Contracts,

                                    SERIES-31
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certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

WRITING COVERED CALL OPTIONS

By writing (i.e., selling) a call option, a Portfolio becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. Purchases of puts or sales of calls are intended to protect against price movements in particular securities in a Portfolio's portfolio. Sales of calls may also generate income. The Portfolios receive a premium from writing a call option which they retain whether or not the option is exercised.

Certain risks exist in this practice. By writing a call option, a Portfolio might lose the potential for gain on the underlying security while the option is open. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the Portfolio's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Portfolio's ability to effectively hedge.

The Portfolios may only write "covered" call options. This means that as long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, a Portfolio might own substantially similar U.S. Treasury bills.

Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Portfolio's ability to use such options to achieve its investment objectives.

RESTRICTED AND ILLIQUID SECURITIES

Certain Portfolios may purchase and sell securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). Sale of this type of security is typically restricted under the federal securities laws. The above mentioned Portfolios may also purchase and sell securities that are subject to transfer restrictions, and may therefore be illiquid.

Some restricted securities may be "illiquid" because sale of these securities may be difficult and the Portfolio engaging in trading of illiquid securities may not be able to sell them (or sell them at fair market value) when the investment adviser or Subadviser believes it is desirable to do so. Accordingly such sales may be made at less than fair market value or may not be able to sell them when the investment adviser believes it is desirable to do so.

The Portfolios currently limit the amount of net assets that may be invested in illiquid securities to 15% of their respective Portfolio's net assets.

Securities may be illiquid securities for different reasons including, among others, (i)absence of a readily available market or legal or contractual restrictions on resale; and (ii) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid securities for this purpose.

Each Subadviser will monitor the liquidity of such restricted securities. This monitoring process will involve a continuing review of the trading markets for the specific Rule 144A security, whether such security is illiquid and thus subject to the particular Portfolio's limitation on investing its net assets in illiquid investments. In monitoring a restricted security, the Investment adviser or Subadviser will

                                    SERIES-32
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review the current value of the security based on currently available information. The Subadviser, however, will retain sufficient oversight and be ultimately responsible for the determinations.

Subject to the limitation on investments in illiquid investments, the Portfolios may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, a Portfolio might not be able to sell these securities when the Subadviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, the judgment of the Subadviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

COMMERCIAL PAPER

Additionally, certain Portfolios may engage in trading of commercial paper which is illiquid. The limitation for illiquid securities are not applicable to commercial paper issued under Section 4(2) of the Securities Act of 1933. As a matter of investment practice, which may be changed without shareholder approval, the Federated Portfolios will limit investments in illiquid securities, including certain restricted securities not determined by the Subadviser to be liquid, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of net assets.

These Portfolios may also invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Portfolio, who agree that it is purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be pursuant to an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Portfolio through or with the assistance of the issuer or the investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. These Portfolios believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Portfolios' Subadviser are quite liquid. The Portfolios may, therefore, treat the restricted securities which meet the criteria for liquidity established by the Subadviser, including Section 4(2) commercial paper, as determined by the Subadviser of the Portfolio, as liquid and not subject to the investment limitation applicable to illiquid securities.

FOREIGN SECURITIES AND AMERICAN DEPOSITORY RECEIPTS

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the United States.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, changes in currency rates, generally higher brokerage or commission rates on foreign trades, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential difficulties in enforcing contractual relationships, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by a Portfolio will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, foreign securities are subject to less supervision and there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company of government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

                                    SERIES-33

Certain restrictions may apply concerning the amount of a Portfolio's net assets which may be invested in foreign securities.

The Portfolios may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Subadviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

AMERICAN DEPOSITORY RECEIPTS

As noted above, ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Subadviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities described above.

EMERGING MARKET SECURITIES

Some Portfolios may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Subadviser to be an emerging market as defined above. Additionally, the Portfolios may invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries; or (iv) companies traded in any market that derives 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio. Emerging nations may suffer from extreme and volatile debt burdens or inflation rates. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Portfolio.

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

LENDING PORTFOLIO SECURITIES

The Portfolios are each authorized to lend their portfolio securities to brokers, dealers and other financial organizations. The purpose of this lending activity is to generate additional income. The primary risk associated with lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.

As with any securities lending, a risk exists that when the Portfolio lends portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action.

Each of the Portfolios engaging in securities lending will follow certain guidelines in determining whether a particular potential securities borrower is appropriate.

In determining whether to lend a security to a particular broker, dealer or financial institution, the Investment Subadviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. A Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Portfolio may receive as collateral will not become part of the Portfolio's investment Portfolio at the time of the loan and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Portfolio any accrued income on those securities and the Portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. The Portfolio will not lend securities having a value that exceeds 10% of the current value of its total assets. Loans of securities will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

TEMPORARY BANK BORROWING

All of the Portfolios may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

LETTERS OF CREDIT

Certain Portfolios may also engage in trades of municipal obligations, certificates of participation therein, commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the Investment Subadviser, are of investment quality comparable to other permitted investments of the Portfolio may be used for letter of credit-backed investment.

INVESTMENT IN UNSEASONED COMPANIES

Certain Portfolios may also invest Portfolio assets in securities of companies that have operated for less than three years, including the operations of predecessors. The Portfolios have undertaken that they will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

REAL ESTATE-RELATED INSTRUMENTS

Some Portfolios may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building, and the

                                    SERIES-35
management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

CORPORATE ASSET-BACKED SECURITIES

Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

ASSET-BACKED MORTGAGE SECURITIES

Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

By purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

Some Portfolios may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by these Portfolios may involve revolving credit facilities or other standby financing commitments which obligate the Portfolios to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolios may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

INVESTMENT COMPANY SECURITIES

Generally, the Portfolios may purchase and sell securities of open and closed-end investment companies.

AFFILIATED BANK TRANSACTIONS

Certain Portfolios may engage in transactions with financial institutions that are, or may be considered to be "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits): municipal securities, U. S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. The Board of Trustees and the Subadvisers of Portfolios engaged in affiliated bank transactions have established and will periodically review procedures applicable to transactions involving affiliated financial institutions.

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INDEXED SECURITIES

Certain Portfolios may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting, in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency, Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

SHORT SALES "AGAINST THE BOX"

Some Portfolios may enter into a short sale against the box. If a Portfolio decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

SWAP AGREEMENTS

Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Portfolio is not limited to any particular form of swap agreement if the Subadviser determines it is consistent with the fund's investment objective and policies.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a

                                    SERIES-37
fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each Portfolio expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Each Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

CONVERTIBLE SECURITIES

Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security hold, such as DECS-(Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS-(liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS-(Preferred Equity Redeemable Stock (an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES-(Preferred Redeemable Increased Dividend Securities (which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. The Portfolios do not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held by a Portfolio. Therefore, a Portfolio invests in convertible securities irrespective of their ratings. This could result in a Portfolio purchasing and holding, without limit, convertible securities rated below investment grade by as NRSRO or in a Portfolio holding such securities where they have a acquired below-investment-grade rating after a Portfolio has purchased it.

                                    SERIES-38

                                   EXHIBIT B
--------------------------------------------------------------------------------

A. DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds rated A possess many favorable investment attributes are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment sometime in the future.

Baa -- Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.


Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market short-comings.


C -- Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

B. DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issued only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                    SERIES-39

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.


BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.


B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC -- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                    SERIES-40

                           THE TRAVELERS SERIES TRUST


L-11788-4P                                                                  5/98

                           THE TRAVELERS SERIES TRUST

                          MFS MID CAP GROWTH PORTFOLIO

                             MFS RESEARCH PORTFOLIO


ONE TOWER SQUARE

HARTFORD, CONNECTICUT 06183
TELEPHONE 1-860-277-0111
--------------------------------------------------------------------------------


The Travelers Series Trust (the "Series Trust" or "Fund") is a diversified open-end management investment company (mutual fund) consisting of multiple series of shares (the "Portfolios"), each with its own investment objectives and policies. MFS Mid Cap Growth Portfolio and MFS Research Portfolio are the only Portfolios of the Series Trust described in this prospectus.


Shares of the Portfolios are currently offered without a sales charge to certain separate accounts of The Travelers Insurance Company and Travelers Life and Annuity Company (collectively, "Company" or "Travelers"). The Portfolios serve as funding options for variable annuity and variable life insurance contracts issued by Travelers. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use shares of the Portfolios as funding options now or in the future.

This Prospectus concisely sets forth the information about the Series Trust and the Portfolio that you should know before investing. Please read it and retain it for future reference. Additional information about the Series Trust and the Portfolios is contained in a Statement of Additional Information ("SAI") dated May 1, 1998 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, by calling 1-860-277-0111 or by accessing the SEC's website (http://www.sec.gov).

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                               TABLE OF CONTENTS


FUND DESCRIPTION............................................    3
FUNDAMENTAL INVESTMENT POLICIES.............................    3
MFS MID CAP GROWTH PORTFOLIO................................    3
MFS RESEARCH PORTFOLIO......................................    7
PORTFOLIO TURNOVER..........................................    9
BOARD OF TRUSTEES...........................................    9
INVESTMENT ADVISER..........................................    9
FUND ADMINISTRATION.........................................   10
SECURITIES TRANSACTIONS.....................................   10
FUND EXPENSES...............................................   10
TRANSFER AGENT..............................................   11
SHARES OF THE SERIES TRUST..................................   11
NET ASSET VALUE.............................................   12
TAX STATUS..................................................   12
DIVIDENDS AND DISTRIBUTIONS.................................   12
LEGAL PROCEEDINGS...........................................   13
YEAR 2000 COMPLIANCE........................................   13
ADDITIONAL INFORMATION......................................   13
EXHIBIT A...................................................   14
EXHIBIT B...................................................   30


                                      TST-2

                                FUND DESCRIPTION
--------------------------------------------------------------------------------

The Series Trust is registered with the SEC as an open-end management investment company. The Series Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the shares of the Series Trust to be divided into two or more series related to separate portfolios of investments, and further allows the Board of Trustees to establish additional portfolios at any time.

The Series Trust is currently divided into 21 series (the "Portfolios"), each with its own investment objective and policies, all of which are diversified portfolios under the Investment Company Act of 1940, as amended ("1940 Act"). Two portfolios, as described below, are contained in this prospectus. The other Portfolios are described in a separate prospectus. While there is no assurance that a Portfolio will achieve its objective, it endeavors to do so by following its investment policies as described below.

FUNDAMENTAL INVESTMENT POLICIES

The Portfolio follows certain investment policies and adopts specific investment techniques which cannot be modified without shareholder approval. These "fundamental" investment policies are mandated by either the provisions of The Investment Company Act of 1940, as amended (the "1940 Act") or pursuant to procedures that the Board of Trustees has decided to adopt. In contrast, the Portfolio also follows certain nonfundamental investment policies. Unlike the fundamental investment policies, nonfundamental policies may be changed, subject to the approval of the Board, at the discretion of the Investment Adviser without shareholder approval. Except as noted, all of the investment policies discussed herein are nonfundamental.

                          MFS MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND POLICIES



The investment objective of the MFS Mid Cap Growth Portfolio is to seek to obtain long term growth of capital. It seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies with medium market capitalization which the Investment Adviser believes have above-average growth potential. Medium market capitalization companies are those whose market capitalization falls within the range of the Standard & Poor's MidCap 400 Index at the time of the Portfolio's investment. The S&P MidCap 400 Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose capitalization falls outside this range after purchase continue to be considered medium-capitalization companies for the purposes of the Portfolio's 65% policy. The Portfolio may, but is not required to, purchase securities of companies included in the S&P MidCap 400 Index.


The Index is only used by the Portfolio for purposes of defining the market capitalization range of companies in which the Portfolio will invest; it is not intended to be used as a benchmark against which the Portfolio compares its investment performance.

Consistent with its investment objective, the Portfolio may invest in fixed income securities; and up to 20% of its net assets in nonconvertible fixed income securities that are in the lower rating categories (rated BA or lower by Moody's Investor Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Rating Services ("S&P") or Fitch Investors Service, Inc. ("Fitch") and comparable unrated securities (commonly known as "junk bonds"), and may also invest up to 35% (and generally expects to invest up to 20%) of its net assets in foreign securities which are not traded on a U.S. exchange (not including American Depository Receipts).

                                      TST-3

Other investments are allowed, including, but not limited to, those described below. The description of these techniques and the associated risks appears in Exhibit A. Subject to the investment restrictions set forth below, the MFS Mid Cap Growth Portfolio may invest in or engage in the following:


     - equity securities
     - fixed-income securities
     - emerging markets
     - Brady Bonds
     - American Depository Receipts
     - repurchase agreements
     - portfolio lending
     - "when-issued" securities
     - indexed securities
     - mortgage "dollar roll" transactions
     - restricted securities
     - corporate asset-backed securities
     - options and futures
     - forward contracts

The MFS Mid Cap Growth Portfolio may make investments in an amount of up to 15% of the value of its net assets in restricted securities which may not be publicly sold without registration under the 1933 Act. In most instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If and when the Portfolio sells such securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect thereto, and registration of such securities under the 1933 Act may be required. The Portfolio will not bear the expense of such registration. The MFS Mid Cap Growth Portfolio intends to reach agreements with all such issuers whereby they will pay all expenses of registration.


Non-diversified status: The MFS Mid Cap Growth Portfolio is a non-diversified portfolio. As a result, the Portfolio is limited as to the percentage of its assets which may be invested in the securities of any one issuer only by its investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Since the Portfolio may invest a relatively high percentage of its assets in a limited number of issuers, the Portfolio may be more susceptible to any economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.


The investment objective and policies of the MFS Mid Cap Growth Portfolio are not fundamental and may be changed without a vote of the majority of the outstanding voting securities of the Portfolio, as defined in the Investment Company Act of 1940 ("1940 Act").

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the MFS Mid Cap Growth Portfolio, as defined in the 1940 Act. The MFS Mid Cap Growth Portfolio may not:

     1. borrow amounts in excess of 33 1/3% of its gross assets (taken at the lower of cost or market value), and then only as a temporary measure for extraordinary or emergency purposes;

     2. underwrite securities, issued by other persons except insofar as the Portfolio may technically be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act") in selling a portfolio security;

     3. purchase or sell real estate or interests in real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding options on

                                      TST-4
        securities, stock indexes and foreign currency ("options"), options on futures contracts and any other type of option, futures contracts and any other type of futures contact and forward contracts) in the ordinary course of its business. The Portfolio reserves the right to hold and to sell real estate mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities;

     4. issue senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of option (including options on futures contracts), forward contracts and any type of futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

     5. make loans to other persons. For these purposes, the purchase of short term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Portfolio's assets in repurchase agreements, shall not be considered the making of a loan;

     6. invest more than 25% of its total assets in the securities of issuers in any single industry.


The investment restrictions set forth below are nonfundamental and may be changed without shareholder approval. The MFS Mid Cap Growth Portfolio will not:


     1. invest in illiquid securities, including securities subject to legal or contractual restrictions on resale, or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security if more than 15% of the Portfolio's assets (taken at market value) would be invested in such illiquid securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Portfolio's limitation on investment in illiquid securities;

     2. invest more than 5% of the Portfolio's net assets, valued at the lower of cost or market, in warrants, included within such amount, but not to exceed 2% of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value;

     3. invest for the primary purpose of control or management;

     4. purchase the securities of any other investment company in excess of the amount permitted by the 1940 Act; currently the Portfolio does not intend to invest more than 5% of its net assets in such securities;

     5. make margin purchases, except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Portfolio may make margin deposits in connection with any type of option, futures contract and forward contracts;

     6. sell any security which the Portfolio does not own unless, at the time of sale, the Portfolio owns other securities which give it the right to obtain securities without further payment and provided that, if such right is conditional, the sale is made upon the same conditions;

     7. invest more than 5% of the value of its total assets in companies which, including predecessors, have been in operation for less than three years;

     8. pledge, mortgage or hypothecate an amount of assets which (taken at market value) exceeds 33 1/3% of its gross assets (taken at the lower of cost or market value). For purposes of this restriction, collateral arrangements with respect to any type of option, any type of futures contacts, forward contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

                                      TST-5

     9. purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities; or (a) put or call options or combinations thereof with respect to securities, indexes of securities, foreign currency or futures contracts or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies.


The MFS Mid Cap Growth Portfolio is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of TAMIC have a substantial interest.


RISK FACTORS: MFS MID CAP GROWTH PORTFOLIO

MEDIUM CAPITALIZATION STOCKS: Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

EMERGING GROWTH COMPANIES: The stocks of companies in which the Portfolio may invest may be early in their life cycle but have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, technologies, management and market and other opportunities which are usually necessary to become more widely recognized as growth companies.

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in other companies which do not have emerging growth characteristics. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on the management abilities of a limited number of people.

LOWER RATED FIXED INCOME SECURITIES. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of the security).

FOREIGN SECURITIES: Risks include changes in currency rates, exchange control regulations, governmental administrative or economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between currencies. Risks may also include limited information about issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the U.S.

EMERGING MARKETS: The risks of investing in foreign securities may be intensified in the case of investment in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than those of comparable domestic issuers. Investment in emerging markets may be subject to delays in settlement, resulting in periods when a portion of the Portfolio's assets is uninvested and no return is earned thereon. Certain markets may require payment for securities before delivery, and in such markets the Portfolio bears the risk that the securities will not be delivered and that the payment will not be returned.

OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: These types of contracts entered into for other than hedging purposes have a greater degree of risk than entering into such contracts for hedging purposes. For example, transactions may result in losses for the Portfolio which are not offset by gains on other portfolio positions, thereby reducing gross income.

                                      TST-6

                             MFS RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The basic investment objective of MFS Research Portfolio is to provide long-term growth of capital and future income.

INVESTMENT POLICIES

The Portfolio's securities are selected by a committee of investment research analysts from the sub-adviser and from MFS International (U.K.) Limited. The Portfolio's assets are allocated among industries by the committee. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Portfolio's investment objective within their assigned industry responsibility.

The Portfolio's policy is to invest a substantial proportion of its assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on the selection of progressive, well-managed companies.


Other investments are allowed, including, but not limited to, those described below. The description of these techniques and the associated risks appears in Exhibit A. Subject to the investment restrictions set forth below, the MFS Research Portfolio may invest in or engage in the following:

- repurchase agreements
- American Depository Receipts
- emerging market securities (not more than 20% of the Portfolio's net assets)
- restricted securities
- securities lending (not more than 30% of the Portfolio's net assets)
- "investment grade" securities (rated Baa or better by Moody's Investor Service, Inc. ("Moody's") or BBB or better by Standard and Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch"))
- lower rated securities, commonly known as junk bonds (rated Ba or lower by Moody's or BB or lower by S&P or Fitch) or securities which the Subadviser believes to be of similar quality to these lower rated securities (not more than 30% of the Portfolio's net assets)
- warrants (not more than 5% of the Portfolio's net assets)

The investment objective and policies of the MFS Research Portfolio are not fundamental and may be changed without a vote of the majority of the outstanding voting securities of the Portfolio, as defined in the Investment Company Act of 1940 ("1940 Act"). See attached Exhibit A for a more complete description of these investment techniques.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the MFS Research Portfolio, as defined in the 1940 Act. The MFS Research Portfolio may not:

 1. invest more than 5% of its total assets, computed at market value, in the securities of any one issuer (excluding U.S. Government Securities);
 2. invest in more than 10% of any class of securities of any one issuer;
 3. invest more than 5% of the value of its total assets in companies which, including predecessors, have been in operation for less than three years;

                                      TST-7

 4. borrow amounts in excess of 5% of its gross assets (taken at the lower of cost or market value), and then only as a temporary measure for extraordinary or emergency purposes;
 5. pledge, mortgage or hypothecate an amount of assets which (taken at market value) exceeds 15% of its gross assets (taken at the lower of cost or market value);
 6. underwrite securities, issued by other persons except insofar as the Portfolio may technically be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act") in selling a portfolio security;
 7. purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes as described above;
 8. invest for the primary purpose of control or management;
 9. make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions;
10. make loans, except that the MFS Research Portfolio may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Portfolio's investment objective and policies;
11. invest more than 25% of its total assets in the securities of issuers in any single industry;
12. purchase the securities of any other investment company, or investment trust, except in the open market and at customary brokerage rates, provided however, that the Portfolio shall not purchase such securities if the purchase would cause more than 10% of the Portfolio's total assets (taken at market value) to be invested in the securities of such issuer, and provided that the Portfolio shall not purchase securities issued by any open-end investment company;
13. sell any security which the Portfolio does not own unless, at the time of sale, the Portfolio owns other securities which give it the right to obtain securities without further payment and provided that, if such right is conditional, the sale is made upon the same conditions.
14. purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities; or
15. invest in securities which are subject to legal or contractual restrictions on resale, or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security if more than 10% of the Portfolio's assets (taken at market value) would be invested in such illiquid securities.


The MFS Research Portfolio is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of TAMIC have a substantial interest.


RISK FACTORS

LOWER RATED FIXED INCOME SECURITIES: These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of the security).

FOREIGN SECURITIES: Risks include changes in currency rates, exchange control regulations, governmental administrative or economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between currencies. Risks may also include limited information about issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the U.S.

                                      TST-8

EMERGING MARKETS: The risks of investing in foreign securities may be intensified in the case of investment in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than those of comparable domestic issuers. Investment in emerging markets may be subject to delays in settlement, resulting in periods when a portion of the Portfolio's assets is uninvested and no return is earned thereon. Certain markets may require payment for securities before delivery, and in such markets the Portfolio bears the risk that the securities will not be delivered and that the payment will not be returned.


                               PORTFOLIO TURNOVER

--------------------------------------------------------------------------------


Although the Portfolios do not intend to invest for the purpose of seeking short-term profits, securities held by the Portfolios will be sold whenever the Portfolios' Investment Adviser or Subadviser believes it is appropriate to do so in light of the Portfolios' investment objective, without regard to the length of time a particular security may have been held. The MFS Mid Cap Growth Portfolio's portfolio turnover rate is expected to be 150%. The MFS Research portfolio turnover rate is anticipated to be approximately 85% for 1998.


                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Under Massachusetts law, the Series Trust's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Series Trust. Subject to the provisions of the Declaration of Trust, the business and affairs of the Series Trust shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

                               INVESTMENT ADVISER
--------------------------------------------------------------------------------

TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group, Inc., and its principal offices are located at One Tower Square, Hartford, Connecticut, 06183. In addition to providing investment advice to the Portfolio, TAMIC also acts as investment adviser for other investment companies used to fund variable insurance products. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts and non-affiliated insurance companies.

INVESTMENT ADVISER: TAMIC


Under its Investment Advisory Agreement with the Trust, TAMIC is paid an amount equivalent on an annual basis as shown in the table below. The fee is computed daily and paid monthly.



SUBADVISER: MFS MID CAP GROWTH PORTFOLIO AND MFS RESEARCH PORTFOLIO



The subadviser to the Portfolios is Massachusetts Financial Services Company, a registered investment adviser that, along with its predecessor organizations has provided investment advisory services since 1924. Its principal offices are located at 500 Boylston St., Boston, Massachusetts. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., a wholly owned subsidiary of Sun Life Assurance Company of Canada. MFS also acts as investment adviser or subadviser for other investment companies used to fund variable products. For its investment subsidiary services, MFS receives a fee from TAMIC as shown in the table below.



----------------------------------------------------------------------------------------------------------
                                                          ADVISORY FEE
                                                          PAID TO TAMIC      SUBADVISORY FEE
                                                       (% OF AVERAGE DAILY    PAID BY TAMIC
                      PORTFOLIO                            NET ASSETS)       TO SUBADVISERS    EXPENSE CAP
----------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Portfolio.........................          0.80%              0.375%          1.00%
MFS Research Portfolio...............................          0.80%              0.375%          1.00%





                                      TST-9

MANAGEMENT OF MFS MID CAP GROWTH PORTFOLIO AND MFS RESEARCH PORTFOLIO


The investment professional responsible for the daily operations of the MFS Mid Cap Growth Portfolio is Mark Regan. Mr. Regan is a Vice President of MFS and has been employed by MFS as a portfolio manager since 1989. MFS Research Portfolio is managed by a committee of various equity research analysts employed by MFS.

                              FUND ADMINISTRATION
--------------------------------------------------------------------------------

The Series Trust, on behalf of the MFS Mid Cap Growth Portfolio and the MFS Research Portfolio entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the Portfolios at an annualized rate of .06% of the daily net assets of each Portfolio. The Travelers Insurance Company at its expense may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.

                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------


Under policies established by the Board of Trustees, the Investment Adviser selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Portfolio, the Investment Adviser may follow a policy of considering as a factor the number of shares of a Portfolio sold by such broker-dealers. In addition, broker-dealers may from time to time be affiliated with the Series Trust, the Investment Advisers or their affiliates.


The Portfolio may pay higher commissions to broker-dealers which provide research services. The Investment Adviser may use these services in advising the Portfolio, as well as in advising their other clients.

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, the other principal expenses of the Series Trust and the Portfolios include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Series Trust or the Board of Trustees; the compensation for the unaffiliated members of the Board of Trustees; the costs of printing and mailing the Series Trust's prospectus, proxy solicitation materials, and annual, semiannual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Series Trust and its shares under federal and state securities laws. Higher portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolios, as well as additional gains and/or losses to shareholders.


Pursuant to a Management Agreement originally executed on May 1, 1993 (and its subsequent amendments) between the Series Trust and the Company, the Company agreed to reimburse the Series Trust for the amount by which the Portfolio's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed a percent of the Portfolio's average net assets for any fiscal year. These expense caps are shown in the table above in the "Investment Adviser" section. This agreement will remain in effect until terminated by either party upon sixty days' notice.




                                     TST-10

                                 TRANSFER AGENT

--------------------------------------------------------------------------------

First Data Investor Services Group, Inc., Exchange Place, Boston, MA 02109 serves as the Series Trust's transfer agent and dividend disbursing agent.

                           SHARES OF THE SERIES TRUST
--------------------------------------------------------------------------------

The Series Trust currently issues one class of shares divided into 21 separate series. Under the Declaration of Trust, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Series Trust. All shares of each series of the Series Trust have equal voting, dividend and liquidation rights. When issued and paid for, the shares will be fully paid and nonassessable by the Series Trust and will have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in fundamental investment restrictions, but shares of all series vote together in the election of Trustees and the selection of accountants. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Shares of the Series Trust are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company. Shares are not sold to the general public. The Trust reserves the right to reject any purchase request. Shares of the Series Trust are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Series Trust's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

Under Massachusetts law, it is possible that a shareholder of any series may be held personally liable for a Portfolio's obligations. However, the Series Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the Series Trust's obligations and provides indemnification from Series Trust assets for any shareholder held personally liable for the Series Trust's obligations. Disclaimers of such liability are included in each agreement entered into by the Series Trust or its Portfolios.

Although the Series Trust is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Series Trust's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Series Trust due to differences in tax treatment, management of the Trust's investments, or other considerations. The Series Trust's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

                                     TST-11

                                NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value of a Portfolio share is computed as of the close of trading on each day on which the New York Stock Exchange is open for trading, except on days when changes in the value of the Portfolio's securities do not affect the current net asset value of its shares. The net asset value per share is arrived at by determining the value of the Portfolio's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Portfolio values short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. All other investments are valued at market value, or where market quotations are not readily available, at fair value as determined in good faith by the Series Trust's Board of Trustees or by a committee appointed by the Trustees. The procedure set forth above need not be used to determine the value of the securities owned by a portfolio if, in the opinion of the Trustees or the committee appointed by the Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded off an exchange) would more accurately reflect the fair market value of such securities.

Full and fractional shares of the Portfolio may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt by the Portfolio of a proper redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Portfolio's securities between purchase and redemption.

The Portfolio computes the redemption value at the close of the New York Stock Exchange ("Exchange") at the end of the day on which they have received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

The Series Trust or a Portfolio may temporarily suspend the right to redeem their shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                   TAX STATUS
--------------------------------------------------------------------------------

The Series Trust and its Portfolios have qualified and intend to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. A Portfolio qualifies if, among other things, it distributes to its shareholders at least 90% of its investment company taxable income during each fiscal year.

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Capital gains and dividends are distributed in cash or reinvested in additional shares of a Portfolio without a sales charge. Although purchasers of variable contracts are not currently subject to federal income taxes on distributions made by the Portfolios, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                                     TST-12

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Series Trust or the Portfolios.

                              YEAR 2000 COMPLIANCE
--------------------------------------------------------------------------------


Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and result of operations of a company, investment advisor, separate account and/or a mutual fund could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.



Travelers Life and Annuity and its affiliates have investigated the nature and extent of the work required for computer systems to process beyond the turn of the century, and have made progress toward achieving this goal, including upgrading and/or replacing existing systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Series Trust.


                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                     TST-13

                                   EXHIBIT A
--------------------------------------------------------------------------------


INVESTMENT TECHNIQUES AT A GLANCE



The following types of investments and investment techniques are available to the Portfolios. Please refer to the investment objective and policies of the Portfolio for a list of available investments.





                                                              MFS MID CAP
                                                                GROWTH
                    INVESTMENT TECHNIQUE                       PORTFOLIO   MFS RESEARCH
---------------------------------------------------------------------------------------
Short-Term Money Market Instruments                                X            X
---------------------------------------------------------------------------------------
Bankers Acceptances                                                X            X
---------------------------------------------------------------------------------------
Certificates of Deposit                                            X            X
---------------------------------------------------------------------------------------
U.S. Government Obligations                                        X            X
---------------------------------------------------------------------------------------
Equity Securities                                                  X            X
---------------------------------------------------------------------------------------
Debt Securities                                                    X            X
---------------------------------------------------------------------------------------
Floating & Variable Rate Instruments                               X            X
---------------------------------------------------------------------------------------
Variable Amount Master Demand Notes                                X            X
---------------------------------------------------------------------------------------
Repurchase Agreements                                              X            X
---------------------------------------------------------------------------------------
Reverse Repurchase Agreements                                      X            X
---------------------------------------------------------------------------------------
When-Issued Securities                                             X            X
---------------------------------------------------------------------------------------
Futures Contracts                                                  X            X
---------------------------------------------------------------------------------------
Commercial Paper                                                   X            X
---------------------------------------------------------------------------------------
Writing Covered Call Options                                       X
---------------------------------------------------------------------------------------
Buying Put and Call Options                                        X
---------------------------------------------------------------------------------------
Options on Stock Indices                                           X
---------------------------------------------------------------------------------------
Index Futures Contracts                                            X            X
---------------------------------------------------------------------------------------
Options on Index Futures Contracts                                 X
---------------------------------------------------------------------------------------
Forward Contracts on Foreign Currency                              X
---------------------------------------------------------------------------------------
Options on Foreign Currencies                                      X
---------------------------------------------------------------------------------------
Foreign Securities                                                 X            X
---------------------------------------------------------------------------------------
American Depository Receipts                                       X            X
---------------------------------------------------------------------------------------
Emerging Market Securities                                         X            X
---------------------------------------------------------------------------------------
Lending Portfolio Securities                                       X            X
---------------------------------------------------------------------------------------
Temporary Bank Borrowing                                           X            X
---------------------------------------------------------------------------------------
Letters of Credit                                                  X            X
---------------------------------------------------------------------------------------
Investment in Unseasoned Companies                                 X            X
---------------------------------------------------------------------------------------
Real Estate-Related Instruments                                    X            X
---------------------------------------------------------------------------------------
Corporate Asset-Backed Securities                                  X            X
---------------------------------------------------------------------------------------
Asset-Backed Mortgage Securities
---------------------------------------------------------------------------------------
Loan Participations
---------------------------------------------------------------------------------------
Other Direct Indebtedness
---------------------------------------------------------------------------------------
Investment Company Securities                                      X            X
---------------------------------------------------------------------------------------
Affiliated Bank Transactions
---------------------------------------------------------------------------------------
Indexed Securities
---------------------------------------------------------------------------------------
Short Sales "Against the Box"
---------------------------------------------------------------------------------------
Swap Agreements
---------------------------------------------------------------------------------------
Convertible Securities                                                          X
---------------------------------------------------------------------------------------
Restricted or Illiquid Securities                                  X            X
---------------------------------------------------------------------------------------


                                               (C) 1998 Travelers Life & Annuity

                                     TST-14

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND
               INVESTMENT TECHNIQUES AVAILABLE TO THE PORTFOLIOS


CASH INSTRUMENTS


The Portfolios may invest temporarily in cash and cash items during times of unusual market conditions for defensive purposes and to maintain liquidity. Cash items may include, but are not limited to, obligations such as: commercial paper (generally lower-rated); short-term notes; obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities (see "U.S. Government Obligations" below).

SHORT-TERM MONEY MARKET INSTRUMENTS

Certain Portfolios, may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments may include (i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's or, if not rated, determined by the Investment Subadviser to be of comparable quality to those rated obligations which may be purchased by the Portfolios.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the FDIC).

BANKERS' ACCEPTANCES

Bankers' Acceptances are short-term credit arrangements designed to enable business to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted " by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.

U.S. GOVERNMENT OBLIGATIONS

All of the Portfolios may invest in direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by the full faith and credit of the U.S. Treasury.

Certain Portfolios may also invest in U.S. Government obligations which may not always receive financial support from the U.S. government including obligations of the: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.

                                     TST-15

EQUITY SECURITIES

By definition, equity securities include common stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Certain Portfolios may invest in debt obligations which involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

DEBT SECURITIES

Additionally, the Portfolios' investments may be made in bonds and other debt instruments used by issuers to borrow money from investors. Debt instruments involve the promise, by the issuer of the instrument to pay the investor a fixed or variable rate of interest. Such repayment will occur at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial condition of issuers.

Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. Certain of the Portfolios may be permitted to invest in such lower-quality debt securities.

If market quotations are unavailable, lower-quality debt securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Adverse publicity and changing investor perceptions may effect the ability of outside pricing services to value lower-quality debt securities, and the Portfolios' ability to dispose of those securities.

FLOATING AND VARIABLE RATE INSTRUMENTS

Obligations that have a floating or variable rate of interest bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Portfolio limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The Investment Subadviser monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Portfolio's right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Portfolio elects to demand payment and the date payment is due, such events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Portfolio's custodian, subject to a subcustodian agreement approved by the Portfolio between that bank and the Portfolio's custodian.

The floating and variable rate obligations that the Portfolio may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives the Portfolio an undivided interest in the underlying obligations in the proportion that the Portfolio's interest bears to

                                     TST-16
the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Investment adviser and Subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Portfolios will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the Investment adviser or Subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The investment adviser and Subadviser intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities and or other securities to a Portfolio and each agrees at the time of the sale to repurchase the securities at a mutually agreed upon time and price. Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties (e.g., banks or broker-dealers meeting the investment advisor's credit quality standards as presenting minimal risk of default). Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In any repurchase agreement, the risk that the original seller does not repurchase the securities as called for in the repurchase agreement exists. A Portfolio could receive less than the repurchase price on any sale of such securities. Additionally, if the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, a Portfolio's right to liquidate the securities may be restricted (during which time the value of the securities could decline). The Investment Adviser and Subadviser, however, each believe that under the regular procedures normally in effect for custody of the Portfolio's securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Portfolio and allow retention or disposition of such securities.

Each of the Portfolios may adopt rules concerning the collateralization of repurchase agreements so long as the repurchase agreement is collateralized fully.

The Portfolios will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the particular Portfolio's adviser to be creditworthy pursuant to guidelines established for the Portfolio.

                                     TST-17

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

The Portfolio or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.

REVERSE REPURCHASE AGREEMENTS

A reverse repurchase agreement transaction is similar to borrowing cash. In a reverse repurchase agreement the Portfolio transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Portfolio to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Portfolio will be able to avoid selling portfolio instruments at a disadvantageous time.

The Portfolios will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the Subadviser. Such transactions may increase fluctuations in the Portfolio's yield or in the market value of its assets.

When effecting reverse repurchase agreements, liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Portfolio may restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

WHEN-ISSUED SECURITIES

Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. Transactions of this type are arrangements in which the particular Portfolio purchases securities with payment and delivery scheduled for a future time. Their purpose is to help to ensure the availability of suitable securities.

The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Such commitment to purchase may be viewed as a senior security, and generally will be marked to market and reflected in the Portfolio's Accumulation Unit Value daily from the commitment date. Delivery and payment may be at a future date beyond customary settlement time.

While it is the intention of each Portfolio to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. For example, a Portfolio does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, the Portfolio will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

When-issued securities will be purchased when the Investment Adviser or Subadviser believes that purchasing securities in this manner will be advantageous. This practice, however does include certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, an affected Portfolio would endure a loss (or gain) equal to the price appreciation (or depreciation) in value from the commitment date. Further, such failure to complete a transaction may cause the affected Portfolio to miss other opportunities.

                                     TST-18

To guard against such risks, the Investment Adviser and Subadviser employ a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

It is expected that, under normal circumstances, the Portfolios will take delivery of such securities. In general, the Portfolios do not pay for the securities until received and the Portfolios do not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Portfolios will establish a segregated account consisting of liquid assets equal to the amount of the commitments to purchase when-issued securities.

A Portfolio may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Portfolio may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Portfolio may realize short-term profits or losses upon the sale of such commitments.

FUTURES CONTRACTS

Certain Portfolios may use exchange-traded financial futures for various purposes including contracts as a hedge to protect against changes in interest rates or stock prices. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position. At no time will any Portfolios' futures trading transactions be employed for speculative purposes.

Stock index futures may be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

When a futures contract is purchased, the Portfolios will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.

Positions taken in the futures market are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the debt security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if less, a loss. While futures positions taken by the Portfolios will usually be liquidated in this manner, the Portfolios may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must be taken into account. There can be no assurance that the Portfolios will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

All interest rate and stock index futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures

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transactions meet CFTC standards, the Portfolios will enter into futures contracts for hedging purposes only, i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC. The Portfolios will further seek to assure that fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, or for other risk reduction strategies, though there can be no assurance the expected result will always be achieved.

TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS: Several of the Portfolios, may enter into transactions in options, futures and forward contracts on a variety of instruments and indices, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and (subject to applicable law) to increase a Portfolio's gross income to adjust investment exposure.

SPECIAL RISKS RELATING TO FUTURES CONTRACTS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Portfolios may benefit from the use of such futures, changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolios than if they had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolios may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any Portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the Portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close future contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. The Investment Adviser and Subadvisers believe that over time the value of the investments of the Portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

BUYING PUT AND CALL OPTIONS

Certain Portfolios may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Portfolios may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Portfolios, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a

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broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Portfolios will pay a premium in exchange for the right to purchase (call) or sell (put) a specific par value of a fixed income or equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, a Portfolio's risk is limited to the option premium paid and the risk of depreciation in value of securities on which it has written call options. By writing a call option on a security, however, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call.

The Portfolios may sell the put and call options prior to their expiration and thereby realize a gain or loss. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Liquid securities sufficient to fulfill a call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

If a Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Portfolio's position, the option may be exercised and the Portfolio will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. MFS Portfolio may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

The Portfolios that engage in buying put and call options may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that such Portfolio wants to purchase at a later date. In the event that the expected market fluctuations occur, the Portfolio may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Portfolio.

In certain instances, the Portfolio may enter into options on Treasury securities which may be referred to as "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

OPTIONS ON STOCK INDICES -- Certain Portfolios may write options on stock indices for the purpose of increasing gross income and to protect against declines in the value of securities they own or increases in the value of securities to be acquired. When such Portfolios write an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Portfolio will either close out the option at a profit or allow it to expire unexercised. The Portfolio writing the covered call or put option will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Portfolio for the writing of the option, less related transaction costs. In addition if the value of an underlying index moves

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adversely to the Portfolios' option position, the option may be exercised, and the Portfolios will experience a loss which may only be partially offset by the amount of the premium received.

INDEX FUTURES CONTRACTS

FUTURES CONTRACTS -- (Index Futures). Portfolios will utilize Index Futures for hedging and non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes are used to attempt to protect a Portfolio's current or intended stock investments from broad fluctuations in stock prices. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates or a rise in the dollar value of foreign currencies, may be offset, in whole or part, by gains on Index Futures contracts purchased by a Portfolio. A Portfolio will incur brokerage fees when it purchases and sells Index Futures contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON INDEX FUTURES CONTRACTS -- The purchase of and writing of options on stock index futures contracts will be used for hedging and non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by the Portfolios in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on futures contracts may present less risk in hedging the portfolios of the Portfolios than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Portfolios may suffer a loss on the transaction.

FORWARD CONTRACTS ON FOREIGN CURRENCY -- Certain Portfolios may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). A Portfolio will enter into Forward Contracts for hedging and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates. Transactions in Forward Contracts entered into for hedging purposes may include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. The Portfolios may also enter into Forward Contracts for "cross hedging" purposes, e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. By entering into such transactions, however, the Portfolios may be required to forgo the benefits of advantageous changes in exchange rates. The Portfolios may also enter into transactions in Forward Contracts for other than hedging purposes. For example, if the Subadviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Portfolios may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Portfolios will realize profits which will increase its gross income. Such transactions, however, may be considered speculative and could involve significant risk of loss, as set forth below. The Portfolios have established procedures, which require the use of segregated assets or "cover" in connection with the purchase and sale of such Contracts.

Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the Futures and Options contracts described above.

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

OPTIONS ON FOREIGN CURRENCIES -- Some Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities, and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolios could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Forward Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

WRITING COVERED CALL OPTIONS

By writing (i.e., selling) a call option, a Portfolio becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. Purchases of puts or sales of calls are intended to protect against price movements in particular securities in a Portfolio's portfolio. Sales of calls may also generate income. The Portfolios receive a premium from writing a call option which they retain whether or not the option is exercised.

Certain risks exist in this practice. By writing a call option, a Portfolio might lose the potential for gain on the underlying security while the option is open. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the Portfolio's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Portfolio's ability to effectively hedge.

The Portfolios may only write "covered" call options. This means that as long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, a Portfolio might own substantially similar U.S. Treasury bills.

Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Portfolio's ability to use such options to achieve its investment objectives.

RESTRICTED AND ILLIQUID SECURITIES

Certain Portfolios may purchase and sell securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). Sale of this type of security is typically restricted under the federal securities laws. The above mentioned Portfolios may also purchase and sell securities that are subject to transfer restrictions, and may therefore be illiquid.

Some restricted securities may be "illiquid" because sale of these securities may be difficult and the Portfolio engaging in trading of illiquid securities may not be able to sell them (or sell them at fair market value) when the investment adviser or Subadviser believes it is desirable to do so. Accordingly such sales may be made at less than fair market value or may not be able to sell them when the investment adviser believes it is desirable to do so.

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

The Portfolios currently limit the amount of net assets that may be invested in illiquid securities to 15% of their respective Portfolio's net assets.

Securities may be illiquid securities for different reasons including, among others, (i)absence of a readily available market or legal or contractual restrictions on resale; and (ii) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid securities for this purpose.

Each Subadviser will monitor the liquidity of such restricted securities. This monitoring process will involve a continuing review of the trading markets for the specific Rule 144A security, whether such security is illiquid and thus subject to the particular Portfolio's limitation on investing its net assets in illiquid investments. In monitoring a restricted security, the Investment adviser or Subadviser will review the current value of the security based on currently available information. The Subadviser, however, will retain sufficient oversight and be ultimately responsible for the determinations.

Subject to the limitation on investments in illiquid investments, the Portfolios may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, a Portfolio might not be able to sell these securities when the Subadviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, the judgment of the Subadviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

COMMERCIAL PAPER

Additionally, certain Portfolios may engage in trading of commercial paper which is illiquid. The limitation for illiquid securities are not applicable to commercial paper issued under Section 4(2) of the Securities Act of 1933. As a matter of investment practice, which may be changed without shareholder approval, the Federated Portfolios will limit investments in illiquid securities, including certain restricted securities not determined by the Subadviser to be liquid, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of net assets.

These Portfolios may also invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Portfolio, who agree that it is purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be pursuant to an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Portfolio through or with the assistance of the issuer or the investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. These Portfolios believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Portfolios' Subadviser are quite liquid. The Portfolios may, therefore, treat the restricted securities which meet the criteria for liquidity established by the Subadviser, including Section 4(2) commercial paper, as determined by the Subadviser of the Portfolio, as liquid and not subject to the investment limitation applicable to illiquid securities.

FOREIGN SECURITIES AND AMERICAN DEPOSITORY RECEIPTS

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the United States.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, changes in currency rates, generally higher brokerage or commission rates on foreign trades, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential difficulties in enforcing contractual relationships, and

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

potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by a Portfolio will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, foreign securities are subject to less supervision and there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company of government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Certain restrictions may apply concerning the amount of a Portfolio's net assets which may be invested in foreign securities.

The Portfolios may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Subadviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

AMERICAN DEPOSITORY RECEIPTS

As noted above, ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Subadviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities described above.

EMERGING MARKET SECURITIES

Some Portfolios may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Subadviser to be an emerging market as defined above. Additionally, the Portfolios may invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries; or (iv) companies traded in any market that derives 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio. Emerging nations

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

may suffer from extreme and volatile debt burdens or inflation rates. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Portfolio.

LENDING PORTFOLIO SECURITIES

The Portfolios are each authorized to lend their portfolio securities to brokers, dealers and other financial organizations. The purpose of this lending activity is to generate additional income. The primary risk associated with lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.

As with any securities lending, a risk exists that when the Portfolio lends portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action.

Each of the Portfolios engaging in securities lending will follow certain guidelines in determining whether a particular potential securities borrower is appropriate.

In determining whether to lend a security to a particular broker, dealer or financial institution, the Investment Subadviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. A Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Portfolio may receive as collateral will not become part of the Portfolio's investment Portfolio at the time of the loan and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Portfolio any accrued income on those securities and the Portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. The Portfolio will not lend securities having a value that exceeds 10% of the current value of its total assets. Loans of securities will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

TEMPORARY BANK BORROWING

All of the Portfolios may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

LETTERS OF CREDIT

Certain Portfolios may also engage in trades of municipal obligations, certificates of participation therein, commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the Investment

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Subadviser, are of investment quality comparable to other permitted investments of the Portfolio may be used for letter of credit-backed investment.

INVESTMENT IN UNSEASONED COMPANIES

Certain Portfolios may also invest Portfolio assets in securities of companies that have operated for less than three years, including the operations of predecessors. The Portfolios have undertaken that they will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

REAL ESTATE-RELATED INSTRUMENTS

Some Portfolios may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

CORPORATE ASSET-BACKED SECURITIES

Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

ASSET-BACKED MORTGAGE SECURITIES

Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

By purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

Some Portfolios may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by these Portfolios may involve revolving credit facilities or other standby financing commitments which obligate the Portfolios to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolios

                                     TST-27
may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

INVESTMENT COMPANY SECURITIES

Generally, the Portfolios may purchase and sell securities of open and closed-end investment companies.

AFFILIATED BANK TRANSACTIONS

Certain Portfolios may engage in transactions with financial institutions that are, or may be considered to be "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits): municipal securities, U. S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. The Board of Trustees and the Subadvisers of Portfolios engaged in affiliated bank transactions have established and will periodically review procedures applicable to transactions involving affiliated financial institutions.

INDEXED SECURITIES

Certain Portfolios may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting, in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency, Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

SHORT SALES "AGAINST THE BOX"

Some Portfolios may enter into a short sale against the box. If a Portfolio decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

SWAP AGREEMENTS

Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or

                                     TST-28
abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Portfolio is not limited to any particular form of swap agreement if the Subadviser determines it is consistent with the fund's investment objective and policies.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each Portfolio expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Each Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

CONVERTIBLE SECURITIES

Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security hold, such as DECS-(Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS-(liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS-(Preferred Equity Redeemable Stock (an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES-(Preferred Redeemable Increased Dividend Securities (which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. The Portfolios do not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held by a Portfolio. Therefore, a Portfolio invests in convertible securities irrespective of their ratings. This could result in a Portfolio purchasing and holding, without limit, convertible securities rated below investment grade by as NRSRO or in a Portfolio holding such securities where they have a acquired below-investment-grade rating after a Portfolio has purchased it.

                                     TST-29

                                   EXHIBIT B
--------------------------------------------------------------------------------

A. DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds rated A possess many favorable investment attributes are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment sometime in the future.

Baa -- Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds rate Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market short-comings.

C -- Bonds rate C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

B. DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issued only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                     TST-30

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB -- Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC -- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                     TST-31

                           THE TRAVELERS SERIES TRUST

                      DISCIPLINED MID CAP STOCK PORTFOLIO


                     JURIKA & VOYLES CORE EQUITY PORTFOLIO


                      LAZARD INTERNATIONAL STOCK PORTFOLIO


                            NWQ LARGE CAP PORTFOLIO

                        TRAVELERS QUALITY BOND PORTFOLIO

                      U.S. GOVERNMENT SECURITIES PORTFOLIO



ONE TOWER SQUARE

HARTFORD, CONNECTICUT 06183
TELEPHONE 1-860-277-0111
--------------------------------------------------------------------------------


The Travelers Series Trust (the "Series Trust"or "Fund") is a diversified open-end management investment company (mutual fund) consisting of multiple series of shares (the "Portfolios"), each with its own investment objectives and policies. Six of the Portfolios as listed above are described in this prospectus. The other Travelers Series Trust portfolios are described in other prospectuses. All Portfolios described in this prospectus may not be available under all variable contracts. Shares of the Portfolios are currently offered without a sales charge to certain separate accounts of The Travelers Insurance Company and Travelers Life and Annuity Company (collectively, "Company" or "Travelers"). The Portfolios serve as funding options for variable annuity and variable life insurance contracts issued by Travelers. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use shares of the Portfolios as funding options now or in the future.


This Prospectus concisely sets forth the information about the Series Trust and the Portfolios that you should know before investing. Please read it and retain it for future reference. Additional information about the Series Trust and the Portfolios is contained in a Statement of Additional Information ("SAI") dated May 1, 1998 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, by calling 860-277-0111 or by accessing the SEC's website (http://www.sec.gov).

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                               TABLE OF CONTENTS


FINANCIAL HIGHLIGHTS........................................    3
FUND DESCRIPTION............................................    5
FUNDAMENTAL INVESTMENT POLICIES.............................    5
DISCIPLINED MID CAP STOCK PORTFOLIO.........................    5
JURIKA & VOYLES CORE EQUITY PORTFOLIO.......................    8
LAZARD INTERNATIONAL STOCK PORTFOLIO........................   10
NWQ LARGE CAP PORTFOLIO.....................................   12
TRAVELERS QUALITY BOND PORTFOLIO............................   14
U.S. GOVERNMENT SECURITIES PORTFOLIO........................   16
PORTFOLIO TURNOVER..........................................   17
BOARD OF TRUSTEES...........................................   17
INVESTMENT MANAGER..........................................   18
INVESTMENT SUBADVISERS......................................   19
FUND ADMINISTRATION.........................................   21
SECURITIES TRANSACTIONS.....................................   21
FUND EXPENSES...............................................   21
SHARES OF THE SERIES TRUST..................................   21
NET ASSET VALUE.............................................   22
TAX STATUS..................................................   23
DIVIDENDS AND DISTRIBUTIONS.................................   23
LEGAL PROCEEDINGS...........................................   23
YEAR 2000 COMPLIANCE........................................   23
ADDITIONAL INFORMATION......................................   23
EXHIBIT A...................................................   24
EXHIBIT B...................................................   41


                                    SERIES-2

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following information for the periods ended December 31, 1997 and 1996 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1997. For Portfolios which commenced operations subsequent to December 31, 1997 there is no per share data available. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's 1997 Annual Report, which is incorporated by reference into the SAI.


                                                                            LAZARD INTERNATIONAL STOCK
                                     TRAVELERS QUALITY BOND PORTFOLIO                PORTFOLIO
                                     ---------------------------------   ---------------------------------
                                      YEAR ENDED     AUG. 30, 1996(1)     YEAR ENDED      AUG. 1, 1996(1)
                                     DEC. 31, 1997   TO DEC. 31, 1996    DEC. 31, 1997   TO DEC. 31, 1996
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................     $10.10              $10.00             $10.78           $10.00
----------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(2).........       0.43              0.19               0.05             0.02
  Net realized and unrealized
    gains..........................       0.29              0.16               0.87             0.76
----------------------------------------------------------------------------------------------------------
Total Income From Operations.......       0.72              0.35               0.92             0.78
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
  Net investment income............      (0.43)            (0.19)             (0.09)              --
  Net realized gains...............      (0.03)            (0.06)             (0.04)              --
----------------------------------------------------------------------------------------------------------
Total Distributions................      (0.46)            (0.25)             (0.13)              --
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....     $10.36              $10.10             $11.57           $10.78
----------------------------------------------------------------------------------------------------------
TOTAL RETURN++.....................       7.14%             3.56%              8.50%            7.80%
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S)..........................     $9,468            $5,273            $14,229           $4,322
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(2)......................       0.75%             0.75%              1.25%            1.25%
  Net investment income............       5.80              5.62               0.66             0.42
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............        295%               35%                22%               9%
----------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS(3)........         --                --              $0.04              $0.01
----------------------------------------------------------------------------------------------------------


                                     DISCIPLINED MID CAP STOCK PORTFOLIO
                                     -----------------------------------
                                               APR. 1, 1997(1)
                                              TO DEC. 31, 1997

NET ASSET VALUE, BEGINNING OF
  PERIOD...........................                               $10.00
----------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(2).........                  0.06
  Net realized and unrealized
    gains..........................                  3.37
----------------------------------------------------------------------------------------------------------
Total Income From Operations.......                  3.43
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
  Net investment income............                 (0.06)
  Net realized gains...............                 (0.90)
----------------------------------------------------------------------------------------------------------
Total Distributions................                 (0.96)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....                               $12.47
----------------------------------------------------------------------------------------------------------
TOTAL RETURN++.....................                 34.38%
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S)..........................                $6,169
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(2)......................                  0.95%
  Net investment income............                  0.85
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............                    74%
----------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS(3)........                                $0.05
----------------------------------------------------------------------------------------------------------


(1) Commencement of operations.

(2) The Travelers has waived all of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, The Travelers has agreed to reimburse the Portfolios for the amounts listed below. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:



                                                                        PER SHARE DECREASE
                                      AMOUNT OF EXPENSES                IN NET INVESTMENT              EXPENSE RATIOS WITHOUT
                                          REIMBURSED                          INCOME               FEE WAIVERS AND REIMBURSEMENT+
           PORTFOLIO                1997             1996              1997           1996             1997              1996
-----------------------------------------------------------
Travelers Quality Bond
 Portfolio.....................    $24,460          $10,901            $0.03          $0.03            1.13%             1.76%
Lazard International Stock
 Portfolio.....................     40,408           12,454             0.03           0.07            1.76              2.87
Disciplined Mid Cap Stock
 Portfolio.....................     27,736               --             0.08             --            1.82                --


(3) The SEC has instituted guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.


++ Total return is actual and has not been annualized, as it may not be representative of the total return for the year. The total return would have been lower had expenses not been reduced during the period shown or if separate account charges had been reflected.



+  Annualized for periods of less than one year.


                                    SERIES-3

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                           THE TRAVELERS SERIES TRUST


                      U.S. GOVERNMENT SECURITIES PORTFOLIO



The following information for the year ended December 31, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1997. All other periods presented have been audited by other independent auditors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's 1997 Annual Report, which is incorporated by reference into the SAI.



                                                                                           JANUARY 24,(1)
                                                                                                 TO
                                                 YEAR ENDED DECEMBER 31,                    DECEMBER 31,
                                 -------------------------------------------------------   --------------
                                   1997        1996        1995       1994        1993          1992
---------------------------------------------------------------------------------------------------------
PER SHARE DATA
  Net asset value, beginning of
    period.....................  $  10.86    $ 12.43     $ 10.58    $ 11.63     $ 10.79        $10.00
Income (loss) from operations
  Net investment income........      0.58       0.68        0.65       0.60        0.57          0.53
  Net realized and unrealized
    gain (loss)................      0.79      (0.52)       1.80      (1.23)       0.44          0.26
                                 --------    -------     -------    -------     -------        ------
    Total income (loss) from
      operations...............      1.37       0.16        2.45      (0.63)       1.01          0.79
Less distributions from(2)
  Net investment income........     (0.58)     (1.55)      (0.60)     (0.39)      (0.17)           --
  Net realized gains...........        --      (0.18)         --      (0.03)         --            --
                                 --------    -------     -------    -------     -------        ------
    Total distributions........  $  (0.58)   $ (1.73)    $ (0.60)   $ (0.42)    $ (0.17)           --
                                 --------    -------     -------    -------     -------        ------
Net asset value, end of
  period.......................  $  11.65    $ 10.86     $ 12.43    $ 10.58     $ 11.63        $10.79
                                 ========    =======     =======    =======     =======        ======
TOTAL RETURN(3)................     12.62%      1.46%      24.42%     (5.64)%      9.48%         7.90%
Net assets, end of period
  (thousands)..................  $ 35,279    $26,009     $28,192    $24,522     $25,520        $9,017
RATIOS TO AVERAGE NET ASSETS
  Expenses(4)..................      0.49%      0.62%       0.56%      0.71%       0.58%         0.38%(5)
  Net income...................      6.10%      5.68%       5.80%      5.56%       5.04%         4.72%(5)
Portfolio turnover rate........       208%       501%        214%        16%         51%           25%
(1)  Date operations commenced.
(2)  Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net
     realized short-term capital gains were included in
     distributions from net investment income.
(3)  Total return is actual and has not been annualized, as it may not be representative of the total return for the year.
     The total return would have been lower if separate account charges had been reflected.
(4)  The ratios of expenses to average net assets for the year ended December 31, 1993 and the period ended December 31,
     1992 reflect an expense reimbursement by The Travelers in
     connection with voluntary expense limitations. Without the expense reimbursement, the ratio of operating expenses to
     average net assets would have been 0.77% and 0.72% for the year ended December 31, 1993 and the period ended December
     31, 1992, respectively.
(5)  Annualized.


                                    SERIES-4

                                FUND DESCRIPTION
--------------------------------------------------------------------------------

The Series Trust is registered with the SEC as an open-end management investment company. The Series Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the shares of the Series Trust to be divided into two or more series related to separate portfolios of investments, and further allows the Board of Trustees to establish additional portfolios at any time.


The Series Trust is currently divided into 21 series (the "Portfolios"), each with its own investment objective and policies, all of which are diversified portfolios under the Investment Company Act of 1940, as amended ("1940 Act"). Six Portfolios, as described below, are contained in this prospectus. The other Portfolios are described in a separate prospectus. While there is no assurance that a Portfolio will achieve its objective, each Portfolio endeavors to do so by following its investment policies as described below.


FUNDAMENTAL INVESTMENT POLICIES

Each of the Portfolios follows certain investment policies and adopts specific investment techniques which cannot be modified without shareholder approval. These "fundamental" investment policies are mandated by either the provisions of The Investment Company Act of 1940, as amended (the "1940 Act") or pursuant to procedures that the Board of Trustees has decided to adopt. In contrast, each Portfolio also follows certain nonfundamental investment policies. Unlike the fundamental investment policies, nonfundamental policies may be changed, subject to the approval of the Board, at the discretion of the Investment Adviser or Subadviser for the affected Portfolio without shareholder approval. Except as noted, all of the investment policies discussed herein are nonfundamental.


                      DISCIPLINED MID CAP STOCK PORTFOLIO

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE



The investment objective of the Disciplined Mid Cap Stock Portfolio (formerly Mid Cap Disciplined Equity Fund) is to seek growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks.



The investment Subadviser's approach to equity management is designed to provide diversified exposure to the mid and small capitalization segments of the U.S. equity market. Travelers Investment Management Company ("TIMCO") selects stocks with a primarily quantitative screening process that seeks attractive relative value and earnings growth. In order to achieve consistent relative performance, TIMCO manages the portfolio to mirror the overall risk, sector weightings and style characteristics of the Standard & Poor's 400 stock index ("S&P 400 Index"). The S&P 400 Index is a value-weighted stock index consisting of 400 mid-sized U.S. companies.



Stock selection is based on the intersection of various appraisal models reflecting valuation, earnings, and relative price performance. Valuation rankings are derived by comparing price/earnings ratios relative to expected long-term earnings growth. Stocks are also ranked on the trend and magnitude of reported earnings, earnings surprises and changes in analysts' earnings estimates. These fundamental appraisal factors are supplemented by an analysis of short-term price changes exhibited by individual securities that deviate significantly from related industry group performance.



Portfolio decision-making follows a disciplined process. Stocks which are ranked favorable by TIMCO's appraisal models are reviewed by a team of senior portfolio managers. A sophisticated risk model is used to evaluate each stock's potential contribution to overall portfolio risk. Stocks that are


                                    SERIES-5
determined to be underpriced on a risk-adjusted basis are overweighted in the portfolio relative to the S&P 400 Index.



Conversely, TIMCO will sell a stock holding if the earnings outlook for the issuing company becomes less favorable or the stock's valuation is no longer attractive relative to the company's expected growth rate or risk.



The Disciplined Mid Cap Stock Portfolio will use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.



The Portfolio will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, the Portfolio will set aside an amount of cash and cash equivalents equal to the total market value of the futures contact, less the amount of the initial margin. At no time will the Portfolio's transactions in such futures be used for speculative purposes.



All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolio will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the Securities and Exchange Commission).



The Disciplined Mid Cap Stock Portfolio may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure.



RISK FACTORS



There can, of course, be no assurance that the Portfolio will achieve its investment objective since there is uncertainty in every investment. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security. In addition, there may be more risk associated with the Portfolio to the extent that it invests in small or mid-sized companies. More risk is associated with investment in small or mid-sized companies than with larger companies because such companies may be dependent on only one or two products and may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Small or mid-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, which may affect marketability. The prices of these stocks often fluctuate more than the overall stock market.



FUNDAMENTAL INVESTMENT POLICIES



The investment policies of the Disciplined Mid Cap Stock Portfolio are fundamental and may not be changed without a vote of the majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 ("1940 Act"). These policies permit the Fund to:



     - invest up to 5% of its assets in the securities of any one issuer;



     - borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;



     - pledge up to 10% of its assets to secure borrowings;


                                    SERIES-6

     - invest up to 25% of its assets in the securities of issuers in the same industry; and



     - invest up to 10% of its assets in repurchase agreements maturing in more than seven days and securities for which market quotations are not readily available.



INVESTMENT RESTRICTIONS



The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act. The Disciplined Mid Cap Stock Portfolio may not:



     - invest more than 5% of its total assets, computed at market value, in the securities of any one issuer;



     - invest in more than 10% of any class of securities of any one issuer;



     - invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;



     - borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 33 1/3% of its gross assets computed at cost; while outstanding, a borrowing may not exceed one-third of the value of its net assets, including the amount borrowed; the Portfolio has no intention of attempting to increase its net income by means of borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets of the Portfolio computed at cost;



     - underwrite securities, except that the Portfolio may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Account may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");



     - purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes as described above;



     - invest for the primary purpose of control or management;



     - make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;



     - make loans, except that the Portfolio may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Account's investment objective and policies;



     - invest more than 25% of its total assets in the securities of issuers in any single industry;



     - purchase the securities of any other investment company, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company;



     - invest in interests in oil, gas or other mineral exploration or development programs; or



     - invest more than 5% of its net assets in warrants, valued at the lower of cost or market; warrants acquired by the Account in units or attached to securities will be deemed to be without value with regard to this restriction. The Portfolio is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of TIMCO have a substantial interest.



The Portfolio may make investments in an amount of up to 15% of the value of its net assets in restricted securities which may not be publicly sold without registration under the 1933 Act.


                                    SERIES-7

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE



The investment objective of Jurika & Voyles Core Equity Portfolio is to seek long-term capital appreciation. The Portfolio invests primarily in the common stock of quality companies of all market capitalizations that offer current value and significant future growth potential.



INVESTMENT POLICIES



The Portfolio will invest at least 65% of its total assets in the common stock of companies having market capitalizations at the time of purchase of $500 million and over. The Portfolio typically expects that at least 80% of its equity holdings will fall within this capitalization range. The average and median market capitalizations will fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities.



The Portfolio seeks value in quality companies normally offering lower price-to-earnings multiples and higher earnings growth rates than the S&P 500 or other relevant benchmark. Quality companies possess some or all of the following characteristics: significant potential for future growth in earnings, a strong competitive advantage, a clearly defined business focus, strong financial health, and management ownership.



The Subadviser emphasizes in-house research, which includes personal contracts, site visits and meetings with company management. In unusual circumstances, economic, monetary and other factors may cause the Subadviser to assume a temporary, defensive position during which all or a substantial portion of the Portfolio's assets may be invested in cash and short-term instruments.



Other investments are allowed, including, but not limited to, those described below. The description of these techniques and the associated risks appears in the Travelers Series Trust prospectus. Subject to the investment restrictions set forth below, the Jurika & Voyles Core Equity Portfolio may invest in or engage in the following:



- convertible preferred stocks;


- convertible debt securities;


- warrants;


- foreign securities such as U.S. dollar-denominated securities of foreign issuers and ADRs, (up to 25% of its total assets) but will limit its investments in any one foreign country to 5% of its total assets. As part of this, the Portfolio may invest up to 5% of its net assets in securities denominated in foreign currencies;


- debt securities (up to 35% of its total assets) including up to 25% of its total assets in debt securities (and convertible debt securities) rated below investment grade sometimes referred to as "high yield/high risk" or "junk bonds." Debt securities may include bonds, notes, convertible bonds, mortgage-backed and asset-backed securities (including CMOs and REMICs) and other types;


- U.S. Government securities;


- repurchase agreements; and


- securities lending.



RISK FACTORS



The value of the Portfolio's shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which the Portfolio invests. The Portfolio may invest the securities of smaller companies. Such investments present greater opportunities for capital appreciation but may also involve greater risks than larger companies. The prices of securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers. The Portfolio may invest in securities of foreign issuers which may involve greater risks than investments in domestic securities, such as foreign currency


                                    SERIES-8
risks. Debt securities held by the Portfolio may be subject to several types of investment risk, including market or interest rate risk, which relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to corporate bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. Investment-grade debt securities are generally regarded as having adequate capacity to pay interest and repay principal, but have speculative characteristics. Below-investment grade debt securities (sometimes referred to as "high-yield/high-risk" or "junk" bonds) have greater speculative characteristics. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The Portfolio may also use various investment practices, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities, which all involve a degree of risk.



INVESTMENT RESTRICTIONS



The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolios as defined in the 1940 Act. The Portfolios may not:



     - with respect to 75% of its assets, invest more than 5% of its total assets, computed at market value, in the securities of any one issuer (excluding U.S. Government Securities);



     - invest more than 25% of its assets in companies within a single industry; except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;



     - borrow amounts in excess of 33 1/3% of its gross assets (taken at the lower of cost or market value), and then only as a temporary measure for extraordinary or emergency purposes. The Portfolio may not purchase additional securities when borrowings exceed 5% of total assets;



     - issue senior securities;



     - make loans of more than one-third of the Portfolio's net assets, including loans of securities;



     - purchase or sell commodities or commodity contracts, or interest in oil, gas or other mineral leases, or other mineral exploration or development programs;



     - purchase or sell real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts; and



     - underwrite securities of any other company, except that the Portfolio may invest in companies that engage in such businesses, and except to the extent that the Portfolio may technically be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act") in selling a portfolio security;



Notwithstanding any other fundamental investment restriction or policy, the Portfolio reserves the right to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as the Portfolio.



As a matter of additional investment restriction, implemented at the discretion of the Subadviser, the Portfolio may not:



     - purchase or write put, call straddle or spread options or engage in futures transactions;



     - make short sales (except covered or "against the box" short sales) or purchases on margin;



     - mortgage, pledge or hypothecate any of its assets as security for any of its obligations, except as allowed for permissible borrowings;



     - purchase the securities of any company for the purpose of exercising management or control;


                                    SERIES-9

     - purchase more than 10% of the outstanding voting securities of any one issuer;



     - participate on a joint basis in any trading account in securities, although the Adviser may aggregate orders for the sale or purchase of securities with other accounts it manages to reduce brokerage costs or to average prices;



     - invest, in the aggregate, more than 15% of its net assets in illiquid securities;



     - invest more than 25% of its total assets in foreign securities, or more than 5% in one foreign country, or more than 5% of its net assets in securities denominated in foreign currencies; and



     - invest more than 5% of its net assets in indexed securities.


                      LAZARD INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Lazard International Stock Portfolio is to seek capital appreciation through investing primarily in the equity securities of non-United States companies (i.e., incorporated or organized outside the United States).

INVESTMENT POLICIES

The Portfolio expects to invest its assets principally in the following:

- equity securities of non-U.S. companies, (although the Portfolio may have substantial investments in American Depository Receipts, "ADRs" and Global Depository Receipts, "GDRs");
- convertible bonds; and
- other convertible securities.


There is no requirement, however, that the Portfolio invest exclusively in common stocks or other equity securities, and, if deemed advisable, it may invest up to 20% of the value of its total assets in fixed-income securities and short-term money market instruments. Generally, cash and short-term money market instruments will not ordinarily exceed 5% of the Portfolio's total assets. The Portfolio will not invest in fixed-income securities rated lower than investment grade at time of purchase.


It is the present intention of the Subadviser to invest the Portfolio's assets in companies based in Continental Europe, the United Kingdom, the Pacific Basin and in such other areas and countries as the Subadviser may determine from time to time. Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the equity securities of companies within not less than three different countries (not including the United States). The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time in accordance with the judgment of the Subadviser.

In selecting investments for the Portfolio, the Subadviser attempts to identify inexpensive markets world-wide through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or the potential to improve profitability. In addition, the Subadviser seeks to identify companies that it believes are financially productive and undervalued in those markets. The Subadviser focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach).


The Subadviser recognizes that some of the best opportunities are in securities not generally followed by investment professionals. Thus, the Subadviser relies on its research capability and also maintains a dialogue with foreign brokers and with the management of foreign companies in an effort to gather the type of "local knowledge" that it believes is critical to successful investment abroad. To this end, the Subadviser communicates with its affiliates in Paris, London and Tokyo, for information concerning current business trends, as well as for a better understanding of the management of local businesses.

                                    SERIES-10

The information supplied by these affiliates will be limited to statistical and factual information, advice regarding economic factors and trends or advice as to occasional transactions in specific securities.

The Portfolio may enter into foreign currency forward exchange contracts in order to protect against anticipated changes in foreign currency exchange rates.

When, in the judgment of the Subadviser, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. Companies or short-term money market instruments or hold its assets in cash.

The Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions if cash or cash equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Portfolio with respect to the loan is maintained by the borrower with the Portfolio in a segregated account.

Please review Exhibit A for a more detailed discussion of the investment techniques the Portfolio will use to attempt to achieve its investment objectives.

INVESTMENT RESTRICTIONS

The following represents the fundamental investment policies of the Portfolio. Please consult the SAI for additional information concerning investment restrictions.

The Lazard International Stock Portfolio may not:

- issue senior securities, borrow money or pledge or mortgage its assets, except that the Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities. For purposes of this investment restriction, the Portfolio's entry into options, forward contracts, futures contracts, including those related to indexes shall not constitute borrowing. Temporary or emergency borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Lazard International Stock Portfolio's total assets (including the amount borrowed) less liabilities (including the amount borrowed) at the time the borrowing is made. Securities may not be purchased by the Portfolio while borrowings in excess of 5% of the value of the Lazard International Stock Portfolio's total assets are outstanding.
- make loans, except loans of portfolio securities not having a value in excess of 10% of the Portfolio's total assets and except that the Portfolio may purchase debt obligations in accordance with its investment objectives and policies;
- invest in illiquid securities if immediately after such investment more than 10% of the value of the Portfolio's net assets, taken at market value, would be invested in such securities;
- purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; provided, however, the Lazard International Stock Portfolio may purchase securities in an amount up to 5% of the value of its total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio's total assets;
- purchase the securities of issuers conducting their principal business in the same industry, if the value of the Portfolio's investment exceeds 25% of the Portfolio's then current net asset value;
- purchase or sell real estate except that the Portfolio may invest in the securities of companies whose business involves the purchase and sale of real estate or in securities which are secured by real estate or interest in real estate;
- purchase securities on margin;
- underwrite securities; or
- make investments for the purpose of exercising control or management.

RISK FACTORS

Lazard International Stock Portfolio may invest without limitation in foreign securities.

                                    SERIES-11

Investing in securities issued by foreign governments and corporations or entities involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

In addition, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.


                            NWQ LARGE CAP PORTFOLIO

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE



The investment objective of the Portfolio is to achieve consistent, superior total return with minimum risk to principal.



The Portfolio invests, under normal circumstances, at least 65% of its total assets in the common stocks of companies with above-average statistical value which are in fundamentally attractive industries and which, in the Subadviser's opinion, are undervalued at the time of purchase. The Portfolio may also invest in other equity-related securities consisting of convertible bonds, convertible preferred stocks, rights and warrants. The Portfolio's policy is to invest in a universe of 1100 companies of medium to large capitalization. Companies with market capitalization under $1 billion will be limited to 10% of the Portfolio's total assets.



The Subadviser uses statistical measures to screen for the companies with the best value characteristics such as below-average price-to-earnings and price-to-book ratios, above-average dividend yield and strong financial stability. Further, the Subadviser uses normalized earnings to value cyclical companies, focuses on quality of earnings, looks for investment in relative value, and concentrates in industries/sectors with strong long-term fundamentals. As used in this discussion, "fundamentals" will vary by industry and could relate to factors such as supply and demand, market share, economics, distribution channels, barriers to entry, and organizational factors. An economic "sector" consists of a variety of industries having some similar business characteristics, for example, the producer durables sector includes industries such as aerospace, heavy machinery, and electrical equipment.



In order to capture value, the Subadviser uses a multi-disciplined approach to identify market sectors that are early in their cycle of fundamental improvement, investor recognition and market exploitation. In its decision-making process, the Subadviser uses business-trend analyses to research industry and company fundamentals. The results are analyzed for the impact of changing worldwide product demand/supply, direction of inflation and interest rates, and expansion/contraction of business cycles. Once the investment team identifies those industries/sectors with positive fundamentals,


                                    SERIES-12
companies are screened for value characteristics such as below-average price-to-earnings and price-to-book ratios and above-average dividend yield. The Portfolio typically holds approximately 40-55 stocks.



Company visits and interviews with management help to verify the value in these potential investments. The Subadviser also uses numerous independent firms, as well as in-house resources, for economic, industry and securities research. The Portfolio will be concentrated in those industries with positive fundamentals and seeks to minimize risk by avoiding industries with deteriorating long-term fundamentals.



The Portfolio expects the majority of its investments to be companies based in the United States. However, from time to time, shares of foreign-based companies may be purchased if they pass the selection process outlined above.



Other investments are allowed, including, but not limited to, those described below. The description of these techniques and the associated risks appears in the Travelers Series Trust prospectus. Subject to the investment restrictions set forth below, the NWQ Large Cap Portfolio may invest in or engage in the following:



- repurchase agreements;


- money market instruments;.


- securities lending (not more than 33 1/3% of the Portfolio's net assets);


- domestic and foreign money market instruments, including;


- certificates of deposit;


- bankers' acceptances;


- time deposits maturing in up to six days (purchase of maturities of two to six days are not to exceed 15% of the Portfolio's total assets);


- U.S. Government obligations;


- U.S. Government agency securities;


- short-term corporate debt securities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, of comparable quality;


- when-issued, delayed settlement and forward delivery securities;


- open or closed-end investment companies (up to 10% of its assets. No more than 5% of the Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company.);


- foreign securities such as U.S. dollar-denominated securities of foreign issuers and ADRs (up to 20% of the Portfolio's assets); and


- illiquid securities.



The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, of an investment quality comparable with other debt securities which may be purchased by the Portfolio.



The investment policies of the NWQ Large Cap Portfolio are not fundamental.



RISK FACTORS



The value of the Portfolio's shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which the Portfolio invests. The Portfolio may invest in securities of foreign issuers which may involve greater risks than investments in domestic securities, such as foreign currency risks. The Portfolio may also use various investment practices, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities, which all involve a degree of risk.


                                    SERIES-13

INVESTMENT RESTRICTIONS



Investment restrictions (1), (2), (4), (5) and (6a) set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio as defined in the 1940 Act. The Portfolio may not:



- with respect to 75% of its assets, invest more than 5% of its total assets, computed at market value, in the securities of any one issuer (excluding U.S. Government Securities);



- with respect to 75% of its assets, invest in more than 10% of any class of securities of any one issuer;



- invest more than 25% of its total assets in companies with a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. Government when the Portfolio adopts a temporary defensive position;



- make loans, except by purchasing debt securities as allowed by the investment policies, or entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions;



- (a) borrow amounts in excess of 10% of its gross assets (taken at the lower of cost or market value), and then only as a temporary measure for extraordinary or emergency purposes, and (b) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets;



- pledge, mortgage or hypothecate an amount of assets which (taken at market value) exceeds 10% of its gross assets (taken at the lower of cost or market value);



- purchase or sell real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts;



- purchase or sell commodities or commodities contracts except for hedging purposes;



- underwrite the securities of other issuers;



- issue senior securities (except that the portfolio may make permitted borrowings and enter into repurchase agreements);



- purchase on margin or sell short;



- invest for the primary purpose of control or management;



- invest more than 15% of the portfolio's net assets in illiquid securities.



                        TRAVELERS QUALITY BOND PORTFOLIO

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE



The basic investment objective of Travelers Quality Bond Portfolio is to seek current income, moderate capital volatility and total return.



INVESTMENT POLICIES



The assets of Travelers Quality Bond Portfolio will be primarily invested in the following securities:



- money market obligations;


- treasury bills;


- repurchase agreements;


- commercial paper;


- bank certificates of deposit and bankers' acceptances; and


                                    SERIES-14

- publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments.



These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participation based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investment in longer term obligations may be made if the Investment Adviser concludes that the investment yields justify a longer term commitment. No more than 25% of the value of Travelers Quality Bond Portfolio's assets will be invested in any one industry.



The Portfolio will be actively managed and investments may be sold prior to maturity if deemed advantageous in light of factors such as market conditions or brokerage costs. While the investments of Travelers Quality Bond Portfolio are generally not listed securities, there are firms which make markets in the type of debt instruments that Travelers Quality Bond Portfolio holds. No problems of liquidity are anticipated with regard to the investments of Travelers Quality Bond Portfolio.



From time to time, Travelers Quality Bond Portfolio may commit to purchase new-issue government or agency securities on a "when-issued" basis (referred to throughout as "when-issued securities"). Generally, the Portfolio will make purchases for settlement no later than 90 days beyond the commitment date. Travelers Quality Bond Portfolio does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when Travelers Quality Bond Portfolio commits to purchase a when-issued security, it will identify and place in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.



Travelers Quality Bond Portfolio may also purchase and sell interest rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of the Travelers Quality Bond Portfolios securities. See attached Exhibit A for a more complete description of these investment techniques.



INVESTMENT RESTRICTIONS



The Travelers Quality Bond Portfolio is subject to certain investment restrictions. Specifically, the Investment Adviser, on behalf of the Portfolio may:



- invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);


- borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;


- purchase interests in real estate represented by securities for which there is an established market;


- make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;


- acquire up to 10% of the voting securities of any one issuer (it is the present practice of Travelers Bond Portfolio not to exceed 5% of the voting securities of any one issuer);


- make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and


- invest up to 15% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of
  1933).



RISK FACTORS



The Investment Adviser will weigh considerations of risks, yield and ratings in implementing Travelers Quality Bond Portfolio's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of the Portfolio, but it is anticipated that they will be of


                                    SERIES-15
investment grade or its equivalent. Debt instruments that the Portfolio purchases may, however, not be rated since such instruments may be government securities or of short durations. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.



The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.



                      U.S. GOVERNMENT SECURITIES PORTFOLIO

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE



The U.S. Government Securities Portfolio's investment objective is to seek the highest credit quality, current income and total return.



INVESTMENT POLICIES



To achieve this objective, the U.S. Government Securities Portfolio invests primarily in direct obligations of the United States, obligations of its instrumentalities supported by its full faith and credit, and obligations issued or guaranteed by federal agencies which are independent corporations sponsored by the United States and which are subject to its general supervision, but which are not supported by the full faith and credit of the United States. The Portfolio may, from time to time, purchase new-issue or government or agency securities on a "when-issued" or "to-be-announced" basis.



When market conditions warrant, the U.S. Government Securities Portfolio may adopt a defensive position by investing in money market instruments. Such instruments, which must mature within one year of their purchase, consist of U.S. Government securities; certificates of deposit, demand and time deposits and bankers' acceptances of banks which are members of the Federal Deposit Insurance Corporation and which have assets of at least $1 billion, including U.S. branches of foreign banks and foreign branches of U.S. banks; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. Government securities. The investments of the U.S. Government Securities Portfolio in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. (For a description of these rating systems, see the Appendix to the SAI.)



Direct obligations of the United States include Treasury Bills which are issued on a discount basis with a maturity of one year or less, Treasury Notes which have maturities at issuance of between one and ten years, and Treasury Bonds which have maturities at issuance of greater than ten years. Instrumentalities of the United States whose debt obligations are backed by its full faith and credit include: Government National Mortgage Association, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Maritime Administration, District of Columbia Armory Board, Farm Credit System, Financial Assistance Corporation, Federal Financing Bank and Washington Metropolitan Area Transit Authority. Federal agencies include: Farm Credit System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Student Loan Marketing Association.



The U.S. Government Securities Portfolio may write covered call options on securities which it owns. Such an option on an underlying security would obligate the Portfolio to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option. The Portfolio may also purchase put and call options for bona fide hedging purposes.


                                    SERIES-16

The U.S. Government Securities Portfolio may use exchange-traded futures contracts as a hedge to protect against changes in interest rates.



A detailed discussion of certain types of investments and investment techniques utilized by the U.S. Government Securities Portfolio is included in Exhibit A to this Prospectus.



INVESTMENT RESTRICTIONS



The U.S. Government Securities Portfolio has adopted the following fundamental investment restrictions which may not be changed without a vote of a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act. These restrictions and certain other fundamental investment restrictions are fully set forth in the SAI. Unless otherwise noted, all references to the Portfolio's assets are in terms of current market value. The U.S. Government Securities Portfolio will not: (1) invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities, for which there is no limit); (2) borrow money, except to facilitate redemptions or borrow money for temporary or emergency purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the Portfolio's gross assets computed at cost; (3) invest more than 25% of its assets in the securities of issuers in any single industry (exclusive of securities of the United States, its agencies or instrumentalities, for which there is no limit); and (4) make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts.



RISK FACTORS



U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from corporate debt securities. The value of the Portfolio's securities will fluctuate based on market conditions and interest rates. Interest rates depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. An increase in interest rates will generally reduce the value of debt securities, and conversely a decline in interest rates will generally increase the value of debt securities.


                               PORTFOLIO TURNOVER
--------------------------------------------------------------------------------


Although none of the Portfolios intend to invest for the purpose of seeking short-term profits, securities held by each Portfolio will be sold whenever the Portfolio's investment adviser or Subadviser believes it is appropriate to do so in light of the Portfolio's investment objective, without regard to the length of time a particular security may have been held. For 1997, the Portfolio turnover rates were as follows: Travelers Quality Bond Portfolio, 295%; Lazard International Stock Portfolio, 22%; U.S. Government Securities Portfolio, 208%; and the Disciplined Mid Cap Stock Portfolio, 74%.



For 1998, the following Portfolios expect to have the portfolio turnover rates listed: Jurika & Voyles Core Equity Portfolio, 100% and NWQ Large Cap Portfolio, 25%-50% annually.


                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Under Massachusetts law, the Series Trust's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Series Trust. Subject to the provisions of the Declaration of Trust, the business and affairs of the Series Trust shall be managed by the Trustees or

                                    SERIES-17
other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

                               INVESTMENT MANAGER
--------------------------------------------------------------------------------


As described above, the Board of Trustees monitors the activities of those entities which provide investment management and Subadvisory services to the Portfolios. The Travelers Asset Management International Corporation ("TAMIC," also referred to throughout this prospectus as the "Investment Adviser") provides investment supervision to the Portfolios described herein (with the exception of the Travelers Quality Bond Portfolio) in accordance with each Portfolio's investment objectives, policies and restrictions. TAMIC'S responsibilities generally include the following:


     (1) engaging the services of one or more firms to serve as investment adviser to the Portfolios;

     (2) reviewing from time to time the investment policies and restrictions of the Portfolios in light of the Portfolio's performance and otherwise and after consultation with the Board, recommending any appropriate changes to the Board;

     (3) supervising the investment program prepared for the Portfolios by the Subadviser;

     (4) monitoring, on a continuing basis, the performance of the Portfolio's securities;

     (5) arranging for the provision of such economic and statistical data as TAMIC shall determine or as may be requested by the Board; and

     (6) providing the Board with such information concerning important economic and political developments as TAMIC deems appropriate or as the Board requests.


TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group, Inc., and its principal offices are located at One Tower Square, Hartford, Connecticut, 06183. In addition to providing investment advice to the Portfolio, TAMIC also acts as investment adviser for other investment companies used to fund variable insurance products. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts and non-affiliated insurance companies. For serving as investment adviser to the Trust, TAMIC receives a fee, equal to the average daily net asset value of each of the Portfolios, as shown in the table below. Additionally, TAMIC provides investment advisory services to the Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio.



TRAVELERS QUALITY BOND PORTFOLIO
PORTFOLIO MANAGER



The Portfolio is managed by F. Denney Voss. Mr. Voss joined The Travelers Insurance Company in 1980 and currently Mr. Voss is a Senior Vice President of The Travelers Insurance Company. Mr. Voss is also a Vice President of TAMIC. Mr. Voss has also managed TAMIC's Travelers Quality Bond Account for Variable Annuities since March 1995 and has been responsible for managing the Travelers portfolios backing general account insurance products since August 1994. Prior to transferring to the Travelers Securities Department in 1994, Mr. Voss performed various sales and trading functions for Smith Barney Inc., a Travelers Group subsidiary.



U.S. GOVERNMENT SECURITIES PORTFOLIO


PORTFOLIO MANAGER



The U.S. Government Securities Portfolio has been managed by Joseph M. Mullally since mid-1995. Mr. Mullally is a 1989 graduate of the Massachusetts Institute of Technology with a degree in Economics and minor in Mathematics. While at MIT he worked three years as a research assistant at the Sloan School and the Harvard Business School. Areas of research included interest rate expectations, foreign exchange rate expectations and causality among price volatility, volume and investor expectations. Prior to joining The Travelers, he spent six years at CS First Boston. He was the Corporate Fixed Income Strategist, Chief Fixed Income Strategist and Global Product Manager for Government Securities. He has worked extensively with mortgages, corporates, treasuries, and other


                                    SERIES-18
investment grade securities. He also worked in the Portfolio Strategy Group for several years, focusing on constructing portfolios to outperform benchmark indices.



----------------------------------------------------------------------------------------------------------
                                                          ADVISORY FEE
                                                          PAID TO TAMIC      SUBADVISORY FEE
                                                       (% OF AVERAGE DAILY    PAID BY TAMIC
                      PORTFOLIO                            NET ASSETS)       TO SUBADVISERS    EXPENSE CAP
----------------------------------------------------------------------------------------------------------
Disciplined Mid Cap Stock Portfolio..................          0.70%               0.35%          0.95%
Jurika & Voyles Core Equity Portfolio................          0.75%              0.375%          1.00%
Lazard International Stock Portfolio.................         0.825%              0.475%          1.25%
NWQ Large Cap Portfolio..............................          0.75%              0.375%          1.00%
Travelers Quality Bond Portfolio.....................        0.3233%                N/A           0.75%
U.S. Government Securities Portfolio.................        0.3233%                N/A           1.25%


                             INVESTMENT SUBADVISERS
--------------------------------------------------------------------------------

GENERAL


Under the terms of the Investment Advisory and Subadvisory Agreements, the Subadviser provides an investment program for the Portfolios. The Subadvisers make all determinations with respect to the purchase and sale of the portfolio securities (subject to the terms and conditions of the investment objectives, policies, and restrictions of the Portfolio and to the supervision of the Board of Trustees and TAMIC) and places, in the name of the Portfolio, call orders for execution of the portfolio transactions. In addition, only Lazard Asset Management ("Lazard") also executes the orders, while Jurika & Voyles, and NWQ Large Cap Value only place the orders for TAMIC to execute.


For services rendered to the Portfolios, the Subadvisers charge a fee to TAMIC, as shown in the table above. The Portfolios do not pay the Subadvisers' fee nor any part thereof, nor will they have any obligation or responsibility to do so. The Subadvisory fees that TAMIC pays to the various Subadvisers are not dependent on the particular Portfolio's performance.


JURIKA & VOYLES CORE EQUITY PORTFOLIO


SUBADVISER: JURIKA & VOYLES L.P.



Jurika & Voyles is a professional investment management firm founded in 1983 by William K. Jurika and Glenn C. Voyles. As of December 31, 1997, the Subadviser had discretionary management authority with respect to approximately $7 billion of assets for various clients including corporations, pension plans, 401(k) plans, profit sharing plans, trusts and estates, foundations and charitable endowments, and high net worth individuals. The principal business address of the Subadviser is 1999 Harrison Street, Suite 700, Oakland, California 94612.



The Subadviser is affiliated with Nvest L.P., ("Nvest") a publicly traded limited partnership affiliated with Metropolitan Life Insurance Company. Nvest is a holding company for several investment management firms including Loomis, Sayles & Company, L.P., Reich & Tang Asset Management, L.P., Copley Real Estate Advisors, Inc., Back Bay Advisors, L.P., Harris Associates, L.P. (Nvest's subsidiaries) and an affiliated firm, Capital Growth Management Limited Partnership.



Peter Goetz, CFA is the Portfolio Manager of the Jurika & Voyles Core Equity Portfolio. Mr. Goetz is Vice President and portfolio manager working primarily with institutional clients. He was previously a senior portfolio manager at Bank of America in Newport Beach, CA, managing equity and balanced portfolios for non-profit organizations, charitable foundations, and high net worth individuals. Mr. Goetz is a graduate of the University of Southern California where he earned a Master's degree in Business Administration, and the University of California-Irvine, where he earned a Bachelor's degree in Economics. He is also a Chartered Financial Analyst.



LAZARD INTERNATIONAL STOCK PORTFOLIO
SUBADVISER: LAZARD ASSET MANAGEMENT



Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112, has entered into an investment subadvisory agreement (the "Lazard Subadvisory Agreement") on behalf of the Portfolio

                                    SERIES-19
with TAMIC to provide subadvisory services to the Lazard International Stock Portfolio. Pursuant to the Lazard Subadvisory Agreement, Lazard regularly will provide the Portfolio with investment research, advice and supervision and continuously furnish an investment program for the Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.



Lazard Asset Management is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the Securities and Exchange Commission and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services in addition to asset management services.



MANAGEMENT OF LAZARD PORTFOLIO



Herbert Gullquist is primarily responsible for the day-to-day management of the assets of the Portfolio. Mr. Gullquist, a Managing Director and a vice-chairman of Lazard Freres, is the Chief Investment Officer of Lazard, and has been with the Subadviser since 1982. He has been the President of The Lazard Funds, Inc. and Lazard Retirement Series Inc., which include several mutual funds including the Lazard International Equity Portfolio, a publicly traded mutual fund offered by Lazard Freres since that fund's inception in 1991.



NWQ LARGE CAP PORTFOLIO


SUBADVISER: NWQ INVESTMENT MANAGEMENT COMPANY



NWQ Investment Management Company ("NWQ") was founded in 1982 and is located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067. It is a wholly-owned subsidiary of United Asset Management and provides investment management services to institutional and high net worth individuals. As of December 31, 1997, NWQ had over $8.3 billion in assets under management.



An Investment Committee is responsible for the investment process and decisions of the NWQ Large Cap Portfolio, consisting of Jon D. Bosse, CFA; E.C. (Ted) Friedel, CFA; Thomas J. Laird, CFA; David A. Polak, CFA; Phyllis G. Thomas, CFA; with Mr. Friedel primarily responsible for the day-to-day management of the Portfolio. Mr. Friedel is a managing director and portfolio manager with twenty-seven years of investment experience. Prior to joining the firm in 1983, he spent twelve years with Beneficial Standard Investment Management Company where he was a senior member of the investment committee. He holds a B.S. from the University of California at Berkeley, and an MBA from Stanford. He is a member of the Association for Investment Management and Research.



DISCIPLINED MID CAP STOCK PORTFOLIO

SUBADVISER: TRAVELERS INVESTMENT MANAGEMENT COMPANY (TIMCO)


The subadviser to the Portfolio is Travelers Investment Management Company (TIMCO), a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is a wholly owned subsidiary of Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc. TIMCO also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for affiliated companies of The Travelers Insurance Company. For its investment subadvisory services, TIMCO receives a fee from TAMIC equal, on an annual basis, to 0.35% of the Disciplined Mid Cap Stock Portfolio's average daily net assets.


MANAGEMENT OF DISCIPLINED MID CAP STOCK PORTFOLIO


The investment professionals responsible for the daily operations of the Portfolio are Sandip A. Bhagat and Jacob E. Hurwitz.


Mr. Bhagat is President, Chief Executive Officer and a director of TIMCO. He has been with Travelers since 1987. In addition to a Bachelors of Science degree from the University of Bombay, he also

                                    SERIES-20
earned two Masters degrees (in Chemical Engineering and in Finance) from the University of Connecticut. Mr. Bhagat was designated a Chartered Financial Analyst in 1991.


Mr. Hurwitz is a senior portfolio manager for TIMCO. He has been with Travelers since 1986. Mr. Hurwitz earned a Bachelors of Arts degree from Vanderbilt University and two Masters degrees; one from the University of California (History) and one from New York University (Business Administration: Finance and International Business). Mr. Hurwitz received his Chartered Financial Analyst designation in 1987.


                              FUND ADMINISTRATION
--------------------------------------------------------------------------------


The Series Trust, on behalf of all Portfolios, entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the portfolios at an annualized rate of
 .06% of the daily net assets of the Portfolios. The Travelers Insurance Company at its expense may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.


                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, the Subadvisers select broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Portfolios, the Subadvisers may follow a policy of considering as a factor the number of shares of a Portfolio sold by such broker-dealers. In addition, broker-dealers may from time to time be affiliated with the Series Trust, the investment advisers or their affiliates.

The Portfolios may pay higher commissions to broker-dealers which provide research services. The Subadvisers may use these services in advising the Portfolios, as well as in advising their other clients.

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, the other principal expenses of the Series Trust and the Portfolios include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Series Trust or the Board of Trustees; the compensation for the unaffiliated members of the Board of Trustees; the costs of printing and mailing the Series Trust's prospectus, proxy solicitation materials, and annual, semiannual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Series Trust and its shares under federal and state securities laws. Higher portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolios, as well as additional gains and/or losses to shareholders.

Pursuant to a Management Agreement dated May 1, 1993, (and its subsequent amendments) between the Series Trust and the Company, the Company agreed to reimburse the Series Trust for the amount by which each Portfolio's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed a certain maximum percentage of each Portfolio's average net assets for any fiscal year. These expense caps are shown in the table above in the "Investment Manager" section. This agreement will remain in effect until terminated by either party upon sixty days' notice.

                           SHARES OF THE SERIES TRUST
--------------------------------------------------------------------------------

The Series Trust currently issues one class of shares divided into 21 separate series. Under the Declaration of Trust, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Series Trust. All shares of each series of the Series Trust have equal voting, dividend and liquidation rights. When issued and paid for, the shares will be fully paid
                                    SERIES-21
and nonassessable by the Series Trust and will have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in fundamental investment restrictions, but shares of all series vote together in the election of Trustees and the selection of accountants. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Shares of the Series Trust are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company. Shares are not sold to the general public. The Trust reserves the right to reject any purchase request. Shares of the Series Trust are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Series Trust's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

Under Massachusetts law, it is possible that a shareholder of any series may be held personally liable for a Portfolio's obligations. However, the Series Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the Series Trust's obligations and provides indemnification from Series Trust assets for any shareholder held personally liable for the Series Trust's obligations. Disclaimers of such liability are included in each agreement entered into by the Series Trust or its Portfolios.

Although the Series Trust is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Series Trust's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Series Trust due to differences in tax treatment, management of the Trust's investments, or other considerations. The Series Trust's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

                                NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value of a Portfolio share is computed as of the close of trading on each day on which the New York Stock Exchange is open for trading, except on days when changes in the value of the Portfolio's securities do not affect the current net asset value of its shares. The net asset value per share is arrived at by determining the value of the Portfolio's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.


The Portfolios value short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. All other investments are valued at market value, or where market quotations are not readily available, at fair value as determined in good faith by the Series Trust's Board of Trustees or by a committee appointed by the Trustees. The procedure set forth above need not be used to determine the value of the securities owned by a portfolio if, in the opinion of the Trustees or the committee appointed by the Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded off an exchange) would more accurately reflect the fair market value of such securities.



Full and fractional shares of the Portfolios may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt by the Portfolio of a proper redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Portfolio's securities between purchase and redemption.


                                    SERIES-22

The Portfolio computes the redemption value at the close of the New York Stock Exchange ("Exchange") at the end of the day on which they have received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.


The Series Trust or the Portfolio may temporarily suspend the right to redeem their shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.


                                   TAX STATUS
--------------------------------------------------------------------------------

The Series Trust and its Portfolios have qualified and intend to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. A Portfolio qualifies if, among other things, it distributes to its shareholders at least 90% of its investment company taxable income during each fiscal year.

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Capital gains and dividends are distributed in cash or reinvested in additional shares of a Portfolio without a sales charge. Although purchasers of variable contracts are not currently subject to federal income taxes on distributions made by the Portfolios, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Series Trust or the Portfolios.

                              YEAR 2000 COMPLIANCE
--------------------------------------------------------------------------------


Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and results of operations of a company, investment advisor, separate account and/or a mutual fund could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.



Travelers Life and Annuity and its affiliates have investigated the nature and extent of the work required for computer systems to process beyond the turn of the century, and have made progress toward achieving this goal, including upgrading and/or replacing existing systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Series Trust.


                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                    SERIES-23

                                   EXHIBIT A
--------------------------------------------------------------------------------

INVESTMENT TECHNIQUES AT A GLANCE

The following types of investments and investment techniques are available to the Portfolios. Please refer to the investment objective and policies of each Portfolio for a list of available investments.

                                                              DISCIPLINED   TRAVELERS      LAZARD
                                                                MID CAP      QUALITY    INTERNATIONAL
                                                                 STOCK        BOND          STOCK
                    INVESTMENT TECHNIQUE                       PORTFOLIO    PORTFOLIO     PORTFOLIO
-----------------------------------------------------------------------------------------------------





Short-Term Money Market Instruments                                X            X             X
-----------------------------------------------------------------------------------------------------
Bankers Acceptances                                                X            X
-----------------------------------------------------------------------------------------------------
Certificates of Deposit                                            X            X             X
-----------------------------------------------------------------------------------------------------
U.S. Government Obligations                                        X            X             X
-----------------------------------------------------------------------------------------------------
Equity Securities                                                  X            X             X
-----------------------------------------------------------------------------------------------------
Debt Securities                                                    X            X             X
-----------------------------------------------------------------------------------------------------
Floating & Variable Rate Instruments                               X            X             X
-----------------------------------------------------------------------------------------------------
Variable Amount Master Demand Notes                                X            X             X
-----------------------------------------------------------------------------------------------------
Repurchase Agreements                                              X            X             X
-----------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                                      X            X             X
-----------------------------------------------------------------------------------------------------
When-Issued Securities                                             X            X             X
-----------------------------------------------------------------------------------------------------
Futures Contracts                                                  X            X             X
-----------------------------------------------------------------------------------------------------
Commercial Paper                                                   X            X             X
-----------------------------------------------------------------------------------------------------
Writing Covered Call Options                                       X                          X
-----------------------------------------------------------------------------------------------------
Buying Put and Call Options                                        X                          X
-----------------------------------------------------------------------------------------------------
Options on Stock Indices                                           X                          X
-----------------------------------------------------------------------------------------------------
Index Futures Contracts                                            X                          X
-----------------------------------------------------------------------------------------------------
Options on Index Futures Contracts                                 X                          X
-----------------------------------------------------------------------------------------------------
Forward Contracts on Foreign Currency                                                         X
-----------------------------------------------------------------------------------------------------
Options on Foreign Currencies                                                                 X
-----------------------------------------------------------------------------------------------------
Foreign Securities                                                                            X
-----------------------------------------------------------------------------------------------------
American Depository Receipts                                                                  X
-----------------------------------------------------------------------------------------------------
Emerging Market Securities                                                                    X
-----------------------------------------------------------------------------------------------------
Lending Portfolio Securities                                       X                          X
-----------------------------------------------------------------------------------------------------
Temporary Bank Borrowing                                           X            X             X
-----------------------------------------------------------------------------------------------------
Letters of Credit                                                  X            X             X
-----------------------------------------------------------------------------------------------------
Investment in Unseasoned Companies                                 X            X             X
-----------------------------------------------------------------------------------------------------
Real Estate-Related Instruments                                    X            X             X
-----------------------------------------------------------------------------------------------------
Corporate Asset-Backed Securities                                               X
-----------------------------------------------------------------------------------------------------
Asset-Backed Mortgage Securities                                                X
-----------------------------------------------------------------------------------------------------
Loan Participations
-----------------------------------------------------------------------------------------------------
Other Direct Indebtedness
-----------------------------------------------------------------------------------------------------
Investment Company Securities                                      X            X             X
-----------------------------------------------------------------------------------------------------
Affiliated Bank Transactions
-----------------------------------------------------------------------------------------------------
Indexed Securities                                                              X             X
-----------------------------------------------------------------------------------------------------
Short Sales "Against the Box"                                                                 X
-----------------------------------------------------------------------------------------------------
Swap Agreements
-----------------------------------------------------------------------------------------------------
Convertible Securities                                                          X             X
-----------------------------------------------------------------------------------------------------
Restricted or Illiquid Securities                                  X            X             X
-----------------------------------------------------------------------------------------------------

[/R]

                                               (C) 1998 Travelers Life & Annuity

                                    SERIES-24

                                                                         JURIKA &
                                                                 NWQ      VOYLES       U.S.
                                                                LARGE      CORE     GOVERNMENT
                                                                 CAP      EQUITY    SECURITIES
                    INVESTMENT TECHNIQUE                      PORTFOLIO  PORTFOLIO  PORTFOLIO
----------------------------------------------------------------------------------------------
Short-Term Money Market Instruments                               X         X           X
----------------------------------------------------------------------------------------------
Bankers Acceptances                                               X                     X
----------------------------------------------------------------------------------------------
Certificates of Deposit                                           X         X           X
----------------------------------------------------------------------------------------------
U.S. Government Obligations                                       X         X           X
----------------------------------------------------------------------------------------------
Equity Securities                                                 X         X
----------------------------------------------------------------------------------------------
Debt Securities                                                   X         X           X
----------------------------------------------------------------------------------------------
Floating & Variable Rate Instruments                              X                     X
----------------------------------------------------------------------------------------------
Variable Amount Master Demand Notes                               X         X           X
----------------------------------------------------------------------------------------------
Repurchase Agreements                                             X         X           X
----------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                                     X                     X
----------------------------------------------------------------------------------------------
When-Issued Securities                                            X         X           X
----------------------------------------------------------------------------------------------
Futures Contracts                                                 X                     X
----------------------------------------------------------------------------------------------
Commercial Paper                                                  X                     X
----------------------------------------------------------------------------------------------
Writing Covered Call Options                                      X                     X
----------------------------------------------------------------------------------------------
Buying Put and Call Options                                       X                     X
----------------------------------------------------------------------------------------------
Options on Stock Indices                                          X
----------------------------------------------------------------------------------------------
Index Futures Contracts                                           X
----------------------------------------------------------------------------------------------
Options on Index Futures Contracts                                X
----------------------------------------------------------------------------------------------
Forward Contracts on Foreign Currency                             X
----------------------------------------------------------------------------------------------
Options on Foreign Currencies                                     X
----------------------------------------------------------------------------------------------
Foreign Securities                                                X         X
----------------------------------------------------------------------------------------------
American Depository Receipts                                      X         X
----------------------------------------------------------------------------------------------
Emerging Market Securities                                        X
----------------------------------------------------------------------------------------------
Lending Portfolio Securities                                      X         X           X
----------------------------------------------------------------------------------------------
Temporary Bank Borrowing                                          X         X           X
----------------------------------------------------------------------------------------------
Letters of Credit                                                 X         X           X
----------------------------------------------------------------------------------------------
Investment in Unseasoned Companies                                X         X
----------------------------------------------------------------------------------------------
Real Estate-Related Instruments                                   X
----------------------------------------------------------------------------------------------
Corporate Asset-Backed Securities                                           X
----------------------------------------------------------------------------------------------
Asset-Backed Mortgage Securities                                            X           X
----------------------------------------------------------------------------------------------
Loan Participations
----------------------------------------------------------------------------------------------
Other Direct Indebtedness
----------------------------------------------------------------------------------------------
Investment Company Securities                                     X
----------------------------------------------------------------------------------------------
Affiliated Bank Transactions
----------------------------------------------------------------------------------------------
Indexed Securities                                                          X
----------------------------------------------------------------------------------------------
Short Sales "Against the Box"                                               X
----------------------------------------------------------------------------------------------
Swap Agreements
----------------------------------------------------------------------------------------------
Convertible Securities                                            X         X
----------------------------------------------------------------------------------------------
Restricted or Illiquid Securities                                 X         X
----------------------------------------------------------------------------------------------



                                               (C) 1998 Travelers Life & Annuity


                                    SERIES-25

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND
               INVESTMENT TECHNIQUES AVAILABLE TO THE PORTFOLIOS

CASH INSTRUMENTS

The Portfolios may invest temporarily in cash and cash items during times of unusual market conditions for defensive purposes and to maintain liquidity. Cash items may include, but are not limited to, obligations such as: commercial paper (generally lower-rated); short-term notes; obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities (see "U.S. Government Obligations" below).

SHORT-TERM MONEY MARKET INSTRUMENTS

Certain Portfolios, may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments may include (i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's or, if not rated, determined by the Investment Subadviser to be of comparable quality to those rated obligations which may be purchased by the Portfolios.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the FDIC).

BANKERS' ACCEPTANCES


Bankers' Acceptances are short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted " by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.


U.S. GOVERNMENT OBLIGATIONS

All of the Portfolios may invest in direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by the full faith and credit of the U.S. Treasury.

Certain Portfolios may also invest in U.S. Government obligations which may not always receive financial support from the U.S. government including obligations of the: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.

                                    SERIES-26

EQUITY SECURITIES

By definition, equity securities include common stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Certain Portfolios may invest in debt obligations which involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

DEBT SECURITIES

Additionally, the Portfolios' investments may be made in bonds and other debt instruments used by issuers to borrow money from investors. Debt instruments involve the promise, by the issuer of the instrument to pay the investor a fixed or variable rate of interest. Such repayment will occur at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial condition of issuers.

Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. Certain of the Portfolios may be permitted to invest in such lower-quality debt securities.

If market quotations are unavailable, lower-quality debt securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Adverse publicity and changing investor perceptions may effect the ability of outside pricing services to value lower-quality debt securities, and the Portfolios' ability to dispose of those securities.

FLOATING AND VARIABLE RATE INSTRUMENTS

Obligations that have a floating or variable rate of interest bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Portfolio limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The Investment Subadviser monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Portfolio's right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Portfolio elects to demand payment and the date payment is due, such events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Portfolio's custodian, subject to a subcustodian agreement approved by the Portfolio between that bank and the Portfolio's custodian.

The floating and variable rate obligations that the Portfolio may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives the Portfolio an undivided interest in the underlying obligations in the proportion that the Portfolio's interest bears to

                                    SERIES-27
the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

VARIABLE AMOUNT MASTER DEMAND NOTES


Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Investment adviser and Subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Portfolios will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the Investment Adviser or Subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The Investment Adviser and Subadviser intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.


REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities and or other securities to a Portfolio and each agrees at the time of the sale to repurchase the securities at a mutually agreed upon time and price. Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties (e.g., banks or broker-dealers meeting the investment advisor's credit quality standards as presenting minimal risk of default). Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In any repurchase agreement, the risk that the original seller does not repurchase the securities as called for in the repurchase agreement exists. A Portfolio could receive less than the repurchase price on any sale of such securities. Additionally, if the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, a Portfolio's right to liquidate the securities may be restricted (during which time the value of the securities could decline). The Investment Adviser and Subadviser, however, each believe that under the regular procedures normally in effect for custody of the Portfolio's securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Portfolio and allow retention or disposition of such securities.

Each of the Portfolios may adopt rules concerning the collateralization of repurchase agreements so long as the repurchase agreement is collateralized fully.

The Portfolios will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the particular Portfolio's adviser to be creditworthy pursuant to guidelines established for the Portfolio.

                                    SERIES-28

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

The Portfolio or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.

REVERSE REPURCHASE AGREEMENTS

A reverse repurchase agreement transaction is similar to borrowing cash. In a reverse repurchase agreement the Portfolio transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Portfolio to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Portfolio will be able to avoid selling portfolio instruments at a disadvantageous time.

The Portfolios will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the Subadviser. Such transactions may increase fluctuations in the Portfolio's yield or in the market value of its assets.

When effecting reverse repurchase agreements, liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Portfolio may restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

WHEN-ISSUED SECURITIES

Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. Transactions of this type are arrangements in which the particular Portfolio purchases securities with payment and delivery scheduled for a future time. Their purpose is to help to ensure the availability of suitable securities.

The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Such commitment to purchase may be viewed as a senior security, and generally will be marked to market and reflected in the Portfolio's Accumulation Unit Value daily from the commitment date. Delivery and payment may be at a future date beyond customary settlement time.

While it is the intention of each Portfolio to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. For example, a Portfolio does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, the Portfolio will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

When-issued securities will be purchased when the Investment Adviser or Subadviser believes that purchasing securities in this manner will be advantageous. This practice, however does include certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, an affected Portfolio would endure a loss (or gain) equal to the price appreciation (or depreciation) in value from the commitment date. Further, such failure to complete a transaction may cause the affected Portfolio to miss other opportunities.

                                    SERIES-29

To guard against such risks, the Investment Adviser and Subadviser employ a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

It is expected that, under normal circumstances, the Portfolios will take delivery of such securities. In general, the Portfolios do not pay for the securities until received and the Portfolios do not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Portfolios will establish a segregated account consisting of liquid assets equal to the amount of the commitments to purchase when-issued securities.

A Portfolio may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Portfolio may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Portfolio may realize short-term profits or losses upon the sale of such commitments.

FUTURES CONTRACTS

Certain Portfolios may use exchange-traded financial futures for various purposes including contracts as a hedge to protect against changes in interest rates or stock prices. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position. At no time will any Portfolios' futures trading transactions be employed for speculative purposes.

Stock index futures may be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

When a futures contract is purchased, the Portfolios will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.

Positions taken in the futures market are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the debt security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if less, a loss. While futures positions taken by the Portfolios will usually be liquidated in this manner, the Portfolios may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must be taken into account. There can be no assurance that the Portfolios will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

All interest rate and stock index futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures

                                    SERIES-30
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transactions meet CFTC standards, the Portfolios will enter into futures contracts for hedging purposes only, i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC. The Portfolios will further seek to assure that fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, or for other risk reduction strategies, though there can be no assurance the expected result will always be achieved.

TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS: Several of the Portfolios, may enter into transactions in options, futures and forward contracts on a variety of instruments and indices, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and (subject to applicable law) to increase a Portfolio's gross income to adjust investment exposure.

SPECIAL RISKS RELATING TO FUTURES CONTRACTS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Portfolios may benefit from the use of such futures, changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolios than if they had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolios may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any Portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the Portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close future contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. The Investment Adviser and Subadvisers believe that over time the value of the investments of the Portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

BUYING PUT AND CALL OPTIONS

Certain Portfolios may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Portfolios may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Portfolios, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a

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broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Portfolios will pay a premium in exchange for the right to purchase (call) or sell (put) a specific par value of a fixed income or equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, a Portfolio's risk is limited to the option premium paid and the risk of depreciation in value of securities on which it has written call options. By writing a call option on a security, however, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call.

The Portfolios may sell the put and call options prior to their expiration and thereby realize a gain or loss. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Liquid securities sufficient to fulfill a call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.


If a Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Portfolio's position, the option may be exercised and the Portfolio will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium.


The Portfolios that engage in buying put and call options may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that such Portfolio wants to purchase at a later date. In the event that the expected market fluctuations occur, the Portfolio may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Portfolio.

In certain instances, the Portfolio may enter into options on Treasury securities which may be referred to as "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

OPTIONS ON STOCK INDICES -- Certain Portfolios may write options on stock indices for the purpose of increasing gross income and to protect against declines in the value of securities they own or increases in the value of securities to be acquired. When such Portfolios write an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Portfolio will either close out the option at a profit or allow it to expire unexercised. The Portfolio writing the covered call or put option will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Portfolio for the writing of the option, less related transaction costs. In addition if the value of an underlying index moves

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adversely to the Portfolios' option position, the option may be exercised, and the Portfolios will experience a loss which may only be partially offset by the amount of the premium received.

INDEX FUTURES CONTRACTS

FUTURES CONTRACTS -- (Index Futures). Portfolios will utilize Index Futures for hedging and non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes are used to attempt to protect a Portfolio's current or intended stock investments from broad fluctuations in stock prices. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates or a rise in the dollar value of foreign currencies, may be offset, in whole or part, by gains on Index Futures contracts purchased by a Portfolio. A Portfolio will incur brokerage fees when it purchases and sells Index Futures contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON INDEX FUTURES CONTRACTS -- The purchase of and writing of options on stock index futures contracts will be used for hedging and non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by the Portfolios in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on futures contracts may present less risk in hedging the portfolios of the Portfolios than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Portfolios may suffer a loss on the transaction.

FORWARD CONTRACTS ON FOREIGN CURRENCY -- Certain Portfolios may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). A Portfolio will enter into Forward Contracts for hedging and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates. Transactions in Forward Contracts entered into for hedging purposes may include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. The Portfolios may also enter into Forward Contracts for "cross hedging" purposes, e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. By entering into such transactions, however, the Portfolios may be required to forgo the benefits of advantageous changes in exchange rates. The Portfolios may also enter into transactions in Forward Contracts for other than hedging purposes. For example, if the Subadviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Portfolios may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Portfolios will realize profits which will increase its gross income. Such transactions, however, may be considered speculative and could involve significant risk of loss, as set forth below. The Portfolios have established procedures, which require the use of segregated assets or "cover" in connection with the purchase and sale of such Contracts.

Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the Futures and Options contracts described above.

                                    SERIES-33

OPTIONS ON FOREIGN CURRENCIES -- Some Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities, and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolios could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Forward Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

WRITING COVERED CALL OPTIONS

By writing (i.e., selling) a call option, a Portfolio becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. Purchases of puts or sales of calls are intended to protect against price movements in particular securities in a Portfolio's portfolio. Sales of calls may also generate income. The Portfolios receive a premium from writing a call option which they retain whether or not the option is exercised.

Certain risks exist in this practice. By writing a call option, a Portfolio might lose the potential for gain on the underlying security while the option is open. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the Portfolio's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Portfolio's ability to effectively hedge.

The Portfolios may only write "covered" call options. This means that as long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, a Portfolio might own substantially similar U.S. Treasury bills.

Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Portfolio's ability to use such options to achieve its investment objectives.

RESTRICTED AND ILLIQUID SECURITIES

Certain Portfolios may purchase and sell securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). Sale of this type of security is typically restricted under the federal securities laws. The above mentioned Portfolios may also purchase and sell securities that are subject to transfer restrictions, and may therefore be illiquid.


Some restricted securities may be "illiquid" because sale of these securities may be difficult and the Portfolio engaging in trading of illiquid securities may not be able to sell them (or sell them at fair market value) when the Investment Adviser or Subadviser believes it is desirable to do so. Accordingly such sales may be made at less than fair market value or may not be able to sell them when the investment adviser believes it is desirable to do so.


                                    SERIES-34
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The Portfolios currently limit the amount of net assets that may be invested in illiquid securities to 15% of their respective Portfolio's net assets.

Securities may be illiquid securities for different reasons including, among others, (i)absence of a readily available market or legal or contractual restrictions on resale; and (ii) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid securities for this purpose.


Each Subadviser will monitor the liquidity of such restricted securities. This monitoring process will involve a continuing review of the trading markets for the specific Rule 144A security, whether such security is illiquid and thus subject to the particular Portfolio's limitation on investing its net assets in illiquid investments. In monitoring a restricted security, the Investment Adviser or Subadviser will review the current value of the security based on currently available information. The Subadviser, however, will retain sufficient oversight and be ultimately responsible for the determinations.


Subject to the limitation on investments in illiquid investments, the Portfolios may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, a Portfolio might not be able to sell these securities when the Subadviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, the judgment of the Subadviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

COMMERCIAL PAPER


Additionally, certain Portfolios may engage in trading of commercial paper which is illiquid. The limitation for illiquid securities are not applicable to commercial paper issued under Section 4(2) of the Securities Act of 1933.


These Portfolios may also invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Portfolio, who agree that it is purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be pursuant to an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Portfolio through or with the assistance of the issuer or the investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. These Portfolios believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Portfolios' Subadviser are quite liquid. The Portfolios may, therefore, treat the restricted securities which meet the criteria for liquidity established by the Subadviser, including Section 4(2) commercial paper, as determined by the Subadviser of the Portfolio, as liquid and not subject to the investment limitation applicable to illiquid securities.

FOREIGN SECURITIES AND AMERICAN DEPOSITORY RECEIPTS

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the United States.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, changes in currency rates, generally higher brokerage or commission rates on foreign trades, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential difficulties in enforcing contractual relationships, and

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potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by a Portfolio will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, foreign securities are subject to less supervision and there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company of government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Certain restrictions may apply concerning the amount of a Portfolio's net assets which may be invested in foreign securities.

The Portfolios may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Subadviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

AMERICAN DEPOSITORY RECEIPTS

As noted above, ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Subadviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities described above.

EMERGING MARKET SECURITIES


Some Portfolios may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Subadviser to be an emerging market as defined above. Additionally, the Portfolios may invest in securities of: (i) companies for which the principal securities trading market is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries; or (iv) companies traded in any market that derives 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market.


The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio. Emerging nations

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may suffer from extreme and volatile debt burdens or inflation rates. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Portfolio.

LENDING PORTFOLIO SECURITIES

The Portfolios are each authorized to lend their portfolio securities to brokers, dealers and other financial organizations. The purpose of this lending activity is to generate additional income. The primary risk associated with lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.

As with any securities lending, a risk exists that when the Portfolio lends portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action.

Each of the Portfolios engaging in securities lending will follow certain guidelines in determining whether a particular potential securities borrower is appropriate.

In determining whether to lend a security to a particular broker, dealer or financial institution, the Investment Subadviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. A Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Portfolio may receive as collateral will not become part of the Portfolio's investment Portfolio at the time of the loan and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Portfolio any accrued income on those securities and the Portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. The Portfolio will not lend securities having a value that exceeds 10% of the current value of its total assets. Loans of securities will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

TEMPORARY BANK BORROWING

All of the Portfolios may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

LETTERS OF CREDIT

Certain Portfolios may also engage in trades of municipal obligations, certificates of participation therein, commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the Investment

                                    SERIES-37
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Subadviser, are of investment quality comparable to other permitted investments of the Portfolio may be used for letter of credit-backed investment.

INVESTMENT IN UNSEASONED COMPANIES

Certain Portfolios may also invest Portfolio assets in securities of companies that have operated for less than three years, including the operations of predecessors. The Portfolios have undertaken that they will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

REAL ESTATE-RELATED INSTRUMENTS

Some Portfolios may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

CORPORATE ASSET-BACKED SECURITIES

Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

ASSET-BACKED MORTGAGE SECURITIES

Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

By purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

Some Portfolios may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by these Portfolios may involve revolving credit facilities or other standby financing commitments which obligate the Portfolios to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolios

                                    SERIES-38
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may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

INVESTMENT COMPANY SECURITIES

Generally, the Portfolios may purchase and sell securities of open and closed-end investment companies.

AFFILIATED BANK TRANSACTIONS

Certain Portfolios may engage in transactions with financial institutions that are, or may be considered to be "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits): municipal securities, U. S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. The Board of Trustees and the Subadvisers of Portfolios engaged in affiliated bank transactions have established and will periodically review procedures applicable to transactions involving affiliated financial institutions.

INDEXED SECURITIES

Certain Portfolios may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting, in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency, Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

SHORT SALES "AGAINST THE BOX"

Some Portfolios may enter into a short sale against the box. If a Portfolio decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

SWAP AGREEMENTS

Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or

                                    SERIES-39
abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Portfolio is not limited to any particular form of swap agreement if the Subadviser determines it is consistent with the fund's investment objective and policies.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each Portfolio expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Each Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

CONVERTIBLE SECURITIES


Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security hold, such as DECS-(Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS-(Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS-(Preferred Equity Redeemable Stock (an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES-(Preferred Redeemable Increased Dividend Securities (which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).


Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. The Portfolios do not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held by a Portfolio. Therefore, a Portfolio invests in convertible securities irrespective of their ratings. This could result in a Portfolio purchasing and holding, without limit, convertible securities rated below investment grade by as NRSRO or in a Portfolio holding such securities where they have a acquired below-investment-grade rating after a Portfolio has purchased it.

                                    SERIES-40

                                   EXHIBIT B
--------------------------------------------------------------------------------

A. DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds rated A possess many favorable investment attributes are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment sometime in the future.

Baa -- Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.


Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market short-comings.


C -- Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

B. DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issued only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                    SERIES-41

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.


BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.


B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC -- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                    SERIES-42

                           THE TRAVELERS SERIES TRUST

                      DISCIPLINED MID CAP STOCK PORTFOLIO



ONE TOWER SQUARE

HARTFORD, CONNECTICUT 06183
TELEPHONE 1-860-277-0111
--------------------------------------------------------------------------------


The Travelers Series Trust (the "Series Trust" or "Fund") is a diversified open-end management investment company (mutual fund) consisting of multiple series of shares (the "Portfolios"), each with its own investment objectives and policies. One of the Portfolios as listed above is described in this prospectus. The other Travelers Series Trust portfolios are described in other prospectuses. The Portfolio described in this prospectus may not be available under all variable contracts. Shares of the Portfolio are currently offered without a sales charge to certain separate accounts of The Travelers Insurance Company and Travelers Life and Annuity Company (collectively, "Company" or "Travelers"). The Portfolio serves as a funding option for variable annuity and variable life insurance contracts issued by Travelers. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use shares of the Portfolio as funding options now or in the future.



This Prospectus concisely sets forth the information about the Series Trust and the Portfolios that you should know before investing. Please read it and retain it for future reference. Additional information about the Series Trust and the Portfolio is contained in a Statement of Additional Information ("SAI") dated May 1, 1998 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, by calling 860-277-0111 or by accessing the SEC's website (http://www.sec.gov).


THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                               TABLE OF CONTENTS


FINANCIAL HIGHLIGHTS........................................    3
FUND DESCRIPTION............................................    4
DISCIPLINED MID CAP STOCK PORTFOLIO.........................    4
PORTFOLIO TURNOVER..........................................    7
BOARD OF TRUSTEES...........................................    7
INVESTMENT MANAGER..........................................    7
INVESTMENT SUBADVISER.......................................    8
FUND ADMINISTRATION.........................................    9
SECURITIES TRANSACTIONS.....................................    9
FUND EXPENSES...............................................    9
SHARES OF THE SERIES TRUST..................................    9
NET ASSET VALUE.............................................   10
TAX STATUS..................................................   11
DIVIDENDS AND DISTRIBUTIONS.................................   11
LEGAL PROCEEDINGS...........................................   11
YEAR 2000 COMPLIANCE........................................   11
ADDITIONAL INFORMATION......................................   12
EXHIBIT A...................................................   13
EXHIBIT B...................................................   29


                                    SERIES-2

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following information for the year ended December 31, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1997. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's 1997 Annual Report, which is incorporated by reference into the SAI.



                                                              DISCIPLINED MID CAP STOCK PORTFOLIO
                                                              -----------------------------------
                                                                        APR. 1, 1997(1)
                                                                       TO DEC. 31, 1997
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................                $10.10
-------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income(2)...................................                  0.60
 Net realized and unrealized gains..........................                  3.37
-------------------------------------------------------------------------------------------------
Total Income From Operations................................                  3.43
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
 Net investment income......................................                 (0.06)
 Net realized gains.........................................                 (0.90)
 Capital....................................................                    --
-------------------------------------------------------------------------------------------------
Total Distributions.........................................                 (0.96)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................                $12.47
-------------------------------------------------------------------------------------------------
TOTAL RETURN++..............................................                 34.38%
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................                $6,169
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
 Expenses(2)................................................                  0.95
 Net investment income......................................                  0.85
-------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE+....................................                    74%
-------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY
 TRANSACTIONS(3)............................................                 $0.05
-------------------------------------------------------------------------------------------------


(1) Commencement of operations.
(2) The Travelers has waived all of its fees for the period ended December 31, 1996. In addition, The Travelers has agreed to reimburse the Portfolios for the amounts listed below. If such fees were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:


                                                                                                                   EXPENSE RATIOS
                                                                                                                      WITHOUT
                                                                                       PER SHARE DECREASE           FEE WAIVERS
                                                           AMOUNT OF EXPENSES          IN NET INVESTMENT                AND
                                                               REIMBURSED                    INCOME                REIMBURSEMENT+
PORTFOLIO                                                         1997                        1997                      1997
---------------------------------------------------------------------------------------------------------------------------------
Disciplined Mid Cap Stock Portfolio..............               $27,736                      $0.08                      1.82%


(3) The SEC has instituted guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.


++ Total return is actual and has not been annualized, as it may not be representative of the total return for the year. The total return would have been lower had expenses not been reduced during the period shown, or if separate account charges had been reflected.


+  Annualized.

                                    SERIES-3

                                FUND DESCRIPTION
--------------------------------------------------------------------------------

The Series Trust is registered with the SEC as an open-end management investment company. The Series Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the shares of the Series Trust to be divided into two or more series related to separate portfolios of investments, and further allows the Board of Trustees to establish additional portfolios at any time.


The Series Trust is currently divided into 21 series (the "Portfolios"), each with its own investment objective and policies, all of which are diversified portfolios under the Investment Company Act of 1940, as amended ("1940 Act"). One Portfolio, as described below, is contained in this prospectus. The other Portfolios are described in a separate prospectus. While there is no assurance that a Portfolio will achieve its objective, each Portfolio endeavors to do so by following its investment policies as described below.


FUNDAMENTAL INVESTMENT POLICIES


Each of the Portfolios follows certain investment policies and adopts specific investment techniques which cannot be modified without shareholder approval. These "fundamental" investment policies are mandated by either the provisions of The Investment Company Act of 1940, as amended (the "1940 Act") or pursuant to procedures that the Board of Trustees has decided to adopt. In contrast, each Portfolio also follows certain nonfundamental investment policies. Unlike the fundamental investment policies, nonfundamental policies may be changed, subject to the approval of the Board, at the discretion of the Investment Adviser or Subadviser for the affected Portfolio without shareholder approval. Except as noted, all of the investment policies discussed herein are nonfundamental.


                      DISCIPLINED MID CAP STOCK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Disciplined Mid Cap Stock Portfolio (formerly Mid Cap Disciplined Equity Fund) is to seek growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks.

The investment Subadviser's approach to equity management is designed to provide diversified exposure to the mid and small capitalization segments of the U.S. equity market. Travelers Investment Management Company ("TIMCO") selects stocks with a primarily quantitative screening process that seeks attractive relative value and earnings growth. In order to achieve consistent relative performance, TIMCO manages the portfolio to mirror the overall risk, sector weightings and style characteristics of the Standard & Poor's 400 stock index ("S&P 400 Index"). The S&P 400 Index is a value-weighted stock index consisting of 400 mid-sized U.S. companies.

Stock selection is based on the intersection of various appraisal models reflecting valuation, earnings, and relative price performance. Valuation rankings are derived by comparing price/earnings ratios relative to expected long-term earnings growth. Stocks are also ranked on the trend and magnitude of reported earnings, earnings surprises and changes in analysts' earnings estimates. These fundamental appraisal factors are supplemented by an analysis of short-term price changes exhibited by individual securities that deviate significantly from related industry group performance.

Portfolio decision-making follows a disciplined process. Stocks which are ranked favorable by TIMCO's appraisal models are reviewed by a team of senior portfolio managers. A sophisticated risk model is used to evaluate each stock's potential contribution to overall portfolio risk. Stocks that are

                                    SERIES-4
determined to be underpriced on a risk-adjusted basis are overweighted in the portfolio relative to the S&P 400 Index.

Conversely, TIMCO will sell a stock holding if the earnings outlook for the issuing company becomes less favorable or the stock's valuation is no longer attractive relative to the company's expected growth rate or risk.

The Disciplined Mid Cap Stock Portfolio will use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.

The Portfolio will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, the Portfolio will set aside an amount of cash and cash equivalents equal to the total market value of the futures contact, less the amount of the initial margin. At no time will the Portfolio's transactions in such futures be used for speculative purposes.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolio will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the Securities and Exchange Commission).

The Disciplined Mid Cap Stock Portfolio may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure.

RISK FACTORS

There can, of course, be no assurance that the Portfolio will achieve its investment objective since there is uncertainty in every investment. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security. In addition, there may be more risk associated with the Portfolio to the extent that it invests in small or mid-sized companies. More risk is associated with investment in small or mid-sized companies than with larger companies because such companies may be dependent on only one or two products and may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Small or mid-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, which may affect marketability. The prices of these stocks often fluctuate more than the overall stock market.

FUNDAMENTAL INVESTMENT POLICIES

The investment policies of the Disciplined Mid Cap Stock Portfolio are fundamental and may not be changed without a vote of the majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 ("1940 Act"). These policies permit the Fund to:

      1. invest up to 5% of its assets in the securities of any one issuer;

      2. borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;

      3. pledge up to 10% of its assets to secure borrowings;

                                    SERIES-5

      4. invest up to 25% of its assets in the securities of issuers in the same industry; and

      5. invest up to 10% of its assets in repurchase agreements maturing in more than seven days and securities for which market quotations are not readily available.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act. The Disciplined Mid Cap Stock Portfolio may not:

      1. invest more than 5% of its total assets, computed at market value, in the securities of any one issuer;

      2. invest in more than 10% of any class of securities of any one issuer;

      3. invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

      4. borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 33 1/3% of its gross assets computed at cost; while outstanding, a borrowing may not exceed one-third of the value of its net assets, including the amount borrowed; the Portfolio has no intention of attempting to increase its net income by means of borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets of the Portfolio computed at cost;

      5. underwrite securities, except that the Portfolio may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Account may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");

      6. purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes as described above;

      7. invest for the primary purpose of control or management;

      8. make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

      9. make loans, except that the Portfolio may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Account's investment objective and policies;

     10. invest more than 25% of its total assets in the securities of issuers in any single industry;

     11. purchase the securities of any other investment company, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company;

     12. invest in interests in oil, gas or other mineral exploration or development programs; or


     13. invest more than 5% of its net assets in warrants, valued at the lower of cost or market; warrants acquired by the Portfolio in units or attached to securities will be deemed to be without value with regard to this restriction. The Portfolio is subject to restrictions in the sale


                                    SERIES-6
         of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of TIMCO have a substantial interest.


The Portfolio may make investments in an amount of up to 15% of the value of its net assets in restricted securities which may not be publicly sold without registration under the 1933 Act.


                               PORTFOLIO TURNOVER
--------------------------------------------------------------------------------


Although none of the Portfolios intends to invest for the purpose of seeking short-term profits, securities held by each Portfolio will be sold whenever the Portfolio's investment adviser or Subadviser believes it is appropriate to do so in light of the Portfolio's investment objective, without regard to the length of time a particular security may have been held. For 1997, the Portfolio turnover rates were as follows: Disciplined Mid Cap Stock Portfolio, 74%.


                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Under Massachusetts law, the Series Trust's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Series Trust. Subject to the provisions of the Declaration of Trust, the business and affairs of the Series Trust shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

                               INVESTMENT MANAGER
--------------------------------------------------------------------------------

As described above, the Board of Trustees monitors the activities of those entities which provide investment management and Subadvisory services to the Portfolios. The Travelers Asset Management International Corporation ("TAMIC," also referred to throughout this prospectus as the "Investment Adviser") provides investment supervision to the Portfolios described herein (with the exception of the Convertible Bond Portfolio) in accordance with each Portfolio's investment objectives, policies and restrictions. TAMIC'S responsibilities generally include the following:

     (1) engaging the services of one or more firms to serve as investment adviser to the Portfolios;

     (2) reviewing from time to time the investment policies and restrictions of the Portfolios in light of the Portfolio's performance and otherwise and after consultation with the Board, recommending any appropriate changes to the Board;

     (3) supervising the investment program prepared for the Portfolios by the Subadviser;

     (4) monitoring, on a continuing basis, the performance of the Portfolio's securities;

     (5) arranging for the provision of such economic and statistical data as TAMIC shall determine or as may be requested by the Board; and

     (6) providing the Board with such information concerning important economic and political developments as TAMIC deems appropriate or as the Board requests.

                                    SERIES-7

TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group, Inc., and its principal offices are located at One Tower Square, Hartford, Connecticut, 06183. In addition to providing investment advice to the Portfolio, TAMIC also acts as investment adviser for other investment companies used to fund variable insurance products. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts and non-affiliated insurance companies. For serving as investment adviser to the Trust, TAMIC receives a fee, equal to the average daily net asset value of the Portfolio, as shown in the table below. Investment Advisory fees are computed daily and are paid monthly. These amounts include fees TAMIC pays to the Subadvisers.



----------------------------------------------------------------------------------------------------------
                                                          ADVISORY FEE
                                                          PAID TO TAMIC      SUBADVISORY FEE
                                                       (% OF AVERAGE DAILY    PAID BY TAMIC
                      PORTFOLIO                            NET ASSETS)       TO SUBADVISERS    EXPENSE CAP
----------------------------------------------------------------------------------------------------------
Disciplined Mid Cap Stock Portfolio..................          0.70%               0.35%          0.95%



                             INVESTMENT SUBADVISER

--------------------------------------------------------------------------------

GENERAL

Under the terms of the Investment Advisory and Subadvisory Agreements, the Subadviser provides an investment program for the Portfolios. The Subadvisers make all determinations with respect to the purchase and sale of the portfolio securities (subject to the terms and conditions of the investment objectives, policies, and restrictions of the Portfolio and to the supervision of the Board of Trustees and TAMIC) and places, in the name of the Portfolio, call orders for execution of the portfolio transactions. MFS places the orders for TAMIC to execute.


For services rendered to the Portfolios, the Subadvisers charge a fee to TAMIC, as shown in the table above. The Portfolios do not pay the Subadvisers' fee nor any part thereof, nor will they have any obligation or responsibility to do so. The Subadvisory fees that TAMIC pays to the various Subadvisers are not dependent on the particular Portfolio's performance.



DISCIPLINED MID CAP STOCK PORTFOLIO

SUBADVISER: TRAVELERS INVESTMENT MANAGEMENT COMPANY (TIMCO)


The subadviser to the Portfolio is Travelers Investment Management Company (TIMCO), a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is a wholly owned subsidiary of Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc. TIMCO also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for affiliated companies of The Travelers Insurance Company.


MANAGEMENT OF DISCIPLINED MID CAP STOCK PORTFOLIO

The investment professionals responsible for the daily operations of the Fund are Sandip A. Bhagat and Jacob E. Hurwitz.

Mr. Bhagat is President, Chief Executive Officer and a director of TIMCO. He has been with Travelers since 1987. In addition to a Bachelors of Science degree from the University of Bombay, he also earned two Masters degrees (in Chemical Engineering and in Finance) from the University of Connecticut. Mr. Bhagat was designated a Chartered Financial Analyst in 1991.

                                    SERIES-8

Mr. Hurwitz is a senior portfolio manager for TIMCO. He has been with Travelers since 1986. Mr. Hurwitz earned a Bachelors of Arts degree from Vanderbilt University and two Masters degrees; one from the University of California (History) and one from New York University (Business Administration: Finance and International Business). Mr. Hurwitz received his Chartered Financial Analyst designation in 1987.


                              FUND ADMINISTRATION

--------------------------------------------------------------------------------

The Series Trust, on behalf of the Portfolios, entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the portfolios at an annualized rate of
 .06% of the daily net assets of the Portfolios. The Travelers Insurance Company at its expense may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.

                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, the Subadvisers select broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Portfolios, the Subadvisers may follow a policy of considering as a factor the number of shares of a Portfolio sold by such broker-dealers. In addition, broker-dealers may from time to time be affiliated with the Series Trust, the investment advisers or their affiliates.

The Portfolios may pay higher commissions to broker-dealers which provide research services. The Subadvisers may use these services in advising the Portfolios, as well as in advising their other clients.

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, the other principal expenses of the Series Trust and the Portfolios include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Series Trust or the Board of Trustees; the compensation for the unaffiliated members of the Board of Trustees; the costs of printing and mailing the Series Trust's prospectus, proxy solicitation materials, and annual, semiannual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Series Trust and its shares under federal and state securities laws. Higher portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolios, as well as additional gains and/or losses to shareholders.

Pursuant to a Management Agreement dated May 1, 1993, (and its subsequent amendments) between the Series Trust and the Company, the Company agreed to reimburse the Series Trust for the amount by which each Portfolio's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed a certain maximum percentage of each Portfolio's average net assets for any fiscal year. These expense caps are shown in the table above in the "Investment Manager" section. This agreement will remain in effect until terminated by either party upon sixty days' notice.

                           SHARES OF THE SERIES TRUST
--------------------------------------------------------------------------------

The Series Trust currently issues one class of shares divided into 21 separate series. Under the Declaration of Trust, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Series Trust. All shares of each series of the Series Trust have equal voting, dividend and liquidation rights. When issued and paid for, the shares will be fully paid

                                    SERIES-9
and nonassessable by the Series Trust and will have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in fundamental investment restrictions, but shares of all series vote together in the election of Trustees and the selection of accountants. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Shares of the Series Trust are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company. Shares are not sold to the general public. The Trust reserves the right to reject any purchase request. Shares of the Series Trust are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Series Trust's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

Under Massachusetts law, it is possible that a shareholder of any series may be held personally liable for a Portfolio's obligations. However, the Series Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the Series Trust's obligations and provides indemnification from Series Trust assets for any shareholder held personally liable for the Series Trust's obligations. Disclaimers of such liability are included in each agreement entered into by the Series Trust or its Portfolios.

Although the Series Trust is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Series Trust's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Series Trust due to differences in tax treatment, management of the Trust's investments, or other considerations. The Series Trust's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

                                NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value of a Portfolio share is computed as of the close of trading on each day on which the New York Stock Exchange is open for trading, except on days when changes in the value of the Portfolio's securities do not affect the current net asset value of its shares. The net asset value per share is arrived at by determining the value of the Portfolio's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Portfolios value short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. All other investments are valued at market value, or where market quotations are not readily available, at fair value as determined in good faith by the Series Trust's Board of Trustees or by a committee appointed by the Trustees. The procedure set forth above need not be used to determine the value of the securities owned by a portfolio if, in the opinion of the Trustees or the committee appointed by the Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded off an exchange) would more accurately reflect the fair market value of such securities.

Full and fractional shares of the Portfolios may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt by the Portfolio of a proper redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Portfolio's securities between purchase and redemption.

                                    SERIES-10

The Portfolio computes the redemption value at the close of the New York Stock Exchange ("Exchange") at the end of the day on which they have received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

The Series Trust or the Portfolio may temporarily suspend the right to redeem their shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                   TAX STATUS
--------------------------------------------------------------------------------

The Series Trust and its Portfolios have qualified and intend to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. A Portfolio qualifies if, among other things, it distributes to its shareholders at least 90% of its investment company taxable income during each fiscal year.

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Capital gains and dividends are distributed in cash or reinvested in additional shares of a Portfolio without a sales charge. Although purchasers of variable contracts are not currently subject to federal income taxes on distributions made by the Portfolios, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Series Trust or the Portfolios.

                              YEAR 2000 COMPLIANCE
--------------------------------------------------------------------------------

Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and results of operations of a company; investment advisor; separate account and/or a mutual fund could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.


Travelers Life and Annuity and its affiliates have investigated the nature and extent of the work required for computer systems to process beyond the turn of the century, and have made progress toward achieving this goal, including upgrading and/or replacing exiting systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirement could have a material adverse effect on certain operations of the Series Trust.


                                    SERIES-11

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                    SERIES-12

                                   EXHIBIT A
--------------------------------------------------------------------------------

INVESTMENT TECHNIQUES AT A GLANCE


The following types of investments and investment techniques are available to the Portfolio. Please refer to the investment objective and policies of the Portfolio for a list of available investments.



                                                              DISCIPLINED
                                                                MID CAP
                                                                 STOCK
                    INVESTMENT TECHNIQUE                       PORTFOLIO
-------------------------------------------------------------------------
Short-Term Money Market Instruments                                X
-------------------------------------------------------------------------
Bankers Acceptances                                                X
-------------------------------------------------------------------------
Certificates of Deposit                                            X
-------------------------------------------------------------------------
U.S. Government Obligations                                        X
-------------------------------------------------------------------------
Equity Securities                                                  X
-------------------------------------------------------------------------
Debt Securities                                                    X
-------------------------------------------------------------------------
Floating & Variable Rate Instruments                               X
-------------------------------------------------------------------------
Variable Amount Master Demand Notes                                X
-------------------------------------------------------------------------
Repurchase Agreements                                              X
-------------------------------------------------------------------------
Reverse Repurchase Agreements                                      X
-------------------------------------------------------------------------
When-Issued Securities                                             X
-------------------------------------------------------------------------
Futures Contracts                                                  X
-------------------------------------------------------------------------
Commercial Paper                                                   X
-------------------------------------------------------------------------
Writing Covered Call Options                                       X
-------------------------------------------------------------------------
Buying Put and Call Options                                        X
-------------------------------------------------------------------------
Options on Stock Indices                                           X
-------------------------------------------------------------------------
Index Futures Contracts                                            X
-------------------------------------------------------------------------
Options on Index Futures Contracts                                 X
-------------------------------------------------------------------------
Forward Contracts on Foreign Currency
-------------------------------------------------------------------------
Options on Foreign Currencies
-------------------------------------------------------------------------
Foreign Securities
-------------------------------------------------------------------------
American Depository Receipts
-------------------------------------------------------------------------
Emerging Market Securities
-------------------------------------------------------------------------
Lending Portfolio Securities                                       X
-------------------------------------------------------------------------
Temporary Bank Borrowing                                           X
-------------------------------------------------------------------------
Letters of Credit                                                  X
-------------------------------------------------------------------------
Investment in Unseasoned Companies                                 X
-------------------------------------------------------------------------
Real Estate-Related Instruments                                    X
-------------------------------------------------------------------------
Corporate Asset-Backed Securities
-------------------------------------------------------------------------
Asset-Backed Mortgage Securities
-------------------------------------------------------------------------
Loan Participations
-------------------------------------------------------------------------
Other Direct Indebtedness
-------------------------------------------------------------------------
Investment Company Securities                                      X
-------------------------------------------------------------------------
Affiliated Bank Transactions
-------------------------------------------------------------------------
Indexed Securities
-------------------------------------------------------------------------
Short Sales "Against the Box"
-------------------------------------------------------------------------
Swap Agreements
-------------------------------------------------------------------------
Convertible Securities
-------------------------------------------------------------------------
Restricted or Illiquid Securities                                  X
-------------------------------------------------------------------------


                                               (C) 1998 Travelers Life & Annuity

                                    SERIES-13

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND

               INVESTMENT TECHNIQUES AVAILABLE TO THE PORTFOLIOS


CASH INSTRUMENTS

The Portfolios may invest temporarily in cash and cash items during times of unusual market conditions for defensive purposes and to maintain liquidity. Cash items may include, but are not limited to, obligations such as: commercial paper (generally lower-rated); short-term notes; obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities (see "U.S. Government Obligations" below).

SHORT-TERM MONEY MARKET INSTRUMENTS

Certain Portfolios, may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments may include (i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's or, if not rated, determined by the Investment Subadviser to be of comparable quality to those rated obligations which may be purchased by the Portfolios.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the FDIC).

BANKERS' ACCEPTANCES

Bankers' Acceptances are short-term credit arrangements designed to enable business to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted " by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.

U.S. GOVERNMENT OBLIGATIONS

All of the Portfolios may invest in direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by the full faith and credit of the U.S. Treasury.

Certain Portfolios may also invest in U.S. Government obligations which may not always receive financial support from the U.S. government including obligations of the: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.

EQUITY SECURITIES

By definition, equity securities include common stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes

                                    SERIES-14
in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Certain Portfolios may invest in debt obligations which involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

DEBT SECURITIES

Additionally, the Portfolios' investments may be made in bonds and other debt instruments used by issuers to borrow money from investors. Debt instruments involve the promise, by the issuer of the instrument to pay the investor a fixed or variable rate of interest. Such repayment will occur at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial condition of issuers.

Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. Certain of the Portfolios may be permitted to invest in such lower-quality debt securities.

If market quotations are unavailable, lower-quality debt securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Adverse publicity and changing investor perceptions may effect the ability of outside pricing services to value lower-quality debt securities, and the Portfolios' ability to dispose of those securities.

FLOATING AND VARIABLE RATE INSTRUMENTS

Obligations that have a floating or variable rate of interest bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Portfolio limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The Investment Subadviser monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Portfolio's right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Portfolio elects to demand payment and the date payment is due, such events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Portfolio's custodian, subject to a subcustodian agreement approved by the Portfolio between that bank and the Portfolio's custodian.

The floating and variable rate obligations that the Portfolio may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives the Portfolio an undivided interest in the underlying obligations in the proportion that the Portfolio's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

                                    SERIES-15

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Investment adviser and Subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Portfolios will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the Investment adviser or Subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The investment adviser and Subadviser intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities and or other securities to a Portfolio and each agrees at the time of the sale to repurchase the securities at a mutually agreed upon time and price. Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties (e.g., banks or broker-dealers meeting the investment advisor's credit quality standards as presenting minimal risk of default). Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In any repurchase agreement, the risk that the original seller does not repurchase the securities as called for in the repurchase agreement exists. A Portfolio could receive less than the repurchase price on any sale of such securities. Additionally, if the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, a Portfolio's right to liquidate the securities may be restricted (during which time the value of the securities could decline). The Investment Adviser and Subadviser, however, each believe that under the regular procedures normally in effect for custody of the Portfolio's securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Portfolio and allow retention or disposition of such securities.

Each of the Portfolios may adopt rules concerning the collateralization of repurchase agreements so long as the repurchase agreement is collateralized fully.

The Portfolios will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the particular Portfolio's adviser to be creditworthy pursuant to guidelines established for the Portfolio.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

The Portfolio or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.

                                    SERIES-16

REVERSE REPURCHASE AGREEMENTS

A reverse repurchase agreement transaction is similar to borrowing cash. In a reverse repurchase agreement the Portfolio transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Portfolio to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Portfolio will be able to avoid selling portfolio instruments at a disadvantageous time.

The Portfolios will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the Subadviser. Such transactions may increase fluctuations in the Portfolio's yield or in the market value of its assets.

When effecting reverse repurchase agreements, liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Portfolio may restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

WHEN-ISSUED SECURITIES

Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. Transactions of this type are arrangements in which the particular Portfolio purchases securities with payment and delivery scheduled for a future time. Their purpose is to help to ensure the availability of suitable securities.

The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Such commitment to purchase may be viewed as a senior security, and generally will be marked to market and reflected in the Portfolio's Accumulation Unit Value daily from the commitment date. Delivery and payment may be at a future date beyond customary settlement time.

While it is the intention of each Portfolio to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. For example, a Portfolio does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, the Portfolio will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

When-issued securities will be purchased when the Investment Adviser or Subadviser believes that purchasing securities in this manner will be advantageous. This practice, however does include certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, an affected Portfolio would endure a loss (or gain) equal to the price appreciation (or depreciation) in value from the commitment date. Further, such failure to complete a transaction may cause the affected Portfolio to miss other opportunities.

To guard against such risks, the Investment Adviser and Subadviser employ a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

It is expected that, under normal circumstances, the Portfolios will take delivery of such securities. In general, the Portfolios do not pay for the securities until received and the Portfolios do not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Portfolios will establish a segregated account consisting of liquid assets equal to the amount of the commitments to purchase when-issued securities.

                                    SERIES-17

A Portfolio may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Portfolio may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Portfolio may realize short-term profits or losses upon the sale of such commitments.

FUTURES CONTRACTS

Certain Portfolios may use exchange-traded financial futures for various purposes including contracts as a hedge to protect against changes in interest rates or stock prices. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position. At no time will any Portfolios' futures trading transactions be employed for speculative purposes.

Stock index futures may be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

When a futures contract is purchased, the Portfolios will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.

Positions taken in the futures market are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the debt security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if less, a loss. While futures positions taken by the Portfolios will usually be liquidated in this manner, the Portfolios may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must be taken into account. There can be no assurance that the Portfolios will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

All interest rate and stock index futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolios will enter into futures contracts for hedging purposes only, i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC. The Portfolios will further seek to assure that fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, or for other risk reduction strategies, though there can be no assurance the expected result will always be achieved.

TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS: Several of the Portfolios, may enter into transactions in options, futures and forward contracts on a variety of instruments and indices, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or

                                    SERIES-18
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other assets to be acquired and (subject to applicable law) to increase a
Portfolio's gross income to adjust investment exposure.

SPECIAL RISKS RELATING TO FUTURES CONTRACTS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Portfolios may benefit from the use of such futures, changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolios than if they had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolios may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any Portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the Portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close future contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. The Investment Adviser and Subadvisers believe that over time the value of the investments of the Portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

BUYING PUT AND CALL OPTIONS

Certain Portfolios may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Portfolios may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Portfolios, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Portfolios will pay a premium in exchange for the right to purchase (call) or sell (put) a specific par value of a fixed income or equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, a Portfolio's risk is limited to the option premium paid and the risk of depreciation in value of securities on which it has written call options. By writing a call option on a security, however, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call.

The Portfolios may sell the put and call options prior to their expiration and thereby realize a gain or loss. A call option will expire worthless if the price of the related security is below the contract strike

                                    SERIES-19
price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Liquid securities sufficient to fulfill a call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

If a Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Portfolio's position, the option may be exercised and the Portfolio will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. MFS Portfolio may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

The Portfolios that engage in buying put and call options may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that such Portfolio wants to purchase at a later date. In the event that the expected market fluctuations occur, the Portfolio may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Portfolio.

In certain instances, the Portfolio may enter into options on Treasury securities which may be referred to as "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

OPTIONS ON STOCK INDICES -- Certain Portfolios may write options on stock indices for the purpose of increasing gross income and to protect against declines in the value of securities they own or increases in the value of securities to be acquired. When such Portfolios write an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Portfolio will either close out the option at a profit or allow it to expire unexercised. The Portfolio writing the covered call or put option will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Portfolio for the writing of the option, less related transaction costs. In addition if the value of an underlying index moves adversely to the Portfolios' option position, the option may be exercised, and the Portfolios will experience a loss which may only be partially offset by the amount of the premium received.

INDEX FUTURES CONTRACTS

FUTURES CONTRACTS -- (Index Futures). Portfolios will utilize Index Futures for hedging and non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes are used to attempt to protect a Portfolio's current or intended stock investments from broad fluctuations in stock prices. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates or a rise in the dollar value of

                                    SERIES-20
foreign currencies, may be offset, in whole or part, by gains on Index Futures contracts purchased by a Portfolio. A Portfolio will incur brokerage fees when it purchases and sells Index Futures contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON INDEX FUTURES CONTRACTS -- The purchase of and writing of options on stock index futures contracts will be used for hedging and non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by the Portfolios in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on futures contracts may present less risk in hedging the portfolios of the Portfolios than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Portfolios may suffer a loss on the transaction.

FORWARD CONTRACTS ON FOREIGN CURRENCY -- Certain Portfolios may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). A Portfolio will enter into Forward Contracts for hedging and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates. Transactions in Forward Contracts entered into for hedging purposes may include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. The Portfolios may also enter into Forward Contracts for "cross hedging" purposes, e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. By entering into such transactions, however, the Portfolios may be required to forgo the benefits of advantageous changes in exchange rates. The Portfolios may also enter into transactions in Forward Contracts for other than hedging purposes. For example, if the Subadviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Portfolios may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Portfolios will realize profits which will increase its gross income. Such transactions, however, may be considered speculative and could involve significant risk of loss, as set forth below. The Portfolios have established procedures, which require the use of segregated assets or "cover" in connection with the purchase and sale of such Contracts.

Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the Futures and Options contracts described above.

OPTIONS ON FOREIGN CURRENCIES -- Some Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities, and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolios could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Forward Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

WRITING COVERED CALL OPTIONS

By writing (i.e., selling) a call option, a Portfolio becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

                                    SERIES-21

The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. Purchases of puts or sales of calls are intended to protect against price movements in particular securities in a Portfolio's portfolio. Sales of calls may also generate income. The Portfolios receive a premium from writing a call option which they retain whether or not the option is exercised.

Certain risks exist in this practice. By writing a call option, a Portfolio might lose the potential for gain on the underlying security while the option is open. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the Portfolio's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Portfolio's ability to effectively hedge.

The Portfolios may only write "covered" call options. This means that as long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, a Portfolio might own substantially similar U.S. Treasury bills.

Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Portfolio's ability to use such options to achieve its investment objectives.

RESTRICTED AND ILLIQUID SECURITIES

Certain Portfolios may purchase and sell securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). Sale of this type of security is typically restricted under the federal securities laws. The above mentioned Portfolios may also purchase and sell securities that are subject to transfer restrictions, and may therefore be illiquid.

Some restricted securities may be "illiquid" because sale of these securities may be difficult and the Portfolio engaging in trading of illiquid securities may not be able to sell them (or sell them at fair market value) when the investment adviser or Subadviser believes it is desirable to do so. Accordingly such sales may be made at less than fair market value or may not be able to sell them when the investment adviser believes it is desirable to do so.

The Portfolios currently limit the amount of net assets that may be invested in illiquid securities to 15% of their respective Portfolio's net assets.

Securities may be illiquid securities for different reasons including, among others, (i)absence of a readily available market or legal or contractual restrictions on resale; and (ii) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid securities for this purpose.

Each Subadviser will monitor the liquidity of such restricted securities. This monitoring process will involve a continuing review of the trading markets for the specific Rule 144A security, whether such security is illiquid and thus subject to the particular Portfolio's limitation on investing its net assets in illiquid investments. In monitoring a restricted security, the Investment adviser or Subadviser will review the current value of the security based on currently available information. The Subadviser, however, will retain sufficient oversight and be ultimately responsible for the determinations.

Subject to the limitation on investments in illiquid investments, the Portfolios may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, a Portfolio might not be able to sell these securities when the Subadviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available.

                                    SERIES-22

Therefore, the judgment of the Subadviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

COMMERCIAL PAPER

Additionally, certain Portfolios may engage in trading of commercial paper which is illiquid. The limitation for illiquid securities are not applicable to commercial paper issued under Section 4(2) of the Securities Act of 1933. As a matter of investment practice, which may be changed without shareholder approval, the Federated Portfolios will limit investments in illiquid securities, including certain restricted securities not determined by the Subadviser to be liquid, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of net assets.

These Portfolios may also invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Portfolio, who agree that it is purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be pursuant to an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Portfolio through or with the assistance of the issuer or the investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. These Portfolios believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Portfolios' Subadviser are quite liquid. The Portfolios may, therefore, treat the restricted securities which meet the criteria for liquidity established by the Subadviser, including Section 4(2) commercial paper, as determined by the Subadviser of the Portfolio, as liquid and not subject to the investment limitation applicable to illiquid securities.

FOREIGN SECURITIES AND AMERICAN DEPOSITORY RECEIPTS

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the United States.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, changes in currency rates, generally higher brokerage or commission rates on foreign trades, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential difficulties in enforcing contractual relationships, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by a Portfolio will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, foreign securities are subject to less supervision and there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company of government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Certain restrictions may apply concerning the amount of a Portfolio's net assets which may be invested in foreign securities.

The Portfolios may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Subadviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

                                    SERIES-23

AMERICAN DEPOSITORY RECEIPTS

As noted above, ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Subadviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities described above.

EMERGING MARKET SECURITIES

Some Portfolios may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Subadviser to be an emerging market as defined above. Additionally, the Portfolios may invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries; or (iv) companies traded in any market that derives 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio. Emerging nations may suffer from extreme and volatile debt burdens or inflation rates. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Portfolio.

LENDING PORTFOLIO SECURITIES

The Portfolios are each authorized to lend their portfolio securities to brokers, dealers and other financial organizations. The purpose of this lending activity is to generate additional income. The primary risk associated with lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.

                                    SERIES-24

As with any securities lending, a risk exists that when the Portfolio lends portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action.

Each of the Portfolios engaging in securities lending will follow certain guidelines in determining whether a particular potential securities borrower is appropriate.

In determining whether to lend a security to a particular broker, dealer or financial institution, the Investment Subadviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. A Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Portfolio may receive as collateral will not become part of the Portfolio's investment Portfolio at the time of the loan and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Portfolio any accrued income on those securities and the Portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. The Portfolio will not lend securities having a value that exceeds 10% of the current value of its total assets. Loans of securities will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

TEMPORARY BANK BORROWING

All of the Portfolios may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

LETTERS OF CREDIT

Certain Portfolios may also engage in trades of municipal obligations, certificates of participation therein, commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the Investment Subadviser, are of investment quality comparable to other permitted investments of the Portfolio may be used for letter of credit-backed investment.

INVESTMENT IN UNSEASONED COMPANIES

Certain Portfolios may also invest Portfolio assets in securities of companies that have operated for less than three years, including the operations of predecessors. The Portfolios have undertaken that they will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

REAL ESTATE-RELATED INSTRUMENTS

Some Portfolios may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

CORPORATE ASSET-BACKED SECURITIES

Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a

                                    SERIES-25
number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

ASSET-BACKED MORTGAGE SECURITIES

Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

By purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

Some Portfolios may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by these Portfolios may involve revolving credit facilities or other standby financing commitments which obligate the Portfolios to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolios may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

INVESTMENT COMPANY SECURITIES

Generally, the Portfolios may purchase and sell securities of open and closed-end investment companies.

AFFILIATED BANK TRANSACTIONS

Certain Portfolios may engage in transactions with financial institutions that are, or may be considered to be "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits): municipal securities, U. S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. The Board of Trustees and the Subadvisers of Portfolios engaged in affiliated bank transactions have established and will periodically review procedures applicable to transactions involving affiliated financial institutions.

INDEXED SECURITIES

Certain Portfolios may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting, in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates

                                    SERIES-26
are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency, Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

SHORT SALES "AGAINST THE BOX"

Some Portfolios may enter into a short sale against the box. If a Portfolio decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

SWAP AGREEMENTS

Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Portfolio is not limited to any particular form of swap agreement if the Subadviser determines it is consistent with the fund's investment objective and policies.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each Portfolio expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Each Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued

                                    SERIES-27
obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

CONVERTIBLE SECURITIES

Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security hold, such as DECS-(Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS-(liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS-(Preferred Equity Redeemable Stock (an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES-(Preferred Redeemable Increased Dividend Securities (which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. The Portfolios do not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held by a Portfolio. Therefore, a Portfolio invests in convertible securities irrespective of their ratings. This could result in a Portfolio purchasing and holding, without limit, convertible securities rated below investment grade by as NRSRO or in a Portfolio holding such securities where they have a acquired below-investment-grade rating after a Portfolio has purchased it.

                                    SERIES-28

                                   EXHIBIT B
--------------------------------------------------------------------------------

A. DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds rated A possess many favorable investment attributes are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment sometime in the future.

Baa -- Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.


Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market short-comings.


C -- Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

B. DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issued only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                    SERIES-29

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.


BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.


B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC -- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                    SERIES-30

                                     PART B

         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                           THE TRAVELERS SERIES TRUST

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                        SOCIAL AWARENESS STOCK PORTFOLIO
                              UTILITIES PORTFOLIO
                        ZERO COUPON BOND FUND PORTFOLIOS
                           (SERIES 1998, 2000, 2005)
                        TRAVELERS QUALITY BOND PORTFOLIO
                           CONVERTIBLE BOND PORTFOLIO
                      LAZARD INTERNATIONAL STOCK PORTFOLIO
                         MFS EMERGING GROWTH PORTFOLIO
                          MFS MID CAP GROWTH PORTFOLIO
                             MFS RESEARCH PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                           FEDERATED STOCK PORTFOLIO
                              LARGE CAP PORTFOLIO
                            EQUITY INCOME PORTFOLIO
                      DISCIPLINED MID CAP STOCK PORTFOLIO
                     DISCIPLINED SMALL CAP STOCK PORTFOLIO
                           STRATEGIC STOCK PORTFOLIO
                            NWQ LARGE CAP PORTFOLIO
                     JURIKA & VOYLES CORE EQUITY PORTFOLIO



                                  MAY 1, 1998

         This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, The Travelers Series Trust's (the "Trust") prospectus dated May 1, 1998. A copy of the prospectus is available from the office of the Trust at The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030 or by calling 860-277-0111. This SAI should be read in conjunction with the accompanying 1997 Annual Reports for the Portfolios.

                               TABLE OF CONTENTS

                                                                                                      PAGE
THE TRAVELERS SERIES TRUST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

U.S. GOVERNMENT SECURITIES PORTFOLIO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
    Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
    Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

SOCIAL AWARENESS STOCK PORTFOLIO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
    Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
    Social Criteria . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
    Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

UTILITIES PORTFOLIO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
    Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
    Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

ZERO COUPON BOND FUND PORTFOLIOS (Series 1998, 2000, 2005)  . . . . . . . . . . . . . . . . . . . . . 9
    Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
    Investment Securities, Strategies and Techniques  . . . . . . . . . . . . . . . . . . . . . . . . 9
    Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

TRAVELERS QUALITY BOND PORTFOLIO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
    Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
    Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

CONVERTIBLE BOND PORTFOLIO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
    Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
    Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

LAZARD INTERNATIONAL STOCK PORTFOLIO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
    Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
    Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

MFS EMERGING GROWTH PORTFOLIO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
    Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
    Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

MFS MID CAP GROWTH PORTFOLIO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
    Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
    Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

MFS RESEARCH PORTFOLIO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
    Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
    Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

FEDERATED HIGH YIELD PORTFOLIO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
    Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
    Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

FEDERATED STOCK PORTFOLIO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
    Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
    Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26

LARGE CAP PORTFOLIO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
    Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
    Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28

EQUITY INCOME PORTFOLIO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
    Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
    Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31

DISCIPLINED MID CAP STOCK PORTFOLIO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
    Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
    Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31

DISCIPLINED SMALL CAP STOCK PORTFOLIO   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
    Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
    Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34

STRATEGIC STOCK PORTFOLIO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
    Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
    Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37

NWQ LARGE CAP PORTFOLIO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
    Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
    Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39

JURIKA & VOYLES CORE EQUITY PORTFOLIO   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
    Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
    Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41

VALUATION OF SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43

DISTRIBUTIONS AND TAXES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43

TRUSTEES AND OFFICERS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43

DECLARATION OF TRUST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45

INVESTMENT ADVISORY SERVICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46

TAMIC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
    Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
MMC   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49

INVESTMENT SUBADVISERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
    General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
    Lazard  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
    MFS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
    Federated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
    Fidelity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54
    TIMCO   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 55
    NWQ   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
    Jurika & Voyles L.P . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
    Securities Transactions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
    The Advisory Agreements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57

REDEMPTIONS IN KIND   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 58

BROKERAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 58
    Brokerage Commissions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60

FUND ADMINISTRATION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 62

ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63

APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64





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                           THE TRAVELERS SERIES TRUST

         The Travelers Series Trust (the "Series Trust") is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company, and is organized as a business trust under the laws of the Commonwealth of Massachusetts. An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the shares of the Series Trust to be divided into two or more series related to separate portfolios of investments, and further allows the Board of Trustees to establish additional portfolios at any time.

         The Series Trust is currently divided into multiple series (the "Portfolios" or, each a "Portfolio"), each with its own investment objective and policies, each of which are diversified portfolios under the Investment Company Act of 1940, as amended (the "1940 Act").


                      U.S. GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the U.S. Government Securities Portfolio is the selection of investments from the point of view of an investor concerned primarily with highest credit quality, current income and total return. To achieve this objective, the Portfolio invests primarily in direct obligations of the United States Government, in obligations of its instrumentalities supported by its full faith and credit, and in obligations issued or guaranteed by Federal Agencies which are independent corporations sponsored by the United States and which are subject to its general supervisory oversight, but which do not carry the full faith and credit obligations of the United States.

INVESTMENT RESTRICTIONS

         The following restrictions are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act. The U.S. Government Securities Portfolio will not:

         (1) invest more than 5% of its total assets, computed at market value, in the securities of any one issuer (exclusive of securities issued by the United States Government, its agencies or instrumentalities, for which there is no limit);

         (2) invest in more than 10% of any class of securities of any one issuer;

         (3) borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; while outstanding according to the 1940 Act, a borrowing may not exceed one-third of the value of the net assets, including the amount borrowed; the Portfolio has no intention of attempting to increase its net income by borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets computed at cost;

         (4) underwrite securities, except that the Portfolio may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the is position of restricted securities, the Portfolio may be deemed to be an underwriter, as defined in the Securities Act of 1933;

         (5) purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transactions and borrowing costs and for hedging purposes;

         (6)   invest for the primary purpose of control or management;

         (7) make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

         (8) make loans, except that the Portfolio may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker/dealers; all such investments must be consistent with the investment objective and policies;

         (9) invest more than 25% of its total assets in the securities of issuers in any single industry (other than securities issued by the United States Government, its agencies or instrumentalities); or

         (10) purchase securities of other investment companies, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company; when consistent with its investment objectives, the Portfolio may purchase securities of brokers, dealers, underwriters or investment advisers.


                        SOCIAL AWARENESS STOCK PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Social Awareness Stock Portfolio is long-term capital appreciation and retention of net investment income. The Portfolio seeks to fulfill this objective by selecting investments, primarily common stocks, that Mutual Management Corp. ("MMC") (formerly Smith Barney Mutual Funds Management, Inc. (SBMFM")) determines meet certain social criteria, based on analysis of data. It is up to the discretion of the investment adviser to determine the source for the data. This principal objective does not preclude the realization of short-term gains when conditions suggest the long-term goal is accomplished by such short-term transactions.

         The assets of the Social Awareness Stock Portfolio generally will be invested in a portfolio of equity securities, primarily common stocks, diversified across industries and companies. However, when it is determined that investments of other types may be advantageous for defensive purposes or for temporary investment of cash flows, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, deemed to be of suitable credit quality, including obligations of the United States Government.

SOCIAL CRITERIA

         The Social Awareness Stock Portfolio utilizes certain social criteria to define a universe of common stocks that are acceptable investment vehicles for the Portfolio. Companies will not meet the social criteria established for the Portfolio if a significant portion of their revenues, as determined by MMC, are derived from (a) the production of tobacco, tobacco products, alcohol, or military defense systems; or (b) the provision of military defense related services, or gambling services. These investment restrictions are not fundamental and may be changed without shareholder approval.

         If a company fails a social criteria restriction after the Portfolio has purchased its common stock or should the Portfolio inadvertently acquire a security which is not an acceptable investment, MMC will eliminate the securities of such company from the Portfolio's portfolio in an orderly manner within a reasonable period of time.

INVESTMENT RESTRICTIONS

         The investment restrictions set forth in Items 1 through 9 below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Trustees. The Social Awareness Stock Portfolio will not:

         (1) invest more than 5% of its total assets in securities of any one issuer, except obligations of the United States Government and its instrumentalities;

         (2) borrow money, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of the Portfolio and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Portfolio;

         (3) underwrite securities of other issuers, except that the Portfolio could be deemed an underwriter when engaged in the sale of restricted securities (see item 13);

         (4) purchase interests in real estate, except as may be represented by securities for which there is an established market;

         (5) purchase commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes;

         (6) make loans, except through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors (see item 13);

         (7) invest in the securities of a company for the purpose of exercising management or control;

         (8) acquire more than 10% of the voting securities of any one issuer (it is the present practice of the Portfolio not to exceed 5% of the voting securities of any one issuer);

         (9)   issue senior securities;

         (10)  make short sales of securities;

         (11) make purchases on margins, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

         (12) invest in securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets; or

         (13) invest more than 5% of the value of the assets of the Portfolio in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

         Changes in the investments of the Portfolio may be made from time to time to take into account changes in the outlook for particular industries or companies. The Portfolio's investments will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of its assets will be invested in any one industry. While the Portfolio may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than ten percent (10%) of its investment portfolio.

         The assets of the Portfolio will be kept fully invested except that
(a) sufficient cash may be kept on hand reasonably to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investments in accordance with their respective investment policies.

                              UTILITIES PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

         The primary investment objective of the Utilities Portfolio is to provide current income. Long-term capital appreciation is a secondary objective. The Portfolio seeks to achieve its objectives by investing in equity and debt securities of companies in the utility industries, which industries are deemed for these purposes to be comprised of companies principally engaged (that is, at least 50% of a company's assets, gross income or net profits results from utility operations or the company is regulated as a utility by a government agency or authority) in the manufacture, production, generation, transmission and sale of electric and gas energy and companies principally engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies regulated by governmental agencies as utilities that provide communication facilities for the public benefit, but not including those in public broadcasting. The Portfolio will invest primarily in utility equity and debt securities that have a high expected rate of return, as determined by the investment adviser. Under normal market conditions, the Portfolio will invest at least 65% of its assets in such securities. The Portfolio may invest up to 35% of its assets in equity and debt securities of non-utility companies believed to afford a reasonable opportunity for achieving the Portfolio's investment objectives. When the investment adviser believes that market conditions warrant, the Portfolio may adopt a temporary defensive posture and may invest, without limit, in debt securities (whether or not they are utility securities) such as rated or unrated bonds, debentures and commercial paper, United States government securities and money market instruments. The Portfolio may invest up to 10% of its assets in securities rated BB or B by Standard & Poor's Corporation ("S&P") or Ba or B by Moody's Investors Service, Inc. ("Moody's") whenever the investment adviser believes that the incremental yield on such securities is advantageous to the Portfolio in comparison to the additional risk involved. The yields on lower-rated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated securities may be subject to greater market fluctuations and greater risks of loss of income or principal (including the possibility of default by, or bankruptcy of, the issuers of such securities) than higher-rated securities. Lower-rated securities also may have speculative characteristics. In addition, the Portfolio may enter into repurchase agreements.

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act. The Utilities Portfolio will not:

         (1) purchase the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation;

         (2) purchase more than 10% of the voting securities of any one issuer, provided that this limitation shall not apply to investments in U.S. government securities;

         (3) purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities (for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by the Portfolio);

         (4) make short sales of securities or maintaining a short position, except to the extent of 5% of the Portfolio's net assets and except that the Portfolio may engage in such activities without limit if, at all times when a short position is open, the Portfolio owns an equal amount of the securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and at least equal in amount to, the securities sold short;

         (5) borrow money, including reverse repurchase agreements, except that the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 20% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments;

         (6) pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of the Portfolio's total assets as security for any indebtedness (for purposes of this restriction (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to (i) the purchase and sale of stock options, options on foreign currencies and options on stock indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets);

         (7) invest in commodities, except that the Portfolio may purchase or write futures contracts and options on futures contracts;

         (8) make loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities and the entry into repurchase agreements; and

         (9) concentrate in any industry, except that the Portfolio will concentrate in excess of 25% of its assets in the securities of companies within the utility industries.

         In addition, the Portfolio will not purchase restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 10% of the total assets of the Portfolio would be invested in such securities.


                        ZERO COUPON BOND FUND PORTFOLIOS
                           (SERIES 1998, 2000, 2005)


INVESTMENT OBJECTIVE AND POLICIES

         The objective of each of the three Zero Coupon Bond Fund Portfolios is to provide as high an investment return as is consistent with the preservation of capital. Each Portfolio's investment objective may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that a Portfolio will achieve its investment objective.

         Each Portfolio seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future by investing in primarily zero coupon securities that pay no cash income but are acquired by the Portfolio at substantial discounts from their value at maturity. The Portfolios may not be appropriate for contract owners who do not plan to have their premiums invested in shares of the Portfolios for the long-term or until maturity.

INVESTMENT SECURITIES, STRATEGIES AND TECHNIQUES

         Under normal circumstances, each Portfolio will invest at least 65% of its net assets in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities and Stripped Eurodollar Obligations and other stripped securities, all described below. The Stripped Securities in which each Portfolio will invest consist of:

         (1) debt obligations issued by the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. government trust certificates (collectively, "Stripped Treasury Securities") (but currently not anticipated to be in excess of 55% of the Funds' assets);

         (2) other zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities");

         (3) zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities");

         (4) zero coupon securities issued by certain entities which consist of stripped debt obligations and stripped coupons of asset-backed securities, which zero coupon-type securities may exist today or may be developed in the future. These securities may be illiquid and are subject to the 10% limitation for such securities.

         (5) stripped Eurodollar obligations, which are debt securities denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations ("Stripped Eurodollar Obligations").

         As to the remaining 35% of each Portfolio, the assets may be invested in non-zero coupon securities such as common stock and other equity securities, bonds and other debt securities, and money market instruments.

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental and may not be changed without a vote of majority of the outstanding voting securities of each Portfolio, as defined in the Investment Company Act of 1940, as amended. Each of the Zero Coupon Bond Fund Portfolios will not:

         (1) purchase the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation;

         (2) purchase more than 10% of the voting securities of any one issuer, provided that this limitation shall not apply to investments in U.S. government securities;

         (3) purchase securities on margin, except that each Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by a Portfolio;

         (4) make short sales of securities or maintain a short position, except to the extent of 5% of each Portfolio's net assets and except that a Portfolio may engage in such activities without limit if, at all times when a short position is open, the Portfolio owns an equal amount of the securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and at least equal in amount to, the securities sold short;

         (5) borrow money, including reverse repurchase agreements, except that each Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 20% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any additional investments;

         (6) pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of a Portfolio's total assets as security for any indebtedness. For purposes of this restriction (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to (i) the purchase and sale of stock options, options on foreign currencies and options on stock indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets;

         (7) invest in commodities, except that each Portfolio may purchase or write futures contracts and options on futures contracts;

         (8) make loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities and the entry into repurchase agreements; and

         (9)   concentrate in any industry.

         In addition, the Portfolios will not purchase illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 15% of the total assets of a Portfolio would be invested in such securities.


                        TRAVELERS QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

The basic investment objective of Travelers Quality Bond Portfolio is to seek current income, moderate capital volatility and total return.

The assets of Travelers Quality Bond Portfolio will be primarily invested in money market obligations, including, but not limited to:

-   treasury bills;
-   repurchase agreements;
-   commercial paper;
-   bank certificates of deposit and bankers' acceptances; and

- publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments.

         These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participation based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investment in longer term obligations may be made if the Investment Adviser concludes that the investment yields justify a longer term commitment. No more than 25% of the value of the Portfolio's assets will be invested in any one industry.

         The Portfolio will be actively managed and investments may be sold prior to maturity if deemed advantageous in light of factors such as market conditions or brokerage costs. While the investments of the Portfolio are generally not listed securities, there are firms which make markets in the type of debt instruments that the Portfolio holds. No problems of liquidity are anticipated with regard to the investments of the Portfolio.

         From time to time, the Portfolio may commit to purchase new-issue government or agency securities on a "when-issued" basis (referred to throughout as "when-issued securities"). The Portfolio may also purchase and sell interest rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolios securities. See Exhibit A to the prospectus for a more complete description of these investment techniques.

INVESTMENT RESTRICTIONS

         The Travelers Quality Bond Portfolio is subject to certain investment restrictions. Specifically, the Investment Adviser, on behalf of the Portfolio may:

         (1) invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);

         (2) borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

         (3) purchase interests in real estate represented by securities for which there is an established market;

         (4) make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

         (5) acquire up to 10% of the voting securities of any one issuer (it is the present practice of the Portfolio not to exceed 5% of the voting securities of any one issuer);

         (6) make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and

         (7) invest up to 15% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

Please see the prospectus for additional information concerning this Portfolio.


                           CONVERTIBLE BOND PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Convertible Bond Portfolio is to seek current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities ("synthetic convertible securities"). Under normal circumstances, the Portfolio will invest at least 65% of its assets in convertible securities, and may invest up to 35% of its assets in synthetic convertible securities and in equity and debt securities that are not convertible into common stock.

         The Portfolio is not required to sell securities to conform to this 65% limitation and may retain, on a temporary basis, securities received upon conversion of convertible securities or upon exercise of warrants or call options that are components of synthetic convertible securities to permit their orderly disposition, to establish long-term holding periods for tax purposes or for other reasons.

         Other investments are allowed, including, but not limited to, those described below. The description of these techniques and the associated risks appears in the Travelers Series Trust prospectus. Subject to the investment restrictions set forth below, the Convertible Bond Portfolio may invest in or engage in the following:

   - invest up to 35% of its assets in synthetic convertible securities and in equity and debt securities that are not convertible into common stock (or, when deemed appropriate by the Adviser for temporary defensive purposes may invest in these securities without limitation);

   - write covered call options, lend portfolio securities and enter into short sales "against the box;" and

   - utilize up to 10% of its assets to purchase put options on securities for hedging purposes.

         The Portfolio will not invest in fixed-income securities that are rated lower than B by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or, if unrated, deemed by the Adviser to be comparable to securities rated lower than B.

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolios as defined in the 1940 Act. The Portfolios may not:

         (1) with respect to 75% of its assets, invest more than 5% of its total assets, computed at market value, in the securities of any one issuer (excluding U.S. Government Securities);

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         (2)   invest more than 25% of its assets in companies within a single industry, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         (3) borrow amounts in excess of 33 1/3% of its gross assets (taken at the lower cost or market value), and then only as a temporary measure for extraordinary or emergency purposes. The Portfolio may not purchase additional securities when borrowings exceed 5% of total assets.

         (4)   issue senior securities;

         (5) makes loans of more than one-third of the Portfolio's net assets, including loans of securities;

         (6) purchase or sell commodities or commodity contracts, or interests in oil, gas or other mineral leases, or other mineral exploration or development programs;

         (7) purchase or sell real estate or interests in real estate, except through the purchase of securities of a types commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts; and underwrite securities of any other company, except that the Portfolio may invest in companies that engage in such businesses, and except to the extent that the Portfolio may technically be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act") in selling a portfolio security.


                      LAZARD INTERNATIONAL STOCK PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of the Lazard International Stock Portfolio is to seek capital appreciation through investing primarily in the equity securities of non-United States companies (i.e., incorporated or organized outside the United States).

         The Portfolio expects to invest its assets principally in the common stocks of non-U.S. companies, (although the Portfolio may have substantial investments in American Depository Receipts ("ADRs" and Global Depository Receipts), convertible bonds, and other convertible securities.

         There is no requirement, however, that the Portfolio invest exclusively in common stocks or other equity securities, and, if deemed advisable, it may invest up to 20% of the value of its total assets in fixed-income securities and short-term money market instruments. The Portfolio will not invest in fixed-income securities rated lower than investment grade.

         It is the present intention of the Subadviser to invest the Portfolio's assets in companies based in Continental Europe, the United Kingdom, the Pacific Basin and in such other areas and countries as the Subadviser may determine from time to time. Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the equity securities of companies within not less than three different countries (not including the United States). The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time in accordance with the judgment of the Subadviser.

         In selecting investments for the Portfolio, the Subadviser attempts to identify inexpensive markets world-wide through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or the potential to improve profitability. In addition, the Subadviser seeks to identify companies that it believes are financially productive and undervalued in those markets. The Subadviser focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach).

         The Subadviser recognizes that some of the best opportunities are in securities not generally followed by investment professionals. Thus the Subadviser relies on its research capability and also maintains a dialogue with foreign brokers and with the management of foreign companies in an effort to gather the type of "local knowledge" that it believes is critical to successful investment abroad. To this end, the Subadviser communicates with its offices in Paris, London and Tokyo for information concerning current business trends, as well as for a better understanding of the management of local businesses. The information supplied by these affiliates will be limited to statistical and factual information, advice regarding economic factors and trends or advice as to occasional transactions in specific securities.

         The Portfolio may enter into foreign currency forward exchange contracts in order to protect against anticipated changes in foreign currency exchange rates.

         When, in the judgment of the Subadviser, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. Companies or short-term money market instruments or hold its assets in cash.

         In addition, the Lazard International Stock Portfolio may engage in the following additional investment activities described in greater detail in Exhibit A to the prospectus: (i) trading of short term money market instruments; (ii) lending of Portfolio securities; (iii) floating and variable rate instruments; (iv) letters of credit; (v) purchase and sales of restricted securities; (vi) investments in emerging or unseasoned companies.

INVESTMENT RESTRICTIONS

         The following investment restrictions are fundamental policies of the Lazard International Stock Portfolio. The Lazard International Stock Portfolio may not:

         (1) issue senior securities, borrow money or pledge or mortgage its assets, except that the Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities. For purposes of this investment restriction, the Portfolio's entry into options, forward contracts, futures contracts, including those related to indexes shall not constitute borrowing;

         (2) make loans, except loans of portfolio securities not having a value in excess of 10% of the Portfolio's total assets and except that the Portfolio may purchase debt obligations in accordance with its investment objectives and policies;

         (3) invest in illiquid securities if immediately after such investment more than 10% of the value of the Portfolio's net assets, taken at market value, would be invested in such securities;

         (4) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; provided, however, the Lazard International Stock Portfolio may purchase securities in an amount up to 5% of the value of its total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio's total assets;

         (5) purchase the securities of issuers conducting their principal business in the same industry, if the value of the value of the Portfolio's investment exceeds 25% of the Portfolio's then current net asset value; purchase or sell real estate except in a manner consistent with specific rules described in greater detail in the prospectus;

         (6)   purchase securities on margin;

         (7)   underwrite securities; or

         (8) make investments for the purpose of exercising control or management.


                         MFS EMERGING GROWTH PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

         MFS Emerging Growth Portfolio's investment objective is to seek to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the MFS Emerging Growth Portfolio's investment objective. MFS Emerging Growth Portfolio's policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized as growth companies.

         However, the MFS Emerging Growth Portfolio may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

         The MFS Emerging Growth Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity fund or a growth fund investing entirely in proven growth equities.

         The MFS Emerging Growth Portfolio will invest primarily in common stocks. Other investments are allowed, including, but not limited to those described below. (Refer to Exhibit A to the prospectus for a discussion of these investment techniques.) MFS may invest in, or write (as applicable), the following:

   - foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments (see Exhibit
         A);
   - foreign currency and forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates, as well as options on foreign currencies;
   - foreign securities (up to 25% of its total assets) which may be traded on foreign exchanges (not including American Depository Receipts ("ADRs")). (It expects generally to invest between 0% to 10% in such securities.);
   -     emerging market securities;
   - cash equivalents or other forms of debt securities as a reserve for future purchases of common stock or to meet liquidity needs;
   -     corporate asset-backed securities;
   - covered call and put options and may purchase call and put options on securities and stock indices in an effort to increase current income and for hedging purposes;
   - stock index futures contracts and options thereon for hedging purposes and for non-hedging purposes, subject to applicable law;
   - portfolio securities purchased on a "when-issued" or on a "forward delivery" basis; and
   -     loan participations.

         In addition, MFS Emerging Growth Portfolio may engage in certain investment activity described in greater detail in Exhibit A to the prospectus:
(i) lending of Portfolio securities; (ii) repurchase agreements; (iii) purchase and sales of restricted securities; (iv) when issued securities; (v) corporate asset-backed securities; (vi) loan participation and other direct indebtedness;
(vi) foreign securities; (vii) ADRs; (viii) emerging market securities; and
(ix) various futures and option trading techniques.

INVESTMENT RESTRICTIONS

         The MFS Emerging Growth Portfolio is subject to certain fundamental investment restrictions listed below. The MFS Emerging Growth Portfolio will not:

         (1) borrow money in an amount in excess of 33 1/3% of its net assets;
         (2)   underwrite securities;
         (3) concentrate its investments in any particular industry in excess of 25% of its total net assets;
         (4) purchase or sell real estate in the ordinary course of its business;

         Additionally, certain other nonfundamental investment restrictions apply, including the following: The MFS Emerging Growth Portfolio will not:

         (1) make loans except by the purchase of obligations in which the Portfolio is authorized to invest;
         (2) purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 15% of its total assets to be invested in the securities of such issuer;
         (3)   invest for the purpose of control or management;
         (4) purchase securities on margin, except as provided in the prospectus;

         (5)   issue any senior security; and
         (6) purchase, except on a limited basis, securities issued by any other registered investment company.


                          MFS MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the MFS Mid Cap Growth Portfolio is to seek to obtain long term growth of capital. It seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies with medium market capitalization which the investment adviser believes have above-average growth potential. Medium market capitalization companies are those whose market capitalization falls within the range of the Standard & Poor's Mid Cap 400 Index at the time of the Portfolio's investment. The S&P Mid Cap 400 Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose capitalization falls outside this range after purchase continue to be considered medium-capitalization companies for the purposes of the Portfolio's 65% policy. The Portfolio may, but is not required to, purchase securities of companies included in the S&P Mid Cap 400 Index.

         The Index is only used by the Portfolio for purposes of defining the market capitalization range of companies in which the Portfolio will invest; it is not intended to be used as a benchmark against which the Portfolio compares its investment performance.

         Consistent with its investment objective, the Portfolio may invest in fixed income securities; and up to 20% of its net assets in nonconvertible fixed income securities that are in the lower rating categories (rated BA or lower by Moody's Investor Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Rating Services ("S&P") or Fitch Investors Service, Inc. ("Fitch") and comparable unrated securities (commonly known as "junk bonds"), and may also invest up to 35% (and generally expects to invest up to 20%) of its net assets in foreign securities which are not traded on a U.S. exchange (not including American Depository Receipts).

         Other investments are allowed, including, but not limited to, those described below. The description of these techniques and the associated risks appears in the Travelers Series Trust prospectus. Subject to the investment restrictions set forth below, the MFS Mid Cap Growth Portfolio may invest in or engage in the following:

    -    equity securities
    -    fixed-income securities
    -    emerging markets
    -    Brady Bonds
    -    American Depository Receipts
    -    repurchase agreements
    -    portfolio lending
    -    "when-issued" securities
    -    indexed securities
    -    mortgage "dollar roll" transactions
    -    restricted securities

    -    corporate asset-backed securities
    -    options and futures
    -    forward contracts

         The Portfolio may make investments in an amount of up to 15% of the value of its net assets in restricted securities which may not be publicly sold without registration under the 1933 Act. In most instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If and when the Portfolio sells such securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect thereto, and registration of such securities under the 1933 Act may be required. The Portfolio will not bear the expense of such registration. The Portfolio intends to reach agreements with all such issuers whereby they will pay all expenses of registration.

         Non-diversified status: The Portfolio is a non-diversified portfolio. As a result, the Portfolio is limited as to the percentage of its assets which may be invested in the securities of any one issuer only by its investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Since the Portfolio may invest a relatively high percentage of its assets in a limited number of issuers, the Portfolio may be more susceptible to any since economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

         The investment objective and policies of the Portfolio are not fundamental and may be changed without a vote of the majority of the outstanding voting securities of the Portfolio, as defined in the Investment Company Act of 1940 ("1940 Act").

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act. The MFS Mid Cap Growth Portfolio may not:

         (1) borrow amounts in excess of 33 1/3% of its gross assets (taken at the lower of cost or market value), and then only as a temporary measure for extraordinary or emergency purposes;

         2) underwrite securities, issued by other persons except insofar as the Portfolio may technically be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act") in selling a portfolio security;

         (3) purchase or sell real estate or interests in real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding options on securities, stock indexes and foreign currency ("Options"), Options on Futures Contracts and any other type of option, Futures Contracts and any other type of futures contract and Forward Contracts) in the ordinary course of its business. The Portfolio reserves the right to hold and to sell real estate mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities;

         (4) issue senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts and Options). Forward Contracts and any type of futures contract (including Futures Contracts) and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

         (5) make loans to other persons. For these purposes, the purchase of short term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Portfolio's assets in repurchase agreements, shall not be considered the making of a loan.

         (6) invest more than 25% of its total assets in the securities of issuers in any single industry

         The investment restrictions set forth below are nonfundamental and may be changed without shareholder approval. The MFS Mid Cap Growth Portfolio will not:

         (1) invest in illiquid securities, including securities subject to legal or contractual restrictions on resale, or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security if more than 15% of the Portfolio's assets (taken at market value) would be invested in such illiquid securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Portfolio's limitation on investment in illiquid securities.

         (2) invest more than 5% of the Portfolio's net assets, valued at the lower of cost or market, in warrants, included within such amount, but not to exceed 2% of the Portfolios net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value;

         (3)   invest for the primary purpose of control or management;

         (4) purchase the securities of any other investment company in excess of the amount permitted by the 1940 Act; currently the Portfolio does not intend to invest more than 5% of its net assets in such securities.

         (5) make margin purchases, except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Portfolio may make margin deposits in connection with any type of option, futures contract and forward contracts;

         (6) sell any security which the Portfolio does not own unless, at the time of sale, the Portfolio owns other securities which give it the right to obtain securities without further payment and provided that, if such right is conditional, the sale is made upon the same conditions.

         (7) invest more than 5% of the value of its total assets in companies which, including predecessors, have been in operation for less than three years;

         (8) pledge, mortgage or hypothecate an amount of assets which (taken at market value) exceeds 33 1/3% of its gross assets (taken at the lower of cost or market value) For purposes of this restriction, collateral arrangements with respect to any type of option, any type of futures contracts, Forward contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

         (9) purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities; or (ii) put or call options or combinations thereof with respect to securities, indexes of securities, foreign currency or futures contracts (including Futures Contracts) or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies.

         The Portfolio is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of TIMCO have a substantial interest.

                             MFS RESEARCH PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of the MFS Research Portfolio is to provide long-term growth of capital and future income. The Portfolio's securities are selected by a committee of investment research analysts from the sub-adviser and from MFS International (U.K.) Limited. The Portfolio's assets are allocated among industries by the committee. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Portfolio's investment objective within their assigned industry responsibility.

         The Portfolio's policy is to invest a substantial proportion of its assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on the selection of progressive, well-managed companies.

         Other investments are allowed, including, but not limited to, those described below. The description of these techniques and the associated risks appears in the Travelers Series Trust prospectus. Subject to the investment restrictions set forth below, the MFS Research Portfolio may invest in or engage in the following:

   -     repurchase agreements
   -     American Depository Receipts
   - emerging market securities (not more than 20% of the Portfolio's net assets)
   -     restricted securities
   -     securities lending (not more than 30% of the Portfolio's net assets)
   - "investment grade" securities (rated Baa or better by Moody's Investor Service, Inc. ("Moody's") or BBB or better by Standard and Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch"))

   - lower rated securities, commonly known as junk bonds(rated Ba or lower by Moody's or BB or lower by S&P or Fitch) or securities which the Subadviser believes to be of similar quality to these lower rated securities (not more than 30% of the Portfolio's net assets)
   -     warrants (not more than 5% of the Portfolio's net assets)

         The investment objective and policies of the MFS Research Portfolio are not fundamental and may be changed without a vote of the majority of the outstanding voting securities of the Portfolio, as defined in the Investment Company Act of 1940 ("1940 Act").

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the MFS Research Portfolio, as defined in the 1940 Act. The MFS Research Portfolio may not:

         (1) invest more than 5% of its total assets, computed at market value, in the securities of any one issuer (excluding U.S. Government Securities);

         (2) invest in more than 10% of any class of securities of any one issuer;

         (3) invest more than 5% of the value of its total assets in companies which, including predecessors, have been in operation for less than three years;

         (4) borrow amounts in excess of 5% of its gross assets (taken at the lower of cost or market value), and then only as a temporary measure for extraordinary or emergency purposes;

         (5) pledge, mortgage or hypothecate an amount of assets which (taken at market value) exceeds 15% of its gross assets (taken at the lower of cost or market value);

         (6) underwrite securities, issued by other persons except insofar as the Portfolio may technically be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act") in selling a portfolio security;

         (7) purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes as described above;

         (8)   invest for the primary purpose of control or management;

         (9) make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions;

         (10) make loans, except that the MFS Research Portfolio may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Portfolio's investment objective and policies;

         (11) invest more than 25% of its total assets in the securities of issuers in any single industry;

         (12) purchase the securities of any other investment company, or investment trust, except in the open market and at customary brokerage rates, provided however, that the Portfolio shall not purchase such securities if the purchase would cause more than 10% of the Portfolio's total assets (taken at market value) to be invested in the securities of such issuer, and provided that the Portfolio shall not purchase securities issued by any open-end investment company;

         (13) sell any security which the Portfolio does not own unless, at the time of sale, the Portfolio owns other securities which give it the right to obtain securities without further payment and provided that, if such right is conditional, the sale is made upon the same conditions.

         (14) purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities; or

         (15) invest in securities which are subject to legal or contractual restrictions on resale, or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security if more than 10% of the Portfolio's assets (taken at market value) would be invested in such illiquid securities.

         The Portfolio is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of TIMCO have a substantial interest.


                         FEDERATED HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of the Federated High Yield Portfolio is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities. The fixed income securities in which the Portfolio intends to invest are expected to be lower-rated corporate debt obligations. The investment objective stated above cannot be changed without approval of shareholders.

         The Portfolio will invest primarily in fixed rate corporate debt obligations. The fixed rate corporate debt obligations in which the Portfolio intends to invest are expected to be lower-rated. Permitted investments currently include, but are not limited to, the following:

    - corporate debt obligations having fixed or floating rates of interest and which are rated BBB or lower by nationally recognized statistical rating organizations;
    -    preferred stocks; foreign securities and ADRs;
    -    asset backed securities;

    -    equipment trust and lease certificates
    -    commercial paper;
    -    zero coupon bonds;
    -    pay-in-kind securities;
    -    obligations of the United States;
    - notes, bonds, and discount notes of U.S. government agencies or instrumentalities, such as the: Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; Export-Import Bank of the United States; Commodity Credit Corporation; Federal Financing Bank; Student Loan Marketing Association; National Credit Union Administration and Tennessee Valley Authority;
    - time and savings deposits (including certificates of deposit) in commercial or savings banks whose deposits are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks;
    - bankers' acceptances issued by a BIF-insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less
    - general obligations of any state, territory, or possession of the United States, or their political subdivisions; and
    - equity securities, including unit offerings that combine fixed rate securities and common stock and common stock equivalents such as warrants, rights and options.

         The corporate debt obligations in which the Portfolio may invest are generally rated BBB or lower by Standard & Poor's Ratings Group ("S&P") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or are not rated but are determined by the Portfolio's investment Subadviser to be of comparable quality.

         The Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity fund or a growth fund investing entirely in proven growth equities.

         In addition to the investment techniques described above, the Portfolio may also engage in the following investment techniques described in greater detail in Exhibit A to the prospectus: (i) restricted securities;
(ii) when-issued securities; (iii) temporary investments; (iv) repurchase agreements; (v) put and call options; and (vi) lending of portfolio securities.

INVESTMENT RESTRICTIONS

The Federated High Yield Portfolio will not:

         (1) borrow money directly or through reverse repurchase agreements (arrangements in which the Portfolio sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) except, under certain circumstances, the Portfolio may borrow up to one-third of the value of its net assets;

         (2) sell securities short except, under strict limitations, the Portfolio may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions or

         (3)   pledge assets except to secure permitted borrowing.

The above are the fundamental investment limitations of the Portfolio. The following limitations, however, are nonfundamental. The Federated High Yield Portfolio will not:

         (1) invest more than 5% of its total assets in securities of issuers that have records of less than three years of continuous operations;

         (2) commit more than 5% of the value of its total assets to premiums on open put option positions;

         (3) invest more than 5% of the value of its total assets in securities of one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations) or acquire more than 10% of any class of voting securities of any one issuer;

         (4) invest more than 10% of the value of its total assets in foreign securities which are not publicly traded in the United States;

         (5)   invest directly in minerals;

         (6)   underwrite securities;

         (7)   invest more than 5% in put options;

         (8) write covered call options unless the securities are held by the Portfolio;

         (9)   invest in real estate; or

         (10) purchase the securities of other investment companies, except in limited situations.


                           FEDERATED STOCK PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of the Portfolio is to provide growth of income and capital by investing principally in a professionally managed and diversified portfolio of common stock of high-quality companies. These companies generally are leaders in their industries and are characterized by sound management and the ability to finance expected growth. While there is no assurance that the Portfolio will achieve its investment objective, it endeavors to do so by following the investment policies described in the prospectus. This investment objective cannot be changed without the approval of shareholders.

         The Portfolio's investment approach is based on the conviction that over the long term the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of major corporations. The Portfolio invests primarily in common stocks of companies selected by the Portfolio's Subadviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. Ordinarily, these companies will be in the top 25% of their industries with regard to revenues. However, other factors, such as product position or market share, will be considered by the Portfolio's Subadviser and may outweigh revenues. Other permitted investments include, but are not limited to:

    - preferred stocks, corporate bonds, notes, and warrants of these companies. The prices of fixed income securities generally fluctuate inversely to the direction of interest rates.;
    -    U.S. government securities;
    -    repurchase agreements;
    -    money market instruments;
    - securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of American Depository Receipts ("ADRs") (in an amount of not more than 10% if its assets); and
    -    when-issued securities.

         See Exhibit A to the prospectus for a more detailed discussion of the above investments.

INVESTMENT RESTRICTIONS

         The fundamental investment restrictions of the Portfolio are set forth below. The Federated Stock Portfolio will not:

         (1) borrow money or pledge securities except, under certain circumstances, the Portfolio may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings;

         (2) invest more than 5% of its total assets in the securities of one issuer (except cash and cash items and U.S. government securities);

         (3) acquire more than 10% of the voting securities of any one issuer;

         (4)   invest in real estate;

         (5)   issue senior securities;

         (6)   trade in puts and calls; or

         (7)   underwrite securities.


                              LARGE CAP PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

         The Large Cap Portfolio seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations

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         The Subadviser normally invests at least 65% of the Portfolio's total assets in equity securities of companies with large market capitalizations.
For purposes of the Portfolio's investment policies, large market capitalization companies are defined as those companies with market capitalizations of $1 billion or more at the time of the Portfolio's investment. Companies whose market capitalization falls below this level after purchase continue to be considered large-capitalized for purposes of the 65% policy. The Large Cap Portfolio will invest primarily in common stocks. Other investments are allowed, including, but not limited to those described below. (Refer to Exhibit A for a discussion of these investment techniques.) The Subadviser, on behalf of the Portfolios, may invest in, or write (as applicable), the following:

    -    cash instruments;
    -    equity securities;
    -    debt securities;
    -    foreign securities;
    -    repurchase agreements;
    -    reverse repurchase agreements;
    -    various futures and option-related techniques and instruments;
    -    ADRs;
    -    emerging market securities;
    -    lending of portfolio securities;
    -    real estate related instruments;
    -    corporate asset-backed securities;
    -    loan participations and other direct indebtedness;
    -    indexed securities;
    -    short sales "against the box";
    -    cash instruments;
    -    swap agreements; and
    -    restricted securities.

         The Portfolio also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes, and to lend portfolio securities.

         Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

         The Large Cap Portfolio may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as intended. The Portfolio seeks to spread investment risk by diversifying its holdings among companies and industries.

         The Portfolio may not buy all of these instruments or use all of these techniques, and those described in the prospectus, to the full extent permitted unless it believes that doing so will help achieve its goals. Current holdings and recent investment strategies are described in the Portfolio's financial reports which are sent to shareholders twice a year.

         Purchase of a debt security is consistent with the Portfolio's debt quality policy if it is rated at or above the stated level by Moody's Investor Services, Inc., in the equivalent categories by Standard & Poor's Corporation, or is unrated but judged to be of equivalent quality by the Portfolio's Investment Adviser. The Portfolio currently intends to limit its investments in lower-than-Baa-quality debt securities to less than 35% of its assets.

INVESTMENT RESTRICTIONS

         The following restrictions are fundamental. The Large Cap Portfolio will not:

         (1) With respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities of other investment companies or securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

         (2)   Issue senior securities, except as permitted under the 1940 Act;

         (3) Borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

         (4) underwrite securities issued by others, except to the extent that the Portfolio may be considered to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

         (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

         (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities or companies engaged in the real estate business);

         (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

         (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

         (9) the Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all the assets in the securities of a single open-end management investment company managed by the Subadviser or any affiliate or successor with substantially the same investment objective, policies, and limitations as the Portfolio.

         The following investment limitations, along with all other policies or limitations not specifically identified as fundamental, are not fundamental.

         (1) The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

         (2) The Portfolio does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transaction, and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin.

         (3) The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation definitions). The Portfolio will not borrow money in excess of 25% of net assets so long as this limitation is required for certification by certain state insurance departments. Any borrowings that come to exceed this amount will be reduced within seven days (not including Sundays and holidays) to the extent necessary to comply with the 25% limitation. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Portfolio will not borrow from other funds advised by the Subadviser or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the Portfolio's total assets.

         (4) The Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

         (5) The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) acquiring loans, loan participations (where such participations have not been securitized), or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

         (6) The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. For purposes of this limitation pass through entities and other special purpose vehicles or pools of financial assets such as issues of asset backed securities or investment companies are not considered "business enterprises."

         (7) The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of the Subadviser who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

         (8) The Portfolio does not currently intend to invest all of its assets in the securities of a single open-end management investment company sub-advised by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the Portfolio.


                            EQUITY INCOME PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

         The Equity Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. Normally, at least 65% of the Portfolio's total assets will be invested in these securities. The Portfolio has the flexibility, however, to invest the balance in all types of domestic and foreign securities, including bonds. The Portfolio seeks to achieve a yield that beats that of the S&P 500. The Portfolio does not expect to invest in debt securities of companies that do not have proven earnings or credit. When choosing the Portfolio's investments, the Subadviser also considers the potential for capital appreciation.

         The value of the Portfolio's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. The Subadviser may use various investment techniques to hedge the Portfolio's risks, but there is no guarantee that these strategies will work as the Subadviser intends. The Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries.

         The Subadviser normally invests the Portfolio's assets according to its investment strategy. The Portfolio also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

         Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

         Equity Income Portfolio may engage in trade of certain other securities and use other investment techniques as described more fully in Exhibit A in the prospectus including: (i) equity securities; (ii) debt securities; (iii) foreign securities; (iv) repurchase agreements; (v) restricted securities; (vi) lending; and (vii) various money market instruments.

INVESTMENT RESTRICTIONS

         The Equity Income Portfolio is subject to the same investment limitations as the Large Cap Portfolio described above. Please refer to "Large Cap Portfolio --Investment Restrictions" above for a complete discussion of such applicable limitations.

         In addition to those limitations, the Equity Income Portfolio will conform its purchases of debt security to a stated debt quality policy. For example, the Portfolio may make purchases of lower-rated debt securities if such securities are rated at or above the stated level by Moody's or rated in the equivalent categories of S&P, or is unrated but judged to be of equivalent quality by the Subadviser. The Portfolio currently intends to limit its investments in lower than Baa-quality debt securities to 20% of its assets. (See Exhibit B to the prospectus for a discussion of rating agency procedures.)


                      DISCIPLINED MID CAP STOCK PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of the Disciplined Mid Cap Stock Portfolio is to seek growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks. In order to achieve consistent relative performance, TIMCO manages the portfolio to mirror the overall risk, sector weightings and style characteristics of the Standard & Poor's 400 stock index ("S&P 400 Index"). The S&P 400 Index is a value-weighted stock index consisting of 400 mid-sized U.S. companies.

         The investment policies of the Disciplined Mid Cap Stock Portfolio are fundamental and may not be changed without a vote of the majority of the outstanding voting securities of the Portfolio, as defined in the Investment Company Act of 1940 ("1940 Act"). These policies permit the Portfolio to:

   -     invest up to 5% of its assets in the securities of any one issuer;
   - borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;
   -     pledge up to 10% of its assets to secure borrowings;
   - invest up to 25% of its assets in the securities of issuers in the same industry; and
   - invest up to 10% of its assets in repurchase agreements maturing in more than seven days and securities for which market quotations are not readily available.

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act. The Disciplined Mid Cap Stock Portfolio may not:

         (1) invest more than 5% of its total assets, computed at market value, in the securities of any one issuer;

         (2) invest in more than 10% of any class of securities of any one issuer;

         (3) invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

         (4) borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 33 1/3% of its gross assets computed at cost; while outstanding, a borrowing may not exceed one-third of the value of its net assets, including the amount borrowed; the Portfolio has no intention of attempting to increase its net income by means of borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets of the Portfolio computed at cost;

         (5) underwrite securities, except that the Portfolio may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Account may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");

         (6) purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes as described above;

         (7)   invest for the primary purpose of control or management;

         (8) make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

         (9) make loans, except that the Portfolio may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Account's investment objective and policies;

         (10) invest more than 25% of its total assets in the securities of issuers in any single industry;

         (11) purchase the securities of any other investment company, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company;

         (12) invest in interests in oil, gas or other mineral exploration or development programs; or

         (13) invest more than 5% of its net assets in warrants, valued at the lower of cost or market; warrants acquired by the Account in units or attached to securities will be deemed to be without value with regard to this restriction. The Portfolio is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of TIMCO have a substantial interest.

         The Portfolio may make investments in an amount of up to 15% of the value of its net assets in restricted securities which may not be publicly sold without registration under the 1933 Act. In most instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If and when the Portfolio sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect thereto, and registration of such securities under the 1933 Act may be required. The Portfolio will not bear the expense of such registration. The Portfolio intends to reach agreements with all such issuers whereby they will pay all expenses of registration. In determining securities subject to the 15% limitation, the Portfolio will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations.


                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

         The Disciplined Small Cap Stock Portfolio seeks long term capital appreciation by investing primarily (at least 65% of its total assets) in the common stocks of U.S. Companies with relatively small market capitalizations at the time of investment. Companies with relatively small market capitalization are defined as those which fall in the lowest 20% of market capitalization of publicly traded companies in the U.S. with market values above $100 million. Stocks will be selected based on a disciplined quantitative screening process that seeks a combination of attractive relative value and earnings growth.

         In order to provide consistent relative performance, the Portfolio will hold a portfolio that is comparable to the Russell 2500 Stock Index in terms of overall risk, economic sector weightings, and market capitalization. The Russell 2500 is a broad-based index of the smaller cap segment of the U.S. stock market. By linking its investment strategy to the Russell 2500 Stock Index, the Portfolio will provide diversified exposure to the universe of stocks that comprise the lowest 25% of market capitalization of publicly traded companies in the U.S. with market values of greater than $100 million.
However, the Portfolio is a not an index fund and is not limited to investing in the stocks that comprise the Russell 2500 Stock Index. Over time, the Portfolio is expected to exhibit performance volatility that is similar to that of the Russell 2500 Stock Index. Of course, there can be no assurance the Portfolio's total return, before or after expenses, will match or exceed that of the Russell 2500 Stock Index.

         The Portfolio's active investment strategy focuses primarily on individual stock selection. In selecting the Portfolio's holdings, the Subadviser will apply a number of computerized investment models to identify stocks that have a high probability of outperforming their respective industry/sector peer groups within the Russell 2500. These investment models incorporate a diverse set of valuation, earnings and relative price variables to produce a comprehensive appraisal profile on every stock in the universe of securities described above. Stocks that are determined to be attractive based on a combination of quantitative and fundamental criteria will be overweighted relative to the benchmark index. In general, the discipline will favor stocks that demonstrate an improving trend of earnings and also appear attractive based on measures of fundamental value. While these securities have the potential to outperform the securities represented in the Russell 2500, they may in fact be more volatile or have a lower return than the benchmark index. Although equity securities have historically demonstrated long-term growth in value, their prices fluctuate based on changes in a company's financial condition and general economic conditions. This is especially true in the case of smaller companies.

         Under normal circumstances, the Portfolio will seek to maintain full exposure to the stock market. Other investments are allowed, including, but not limited to, those described below. The description of these techniques and the associated risks appears in the Travelers Series Trust prospectus.

Subject to the investment restrictions set forth below, the Disciplined Small Cap Stock Portfolio may invest in or engage in the following:

   -     short-term money market instruments including:
   -     U.S. government securities,
   -     certificates of deposit,
   -     time deposits,
   - bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions,
   -     high-grade commercial paper,
   -     repurchase agreements; and
   - exchange-traded stock index futures contracts (the Portfolio will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of assets, after taking into account unrealized profits and losses and any such contracts which it is entered into.) The Portfolio expects that risk management transactions involving futures contracts will not impact more than twenty percent (20%) of its assets at any one time.
   -     real estate investment trust securities
   - securities lending (not to exceed 33 1/3% of the Portfolio's total assets)
   - leveraging (i.e., temporary bank borrowing, in an amount not to exceed 33 1/3% of the total value of its assets less its liabilities)

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio as defined in the 1940 Act. The Portfolio may not:

         (1)   invest 25% or more of its total assets in any one industry;

         (2) borrow amounts in excess of 33 1/3% of its gross assets (taken at the lower of cost or market value), except that as a temporary measure for extraordinary or emergency purposes, the portfolio may borrow up to 5% more;

         (3)   issue senior securities;

         (4) make loans, except that the Portfolios may purchase debt securities, may enter into repurchase agreements, and may lend its securities;

         (5) underwrite the securities of other issuers, except insofar as the Portfolio may technically be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act") in the disposition of a portfolio security;

         (6)   invest for the primary purpose of control or management;

         (7) purchase real estate or interests in real estate, other than securities secured by real estate, participation therein or real estate investment trusts and similar instruments;

         (8) purchase or sell commodities or commodities contracts except for hedging purposes;

         (9) make any short sales of securities, except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Portfolio's total assets and the Portfolio's aggregate short sales of a particular class of an issuer's securities to not exceed 25% of the then outstanding securities of that class of the issuer's securities; or

         (10)  purchase any security (other than U.S. obligations) such that
               (a) more than 25% of the Portfolio's total assets would be invested in securities of a single issuer or (b) as to 75% of the Portfolio's total assets (i) more than 5% of the Portfolio's total assets would be then invested in securities of a single issuer or (ii) the Portfolio would own more than 10% of the voting securities of a single issuer.


                           STRATEGIC STOCK PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Strategic Stock Portfolio is to provide investors with an above-average total return through a combination of potential capital appreciation and dividend income. The Portfolio attempts to achieve its investment objective by investing primarily in a portfolio of actively traded equity securities comprised of (i) high dividend yield stocks periodically selected from the companies included in the Dow Jones Industrial Average (the "DJIA") and (ii) high dividend yield stocks periodically selected from a pre-screened subset of the companies included in the Russell 1000 Stock Index (the "Russell 1000").

         The Portfolio invests primarily in dividend paying equity securities of companies included in the DJIA or in the Russell 1000. The Portfolio is not designed to parallel or correlate with, nor is the share price expected to parallel or correlate with any movements in the DJIA or the Russell 1000. The Portfolio will initially invest approximately equally in 20 securities identified by the Subadviser according to the Strategic Selection Policies listed below.

         THE "STRATEGIC SELECTION POLICIES." A security's dividend yield is a primary factor in the security selection process. "Dividend yield" is calculated for each security by annualizing the last quarterly or semiannual ordinary dividend declared on each security and dividing the result by the security's closing sale price on the applicable date. This yield is historical and there can be no assurance that any dividends will be declared or paid in the future. The ten highest dividend yielding securities in the DJIA will be identified for investment. In addition, all companies having securities in the Russell 1000 will be reviewed by the Subadviser and securities of companies in the financial or utility sectors and of companies having securities included in the DJIA will be excluded. Russell 1000 securities of the remaining companies will be ranked by dividend yield, and the ten highest-yielding such Russell 1000 securities will be identified for investment. The 20 securities so identified (the "Strategic Securities") will represent the Portfolio's initial investment.

         Periodically, the Subadviser will employ the same Strategic Selection Policies to identify a new list of 20 Strategic Securities. The Subadviser will review and adjust a portion of all of the Portfolio's assets as to invest that portion of the Portfolio's assets approximately equally in the new list of 20 Strategic Securities. In this manner, the Subadviser expects that, beginning with the reevaluation in month thirteen, each security in the Portfolio will be reviewed and potentially adjusted approximately annually, although reviews and adjustments may be made more frequently.

         Application of the Strategic Selection Policies will be subject to and limited by certain of the Portfolio's other investment policies and restrictions. This includes restrictions and limitations required for the Portfolio to maintain its status as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and those required by the Investment Company Act of 1940, as amended (such as investment diversification requirements and industry concentration limitations). In addition, the Portfolio will not trade in odd lots. Although each new list of Strategic Securities will include only 20 securities, because only a portion of the Portfolio's assets may be reviewed and adjusted at any given time, the Subadviser expects that the number of securities held by the Portfolio will over time increase and that the Portfolio may eventually hold 40 or more different securities. The Portfolio ordinarily will not sell securities or reevaluate its portfolio investments except as periodically determined by the Subadviser. As a result, the adverse financial condition of a company will not result in its elimination from the Portfolio, except under extraordinary circumstances.

         The Subadviser intends to maintain the ratio of shares of Strategic Securities by purchasing and/or selling approximately proportionate amounts of securities from the Portfolio in response to purchases made or redemptions requested.

         Other investments are allowed, including, but not limited to, those described below. The description of these techniques and the associated risks appears in the Travelers Series Trust prospectus. Subject to the investment restrictions set forth below, the Strategic Stock Portfolio may invest in or engage in the following:

   - up to 5% of its total assets in options on equity securities indices, futures contracts on such indices and options on such futures contracts for both hedging purposes and in an attempt to enhance gain

   - up to 5% of its total assets in securities of other registered investment companies that seek to provide investment results that generally correspond to the performance of securities included in one or more broad market indices.

   - Pending investment and for temporary defensive purposes the Portfolio may invest without limit in short-term, high quality fixed income securities and in money-market instruments.

         The Subadviser generally will not take these considerations into account in implementing the Strategic Selection Policies and, accordingly, the Portfolio may at times acquire securities of companies that the market and the Subadviser believe are more susceptible to financial difficulty and corresponding adverse market performance than are other companies with securities included in the DJIA or in the Russell 1000.

         The Portfolio follows a "buy and hold" strategy. Except to raise cash for operational purposes, the Portfolio ordinarily will not sell securities or reevaluate its portfolio investments except as periodically determined by the Subadviser. Only a portion of the Portfolio's assets may be reviewed and adjusted for any given period. As a result, although the Portfolio may dispose of a security in certain events (e.g., defaulting on payments; a decline in the security's price), the a company's adverse financial condition will not result in its elimination from the Portfolio prior to scheduled review except under extraordinary circumstances. Similarly, securities held in the Portfolio ordinarily will not be sold by the

Portfolio for the purpose of taking advantage of market fluctuations or changes in anticipated rate of appreciation.

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio as defined in the 1940 Act. The Portfolio may not:

         (1)   invest 25% or more of its total assets in any one industry;

         (2) borrow amounts in excess of 33 1/3% of its gross assets (taken at the lower of cost or market value), except that as a temporary measure for extraordinary or emergency purposes, the portfolio may borrow up to 5% more;

         (3)   issue senior securities;

         (4) make loans, except that the Portfolios may purchase debt securities, may enter into repurchase agreements, and may lend its securities;

         (5) underwrite the securities of other issuers, except insofar as the Portfolio may technically be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act") in the disposition of a portfolio security;

         (6)   invest for the primary purpose of control or management;

         (7) purchase real estate or interests in real estate, other than securities secured by real estate, participation therein or real estate investment trusts and similar instruments;

         (8) purchase or sell commodities or commodities contracts except for hedging purposes;

         (9) make any short sales of securities, except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Portfolio's total assets and the Portfolio's aggregate short sales of a particular class of an issuer's securities to not exceed 25% of the then outstanding securities of that class of the issuer's securities; or

         (10)  purchase any security (other than U.S. obligations) such that
               (a) more than 25% of the Portfolio's total assets would be invested in securities of a single issuer or (b) as to 75% of the Portfolio's total assets (i) more than 5% of the Portfolio's total assets would be then invested in securities of a single issuer or (ii) the Portfolio would own more than 10% of the voting securities of a single issuer.

Note: The Russell 1000 Index is the property of Frank Russell Company (FRC). The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. has not granted to the Strategic Stock Portfolio a license to use the DJIA. Neither FRC nor Dow Jones & Company, Inc. has participated in any way in the creation of the Strategic Stock Portfolio or in the selection of the stocks included in such Portfolio and neither has approved any information herein relating thereto.

                            NWQ LARGE CAP PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of the NWQ Large Cap Portfolio is to achieve consistent, superior total return with minimum risk to principal. The Portfolio invests, under normal circumstances, at least 65% of its total assets in the common stocks of companies with above-average statistical value which are in fundamentally attractive industries and which, in the Subadviser's opinion, are undervalued at the time of purchase. The Portfolio may also invest in other equity-related securities consisting of convertible bonds, convertible preferred stocks, rights and warrants. The Portfolio's policy is to invest in a universe of 1100 companies of medium to large capitalization. Companies with market capitalization under $1 billion will be limited to 10% of the Portfolio's total assets.

         The Subadviser uses statistical measures to screen for the companies with the best value characteristics such as below-average price-to-earnings and price-to-book ratios, above-average dividend yield and strong financial stability. Further, the Subadviser uses normalized earnings to value cyclical companies, focuses on quality of earnings, looks for investment in relative value, and concentrates in industries/sectors with strong long-term fundamentals. As used in this discussion, "fundamentals" will vary by industry and could relate to factors such as supply and demand, market share, economics, distribution channels, barriers to entry, and organizational factors. An economic "sector" consists of a variety of industries having some similar business characteristics, for example, the producer durables sector includes industries such as aerospace, heavy machinery, and electrical equipment.

         In order to capture value, the Subadviser uses a multi-disciplined approach to identify market sectors that are early in their cycle of fundamental improvement, investor recognition and market exploitation. In its decision-making process, the Subadviser uses business-trend analyses to research industry and company fundamentals. The results are analyzed for the impact of changing worldwide product demand/supply, direction of inflation and interest rates, and expansion/contraction of business cycles. Once the investment team identifies those industries/sectors with positive fundamentals, companies are screened for value characteristics such as below-average price-to-earnings and price-to-book ratios and above-average dividend yield. The Portfolio typically holds approximately 40-55 stocks.

         Company visits and interviews with management help to verify the value in these potential investments. The Subadviser also uses numerous independent firms, as well as in-house resources, for economic, industry and securities research. The Portfolio will be concentrated in those industries with positive fundamentals and seeks to minimize risk by avoiding industries with deteriorating long-term fundamentals.

         The Portfolio expects the majority of its investments to be companies based in the United States. However, from time to time, shares of foreign-based companies may be purchased if they pass the selection process outlined above.

         Other investments are allowed, including, but not limited to, those described below. The description of these techniques and the associated risks appears in the Travelers Series Trust prospectus. Subject to the investment restrictions set forth below, the NWQ Large Cap Portfolio may invest in or engage in the following:

   -     repurchase agreements
   -     money market instruments
   - securities lending (not more than 33 1/3% of the Portfolio's net assets)
   -     domestic and foreign money market instruments, including:
   -     certificates of deposit,
   -     bankers' acceptances,
   - time deposits maturing in up to six days (purchases of maturities of two to six days are not to exceed 15% of the Portfolio's total assets),
   -     U.S. Government obligations,
   -     U.S. Government agency securities,
   - short-term corporate debt securities, and commercial paper rated A-l or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, of comparable quality;
   -     when-issued, delayed settlement and forward delivery securities;
   - open or closed-end investment companies (up to 10% of its assets. No more than 5% of the Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company.);
   - foreign securities such as U.S. dollar-denominated securities of foreign issuers and ADRs, (up to 20% of the Portfolio's assets); and
   -     illiquid securities

         The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, of an investment quality comparable with other debt securities which may be purchased by the Portfolio.

         The investment policies of the NWQ Large Cap Portfolio are not fundamental.

INVESTMENT RESTRICTIONS

         Investment restrictions (1), (2), (4), (5) and (6) set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio as defined in the 1940 Act. The Portfolio may not:

         (1) with respect to 75% of its assets, invest more than 5% of its total assets, computed at market value, in the securities of any one issuer (excluding U.S. Government Securities);

         (2) with respect to 75% of its assets, invest in more than 10% of any class of securities of any one issuer;

         (3) invest more than 25% of its total assets in companies within a single industry; however, there are no limitations on investment made in instruments issued or guaranteed by the U.S. Government when the Portfolio adopts a temporary defensive position;

         (4) make loans, except by purchasing debt securities as allowed by the investment policies, or entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions

         (5) (a) borrow amounts in excess of 10% of its gross assets (taken at the lower of cost or market value), and then only as a temporary measure for extraordinary or emergency purposes, and
               (b) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets;

         (6) pledge, mortgage or hypothecate an amount of assets which (taken at market value) exceeds 10% of its gross assets (taken at the lower of cost or market value);

         (7) purchase or sell real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts;;

         (8) purchase or sell commodities or commodities contracts except for hedging purposes;

         (9)   underwrite the securities of other issuers;

         (10) issue senior securities (except that the portfolio may make permitted borrowings and enter into repurchase agreements);

         (11)  purchase on margin or sell short;

         (12)  invest for the primary purpose of control or management;

         (13) invest more than 15% of the portfolio's net assets in illiquid securities;


                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of Jurika & Voyles Core Equity Portfolio is to seek long-term capital appreciation. The Portfolio invests primarily in the common stock of quality companies of all market capitalizations that offer current value and significant future growth potential.

         The Portfolio will invest at least 65% of its total assets in the common stock of companies having market capitalizations at the time of purchase of $500 million and over. The Portfolio typically expects that at least 80% of its equity holdings will fall within this capitalization range. The average and median market capitalizations will fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities.

         The Portfolio seeks value in quality companies normally offering lower price-to-earnings multiples and higher earnings growth rates than the S&P 500 or other relevant benchmark. Quality companies possess some or all of the following characteristics: significant potential for future growth in earnings, a strong competitive advantage, a clearly defined business focus, strong financial health, and management ownership.

         The Subadviser emphasizes in-house research, which includes personal contacts, site visits and meetings with company management. In unusual circumstances, economic, monetary and other factors may cause the Subadviser to assume a temporary, defensive position during which all or a substantial portion of the Portfolio's assets may be invested in cash and short-term instruments.

         Other investments are allowed, including, but not limited to, those described below. The description of these techniques and the associated risks appears in the Travelers Series Trust prospectus. Subject to the investment restrictions set forth below, the Jurika & Voyles Core Equity Portfolio may invest in or engage in the following:

   -     convertible preferred stocks;
   -     convertible debt securities;
   -     warrants;
   - foreign securities such as U.S. dollar-denominated securities of foreign issuers and ADRs, (up to 25% of its total assets) but will limit its investments in any one foreign country to 5% of its total assets. As part of this, the Portfolio may invest up to 5% of its net assets in securities denominated in foreign currencies;
   - debt securities (up to 35% of its total assets) including up to 25% of its total assets in debt securities (and convertible debt securities) rated below investment grade sometimes referred to as "high yield/high risk" or "junk bonds." Debt securities may include bonds, notes, convertible bonds, mortgage-backed and asset-backed securities (including CMOs and REMICs) and other types;
   -     U.S. Government securities;
   -     repurchase agreements; and
   -     securities lending

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolios as defined in the 1940 Act. The Portfolios may not:

         (1) with respect to 75% of its assets, invest more than 5% of its total assets, computed at market value, in the securities of any one issuer (excluding U.S. Government Securities);

         (2) invest more than 25% of its assets in companies within a single industry; except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         (3) borrow amounts in excess of 33 1/3% of its gross assets (taken at the lower of cost or market value), and then only as a temporary measure for extraordinary or emergency purposes. The Portfolio may not purchase additional securities when borrowings exceed 5% of total assets;

         (4)   issue senior securities;

         (5) make loans of more than one-third of the Portfolio's net assets, including loans of securities;

         (6) purchase or sell commodities or commodity contracts, or interests in oil, gas or other mineral leases, or other mineral exploration or development programs;

         (7) purchase or sell real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts; and

         (8) underwrite securities of any other company, except that the Portfolio may invest in companies that engage in such businesses, and except to the extent that the Portfolio may technically be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act") in selling a portfolio security;

         Notwithstanding any other fundamental investment restriction or policy, the Portfolio reserves the right to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as the Portfolio.

         As a matter of additional investment restriction, implemented at the discretion of the Subadviser, the Portfolio may not:

         (1) purchase or write put, call straddle or spread options or engage in futures transactions;

         (2) make short sales (except covered or "against the box" short sales) or purchases on margin

         (3) mortgage, pledge or hypothecate any of its assets as security for any of its obligations, except as allowed for permissible borrowings

         (4) purchase the securities of any company for the purpose of exercising management or control;

         (5) purchase more than 10% of the outstanding voting securities of any one issuer;

         (6) participate on a joint basis in any trading account in securities, although the Adviser may aggregate orders for the sale or purchase of securities with other accounts it manages to reduce brokerage costs or to average prices;

         (7) invest, in the aggregate, more than 15% of its net assets in illiquid securities;

         (8) invest more than 25% of its total assets in foreign securities, or more than 5% in one foreign country, or more than 5% of its net assets in securities denominated in foreign currencies and

         (9)   invest more than 5% of its net assets in indexed securities.

                            VALUATION OF SECURITIES

         Current value for the Fund's portfolio securities is determined as follows: Securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; securities maturing within 60 days are valued at cost plus accreted discount and, or minus amortized premium, which approximates market value; and securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity.


                            DISTRIBUTIONS AND TAXES

         It is the Series Trust's intention to distribute dividends from net investment income and all net realized capital gains from the Portfolios annually in shares or, at the option of the shareholder, in cash. All of the Portfolios have qualified, and intend to qualify in the future, as a regulated investment company under Subchapter M of the Internal Revenue Code. Thus the Portfolios are relieved of any federal income tax liability by distributing all of their net investment income and net capital gains, if any, to its shareholders.

         When any Portfolio makes a distribution, it intends to distribute only its net capital gains and such income as has been predetermined to the best of the Portfolio's ability to be taxable as ordinary income. Therefore, net investment income distributions will not be made on the basis of distributable income as computed on the Portfolio's books, but will be made on a federal taxation basis.


                             TRUSTEES AND OFFICERS

Name                                  Present Position and Principal Occupation During Last Five Years
----                                  ----------------------------------------------------------------
*Heath B. McLendon                    Managing Director (1993-present), Smith Barney Inc. ("Smith Barney");
 Chairman and Member                  Chairman (1993-present), Smith Barney Strategy Advisors, Inc.;
 388 Greenwich Street                 President and Director (1994-present), Mutual Management Corp.;
 New York, New York                   Director and President (1996-present), Travelers Investment Adviser,
 Age 64                               Inc.; Chairman and Director of forty-two investment companies associated with Smith Barney; Chairman, Board of Trustees, Drew
                                      University; Advisory Director, First Empire State Corporation;
                                      Chairman, Board of Managers, seven Variable Annuity Separate Accounts of The Travelers Insurance Company+; Chairman, Board of Trustees, five
                                      Mutual Funds sponsored by The Travelers Insurance Company++; prior to
                                      July 1993, Senior Executive Vice President of Shearson Lehman Brothers
                                      Inc.

  Knight Edwards                      Of Counsel (1988-present), Edwards & Angell, Attorneys; Member,
  Member                              Advisory Board (1973-1994), thirty-one mutual funds sponsored by
  2700 Hospital Trust Tower           Keystone Group, Inc.; Member, Board of Managers, seven Variable Annuity
  Providence, Rhode Island            Separate Accounts of The Travelers Insurance Company+; Trustee, five
  Age 74                              Mutual Funds sponsored by The Travelers Insurance Company.++

Robert E. McGill, III               Retired manufacturing executive. Director (1983-1995), Executive Vice
Member                              President (1989-1994) and Senior Vice President, Finance and
295 Hancock Street                  Administration (1983-1989), The Dexter Corporation (manufacturer of
Williamstown, Massachusetts         specialty chemicals and materials); Director (1983-1995), Life
Age 66                              Technologies, Inc. (life science/biotechnology products); Director,
                                    (1994-present), The Connecticut Surety Corporation (insurance);
                                    Director (1995-present), CN Bioscience, Inc. (life science/biotechnology products); Director (1995-present), Chemfab Corporation (specialty materials manufacturer); Member, Board of Managers, seven Variable Annuity
                                    Separate Accounts of The Travelers Insurance Company+; Trustee, five
                                    Mutual Funds sponsored by The Travelers Insurance Company.++

Lewis Mandell                       Dean, College of Business Administration (1995-present), Marquette
Member                              University; Professor of Finance (1980-1995) and Associate Dean
606 N. 13th Street                  (1993-1995), School of Business Administration, and Director, Center
Milwaukee, WI 53233                 for Research and Development in Financial Services (1980-1995),
Age 55                              University of Connecticut; Director (1992-present), GZA
                                    Geoenvironmental Tech, Inc. (engineering services); Member, Board of
                                    Managers, seven Variable Annuity Separate Accounts of The Travelers
                                    Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                    Travelers Insurance Company.++

Frances M. Hawk, CFA, CFP           Private Investor, (1997-present); Portfolio Manager (1992-1997), HLM
Member                              Management Company, Inc. (investment management); Assistant Treasurer,
222 Berkeley Street                 Pensions and Benefits. Management (1989-1992), United Technologies
Boston, Massachusetts               Corporation (broad-based designer and manufacturer of high technology
Age 50                              products); Member, Board of Managers, seven Variable Annuity Separate
                                    Accounts of The Travelers Insurance Company+; Trustee, five Mutual
                                    Funds sponsored by The Travelers Insurance Company.++

Ernest J. Wright                    Vice  President and Secretary (1996-present), Assistant Secretary
Secretary to the Board              (1994-1996), Counsel (1987-present), The Travelers Insurance Company;
One Tower Square                    Secretary, Board of Managers, seven Variable Annuity Separate Accounts
Hartford, Connecticut               of The Travelers Insurance Company+; Secretary, Board of Trustees, five
Age 57                              Mutual Funds sponsored by The Travelers Insurance Company.++

Kathleen A. McGah                   Assistant Secretary and Counsel (1995-present), The Travelers Insurance
Assistant Secretary to the Board    Company; Assistant Secretary, Board of Managers, seven Variable Annuity
One Tower Square                    Separate Accounts of The Travelers Insurance Company+; Assistant
Hartford, Connecticut               Secretary, Board of Trustees, five Mutual Funds sponsored by The
Age 47                              Travelers Insurance Company.++ Prior to January 1995, Counsel, ITT
                                    Hartford Life Insurance Company.

Lewis E. Daidone                    Managing Director of Smith Barney, Senior Vice President and Treasurer
Treasurer                           of 41 investment companies associated with Smith Barney, and Director
388 Greenwich Street                and Vice President of MMC and TIA; Treasurer, Board of Trustees, five
New York, New York                  Mutual Funds sponsored by The Travelers Insurance Company.++
Age 39

Irving David                        Vice President of Smith Barney, Asset Management Division (March
Controller                          1994-present); Controller, Board of Trustees, five Mutual Funds
388 Greenwich Street                sponsored by The Travelers Insurance Company.++
New York, NY
Age 36

Thomas M. Reynolds                  Director of Smith Barney, Asset Management Division; Controller and
Controller                          Assistant Secretary of 35 investment companies associated with Smith
388 Greenwich Street                Barney, (September 1991-present); Controller, Board of Trustees, five
New York, NY                        Mutual Funds sponsored by The Travelers Insurance Company.++
Age 37

+ These seven Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

     * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Smith Barney Inc., an indirect wholly owned subsidiary of Travelers Group Inc. and also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

         Members of the Board of Trustees who are also officers or employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Trustees who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate retainer of $19,000 for service on the Boards of the five Mutual Funds sponsored by The Travelers Insurance Company and the seven Variable Annuity Separate Accounts established by The Travelers Insurance Company. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended. Board Members with 10 years of service may agree to provide services as an emeritus director at age 72 or upon reaching 80 years of age and will receive 50% of the annual retainer and 50% of meeting fees, if attended.


                              DECLARATION OF TRUST

         The Series Trust is organized as a Massachusetts business trust. Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, even if the Series Trust were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Series Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Series Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Series Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of Series Trust property for any shareholder held personally liable for the obligations of the Series Trust.

         The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, a Trustee shall not be liable for the neglect or wrongdoing of any such person; provided, however, that nothing in the Declaration of Trust shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or the reckless disregard of his duties.

         The Trustees were first elected by Shareholders at a meeting held on October 30, 1992. After such meeting, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, and unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, or if at the time of filling a vacancy less than two-thirds of the Trustees holding office after filling the vacancy were elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. Any Trustee may voluntarily resign from office, or Trustees may be removed from office (1) at any time by two-thirds vote of the Trustees; (2) by a majority vote of Trustees where any Trustee becomes mentally or physically incapacitated; and (3) either by declaration in writing or at a meeting called for such purpose by the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares or other voting interests of the Trust. The Series Trust is required to assist in Shareholders' communications. In accordance with current laws, insurance companies will request voting instructions from contract owners participating in variable annuity and/or variable life insurance contracts held by their respective separate accounts. Insurance companies will vote shares of the Portfolios in the same proportion as the voting instructions received.

         Voting rights are not cumulative, that is, the holders of more than 50% of the shares voting on the election of Trustees can, if they choose to do so, elect all of the Trustees of the Series Trust, in which event the holders of the remaining shares will be unable to elect any person as a Trustee.

         No amendment may be made to the Declaration of Trust without a "vote of a majority of the outstanding voting securities" of the Series Trust (as defined in the 1940 Act).


                          INVESTMENT ADVISORY SERVICES

         As described above, the Board of Trustees monitors the activities of those entities which provide investment management and Subadvisory services to the Portfolios. Travelers Asset Management International Corporation ("TAMIC,") and Mutual Management Corp. ("MMC,") both referred to throughout as the "Investment Adviser") provide investment supervision to certain Portfolios described herein in accordance with each Portfolio's investment objectives, policies and restrictions. The Investment Advisers' responsibilities generally include the following:

         (1) engaging the services of one or more firms to serve as investment adviser to the Portfolios;
         (2) reviewing from time to time the investment policies and restrictions of the Portfolios in light of the Portfolio's performance and otherwise and after consultation with the Board, recommending any appropriate changes to the Board;

         (3) supervising the investment program prepared for the Portfolios by the Subadviser;
         (4) monitoring, on a continuing basis, the performance of the Portfolio's securities;
         (5) arranging for the provision of such economic and statistical data as the Investment Adviser shall determine or as may be requested by the Board; and
         (6) providing the Board with such information concerning important economic and political developments as the Investment Adviser deems appropriate or as the Board requests.

TAMIC

         TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group, Inc., and its principal offices are located at One Tower Square, Hartford, Connecticut, 06183. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts and non-affiliated insurance companies.

         For serving as investment adviser to the Trust, TAMIC receives a fee, equal to the average daily net asset of each of the following Portfolios. Investment advisory fees are computed daily and are paid monthly, (except for the Zero Coupon Bond Fund Portfolios which are paid weekly):

-----------------------------------------------------------------------------------------------------------------------------
                                                           ADVISORY FEE                SUBADVISORY FEE           EXPENSE CAP
                  PORTFOLIO                                PAID TO TAMIC               PAID BY TAMIC
                                                           % OF AVERAGE DAILY          TO SUBADVISERS
                                                           NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
  The Travelers Series Trust
       U.S. Government Securities Portfolio                     0.3233%                     N/A                      1.25%
-----------------------------------------------------------------------------------------------------------------------------
       Zero Coupon Bond Fund Portfolio (Series 1998)            0.10%                       N/A                      0.15%
-----------------------------------------------------------------------------------------------------------------------------
       Zero Coupon Bond Fund Portfolio (Series 2000)            0.10%                       N/A                      0.15%
-----------------------------------------------------------------------------------------------------------------------------
       Zero Coupon Bond Fund Portfolio (Series 2005)            0.10%                       N/A                      0.15%
-----------------------------------------------------------------------------------------------------------------------------
       Convertible Bond Portfolio                               0.60%                       N/A                      0.80%
-----------------------------------------------------------------------------------------------------------------------------
       Travelers Quality Bond Portfolio                         0.3233%                     N/A                      0.75%
-----------------------------------------------------------------------------------------------------------------------------
       Lazard International Stock Portfolio                     0.825%                      0.475%                   1.25%
-----------------------------------------------------------------------------------------------------------------------------
       MFS Emerging Growth Portfolio                            0.75%                       0.375%                   0.95%
-----------------------------------------------------------------------------------------------------------------------------
       MFS Mid Cap Growth Portfolio                             0.80%                       0.375%                   1.00%
-----------------------------------------------------------------------------------------------------------------------------
       MFS Research Portfolio                                   0.80%                       0.375%                   1.00%
-----------------------------------------------------------------------------------------------------------------------------
       Federated High Yield Portfolio                           0.65%                       0.40%                    0.95%
-----------------------------------------------------------------------------------------------------------------------------
       Federated Stock Portfolio                                0.625%                      0.375%                   0.95%
-----------------------------------------------------------------------------------------------------------------------------
       Large Cap Portfolio                                      0.75%                       0.45%                    0.95%
-----------------------------------------------------------------------------------------------------------------------------
       Equity Income Portfolio                                  0.75%                       0.45%                    0.95%
-----------------------------------------------------------------------------------------------------------------------------
       Disciplined Mid Cap Stock Portfolio                      0.70%                       0.35%                    0.95%
-----------------------------------------------------------------------------------------------------------------------------
       Disciplined Small Cap Stock Portfolio                    0.80%                       0.40%                    1.00%
-----------------------------------------------------------------------------------------------------------------------------
       Strategic Stock Portfolio                                0.60%                       0.20%                    0.90%
-----------------------------------------------------------------------------------------------------------------------------
       NWQ Large Cap Portfolio                                  0.75%                       0.375%                   1.00%
-----------------------------------------------------------------------------------------------------------------------------
       Jurika & Voyles Core Equity Portfolio                    0.75%                       0.375%                   1.00%
-----------------------------------------------------------------------------------------------------------------------------

The advisory fees paid to TAMIC by each of the Portfolios during the last three fiscal years were:


 PORTFOLIOS                                                  1997              1996             1995
 ----------                                                  ----              ----             ----
 U.S. Government Securities Portfolio                        $   86,779        $   86,625       $  85,175
 Zero Coupon Bond Fund Portfolio (Series 1998)               $    1,354        $    1,175       $     *
 Zero Coupon Bond Fund Portfolio (Series 2000)               $    1,645        $    1,335       $     *
 Zero Coupon Bond Fund Portfolio (Series 2005)               $    2,066        $    1,556       $     *
 Travelers Quality Bond Portfolio                            $   20,799        $    5,626       $     *
 Convertible Bond Portfolio                                  $     *           $     *          $     *
 Lazard International Stock Portfolio                        $   65,044        $   13,997       $     *
 MFS Emerging Growth Portfolio                               $  287,384        $   15,666       $     *
 MFS Mid Cap Growth Portfolio                                $      *          $     *          $     *
 MFS Research Portfolio                                      $      *          $     *          $     *
 Federated High Yield Portfolio                              $   50,231        $   11,448       $     *
 Federated Stock Portfolio                                   $   46,078        $    6,901       $     *
 Large Cap Portfolio                                         $   44,240        $    8,211       $     *
 Equity Income Portfolio                                     $   80,431        $    8,203       $     *
 Disciplined Mid Cap Stock Portfolio                         $   22,265        $     *          $     *
 Disciplined Small Cap Stock Portfolio                       $     *           $     *          $     *
 Strategic Stock Portfolio                                   $     *           $     *          $     *
 NWQ Large Cap Portfolio                                     $     *           $     *          $     *
 Jurika & Voyles Core Equity Portfolio                       $     *           $     *          $     *
                                                             $     *           $     *          $     *


* The Portfolios were not available in those years.


MMC

         Mutual Management Corp. ("MMC") (formerly Smith Barney Mutual Fund Management, Inc.) an indirect wholly owned subsidiary of Travelers Group Inc., furnishes investment management and advisory services to the Social Awareness Stock Portfolio in accordance with the terms of an Investment Advisory Agreement dated May 1, 1995 which was approved by shareholders at a meeting held on April 28, 1995. Prior to May 1, 1995, The Travelers Investment Management Company (TIMCO) provided investment management and advisory services. For furnishing investment management and advisory services to the Fund, MMC is paid any amount equivalent on an annual basis to the advisory fee schedule set forth in the table below. The fee is computed daily and paid weekly.

                                                                                  AGGREGATE NET ASSET VALUE
                       ANNUAL MANAGEMENT FEE                                          OF THE PORTFOLIO
                       ---------------------                                      -------------------------
                               0.65%             of the first                     $ 50,000,000, plus
                               0.55%             of the next                      $ 50,000,000, plus
                               0.45%             of the next                      $100,000,000, plus
                               0.40%             of amounts over                  $200,000,000.

         The total advisory fees paid to TIMCO by the Social Awareness Stock Portfolio for the period January through April 1995 was $ 9,877. The total advisory fee paid to MMC for the period May 1, 1995 through December 31, 1995 was $28,613, and for the years ended 1996 and 1997 were $58,250 and $104,002 respectively.

         MMC, also manages the day-to-day investment operations of the Utilities Portfolio pursuant to an Investment Advisory Agreement approved by the Board of Trustees. Under the Advisory Agreement, MMC is responsible for furnishing or causing to be furnished to the Utilities Portfolio advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects and affairs of the Portfolio. The Utilities Portfolio pays MMC an advisory fee equal to 0.65% on an annual basis for its services as investment adviser. The fee is computed daily and paid monthly.

         The total advisory fees paid to MMC by the Utilities Portfolio for the years ended December 1995 and 1996 and 1997 were $67,791, $113,601 and $116,989, respectively.


                             INVESTMENT SUBADVISERS
GENERAL

         Under the terms of the Investment Subadvisory Agreements, the Subadviser provides an investment program for the Portfolios. The Subadvisers make all determinations with respect to the purchase and sale of the portfolio securities (subject to the terms and conditions of the investment objectives, policies, and restrictions of the Portfolio and to the supervision of the Board of Trustees and TAMIC) and places, in the name of the Portfolio, call orders for execution of the portfolio transactions. In addition, only Fidelity Management & Research Company ("FMR") also executes the offers, while MFS, Lazard, Federated, NWQ Investment Management Company ("NWQ") and Jurika & Voyles only place the orders for TAMIC to execute.

         For services rendered to the Portfolios, the Subadvisers charge a fee to TAMIC. The Portfolios do not pay the Subadvisers' fee nor any part thereof, nor will they have any obligation or responsibility to do so.

LAZARD INTERNATIONAL  STOCK PORTFOLIO
SUBADVISER:  LAZARD ASSET MANAGEMENT

         Lazard Asset Management ("Lazard"), 30 Rockefeller Plaza, New York, New York 10020, has entered into an investment Subadvisory agreement (the "Lazard Subadvisory Agreement") on behalf of the Portfolio with TAMIC to provide Subadvisory services to the Lazard International Stock Portfolio. Pursuant to the Lazard Subadvisory Agreement, Lazard will regularly provide the Portfolio with investment research, advice and supervision and furnish continuously an investment program for the Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

         Lazard Asset Management is a division of Lazard Freres, & Co. LLC a New York limited liability company, which is registered as an investment adviser with the SEC and is a member of the New

York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services.

         Lazard performs such brokerage services in conformity with Rule 17e-1 under the 1940 Act and procedures adopted by the Board of Trustees.

         TAMIC pays the Subadviser an investment subadvisory fee at the annual rate of 0.475% of the average daily net asset value of the Portfolio. The fee is accrued daily and paid monthly. For the years ended December 31, 1997 and 1996, the subadvisory fees paid by TAMIC were $6,719 and $37,450, respectively.

MANAGEMENT OF LAZARD PORTFOLIO

         Herbert Gullquist is primarily responsible for the day-to-day management of the assets of the Portfolio. Mr. Gullquist is a Managing Director of Lazard, and has been with the Subadviser since 1982 He has also acted as the Managing Director of the Lazard International Equity Fund, a publicly traded mutual fund offered by Lazard Freres since that fund's inception in 1992.


MFS EMERGING GROWTH PORTFOLIO
SUBADVISER:  MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")

         MFS, a registered investment adviser that, along with its predecessor organizations has provided investment advisory services since 1924. Its principal offices are located at 500 Boylston Street, Boston, Massachusetts. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). Net assets under the management of the MFS organization were approximately $72 billion on behalf of approximately
2.8 million investor accounts as of January 31, 1998. As of such date, the MFS organization managed approximately $47.2 billion of assets invested in equity securities and approximately $20.8 billion of assets invested in fixed income securities. Approximately $4.2 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers.

         TAMIC pays MFS an investment subadvisory fee at an annual rate of 0.375% of the average daily net asset value of the Portfolio. The fee is accrued daily and paid monthly. For the years ended December 31, 1996 and 1997, the subadvisory fees paid by TAMIC were $7,833 and $143,692, respectively.

MANAGEMENT OF MFS EMERGING GROWTH PORTFOLIO

         John W. Ballen, an Executive Vice President of MFS. serves as the Portfolio manager for the MFS Emerging Growth Portfolio. Mr. Ballen also serves in a similar capacity as a portfolio manager to certain retail mutual funds offered by MFS. He has acted in such a capacity for MFS since 1986.

         Also charged with management of the Fund is Toni Y. Shimura, who joined MFS in 1987 as a member of the Research Department. A graduate of Wellesley College and the Sloan School of Management at the Massachusetts Institute of Technology, she was named was named Investment Officer in 1990,

Assistant Vice President - Investments in 1991, and Vice President - Investments in 1992. She has also managed MFS Emerging Growth Series, a retail Mutual Fund Series, since November, 1995.

MFS MID CAP GROWTH PORTFOLIO
SUBADVISER:  MFS

         MFS also serves as the Subadviser to the MFS Mid Cap Growth Portfolio. (See "MFS Emerging Growth Portfolio--Subadviser: MFS" above for a discussion of MFS.)

         TAMIC pays MFS an investment subadvisory fee at an annual rate of 0.375% of the average daily net asset value of the MFS Mid Cap Growth Portfolio. The fee is accrued daily and paid monthly. MFS Mid Cap Portfolio had no investment subadvisory fees paid in 1997.

MANAGEMENT OF MFS MID CAP GROWTH PORTFOLIO

         The investment professional responsible for the daily operations of the MFS Mid Cap Growth Portfolio is Mark Regan. Mr. Regan is a Vice President of MFS and has been employed by MFS as a portfolio manager since 1989.


MFS RESEARCH PORTFOLIO
SUBADVISER:  MFS

         MFS also serves as the Subadviser to the MFS Research Portfolio. (See "MFS Emerging Growth Portfolio--Subadviser: MFS" above for a discussion of MFS.)

         TAMIC pays MFS an investment subadvisory fee at an annual rate of 0.375% of the average daily net asset value of the MFS Research Portfolio. The fee is accrued daily and paid monthly. MFS Research Portfolio had no investment subadvisory fees paid in 1997.

MANAGEMENT OF MFS RESEARCH PORTFOLIO

         MFS Research Portfolio is managed by a committee of various equity research analysts employed by MFS.

FEDERATED HIGH YIELD PORTFOLIO
SUBADVISER:  FEDERATED INVESTMENT COUNSELING

         Federated Investment Counseling. ("Federated") a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the 1940 Act. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

         Federated and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $140 billion invested across more than 370 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,200 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,700 financial institutions nationwide.

         Pursuant to an investment subadvisory agreement between TAMIC and Federated , Federated acts as the Subadviser for the Federated High Yield Portfolio. In its capacity as Subadviser, Federated continually conducts investment research and supervision for the Federated Portfolio and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the investment adviser.

         Under its Subadvisory Agreement with TAMIC, Federated is paid an amount equivalent on an annual basis to 0.40% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly. For the years ended December 31, 1996 and 1997, the subadvisory fees paid by TAMIC were $7,045 and $30,911, respectively.

MANAGEMENT OF THE FEDERATED HIGH YIELD PORTFOLIO

Mark E. Durbiano serves as the Federated High Yield Portfolio manager along with Constantine Kartsonas. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of an affiliate of the Portfolio's subadviser since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of an affiliate of Federated. Mr. Durbiano is a Chartered Financial Analyst and received his MBA in Finance from the University of Pittsburgh.

Mr. Kartsonas joined Federated Investors in 1994 as an Investment Analyst and has been an Assistant Vice President of the Portfolio's subadviser since January 1997. From 1990 to 1993, he served as an Operations Analyst at Lehman Brothers. Mr. Kartsonas earned his M.B.A. with a concentration in economics, from the University of Pittsburgh in 1994.

FEDERATED STOCK PORTFOLIO
SUBADVISER:  FEDERATED INVESTMENT COUNSELING

         Federated also serves as the Subadviser to the Federated Stock Portfolio. (See "Federated High Yield Portfolio--Subadviser: Federated Investment Counseling" above for a discussion of Federated.)

         Federated also serves as Subadviser to the Federated Stock Portfolio pursuant to an agreement between itself and TAMIC. Pursuant to this agreement, Federated will continually conduct investment research and supervision for the Portfolio and is responsible for the purchase or sale of portfolio instruments.

         Under its Subadvisory Agreement with TAMIC, Federated is paid an amount equivalent on an annual basis to 0.375% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly. For the years ended December 31, 1996 and 1997, the subadvisory fees paid to TAMIC were $4,141 and $27,647, respectively.

MANAGEMENT OF FEDERATED STOCK PORTFOLIO

         Michael P. Donnelly serves as co-manager. He joined Federated Investors in 1989 as an Investment Analyst and has been a Vice President of the Portfolio's Subadviser since 1994. He served as an Assistant Vice President of an affiliated of the Portfolio's Subadviser from 1992 to 1994. Mr. Donnelly is a Chartered Financial Analyst and received his M.B.A. from the University of Virginia.

         Scott B. Schermerhorn serves as the Federated Stock Portfolio's co-manager. Mr. Schermerhorn joined Federated Investors in 1996 as Vice President of an affiliate of the Subadviser. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J.W. Seligman & Co., Inc., Mr. Schermerhorn received his M.B.A. in Finance and International Business from Seton Hall University.


LARGE CAP PORTFOLIO
SUBADVISER:  FIDELITY MANAGEMENT & RESEARCH COMPANY

         Fidelity Management & Research Company ("FMR"), pursuant to a Subadvisory Agreement with TAMIC, serves as the investment Subadviser to the Large Cap Portfolio. FMR is an investment adviser registered as such with the SEC. Its principal office is located at 82 Devonshire Street, Boston, MA 02109-3614.

         All of the stock of FMR is owned by FMR Corp., its parent company organized in 1972. Through ownership of voting common stock and the execution of a shareholders' voting agreement, Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR. Corp.

         Under its Subadvisory Agreement with TAMIC, FMR is paid an amount equivalent on an annualized basis to 0.45% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly. For the years ended December 31, 1996 and 1997, the subadvisory fees paid by TAMIC were $4,927 and $26,651, respectively.

              FMR has sub-subadvisory agreements with FMR U.K. and FMR Far East. TAMIC is also a party to these agreements in its capacity as Investment Adviser. These sub-Subadvisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-subadvisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 106%, respectively, of the costs of providing these services.

              The sub-Subadvisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 60% of its management fee rate with respect to a Portfolio's investments that the sub-Subadviser manages on a discretionary basis.

MANAGEMENT OF LARGE CAP PORTFOLIO

         Karen Firestone is the manager of Large Cap Portfolio. Ms. Firestone also manages earnings growth portfolios for Fidelity Management Trust Company and serves as a portfolio assistant for Fidelity Advisor Equity Growth Fund and Fidelity Variable Insurance Products (VIP) Fund: Growth Portfolio. Ms. Firestone joined Fidelity in 1983. Ms. Firestone received a bachelor of arts degree in economics, magna cum laude, from Harvard College in 1977 and an M.B.A. from Harvard Business School in 1983.

EQUITY INCOME PORTFOLIO
SUBADVISER:  FIDELITY MANAGEMENT & RESEARCH COMPANY

         FMR, pursuant to a Subadvisory Agreement with TAMIC, also serves as the Subadviser to the Equity Income Portfolio. See "Large Cap
Portfolio--Fidelity Management & Research Company--Background" above for a discussion of FMR.

         Under its Subadvisory Agreement with TAMIC, FMR is paid an amount equivalent on an annual basis to 0.45% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly. For the years ended December 31, 1996 and 1997, the subadvisory fees paid by TAMIC were $4,923 and $48,431, respectively.

MANAGEMENT OF EQUITY INCOME PORTFOLIO

         Stephen Petersen is manager of Equity Income Portfolio. Since 1983, he has also managed Fidelity Equity Income Fund a publicly traded retail mutual fund. Mr. Petersen is also Senior Vice President of Fidelity Management Trust Co. Previously, he was Vice President and manager of several trust accounts. Mr. Petersen joined Fidelity in October 1980.

DISCIPLINED MID CAP STOCK PORTFOLIO
DISCIPLINED SMALL CAP STOCK PORTFOLIO
STRATEGIC STOCK PORTFOLIO
SUBADVISER:  THE TRAVELERS INVESTMENT MANAGEMENT CORPORATION ("TIMCO")

         TIMCO, located at One Tower Square, Hartford, CT 06183-2030 serves as the investment subadviser to the Disciplined Mid Cap Stock Portfolio, the Disciplined Small Cap Stock Portfolio and the Strategic Stock Portfolio. The Subadviser, a registered investment adviser since 1971, has been in the investment counseling business since 1967 and renders investment advice to a number of institutional accounts as well as various registered investment companies and insurance company separate accounts that had total assets under management as of December 31, 1997 in excess of $2 billion. Subject to the supervision and direction of the Fund's Board of Trustees, the Subadviser manages the Portfolios in accordance with the Portfolios' stated investment objectives and policies, makes investment decisions for the Portfolios, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Portfolios.

         The Subadvisory fee is 0.375% of the Disciplined Mid Cap Stock Portfolio's average daily net assets pursuant to an sub advisory agreement entered into by the subadviser and TAMIC. The fee is accrued daily and paid monthly. For the period ended December 31, 1997, the subadvisory fee paid by TAMIC was $11,132.

         The Subadvisory fee is 0.40% of the Disciplined Small Cap Stock Portfolio's average daily net assets pursuant to an advisory agreement entered into by the subadviser and TAMIC. Since the Portfolio is new no subadvisory fees were paid in 1997.

         The Subadvisory fee is 0.20% of the Strategic Stock Portfolio's average daily net assets pursuant to an advisory agreement entered into by the subadviser and TAMIC. Since the Portfolio is new no subadvisory fees were paid in 1997.

         Sandip Bhagat, president and chief executive officer, of TIMCO is primarily responsible for the day-to-day operations of the Portfolios, including making all investment decisions.

NWQ LARGE CAP PORTFOLIO
SUBADVISER:  NWQ INVESTMENT MANAGEMENT COMPANY

         NWQ Investment Management Company ("NWQ") was founded in 1982 and is located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067.
It is a wholly-owned subsidiary of United Asset Management and provides investment management services to institutional and high net worth individuals. As of the December 31, 1997, NWQ had over $8.3 billion in assets under management.

         An Investment Committee is responsible for the investment process and decisions of the NWQ Large Cap Portfolio, consisting of Jon D. Bosse, CFA; E.C.
(Ted) Friedel, CFA; Thomas J. Laird, CFA; David A. Polak, CFA; Phyllis G. Thomas, CFA; with Mr. Friedel primarily responsible for the day-to-day management of the Portfolio. Mr. Friedel is a managing director and portfolio manager with twenty-seven years of investment experience. Prior to joining the firm in 1983, he spent twelve years with Beneficial Standard Investment Management Company where he was a senior member of the investment committee.
He holds a B.S. from the University of California at Berkeley, and an MBA from Stanford. He is a member of the Association for Investment Management and Research.

         As compensation for its services as Subadviser, TAMIC pays NWQ a fee of 0.375% of the average daily net asset value of the Portfolio. Since the Portfolio is new no subadvisory fees were paid in 1997.


JURIKA & VOYLES CORE EQUITY PORTFOLIO
SUBADVISER:  JURIKA & VOYLES L.P.

         Jurika & Voyles is a professional investment management firm founded in 1983 by William K. Jurika and Glenn C. Voyles. As of December 31, 1997, the Subadviser had discretionary management authority with respect to approximately $7 billion of assets for various clients including corporations, pension plans, 401(k) plans, profit sharing plans, trusts and estates, foundations and charitable endowments, and high net worth individuals. The principal business address of the Subadviser is 1999 Harrison Street, Suite 700, Oakland, California 94612.

         The Subadviser is affiliated with Nvest L.P. ("Nvest").
Nvest is a publicly traded limited partnership affiliated with Metropolitan Life Insurance Company. Nvest is a holding company for several investment management firms including Loomis, Sayles & Company, L.P., Reich & Tang Asset Management, L.P., Copley Real Estate Advisors, Inc., Back Bay Advisors, L.P., Harris Associates, L.P., Vaughan, Nelson Scarborough & McConnell, L.P., and Westpeak Investment Advisors, L.P. (Nvest's subsidiaries) and an affiliated firm, Capital Growth Management Limited Partnership.

         Peter Goetz, CFA is the Portfolio Manager for the Jurika & Voyles Core Equity Portfolio. Mr. Goetz is Vice President an portfolio manager working primarily with institutional clients. He was previously a senior portfolio manager at Bank of America in Newport Beach, CA, managing equity and balanced portfolios for non-profit organizations, charitable foundations, and high net worth individuals. Mr. Goetz is a graduate of the University of Southern California where he earned a Master's degree in Business Administration, and the University of California-Irvine, where he earned a Bachelor's degree in Economics. He is also a Chartered Financial Analyst.

         As compensation for its services as Subadviser TAMIC pays Jurika & Voyles a fee equal to 0.375 of the average daily net asset value of the Portfolio. Since the Portfolio is new no subadvisory fees were paid in 1997.


SECURITIES TRANSACTIONS

         The Subadviser for the Large Cap and Equity Income Portfolios is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Portfolios or shares of other funds advised by the Subadviser to the extent permitted by law. The Subadviser may use research services provided by and place transactions through Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Serviced (FBS), subsidiaries of FMR Corp., if the commissions are fair and reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

         The Subadviser for the Large Cap and Equity Income Portfolios may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Subadviser under which the broker-dealer allocates a portion of the commissions paid by the portfolio toward payment of the portfolio's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of Section 11(a) of the Securities Act of 1934, as amended, which prohibit members of national securities exchanges from executing exchange transactions for account which they or their affiliates managed, unless certain requirements are satisfied. Pursuance to such requirements, the Subadviser's Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.


THE ADVISORY AGREEMENTS

         Under the terms of their respective Advisory and Subadvisory Agreements, the Parties to such agreements shall:

         (1) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policy of the Portfolios, affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolios or are under consideration for inclusion therein;

         (2) be authorized to purchase supplemental research and other services from brokers at an additional cost to the Portfolios;

         (3) regularly furnish recommendations to the Board of Trustees with respect to an investment program for approval, modification or rejection by the Board of Trustees;

         (4) take such steps as are necessary to implement the investment programs approved by the Board of Trustees; and

         (5) regularly report to the Board of Trustees with respect to implementation of the approved investment programs and any other activities in connection with the administration of the assets of the Portfolios.

         As required by the 1940 Act, each Advisory Agreement will continue in effect for a period more than two years from the date of its execution only so long as its continuance is specifically approved at least annually (i) by a vote of a majority of the Board of Trustees, or (ii) by a vote of a majority of the outstanding voting securities of the Portfolios. In addition, and in either event, the terms of the Advisory Agreements must be approved annually by a vote of a majority of the Board of Trustees who are not parties to, or interested persons of any party to, the Advisory Agreements, cast in person at a meeting called for the purpose of voting on such approval and at which the Board of Trustees is furnished such information as may be reasonably necessary to evaluate the terms of the Advisory Agreements. The Advisory Agreements further provide that they will terminate automatically upon assignment; may be amended only with prior approval of a majority of the outstanding voting securities of the Portfolios; may be terminated without the payment of any penalty at any time upon sixty days' notice by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Portfolios; and may not be terminated by TAMIC without prior approval of a new investment advisory agreement by a vote of a majority of the outstanding voting securities of the Portfolios.


                              REDEMPTIONS IN KIND

         If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property.

         However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000, or 1% of the Fund's net assets if that is less, in any 90-day period, valued for this purpose as they are valued in computing the Portfolios' NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

                                   BROKERAGE

         Subject to approval of the Board of Trustees, it is the policy of TAMIC, TIMCO, Lazard, MFS, Federated, FMR, NWQ, Jurika & Voyles and MMC (collectively, the " advisers"), in executing transactions in portfolio securities of the Portfolios, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Portfolios, involving both price paid or received and any commissions and other cost paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Portfolios and the advisers is considered to be in addition to and not in lieu of services required to be performed by the advisers under their respective Investment Advisory Agreements. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Portfolios and other clients of either TAMIC, TIMCO, Lazard, MFS, Federated, FMR, NWQ, Jurika & Voyles or MMC who may indirectly benefit from the availability of such information. This may create a conflict of interest for an Adviser. Similarly, the Portfolios may indirectly benefit from information made available as a result of transactions for such clients.

         Purchases and sales of bonds and money market instruments will usually be principal transactions and will normally be purchased directly from the issuer or from the underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from the underwriters will include the underwriting commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, the Portfolios will deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees will be incurred in connection with futures transactions, and the Portfolios will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

         Each of the advisers may follow a policy of considering the sale of shares of the Series Trust a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

         The investment advisers' policies with respect to brokerage are and will be reviewed by the Board of Trustees periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated. Because the purchase and sale of bonds is a principal transaction there are no brokerage commissions to report.

BROKERAGE COMMISSIONS

The following chart lists the total brokerage commissions paid by each Portfolio during the last three years and the total amount paid to brokers providing research services and the total commission amount paid to such broker for the year ended December 31, 1997. Also provided is the dollar amount and percentage of brokerage commissions paid to [affiliated] brokerage firms which provided research services:

                                                                                     Total Portfolios
 PORTFOLIOS                                                                          Transactions
                                                                                     associated with
                                                                                     Brokers Providing
                                                                                     Research Services  Commission paid to
                                                  1997        1996        1995           in 1997        such Brokers in 1997
                                                  ----        ----        ----        -----------------  --------------------
 U.S. Government Securities Portfolio             $      0    $       0   $      0     $        0         $     0
 Social Awareness Stock Portfolio                 $ 12,571    $   5,203   $ 14,657     $3,518,000         $ 4,074
 Utilities Portfolio                              $ 38,325    $  26,559   $ 20,686     $        0         $     0
 Zero Coupon Bond Fund Portfolio (Series 1998)    $      0    $       0   $      0     $        0         $     0
 Zero Coupon Bond Fund Portfolio (Series 2000)    $      0    $       0   $      0     $        0         $     0
 Zero Coupon Bond Fund Portfolio (Series 2005)    $      0    $       0  $      0     $        0         $     0
 Travelers Quality Bond Portfolio                 $      0    $   8,148   $     *      $        0         $     0
 Convertible Bond Portfolio                       $     *     $     *     $     *      $       *          $  *
 Lazard International Stock Portfolio             $ 34,727    $   3,680   $     *      $2,606,000         $ 7,479
 MFS Emerging Growth Portfolio                    $ 97,918    $  10,326   $     *      $        0         $     0
 MFS Mid Cap Growth Portfolio                     $     *     $     *     $     *      $       *          $   *
 MFS Research Portfolio                           $     *     $     *     $     *      $       *          $   *
 Federated High Yield Portfolio                   $      0    $     *     $     *      $        0         $     0
 Federated Stock Portfolio                        $ 19,307    $   3,416   $     *      $6,248,860         $ 9,339
 Large Cap Portfolio                              $  4,263    $   2,620   $     *      $1,633,584         $ 1,679
 Equity Income Portfolio                          $ 10,045    $   1,653   $     *      $5,078,458         $ 4,770
 Disciplined Mid Cap Stock Portfolio              $ 12,415    $     *     $     *      $7,973,340         $11,000
 Disciplined Small Cap Stock Portfolio            $     *     $     *     $     *      $       *          $     *
 Strategic Stock Portfolio                        $     *     $     *     $     *      $       *          $     *
 NWQ Large Cap Portfolio                          $     *     $     *     $     *      $       *          $     *
 Jurika & Voyles Core Equity Portfolio            $     *     $     *     $     *      $       *          $     *

* The Portfolios were not available in those years.

No formula was used in placing such transactions, and no specific amount of transactions was allocated for research services. Brokerage business placed with brokers affiliated with any of the Advisers during 1997 follows:

BROKERAGE BUSINESS PLACED WITH AFFILIATED BROKERS
-------------------------------------------------
                                                                                                     % of Portfolio's Aggregate
                                                                                                     Dollar amount of Transaction
Affiliated Broker                    $ Amount of Commission Paid     % of Total Commission Paid      Involving Commission
-----------------                    ---------------------------     --------------------------      ----------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
--------------------------------
Smith Barney Inc.                           $    60.00                     0.5%                             0.4%

UTILITIES PORTFOLIO
-------------------
Smith Barney Inc.                           $   840.00                    2.20%                            3.37%

MFS EMERGING GROWTH PORTFOLIO
-----------------------------
Smith Barney Inc.                           $    12.00                    0.01%                            0.01%

FEDERATED STOCK PORTFOLIO
-------------------------
Smith Barney Inc.                           $    50.00                    0.26%                            0.18%

LARGE CAP PORTFOLIO
-------------------
Fidelity Brokerage Services                 $   482.00                   11.32%                            8.00%
Salomon Brothers Inc.                       $    30.00                    0.70%                            0.10%

EQUITY INCOME PORTFOLIO
-----------------------
Fidelity Brokerage Services                 $ 1,133.00                   11.29%                           10.22%
Salomon Brothers Inc.                       $   195.00                    1.94%                            0.76%

DISCIPLINED MID CAP STOCK PORTFOLIO
-----------------------------------
Smith Barney                                 $  251.00                     2.0%                             .16%

Robinson Humphrey                            $  55.00                       .4%                             .22%


                              FUND ADMINISTRATION

         The Series Trust, on behalf of all of the Portfolios, (except the Large Cap Portfolio and the Equity Income Portfolio) entered into an Administrative Services Agreement during 1996, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the Portfolios at an annualized rate of .06% of the daily net assets of the Portfolios. The Travelers Insurance Company at its expense may appoint a sub-administrator to perform these services. the sub-administrator may be affiliated with The Travelers Insurance Company. Mutual Management Corp. ("MMC"), an affiliate of Travelers Insurance, has been appointed to serve in this capacity.

The administrative fees paid to MMC by each of the Portfolios during the last two fiscal years were:

              PORTFOLIOS                                                 1997                    1996
              ----------                                                 ----                    ----
              U.S. Government Securities Portfolio                       $   17,467            $  24,429
              Social Awareness Stock Portfolio                           $    9,600            $  23,155
              Utilities Portfolio                                        $    9,580            $  23,970
              Zero Coupon Bond Fund Portfolio (Series 1998)              $      813            $       0
              Zero Coupon Bond Fund Portfolio (Series 2000)              $      999            $       0
              Zero Coupon Bond Fund Portfolio (Series 2005)              $    1,243            $       0
              Travelers Quality Bond Portfolio                           $    3,860            $   1,043
              Convertible Bond Portfolio                                 $     *               $    *
              Lazard International Stock Portfolio                       $    4,730            $   1,031
              MFS Emerging Growth Portfolio                              $   22,991            $   1,253
              MFS Mid Cap Growth Portfolio                               $      *              $    *
              MFS Research Portfolio                                     $      *              $    *
              Federated High Yield Portfolio                             $    4,637            $   1,057
              Federated Stock Portfolio                                  $    4,424            $     662
              Disciplined Mid Cap Stock Portfolio                        $    1,907            $    *
              Disciplined Small Cap Stock Portfolio                      $     *               $    *
              Strategic Stock Portfolio                                  $     *               $    *
              NWQ Large Cap Portfolio                                    $     *               $    *
              Jurika & Voyles Core Equity Portfolio                      $     *               $    *
                                                                         $     *               $    *

*  The Portfolios were not available in those years.

         The Series Trust, on behalf of the Large Cap Portfolio and Equity Income Portfolio entered into a Service Agent Agreement with Fidelity Service Company to provide pricing and bookkeeping services to the two Portfolios at an annualized rate of .06% of the daily net assets of the Portfolios under $500 million, and .03% over $500 million. There is a minimum total annual fee of $60,000 per Portfolio. For the period ended December 31, 1996 and the year ended December 31, 1997, the fund administration fees for Large Cap were $20,052 and $60,002, respectively and for Equity Income, #20,052 and $60,008, respectively.

                             ADDITIONAL INFORMATION

         On May 1, 1998, the Travelers Insurance Company and its affiliates owned 100% of the Series Trust's outstanding shares. The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is indirectly owned, through a wholly owned subsidiary, by Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183, telephone number 860-277-0111.

         First Data Investor Services Group, Inc., 53 State Street, Boston, MA, 02109 act as transfer agent and dividend disbursing agent for all of the Portfolios except Large Cap and Equity Income, for which Fidelity Investment Institutional Operations Company ("FIIOC"), 82 Devonshire Street, Boston, MA 02109 acts as transfer agent and dividend disbursing agent.

         PNC Bank NA, 200 Stevens Drive, Lester, PA, 19113 and Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, NY 11201 acts as the custodians of all securities and cash of all the Portfolios (except Lazard, Large Cap and Equity Income Portfolios). For the Large Cap and Equity Income Portfolios, Brown Brothers Harriman and Co. serves as the custodian. For Lazard International Stock Portfolio, the custodian is Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York 11245.

         KPMG Peat Marwick LLP, 345 Park Avenue, New York, NY 10154 are the independent auditors for all the Portfolios (except the Large Cap and Equity Income Portfolios). The financial statements for the Portfolios have been examined and audited by KPMG Peat Marwick LLP for the fiscal year ending December 31, 1997.

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, are the auditors for Large Cap and Equity Income Portfolios. The financial statements for these two portfolios have been audited by Price Waterhouse LLP, as indicated in their reports thereon, and are included in the Trust's Annual Report which is incorporated herein by reference, in reliance upon the authority of said firm as experts in accounting and auditing.

         Except as otherwise stated in its prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Series Trust's prospectus, this SAI or any supplemental sales literature issued by the Series Trust, and no person is entitled to rely on any information or representation not contained therein.

         The Series Trust's prospectus and this SAI omit certain information contained in the Series Trust's registration statement filed with the Securities and Exchange Commission which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the Rules and Regulations promulgated by the Commission.

                                    APPENDIX

COMMERCIAL PAPER RATINGS

         The Portfolio's investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation (S&P) or Prime-1 by Moody's Investors Service, Inc. (Moody's). These ratings and other money market instruments are described as follows.

         Commercial paper rated A-1 by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

                    STATEMENT OF ADDITIONAL INFORMATION

                                    FOR

                         THE TRAVELERS SERIES TRUST

                    U.S. GOVERNMENT SECURITIES PORTFOLIO

                      SOCIAL AWARENESS STOCK PORTFOLIO

                            UTILITIES PORTFOLIO

                      ZERO COUPON BOND FUND PORTFOLIOS

                         (SERIES 1998, 2000, 2005)

                      TRAVELERS QUALITY BOND PORTFOLIO

                         CONVERTIBLE BOND PORTFOLIO

                    LAZARD INTERNATIONAL STOCK PORTFOLIO

                       MFS EMERGING GROWTH PORTFOLIO

                        MFS MID CAP GROWTH PORTFOLIO

                           MFS RESEARCH PORTFOLIO

                       FEDERATED HIGH YIELD PORTFOLIO

                         FEDERATED STOCK PORTFOLIO

                            LARGE CAP PORTFOLIO

                          EQUITY INCOME PORTFOLIO

                    DISCIPLINED MID CAP STOCK PORTFOLIO

                   DISCIPLINED SMALL CAP STOCK PORTFOLIO

                         STRATEGIC STOCK PORTFOLIO

                          NWQ LARGE CAP PORTFOLIO

                   JURIKA & VOYLES CORE EQUITY PORTFOLIO






L-11788S-A                                                    TIC Ed, 5-98
                                                              Printed in U.S.A.

                                   PART C

                             OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

(a) The financial statements of the Registrant and the Report of Independent Accountants are contained in the applicable Fund's Annual Report which is incorporated in the Statement of Additional
     Information by reference. The Registrant's financial statements for the period ended December 31, 1997 include:

         U.S. GOVERNMENT SECURITIES PORTFOLIO
         SOCIAL AWARENESS STOCK PORTFOLIO
         UTILITIES PORTFOLIO
         ZERO COUPON BOND FUND PORTFOLIOS - SERIES 1998, 2000 and 2005 MFS EMERGING GROWTH PORTFOLIO
         FEDERATED HIGH YIELD PORTFOLIO
         FEDERATED STOCK PORTFOLIO
         LAZARD INTERNATIONAL STOCK PORTFOLIO
         TRAVELERS QUALITY BOND PORTFOLIO
         LARGE CAP PORTFOLIO
         EQUITY INCOME PORTFOLIO
         DISCIPLINED MID-CAP STOCK PORTFOLIO

         Statements of Assets and Liabilities as of December 31, 1997 Statements of Operations for the applicable period ended December 31,
          1997
         Statements of Changes in Net Assets for the applicable periods ended
          December 31, 1997 and 1996
         Statements of Investments as of December 31, 1997
         Notes to Financial Statements

     There are no financial statements for the following Portfolios as there were no assets in the Portfolios or the Portfolios were not available as of year ended December 31, 1997:

         MFS Mid Cap Stock Portfolio
         MFS Research Portfolio
         NWQ Large Cap Portfolio
         Jurika & Voyles Core Equity Portfolio
         Disciplined Small Cap Portfolio
         Strategic Stock Portfolio
         Convertible Bond Portfolio

 (b)  Exhibits

   1. Agreement and Declaration of Trust. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on April 3, 1996.)

   2. By-Laws. (Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed April 3, 1996.)

   5(a). Investment Advisory Agreement between the U.S. Government Securities Portfolio and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed April 3, 1996.)

   5(b). Investment Advisory Agreement between the Social Awareness Stock Portfolio and Mutual Management Corp. (formerly known as Smith Barney Mutual Fund Management Inc.). (Incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on April 25, 1995.)

   5(c). Investment Advisory Agreement between the Utilities Portfolio and Mutual Management Corp. (formerly known as Smith Barney Mutual Fund Management Inc.). (Incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on April 25, 1995.)

   5(d). Investment Advisory Agreement between the Zero Coupon Bond Fund Portfolios of The Trust and Travelers Asset Management
          International Corporation.   (Incorporated herein by reference to
          Exhibit 5(d) to Post-Effective Amendment No. 12 to the Registration Statement on N-1A filed on June 2, 1995.)

   5(e). Investment Advisory Agreement between MFS Emerging Growth Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(f). Investment Advisory Agreement between Federated High Yield Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(g). Investment Advisory Agreement between Federated Stock Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(h). Investment Advisory Agreement between Lazard International Stock Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(i). Investment Advisory Agreement between Large Cap Portfolio of the Registrant and Travelers Asset Management International
          Corporation. (Incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(j). Investment Advisory Agreement between Equity Income Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(k). Investment Advisory Agreement between Travelers Quality Bond Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(k) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(l). Sub-Advisory Agreement between Travelers Asset Management International Corporation and Massachusetts Financial Services Company as Subadviser to MFS Emerging Growth Portfolio.
          (Incorporated herein by reference to Exhibit 5(l) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(m). Sub-Advisory Agreement between Travelers Asset Management International Corporation and Federated Investment Counseling as Subadviser to Federated High Yield Portfolio. Incorporated herein by reference to Exhibit 5(m) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(n). Sub-Advisory Agreement between Travelers Asset Management International Corporation and Federated Investment Counseling as Subadviser to Federated Stock Portfolio. (Incorporated herein by reference to Exhibit 5(n) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(o). Sub-Advisory Agreement between Travelers Asset Management International Corporation and Lazard Freres Asset Management as Subadviser to Lazard International Stock Portfolio. (Incorporated herein by reference to Exhibit 5(o) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(p). Sub-Advisory Agreement between Travelers Asset Management International Corporation and Fidelity Management & Research Company as Subadviser to Equity Income Portfolio and Large Cap Portfolio. (Incorporated herein by reference to Exhibit 5(p) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(q). Sub-Subadvisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc.
          (Incorporated herein by reference to Exhibit 5(q) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(r). Sub-Subadvisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. (Incorporated herein by reference to Exhibit 5(r) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   5(s). Investment Advisory Agreement between The Mid Cap Disciplined Equity Fund of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(s) to Post-Effective Amendment No. 17 to the Registration Statement on N-1A filed on October 31, 1996.)

   5(t). Sub-Advisory Agreement between Travelers Asset Management International Corporation and The Travelers Investment Management Company, as Subadviser to the Mid-Cap Disciplined Equity Fund. (Incorporated herein by reference to Exhibit 5(t) to Post-Effective Amendment No. 17 to the Registration Statement on N-1A filed on October 31, 1996.)

   5(u). Investment Advisory Agreement between Travelers Asset Management International Corporation and the MFS Mid Cap Growth Portfolio of the Registrant. (Incorporated herein by reference to Exhibit 5(u) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on October 27, 1997.)

   5(v). Sub-Advisory Agreement between Travelers Asset Management International Corporation and Massachusetts Financial Services Corporation, as Subadviser for MFS Mid Cap Growth Portfolio. (Incorporated herein by reference to Exhibit 5(v) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on October 27, 1997.)

   5(w). Investment Advisory Agreement between Travelers Asset Management International Corporation and the MFS Research Portfolio of the Registrant. (Incorporated herein by reference to Exhibit 5(w) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on October 27, 1997.)

   5(x). Sub-Advisory Agreement between Travelers Asset Management International Corporation and Massachusetts Financial Service Corporation, as Subadviser for MFS Research Portfolio.
          (Incorporated herein by reference to Exhibit 5(x) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on October 27, 1997.)

   5(y). Form of Investment Advisory Agreement between Travelers Asset Management International Corporation and the NWQ Large Cap Portfolio of the Registrant.

   5(z). Form of Sub-Advisory Agreement between Travelers Asset Management International Corporation and NWQ Investment Management Company, as Subadviser for the NWQ Large Cap Portfolio.

   5(aa). Form of Investment Advisory Agreement between Travelers Asset
          Management International Corporation and the Jurika & Voyles Core Equity Portfolio of the Registrant.

   5(bb). Form of Sub-Advisory Agreement between Travelers Asset
          Management International Corporation and Jurika & Voyles Fund Group, as Subadviser for the Jurika & Voyles All Cap Portfolio.

   5(cc). Form of Investment Advisory Agreement between Travelers Asset
          Management International Corporation and the Disciplined Small Cap Stock Portfolio of the Registrant.

   5(dd). Form of Sub-Advisory Agreement between Travelers Asset
          Management International Corporation and The Travelers Investment Management Company, as Subadviser for the Disciplined Small Cap Stock Portfolio.

   5(ee). Form of Investment Advisory Agreement between Travelers Asset
          Management International Corporation and the Strategic Stock Portfolio of the Registrant.

   5(ff). Form of Sub-Advisory Agreement between Travelers Asset
          Management International Corporation and Travelers Investment Adviser, as Subadviser for the Strategic Stock Portfolio.

   5(gg). Form of Investment Advisory Agreement between Travelers Asset
          Management International Corporation and the Convertible Bond Portfolio of the Registrant.

   8(a).  Custody Agreement between the Registrant and Chase Manhattan Bank,
          N.A., Brooklyn, New York.   (Incorporated herein by reference to
          Exhibit 8(a) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed on April 21, 1997.)

   8(b).  Custody Agreement between the Registrant and PNC Bank.
          (Incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   8(c). Custody Agreement between the Registrant and Bank of New York. (Incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   8(d). Form of Subcustody Agreement between Morgan Stanley Trust Company and Subcustodians.

   8(e). Custody Agreement between the Registrant and Brown Brothers Harriman & Co. (Incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

   9(a). Transfer and Recordkeeping Agreement between the Registrant and The Travelers Insurance Company. (Incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed April 3, 1996.)

   9(b). Amendment to Transfer and Recordkeeping Agreement between the Registrant and The Travelers Insurance Company. (Incorporated herein by reference to Exhibit 9(b) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on July 31, 1996.)

   9(c). Transfer Agent Agreement between Fidelity Investments Institutional Operations Company and the Equity Income Portfolio and Large Cap Portfolio of the Registrant. Incorporated herein by reference to
          Exhibit 9(c) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on July 31, 1996.)

   9(d). Administrative Services Agreement between the Registrant and The Travelers Insurance Company. (Incorporated herein by reference to Exhibit 9(d) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on July 31, 1996.)

          Amendments No. 1, 2, 3 and 4 to the Administrative Services Agreement between the Registrant and The Travelers Insurance Company. (Incorporated herein by reference to Exhibit 9(d) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed on February 12, 1998.)

   9(e). Service Agent Agreement between Fidelity Service Company and the Equity Income Portfolio and Large Cap Portfolio of the Registrant. (Incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on July 31, 1996.)

   9(f). Participation Agreement between the Registrant and The Travelers Insurance Company. (Incorporated herein by reference to Exhibit 9(f) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed on April 21, 1997.)

   9(g) Form of Transfer Agency and Registrar Agreement between the Trust and First Data Investor Services Group, Inc.

   10. Opinion and Consent of Counsel. (Incorporated herein by reference to the Registrant's most recent Rule 24f-2 Notice filing on March 25, 1998.)

   11(A). Consent of Coopers & Lybrand L.L.P., Independent Accountants.
          Consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants. Consent of Price Waterhouse LLP, Independent Accountants.

   11(b). Powers of Attorney authorizing Ernest J. Wright, Secretary or
          Kathleen A. McGah, Assistant Secretary as signatory for Heath B. McLendon, Knight Edwards, Robert E. McGill III, Lewis Mandell, Frances M. Hawk and Ian R. Stuart. (Incorporated herein by reference to Exhibit 11(b) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed April 3, 1996.)

        Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Lewis E. Daidone. (incorporated herein by reference to Exhibit 11 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed on February 24, 1997.)

   27.  Financial Data Schedule.

Item 25.  Persons Controlled By or Under Common Control With the Registrant

Not Applicable.

Item 26.  Number of Holders of Securities

                                   Number of Record Holders
Title of Class                     as of February 1, 1998
--------------                     ----------------------
Shares of beneficial interest,              Eleven (11)
without par value

Item 27.  Indemnification

Provisions for the indemnification of the Series Trust's Trustees and officers are contained in and are incorporated by reference to the Series Trust's Declaration of Trust, which was filed with Post-Effective
Amendment No. 13 to this Registration Statement as Exhibit 1.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Advisers

U.S. GOVERNMENT SECURITIES PORTFOLIO
ZERO COUPON BOND PORTFOLIOS (SERIES 1998, 2000, 2005)
LARGE CAP PORTFOLIO
EQUITY INCOME PORTFOLIO
TRAVELERS QUALITY BOND PORTFOLIO
LAZARD INTERNATIONAL STOCK PORTFOLIO
MFS EMERGING GROWTH PORTFOLIO
MFS MID CAP GROWTH PORTFOLIO
MFS RESEARCH PORTFOLIO
FEDERATED HIGH YIELD PORTFOLIO
FEDERATED STOCK PORTFOLIO
DISCIPLINED MID CAP STOCK PORTFOLIO
DISCIPLINED SMALL CAP STOCK PORTFOLIO
NWQ LARGE CAP PORTFOLIO
JURIKA & VOYLES ALL CAP PORTFOLIO
STRATEGIC STOCK PORTFOLIO
CONVERTIBLE BOND PORTFOLIO

Officers and Directors of Travelers Asset Management International Corporation (TAMIC), the Investment Adviser for the above Portfolios of The Travelers Series Trust, are set forth in the following table:

Name                          Position with TAMIC              Other Business
----                          -------------------              --------------
Marc P. Weill                 Director and Chairman            Senior Vice President **
                                                                  Chief Investment Officer
David A. Tyson                Director, President and          Senior Vice President *
                                 Chief Investment Officer
Joseph E. Rueli, Jr.          Director, Senior Vice President  Vice President*
                                 and Chief Financial Officer
F. Denney Voss                Director and Senior Vice         Senior Vice President*
                                 President
John R. Britt                 Director and Secretary           Assistant Secretary *
Harvey Eisen                  Senior Vice President            Senior Vice President*
Joseph M. Mullally            Senior Vice President            Vice President*
David Amaral                  Vice President                   Assistant Director*
John R. Calcagni              Vice President                   Second Vice President*
Gene Collins                  Vice President                   Vice President*
John F. Green                 Vice President                   Second Vice President*
Thomas Hajdukiewicz           Vice President                   Vice President*
Edward Hinchliffe III         Vice President and Cashier       Second Vice President and Cashier*
Richard E. John               Vice President                   Vice President*
Kathryn D. Karlic             Vice President                   Vice President*
David R. Miller               Vice President                   Vice President*
Emil J. Molinaro              Vice President                   Vice President*
Andrew Sanford                Vice President                   Investment Officer*
Charles H. Silverstein        Vice President                   Second Vice President*
Robert Simmons                Vice President                   Assistant Investment Officer*

Name                          Position with TAMIC              Other Business
----                          -------------------              --------------
Jordan M. Stitzer             Vice President                   Vice President*
Joel Strauch                  Vice President                   Vice President*
William H. White              Treasurer                        Vice President and Treasurer *
Charles B. Chamberlain        Assistant Treasurer              Assistant Treasurer *
George M. Quaggin, Jr.        Assistant Treasurer              Assistant Treasurer *
Marla A. Berman               Assistant Secretary              Assistant Secretary**
Andrew Feldman                Assistant Secretary              Senior Counsel*
Millie Kim                    Assistant Secretary              Senior Counsel*
Patricia A. Uzzel             Compliance Officer               Assistant Director*
Frank J. Fazzina              Controller                       Director *

* Positions are held with The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183.
**   Positions are held with Travelers Group Inc. , 388 Greenwich Street,
     New York, N.Y. 10013.

SOCIAL AWARENESS STOCK PORTFOLIO
UTILITIES PORTFOLIO

Officers and Directors of Mutual Management Corp. (MMC), the Investment Adviser for the Social Awareness Stock Portfolio and Utilities Portfolio of the Series Trust, are set forth in the following table:


Name                          Position with MMC*                Other Business
----                          ------------------                --------------

Heath B. McLendon             Director, President and           Managing Director of Smith
                              Chief Executive Officer           Barney; Director of certain investment
                                                                companies sponsored by Smith Barney;
                                                                Director, President and Chief Executive
                                                                Officer of Travelers Investment Adviser,
                                                                Inc. ("TIA")

Lewis E. Daidone              Director and Senior               Managing Director of Smith
                              Vice President                    Barney, Senior Vice President and
                                                                Treasurer of certain investment companies
                                                                sponsored by Smith Barney; Director and
                                                                Senior Vice President of TIA.

A. George Saks                Director                          Managing Director and Special
                                                                Counsel of Smith Barney.

Bruce D. Sargent              Vice President                    Managing Director of Smith Barney; Vice
                                                                President and Director of certain
                                                                investment companies sponsored by Smith
                                                                Barney.

Michael J. Day                Treasurer                         Managing Director of Smith
                                                                Barney.

Christina T. Sydor            General Counsel and               Managing Director of Smith
                              Secretary                         Barney and Secretary of certain
                                                                investment companies sponsored by Smith
                                                                Barney; General Counsel and Secretary of
                                                                TIA.

Virgil Cumming                Chief Investment Officer          Managing Director of
                                                                Smith Barney; Chief Investment
                                                                Officer of TIA

Audrey C. Pappas-Wragg        Chief Compliance Officer          Vice President of Smith Barney; Chief
                                                                Compliance Officer of TIA.

* Address:  388 Greenwich Street, New York, N.Y. 10013

Executive Officers and Directors of Massachusetts Financial Services Company, the Sub-Adviser to MFS Emerging Growth Portfolio, MFS Mid Cap Growth Portfolio, MFS Research Portfolio of the Registrant, are set forth in the following table:


                               Position with MFS
Name                           Financial Services Co.                Other Business
----                           ----------------------                --------------

Jeffrey L. Shames              Director and President                   -
Arnold D. Scott                Director, Senior Executive               -
                                  Vice President and Secretary

Donald A. Stewart              Director                              President and Director
                                                                     Sun Life Assurance Company
                                                                     of Canada

John D. McNeil                 Director                              Chairman
                                                                     Sun Life Assurance Company
                                                                     of Canada

Bruce C. Avery                 Executive Vice President                 -
John W. Ballen                 Executive Vice President                 -
Thomas J. Cashman, Jr.         Executive Vice President                 -
Joseph W. Dello Russo          Executive Vice President, Chief          Director of Mutual Fund
                                 Financial Officer and Treasurer        Operations, The Boston
                                                                        Company

William S. Harris              Executive Vice President                 -
Kevin R. Parke                 Executive Vice President                 -
William W. Scott, Jr.          Executive Vice President                 -
Patricia A. Zlotin             Executive Vice President                 -
Stephen E. Cavan               Senior Vice President, General           -
                                 Counsel and Assistant Secretary        -

Robert T. Burns                Vice President, Associate General        -
                                 Counsel and Assistant Secretary        -

Thomas B. Hastings             Vice President and Assistant Treasurer   -

Lazard Freres & Co. LLC, serves as the investment subadviser to the Lazard International Stock Portfolio. Lazard Freres is a limited liability company, an organization for which its management is provided by General Members. Lazard Asset Management is a division of Lazard Freres & Co. LLC.

                                    Position with Lazard
Name                                Freres & Co. LLC                    Other Business
----                                ----------------                    --------------

Eileen D. Alexanderson              General Member                              -
William R. Araskog                  General Member                              -
Frederick H. Batrus                 General Member                              -
Patrick J. Callahan, Jr.            General Member                              -
Michel A. David-Weill               General Member                              -
John V. Doyle                       General Member                              -
Thomas F. Dunn                      General Member                              -
Norman Eig                          General Member                              -
Richard P. Emerson                  General Member                              -
Peter R. Ezersky                    General Member                              -
Jonathan F. Foster                  General Member                              -
Robert P. Freeman                   General Member                              -
Albert H. Garner                    General Member                              -
James S. Gold                       General Member                              -
Jeffrey A. Golman                   General Member                              -
Steven J. Golub                     General Member                              -
Herbert W. Gullquist                General Member                              -
Thomas R. Haack                     General Member                              -
Ira O. Handler                      General Member                              -
Melvin L. Heineman                  General Member                              -
Robert E. Hougie                    General Member                              -
Kenneth M. Jacobs                   General Member                              -
Jonathan H. Kagan                   General Member                              -
James L. Kempner                    General Member                              -
Larry A. Kohn                       General Member                              -
Sandra A. Lamb                      General Member                              -
Edgar D. Lagaspi                    General Member                              -
David C. Lee                        General Member                              -
Michael S. Liss                     General Member                              -
William R. Loomis, Jr.              General Member                              -
Jesse R. Lovejoy                    General Member                              -
Matthew J. Lustig                   General Member                              -
Thomas F. Lynch                     General Member                              -
Mark T. McMaster                    General Member                              -
Anthony E. Meyer                    General Member                              -
Damon Mezzacappa                    General Member                              -
Robert P. Morgenthau                General Member                              -
Steven J. Niemczyk                  General Member                              -
Hamish W. M. Norton                 General Member                              -
James A. Paduano                    General Member                              -
Adam P. Panten                      General Member                              -
Louis Perlmutter                    General Member                              -
Russell E. Planitzer                General Member                              -
Lester Pollack                      General Member                              -
Michael J. Price                    General Member                              -
Steven L. Rattner                   General Member                              -
John R. Reinsberg                   General Member                              -
Louis G. Rice                       General Member                              -
Luis E. Rinaldini                   General Member                              -

                                    Position with Lazard
Name                                Freres & Co. LLC                    Other Business
----                                ----------------                    --------------
Bruno M. Roger                      General Member                              -
Michael S. Rome                     General Member                              -
Gerald Rosenfeld                    General Member                              -
Stephen H. Sands                    General Member                              -
Gary S. Shedlin                     General Member                              -
Arthur P. Soloman                   General Member                              -
Michael B. Solomon                  General Member                              -
David L. Tashjian                   General Member                              -
Joseph M. Thomas                    General Member                              -
Michael P. Trigubaff                General Member                              -
Donald A. Wagner                    General Member                              -
John B. Ward                        General Member                              -
Ali E. Wambold                      General Member                              -
Michael A. Weinstock                General Member                              -
Kendrick R. Wilson, III             General Member                              -
Alexander E. Zagoreos               General Member                              -
Lazard Groupement d'Interet Economique
Lazard Partners L.P.

Executive Officers and Directors of Federated Investment Counseling, the Sub-Adviser to Federated Stock Portfolio and Federated High Yield
Portfolio of the Registrant, are set forth in the following table:

                                    Position with Federated
Name                                Investment Counseling               Other Business
----                                ---------------------               --------------

John F. Donahue                     Trustee                                     -
J. Christopher Donahue              Trustee                                     -
John W. McGonigle                   Trustee                                     -
Mark D. Olsen                       Trustee                                     -
John B. Fisher                      President                                   -
William D. Dawson, III              Executive Vice President                    -
Henry A. Frantzen                   Executive Vice President                    -
J. Thomas Madden                    Executive Vice President                    -
Joseph M. Balestrino                Senior Vice President                       -
Drew J. Collins                     Senior Vice President                       -
Jonathan C. Conley                  Senior Vice President                       -
Deborah A. Cuningham                Senior Vice President                       -
Mark E. Durbiano                    Senior Vice President                       -
Sandra L. McInerney                 Senior Vice President                       -
J. Alan Minteer                     Senior Vice President                       -
Susan M. Nason                      Senior Vice President                       -
Mary Jo Ochson                      Senior Vice President                       -
Robert J. Ostrowski                 Senior Vice President                       -
Charles A. Ritter                   Senior Vice President                       -
J. Scott Albrecht                   Vice President                              -
Todd A. Abraham                     Vice President                              -
Randall S. Baurer                   Vice President                              -
David A. Briggs                     Vice President                              -
Michael W. Casey                    Vice President                              -
Kenneth J. Cody                     Vice President                              -
Alexandre de Bethmann               Vice President                              -
Michael P. Donnelly                 Vice President                              -
Linda A. Duessel                    Vice President                              -
Donald T. Ellenberger               Vice President                              -
Kathleen M. Foody-Malus             Vice President                              -
Thomas M. Franks                    Vice President                              -
Edward C. Gonzales                  Vice President                              -
James E. Grefenstette               Vice President                              -
Susan R. Hill                       Vice President                              -
Stephen A. Keen                     Vice President and Secretary                -
Robert K. Kinsey                    Vice President                              -
Robert M. Kowit                     Vice President                              -
Jeff A. Kozemchak                   Vice President                              -
Steven J. Lehman                    Vice President                              -
Marian R. Marinack                  Vice President                              -
Scott B. Schermerhorn               Vice President                              -
Frank Semack                        Vice President                              -


                                    Position with Federated
Name                                Investment Counseling               Other Business
----                                ---------------------               --------------
Aash M. Shah                        Vice President                              -
Christopher J. Smith                Vice President                              -
William F. Stotz                    Vice President                              -
Tracy P. Stouffer                   Vice President                              -
Edward J. Tiedge                    Vice President                              -
Paige M. Wilhelm                    Vice President                              -
Jolanta M. Wysocka                  Vice President                              -
Stefanie L. Bachhuber               Assistant Vice President                    -
Arthur J. Barry                     Assistant Vice President                    -
Robert E. Cauley                    Assistant Vice President                    -
Lee Cunningham                      Assistant Vice President                    -
Paul Drotch                         Assistant Vice President                    -
Salvatore A. Esposito               Assistant Vice President                    -
Donna M. Fabiano                    Assistant Vice President                    -
John T. Gentry                      Assistant Vice President                    -
William R. Jamison                  Assistant Vice President                    -
Constantine Kartsonas               Assistant Vice President                    -
Natalie Metz                        Assistant Vice President                    -
Joseph M. Natoli                    Assistant Vice President                    -
Keith J. Sabol                      Assistant Vice President                    -
John Sheehy                         Assistant Vice President                    -
Michael W. Sirianni                 Assistant Vice President                    -
Gregg S. Tenser                     Assistant Vice President                    -
Leo Vila                            Assistant Vice President                    -
Lori Wolff                          Assistant Vice President                    -
Thomas R. Donahue                   Treasurer and Assistant Secretary           -
Richard B. Fisher                   Assistant Treasurer                         -
Christine I. McGonigle              Assistant Secretary                         -

Executive Officers and Directors of Fidelity Management & Research Company, the Sub-Adviser to Equity Income Portfolio and Large Cap Portfolio of the Registrant, are set forth in the following table:


                                    Position with Fidelity
Name                                Management & Research               Other Business
----                                ---------------------               --------------

Edward C. Johnson 3d                Director, Chairman of the Board             -
Peter S. Lynch                      Director, Vice Chairman of the Board        -
Robert C. Pozen                     Director and President                      -
Fred Henning, Jr.                   Senior Vice President                       -
Dwight D. Churchill                 Senior Vice President                       -
William Danoff                      Senior Vice President                       -
Richard B. Fentin                   Senior Vice President                       -
Boyce Greer                         Senior Vice President                       -
Richard Haberman                    Senior Vice President                       -
Fred Henning, Jr.                   Senior Vice President                       -
Abigail P. Johnson                  Senior Vice President                       -
Eric Roiter                         Vice President, General Counsel
                                         and Clerk                              -
Richard A. Spillane                 Senior Vice President                       -
Robert E. Stansky                   Senior Vice President                       -
Beth F. Terrana                     Senior Vice President                       -
George A. Vanderheiden              Senior Vice President                       -
Steven Kaye                         Vice President                              -


DISCIPLINED MID CAP STOCK PORTFOLIO
DISCIPLINED SMALL CAP STOCK PORTFOLIO
STRATEGIC STOCK PORTFOLIO

Officers and Directors of The Travelers Investment Management Company (TIMCO), the Sub-Adviser to the Disciplined Mid Cap Stock Portfolio.the Disciplined Small Cap Stock Portfolio and the Strategic Stock Portfolio of the Registrant, are set forth in the following table:


Name                                Position with TIMCO               Other Business
----                                -------------------               --------------

Thomas W. Jones                     Director and Chairman             Vice Chairman
                                                                      Travelers Group Inc.*
                                                                      Chief Executive Officer
                                                                      Asset Management Div.
                                                                      Smith Barney Inc.

Sandip A. Bhagat                    Director, President and **        Not Applicable
                                       Chief Executive Officer

Virgil H. Cumming                   Director                          Managing Director
                                                                      Smith Barney Inc.*
                                                                      Chief Investment Officer
                                                                      Asset Management Div.
                                                                      Smith Barney Inc.

Heath B. McLendon                   Director                          Managing Director
                                                                      Smith Barney Inc.*

Jacob E. Hurwitz                    Senior Vice President**           Not Applicable

Emil J. Molinaro, Jr.               Vice President                    Vice President
                                                                      Travelers Group Inc.**

Daniel B. Willey                    Vice President **                 Not Applicable

Gloria G. Williams                  Vice President**                  Not Applicable

John W. Lau                         Assistant Vice President**        Not Applicable

Feng Zhang                          Assistant Vice President**        Not Applicable

Michael F. Rosenbaum                Corporate Secretary               General Counsel to
                                                                      Asset Management Div.
                                                                      Smith Barney Inc.*

Michael Day                         Treasurer                         Managing Director
                                                                      Smith Barney Inc.*

   *Address:  388 Greenwich Street, New York, New York 10013
  **Address:  One Tower Square, Hartford, Connecticut 01683

Officers and Directors of NWQ Investment Management Company, the
Sub-Adviser to the NQW Large Cap Portfolio of the Registrant, are set forth in the following table:


                                    Position with NWQ
Name                                Investment Management Co.           Other Business
----                                -------------------------           --------------

David A. Polak, CFA                 President and Director                      -
Edward C. Friedel, CFA              Managing Director and Director              -
James H. Galbreath, CFA             Managing Director and Director              -
Mary-Gene Slaven                    Managing Director
Michael C. Mendez, CIMA             Managing Director
Jon Bosse, CFA                      Managing Director
Phyliss G. Thomas, CFA              Managing Director
Thomas J. Laird, CFA                Managing Director

Officers and Directors of Jurika & Voyles L.P., the Sub-Adviser to the Jurika
& Voyles Core Equity Portfolio of the Registrant, are set forth in the following table:


                               Position with                          Other Business
Name                           Jurika & Voyles L.P.                   Jurika & Voyles, Inc.
----                           --------------------                   ---------------------
Bill Jurika                    President                              Director
Glenn Voyles                   Executive Vice President               Chairman
Karl Mills                     Executive Vice President               Director
Chris Bittman                  Senior Vice President                  Director
Jim Christensen                Senior Vice President                    --
Candace Tom                    Senior Vice President                    --
Guy Elliffe                    Vice President                           --
Peter Goetz                    Vice President                           --
Peter Voss                            --                              Director
Neal Ryland                           --                              Director

Item 29.  Principal Underwriter

Not Applicable.

Item 30.  Location of Accounts and Records

     (1) Mutual Management Corp.
         388 Greenwich Street
         New York,  NY  10013

     (2) Fidelity Investments Institutional Operations Company
         82 Devonshire Street
         Boston,  MA  02109

     (3) Fidelity Service Company
         82 Devonshire Street
         Boston,  MA  02109

     (4) Chase Manhattan Bank, N.A.
         Chase MetroTech Center
         Brooklyn,  NY

     (5) PNC Bank, N.A.
         200 Stevens Drive
         Lester,  PA  19113

     (6) Morgan Stanley Trust Company
         One Pierrepont Plaza
         Brooklyn,  NY  11201

     (7) Brown Brothers Harriman & Company
         40 Water Street
         Boston,  MA  02109

     (8) First Data Investor Services Group, Inc.
         53 State Street
         Boston, MA 02109

Item 31.  Management Services

Not Applicable.

Item 32.  Undertakings

The undersigned Registrant hereby undertakes to provide to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                              SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Travelers Series Trust, certifies that it meets all the requirements for effectiveness of this post-effective amendment to this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford, State of Connecticut, on April 23, 1998.

                         THE TRAVELERS SERIES TRUST
                         --------------------------
                                (Registrant)

                                   By: /s/*HEATH B. McLENDON
                                       ---------------------
                                          Heath B. McLendon
                                          Chairman, Board of Trustees

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this Registration Statement has been signed below by the following persons in the capacities indicated on April 23, 1998.

*HEATH B. McLENDON                 Chairman of the Board
------------------
(Heath B. McLendon)

*KNIGHT EDWARDS                    Trustee
---------------
(Knight Edwards)

*ROBERT E. McGILL, III             Trustee
----------------------
(Robert E. McGill, III)

*LEWIS MANDELL                     Trustee
--------------
(Lewis Mandell)

*FRANCES M. HAWK                   Trustee
----------------
(Frances M. Hawk)

*LEWIS E. DAIDONE                  Treasurer
-----------------
(Lewis E. Daidone)

*By:
     ----------------------------------
     Ernest J. Wright, Attorney-in-Fact
     Secretary, Board of Trustees

                                   EXHIBIT INDEX


Exhibit
 No.       Description                                                             Method of Filing
 ---       -----------                                                             ----------------
  1.       Agreement and Declaration of Trust.  (Incorporated herein
           by reference to Exhibit 1 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed April 3, 1996.)

  2. By-Laws. (Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 13 to the Registration
           Statement on Form N-1A, filed April 3, 1996.)

  5(a).    Investment Advisory Agreement between the U.S. Government
           Securities Portfolio and Travelers Asset Management International
           Corporation. (Incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 13 to the Registration Statement on
           Form N-1A, filed April 3, 1996.)

  5(b).    Investment Advisory Agreement between the Social Awareness
           Stock Portfolio and Mutual Management Corp. (formerly known as Smith Barney Mutual Fund Management Inc.). (Incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment
           No. 11 to the Registration Statement on Form N-1A filed on
           April 25, 1995.)

  5(c). Investment Advisory Agreement between the Utilities Portfolio and Mutual Management Corp. (formerly known as Smith Barney
           Mutual Fund Management Inc.). (Incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 11 to the
           Registration Statement on Form N-1A filed on April 25, 1995.)

  5(d).    Investment Advisory Agreement between the Zero Coupon Bond
           Fund Portfolios of The Trust and Travelers Asset Management
           International Corporation. (Incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 12 to the Registration
           Statement on Form N-1A filed on June 2, 1995.)

  5(e).    Investment Advisory Agreement between MFS Emerging Growth
           Portfolio of the Registrant and Travelers Asset Management
           International Corporation. (Incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 16 to the Registration
           Statement on N-1A filed on July 31, 1996.)

  5(f).    Investment Advisory Agreement between Federated High Yield
           Portfolio of the Registrant and Travelers Asset Management
           International Corporation. (Incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 16 to the Registration
           Statement on Form N-1A filed on July 31, 1996.)

  5(g). Investment Advisory Agreement between Federated Stock Portfolio of the Registrant and Travelers Asset Management International
           Corporation. (Incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on July 31, 1996.)


Exhibit
 No.       Description                                                             Method of Filing
 ---       -----------                                                             ----------------

  5(h).    Investment Advisory Agreement between Lazard International
           Stock Portfolio of the Registrant and Travelers Asset Management
           International Corporation. (Incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 16 to the Registration
           Statement on Form N-1A filed on July 31, 1996.)

  5(i). Investment Advisory Agreement between Large Cap Portfolio of the Registrant and Travelers Asset Management International
           Corporation. (Incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on July 31, 1996.)

  5(j). Investment Advisory Agreement between Equity Income Portfolio of the Registrant and Travelers Asset Management International
           Corporation. (Incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on July 31, 1996.)

  5(k).    Investment Advisory Agreement between Travelers Quality Bond
           Portfolio of the Registrant and Travelers Asset Management
           International Corporation. (Incorporated herein by reference to Exhibit 5(k) to Post-Effective Amendment No. 16 to the Registration
           Statement on Form N-1A filed on July 31, 1996.)

  5(l).    Sub-Advisory Agreement between Travelers Asset Management
           International Corporation and Massachusetts Financial Services
           Company as Subadviser to MFS Emerging Growth Portfolio.
           (Incorporated herein by reference to Exhibit 5(l) to Post-Effective
           Amendment No. 16 to the Registration Statement on Form N-1A filed on July 31, 1996.)

  5(m).    Sub-Advisory Agreement between Travelers Asset Management
           International Corporation and Federated Investment Counseling as Subadviser to Federated High Yield Portfolio. (Incorporated herein by reference to Exhibit 5(m) to Post-Effective Amendment
           No. 16 to the Registration Statement on Form N-1A filed on
           July 31, 1996.)

  5(n).    Sub-Advisory Agreement between Travelers Asset Management
           International Corporation and Federated Investment Counseling as
           Subadviser to Federated Stock Portfolio. (Incorporated herein by reference to Exhibit 5(n) to Post-Effective Amendment No. 16 to the
           Registration Statement on Form N-1A filed on July 31, 1996.)

  5(o).    Sub-Advisory Agreement between Travelers Asset Management
           International Corporation and Lazard Freres Asset Management as
           Subadviser to Lazard International Stock Portfolio. (Incorporated herein by reference to Exhibit 5(o) to Post-Effective Amendment
           No. 16 to the Registration Statement on Form N-1A filed on
           July 31, 1996.)


Exhibit
 No.       Description                                                             Method of Filing
 ---       -----------                                                             ----------------

  5(p).    Sub-Advisory Agreement between Travelers Asset Management
           International Corporation and Fidelity Management & Research
           Company as Subadviser to Equity Income Portfolio and Large Cap
           Portfolio. (Incorporated herein by reference to Exhibit 5(p) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on July 31, 1996.)

  5(q).    Sub-Subadvisory Agreement between Fidelity Management &
           Research Company and Fidelity Management & Research (U.K.)
           Inc.  (Incorporated herein by reference to Exhibit 5(q) to Post-
           Effective Amendment No. 16 to the Registration Statement on
           Form N-1A filed on July 31, 1996.)

  5(r).    Sub-Subadvisory Agreement between Fidelity Management &
           Research Company and Fidelity Management & Research
           (Far East) Inc. (Incorporated herein by reference to Exhibit 5(r) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on July 31, 1996.)

  5(s).    Investment Advisory Agreement between The Mid-Cap Disciplined
           Equity Fund of the Registrant and Travelers Asset Management
           International Corporation. (Incorporated herein by reference to Exhibit 5(s) to Post-Effective Amendment No. 17 to the Registration
           Statement on Form N-1A filed on October 31, 1996.)

  5(t).    Sub-Advisory Agreement between Travelers Asset Management
           International Corporation and The Travelers Investment
           Management Company, as Subadviser to the Mid-Cap Disciplined
           Equity Fund. (Incorporated herein by reference to Exhibit 5(t) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed on October 31, 1996.)

  5(u).    Investment Advisory Agreement between Travelers Asset
           Management International Corporation and the MFS Mid Cap
           Growth Portfolio of the Registrant. (Incorporated herein by reference to Exhibit 5(u) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on October 27, 1997.)

  5(v).    Sub-Advisory Agreement between Travelers Asset Management
           International Corporation and Massachusetts Financial Services
           Corporation, as Subadviser for MFS Mid Cap Growth Portfolio.
           (Incorporated herein by reference to Exhibit 5(v) to Post-Effective
           Amendment No. 21 to the Registration Statement on Form N-1A filed on October 27, 1997.)

  5(w).    Investment Advisory Agreement between Travelers Asset
           Management International Corporation and the MFS Research
           Portfolio of the Registrant. (Incorporated herein by reference to Exhibit 5(w) to Post-Effective Amendment No. 21 to the
           Registration Statement on Form N-1A filed on October 27, 1997.)


Exhibit
 No.       Description                                                             Method of Filing
 ---       -----------                                                             ----------------

  5(x).    Sub-Advisory Agreement between Travelers Asset Management
           International Corporation and Massachusetts Financial Service
           Corporation, as Subadviser for MFS Research Portfolio.
           (Incorporated herein by reference to Exhibit 5(x) to Post-Effective
           Amendment No. 21 to the Registration Statement on Form N-1A filed on October 27, 1997.)

  5(y).    Form of Investment Advisory Agreement between Travelers                 Electronically
           Asset Management International Corporation and the NWQ
           Large Cap Portfolio of the Registrant.

  5(z).    Form of Sub-Advisory Agreement between Travelers Asset                  Electronically
           Management International Corporation and NWQ Investment
           Management Company, as Subadviser for the NWQ Large
           Cap Portfolio.

  5(aa).   Form of Investment Advisory Agreement between Travelers                 Electronically
           Asset Management International Corporation and the
           Jurika & Voyles Core Equity Portfolio of the Registrant.

  5(bb).   Form of Sub-Advisory Agreement between Travelers Asset                  Electronically
           Management International Corporation and Jurika & Voyles
           FundGroup, as Subadviser for the Jurika & Voyles
           All Cap Portfolio.

  5(cc).   Form of Investment Advisory Agreement between Travelers                 Electronically
           Asset Management International Corporation and the
           Disciplined Small Cap Stock Portfolio of the Registrant.

  5(dd).   Form of Sub-Advisory Agreement between Travelers Asset                  Electronically
           Management International Corporation and The Travelers
           Investment Management Company, as Subadviser for the
           Disciplined Small Cap Stock Portfolio.

  5(ee).   Form of Investment Advisory Agreement between Travelers                 Electronically
           Asset Management International Corporation and the
           Strategic Stock Portfolio of the Registrant.

  5(ff).   Form of Sub-Advisory Agreement between Travelers Asset                  Electronically
           Management International Corporation and The Travelers
           Investment Management Company, as Subadviser for the
           Strategic Stock Portfolio.

  5(gg).   Form of Investment Advisory Agreement between Travelers                 Electronically
           Asset Management International Corporation and the
           Convertible Bond Portfolio of the Registrant.

  8(a).    Custody Agreement between the Registrant and Chase Manhattan
           Bank, N.A., Brooklyn, New York. (Incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed on April 21, 1997.)


Exhibit
 No.       Description                                                             Method of Filing
 ---       -----------                                                             ----------------
  8(b).    Form of Custody Agreement between the Registrant and PNC Bank.
           (Incorporated herein by reference to Exhibit 8(b) to Post-Effective
           Amendment No. 16 to the Registration Statement on Form N-1A
           filed on July 31, 1996.)

  8(c).    Custody Agreement between the Registrant and Bank of New York.
           (Incorporated herein by reference to Exhibit 8(c) to Post-Effective
           Amendment No. 16 to the Registration Statement on Form N-1A filed on July 31, 1996.)

  8(d).    Form of Subcustody Agreement between Morgan Stanley Trust               Electronically
           Company and Subcustodians.

  8(e).    Custody Agreement between the Registrant and Brown
           Brothers Harriman & Co. (Incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 16 to the
           Registration Statement on Form N-1A filed on July 31, 1996.)

  9(a). Transfer and Recordkeeping Agreement between the Registrant and The Travelers Insurance Company. (Incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed April 3, 1996.)

  9(b). Amendment to Transfer and Recordkeeping Agreement between the Registrant and The Travelers Insurance Company.
           (Incorporated herein by reference to Exhibit 9(b) to Post-
           Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on July 31, 1996.)

  9(c).    Transfer Agent Agreement between Fidelity Investments
           Institutional Operations Company and the Equity Income
           Portfolio and Large Cap Portfolio of the Registrant.
           (Incorporated herein by reference to Exhibit 9(c) to Post-
           Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on July 31, 1996.)

  9(d).    Administrative Services Agreement between theRegistrant and
           The Travelers Insurance Company. (Incorporated herein by reference to Exhibit 9(d) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on July 31, 1996.)

           Amendments No. 1, 2, 3 and 4 to the Administrative Services
           Agreement between the Registrant and The Travelers Insurance
           Company. (Incorporated herein byr eference to Exhibit 9(d) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed on February 12, 1998.)

  9(e). Service Agent Agreement between Fidelity Service Company and the Equity Income Portfolio and Large Cap Portfolio of the
           Registrant. (Incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)


Exhibit
 No.       Description                                                             Method of Filing
 ---       -----------                                                             ----------------
  9(f).    Participation Agreement between the Registrant and The Travelers
           Insurance Company.  (Incorporated herein by reference to
           Exhibit 9(f) to Post-Effective Amendment No. 19 to the Registration
           Statement on Form N-1A filed on April 21, 1997.)

  9(g).    Form of Transfer Agency and Registrar Agreement between                 Electronically
           the Trust and First Data Investor Services Group, Inc.

  10. Opinion and Consent of Counsel. (Incorporated herein by reference to the Registrant's most recent Rule 24f-2 Notice filing on March 25, 1998.)

  11(a).   Consent of Coopers & Lybrand L.L.P., Independent Accountants.           Electronically

           Consent of KPMG Peat Marwick LLP, Independent Certified                 Electronically
  11(b)    Public Accountants.

  11(c)    Consent of Price Waterhouse, LLP, Independent Accountants.              Electronically

  11(d).   Powers of Attorney authorizing Ernest J. Wright, Secretary, or
           Kathleen A. McGah, Assistant Secretary to be the signatory for
           Heath B. McLendon, Knight Edwards, Robert E. McGill III,
           Lewis Mandell, Frances M. Hawk and Ian R. Stuart. (Incorporated
           herein by reference to Exhibit 11(b) to Post-Effective Amendment
           No. 13 to the Registration Statement on Form N-1A, filed April 3, 1996.)

           Power of Attorney authorizing Ernest J. Wright or Kathleen A.
           McGah as signatory for Lewis E. Daidone. (Incorporated herein by reference to Exhibit 11(b) to Post-Effective Amendment No. 18 to the
           Registration Statement on Form N-1A filed on February 24, 1997.)

  27(a).   Financial Data Schedule.                                                Electronically

  27(b)    Financial Data Schedule.                                                Electronically

  27(c)    Financial Data Schedule.                                                Electronically

  27(d)    Financial Data Schedule.                                                Electronically

  27(e)    Financial Data Schedule.                                                Electronically

  27(f)    Financial Data Schedule.                                                Electronically

  27(g)    Financial Data Schedule.                                                Electronically

  27(h)    Financial Data schedule.                                                Electronically

  27(i)    Financial Data Schedule.                                                Electronically

  27(j)    Financial Data Schedule.                                                Electronically

  27(k)    Financial Data Schedule.                                                Electronically

  27(l)    Financial Data Schedule.                                                Electronically

  27(m)    Financial Data Schedule.                                                Electronically

  27(n)    Financial Data Schedule.                                                Electronically


